             As filed with the Securities and Exchange Commission on May 1, 2009

                                            REGISTRATION NOS. 002-96223/811-3240

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

                       -----------------------------------

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
       Pre-Effective Amendment No.     [ ]
       Post Effective Amendment No. 44 [X]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
       Amendment No. 155               [X]

                       -----------------------------------

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT A
                           (EXACT NAME OF REGISTRANT)

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                               (NAME OF DEPOSITOR)

                    2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019
         (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                           (713) 831-3150
              (DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                         AMERICAN HOME ASSURANCE COMPANY
                               (NAME OF GUARANTOR)

                       70 PINE STREET, NEW YORK, NY 10270
         (ADDRESS OF GUARANTOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (212) 770-7000
              (GUARANTOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                       -----------------------------------

                             KATHERINE STONER, ESQ.
                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                    2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)
                       -----------------------------------

It is proposed that this filing will become effective:
[X] immediately upon filing pursuant to paragraph (b) of Rule 485
[ ] on [date] pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a) (1) of Rule 485
[ ] on [date] pursuant to paragraph (a) (1) of Rule 485

                       -----------------------------------

TITLE OF SECURITIES BEING REGISTERED: TITLE OF SECURITIES BEING REGISTERED: (i) Units of interests in Separate Account A of The Variable Annuity Life Insurance Company under variable annuity contracts, Contract Form UIT-981 Fixed and Variable Annuity Contracts, and (ii) a guarantee related to insurance obligations under certain variable annuity contracts.

================================================================================

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

UNITS OF INTEREST UNDER GROUP AND INDIVIDUAL
FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS

CONTRACT FORM UIT-981


PROSPECTUS                                                           MAY 1, 2009


This prospectus describes flexible Purchase Payment individual fixed and variable deferred annuity contracts (the "Contracts") offered by The Variable Annuity Life Insurance Company ("VALIC") to Participants in certain employer sponsored qualified retirement plans. Nonqualified Contracts are also available for certain other employer sponsored plans as well as for certain after-tax arrangements that are not part of an employer's plan.


The Contracts permit Participants to invest in and receive retirement benefits in up to 3 out of a total of 6 Fixed and Variable Account Options (1 fixed and 5 variable) described in this prospectus. Each Variable Account Option invests in a separate portfolio of VALIC Company I.


Variable Account Options
Asset Allocation Fund
Capital Conservation Fund
Mid Cap Index Fund
Money Market I Fund
Stock Index Fund

This prospectus provides information employers and Participants should know before investing in the Contracts and will help Participants make decisions for selecting various investment options and benefits. Please read and retain this prospectus for future reference.


A Statement of Additional Information ("SAI"), dated May 1, 2009, contains additional information about the Contracts and is part of this prospectus. For a free copy call 1-800-448-2542. The table of contents for the SAI is shown at the end of this prospectus. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's Internet web site (http://www.sec.gov).


INVESTMENT IN THE CONTRACTS IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE OWNER'S INVESTMENT TO FLUCTUATE, AND WHEN THE CONTRACTS ARE SURRENDERED, THE VALUE MAY BE HIGHER OR LOWER THAN THE PURCHASE PAYMENTS.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS


                                                                                                      Page
Glossary of Terms                                                                                        4
Fee Tables                                                                                               5
Selected Purchase Unit Data                                                                              6
Summary                                                                                                  7
General Information                                                                                     10
     About the Contracts                                                                                10
     About VALIC                                                                                        10
     American Home Assurance Company                                                                    11
     About VALIC Separate Account A                                                                     11
     Units of Interest                                                                                  12
     Distribution of the Contracts                                                                      12
Fixed Account Option                                                                                    12
Variable Account Options                                                                                13
Purchase Period                                                                                         14
     Account Establishment                                                                              14
     When Your Account Will be Credited                                                                 15
     Purchase Units                                                                                     15
     Calculation of Value for the Fixed Account Option                                                  15
     Calculation of Value for the Variable Account Options                                              16
     Stopping Purchase Payments                                                                         16
Transfers Between Investment Options                                                                    16
     During the Purchase Period - Policy Against Market Timing and Frequent Transfers                   16
     Communicating Transfer or Reallocation Instructions                                                18
     Effective Date of Transfer                                                                         18
     Transfers During the Payout Period                                                                 18
Fees and Charges                                                                                        18
     Account Maintenance Charge                                                                         19
     Surrender Charge                                                                                   19
     Premium Tax Charge                                                                                 19
     Separate Account Charges                                                                           20
     Other Charges                                                                                      20
Payout Period                                                                                           20
     Fixed Payout                                                                                       20
     Variable Payout                                                                                    21
     Combination Fixed and Variable Payout                                                              21
     Partial Annuitization                                                                              21
     Payout Date                                                                                        21
     Payout Options                                                                                     21
     Payout Information                                                                                 22
Surrender of Account Value                                                                              23
     When Surrenders Are Allowed                                                                        23
     Surrender Process                                                                                  23
     Amount That May Be Surrendered                                                                     23
     Surrender Restrictions                                                                             24
     Partial Surrenders                                                                                 24
Exchange Privileges                                                                                     25
Death Benefits                                                                                          25
     The Process                                                                                        25
     Beneficiary Information                                                                            25
     Special Information for Individual Nonqualified Contracts                                          26
     During the Purchase Period                                                                         26

     During the Payout Period                                                                           26
Other Contract Features                                                                                 27
     Changes That May Not Be Made                                                                       27
     Change of Beneficiary                                                                              27
     Cancellation -- The 10 Day "Free Look"                                                             27
     We Reserve Certain Rights                                                                          27
     Relationship to Employer's Plan                                                                    28
Voting Rights                                                                                           28
     Who May Give Voting Instructions                                                                   28
     Determination of Fund Shares Attributable to Your Account                                          28
     How Fund Shares Are Voted                                                                          28
Federal Tax Matters                                                                                     29
     Type of Plans                                                                                      29
     Tax Consequences in General                                                                        30
     Effect of Tax-Deferred Accumulations                                                               32
Legal Proceedings                                                                                       34
Financial Statements                                                                                    34
Table of Contents of Statement of Additional Information                                                35

GLOSSARY OF TERMS

Unless otherwise specified in this prospectus, the words "we," "us", "our," "Company," and "VALIC" mean The Variable Annuity Life Insurance Company and the words "you" and "your" mean the Participant or the individual purchasing an individual Contract.

Other specific terms we use in this prospectus are:

     ACCOUNT VALUE - the total sum of your Fixed Account Option and/or Variable Account Option that has not yet been applied to your Payout Payments.

     ANNUITANT - the individual (in most cases, you) to whom Payout Payments will be paid.

     ASSUMED INVESTMENT RATE - the rate used to determine your first monthly Payout Payment per thousand dollars of account value in your Variable Account Option.

     BENEFICIARY - the individual designated to receive Payout Payments upon the death of the Annuitant.


     BUSINESS DAY - any weekday that the New York Stock Exchange ("NYSE") is open for trading. Normally, the NYSE is open Monday through Friday through 4:00 p.m. Eastern time ("Market Close"). On holidays or other days when the NYSE is closed, such as Good Friday, the Company is not open for business.


     CONTRACT OWNER - the individual or entity to whom the Contract is issued. For a group Contract, the Contract Owner will be the employer purchasing the Contract for a retirement plan.

     DIVISION - the portion of the Separate Account invested in a particular Mutual Fund. Each Division is a subaccount of VALIC Separate Account A.

     FIXED ACCOUNT OPTION -- an account that is guaranteed to earn at least a minimum rate of interest while invested in VALIC's general account.

     HOME OFFICE - located at 2929 Allen Parkway, Houston, Texas 77019.

     MUTUAL FUND OR FUND - the investment portfolio(s) of a registered open-end management investment company, which serves as the underlying investment vehicle for each Division represented in VALIC Separate Account A.

     PARTICIPANT - the individual (in most cases, you) who makes Purchase Payments or for whom Purchase Payments are made.

     PARTICIPANT YEAR - a 12 month period starting with the issue date of a Participant's Contract certificate and each anniversary of that date.

     PAYOUT PAYMENTS - annuity payments withdrawn in a steady stream during the Payout Period.

     PAYOUT PERIOD - the time when you begin to withdraw your money in Payout Payments. This may also be called the "Annuity Period."


     PAYOUT UNIT - a measuring unit used to calculate Payout Payments from your Variable Account Options. Payout Units measure value, which is calculated just like the Purchase Unit value for each Variable Account Option except that the initial Payout Unit includes a factor for the Assumed Investment Rate selected. Payout Unit values will vary with the investment experience of the VALIC Separate Account A Division.

     PROOF OF DEATH - a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC.

     PURCHASE PAYMENTS - an amount of money you or your employer pay to VALIC to receive the benefits of a Contract.

     PURCHASE PERIOD - the accumulation period or time between your first Purchase Payment and the beginning of your Payout Period (or surrender).

     PURCHASE UNIT - a unit of interest owned by you in your Variable Account Option.

     SYSTEMATIC WITHDRAWALS - payments withdrawn on a regular basis during the Purchase Period.

     VALIC SEPARATE ACCOUNT A OR SEPARATE ACCOUNT - a segregated asset account established by VALIC under the Texas Insurance Code. The purpose of the VALIC Separate Account A is to receive and invest your Purchase Payments and Account Value in the Variable Account Option, if selected.

     VARIABLE ACCOUNT OPTION -- investment options that correspond to Separate Account Divisions offered by the Contracts.

FEE TABLES

The following tables describe the fees and expenses that you may pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract or surrender the Contract.

CONTRACT OWNER/PARTICIPANT TRANSACTION EXPENSES (1)

Maximum Deferred Surrender Charge (as a percentage of the lesser of all Purchase
Payments received during the last 36 months or the amount surrendered, as
applicable) (1)                                                                                          5.00%

Maximum Loan Application Fee (per loan)                                                                $   60

State Premium Taxes (as a percentage of the amount annuitized)                                          0-3.5%

-----------
(1) No surrender charge will be applied to money applied to provide a Payout Option; to death benefits; or if no Purchase Payments have been received during the 36 months prior to the date of surrender. Also, in any Participant Year, withdrawals of up to 10% of Account Value may be withdrawn without a surrender charge.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including the Variable Account Option fees and expenses.

SEPARATE ACCOUNT EXPENSES

ACCOUNT MAINTENANCE FEE                                                                                $   30

Mortality and Expense Risk (as a percentage of Separate Account average net assets)                      1.00%

The next table shows the minimum and maximum total operating expenses charged by the Mutual Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Mutual Fund's fees and expenses is contained in the prospectus for each Fund.


TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES                                   MINIMUM              MAXIMUM
-------------------------------------------                                   -------              -------
(Expenses that are deducted from the assets of a Mutual Fund, including management fees, distribution and/or service (12b-1) fees,
and other expenses)                                                            0.35%                0.71%

EXAMPLE

This example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner/Participant transaction expenses, Contract fees, Separate Account annual expenses and the Variable Account Option fees and expenses.

The example assumes that you invest a single Purchase Payment of $10,000 in the Contract for the time periods indicated. The example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses for a Variable Account Option. The example does not include the effect of premium taxes upon annuitization, which, if reflected, would result in higher costs. Although your actual costs may be higher or lower, based on these assumptions, the costs would be:

(1) IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE TIME PERIOD:


  1 Year                       3 Years                     5 Years                    10 Years
--------                       -------                     -------                    --------
   $641                        $1,042                       $941                       $2,048


(2) IF YOU ANNUITIZE AT THE END OF THE APPLICABLE TIME PERIOD:


 1 Year                       3 Years                     5 Years                    10 Years
 ------                       -------                     -------                    --------
  $176                         $546                        $941                       $2,048


(3) IF YOU DO NOT SURRENDER YOUR CONTRACT:


1 Year                       3 Years                      5 Years                    10 Years
------                       -------                      -------                    --------
 $176                         $546                         $941                       $2,048


Note: This example should not be considered representative of past or future expenses for VALIC Separate Account A or for any Mutual Fund. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

SELECTED PURCHASE UNIT DATA

Purchase Units shown are for a Purchase Unit outstanding throughout the year for each Variable Account Option.


                                                                UNIT VALUE      UNIT VALUE            NUMBER OF UNITS
         FUND NAME                              YEAR               AT 1/1        AT 12/31           OUTSTANDING AT 12/31
---------------------------                     ----            ----------      ----------          --------------------
Asset Allocation Division 5                     2008                5.218          4.024                  1,415,712
                                                2007                4.958          5.218                  1,662.542
                                                2006                4.481          4.958                 31,608,964
                                                2005                4.364          4.481                 38,101,825
                                                2004                4.063          4.364                 42,594,301
                                                2003                3.429          4.063                 42,040,433
                                                2002                3.821          3.429                 43,285,442
                                                2001                4.030          3.821                 48,720,402
                                                2000                4.174          4.030                 52,959,577
                                                1999                3.773          4.174                 61,240,667

Capital Conservation Division 1                 2008                5,189          4.983                    491,373
                                                2007                5.056          5,189                    549,321
                                                2006                4.886          5.056                    646,707
                                                2005                4.849          4.886                    710,759

                                                                UNIT VALUE      UNIT VALUE            NUMBER OF UNITS
         FUND NAME                              YEAR               AT 1/1        AT 12/31           OUTSTANDING AT 12/31
---------------------------                     ----            ----------      ----------          --------------------
                                                2004                4.710          4.849                    804,405
                                                2003                4.569          4.710                    865,198
                                                2002                4.237          4.569                    992,976
                                                2001                3.971          4.237                  1,004,582
                                                2000                3.673          3.971                  1,162,015
                                                1999                3.726          3.673                  1,415,413

Mid Cap Index Division 4                        2008               10.811          6.755                  1,279,489
                                                2007               10.145         10.811                  1,568,670
                                                2006                9.317         10.145                207,349,862
                                                2005                8.388          9.317                198,552,536
                                                2004                7.301          8.388                187,095,480
                                                2003                5.457          7.301                174,675,260
                                                2002                6.477          5.457                157,442,272
                                                2001                6.605          6.477                149,549,757
                                                2000                5.722          6.605                146,197,467
                                                1999                5.029          5.722                151,288,816

Money Market I Division 2                       2008                3.000          3.037                    442,634
                                                2007                2.895          3.000                    438,879
                                                2006                2.795          2.895                    514,112
                                                2005                2.748          2.795                    636,513
                                                2004                2.753          2.748                    656,703
                                                2003                2.764          2.753                    735,265
                                                2002                2.758          2.764                  1,288,000
                                                2001                2.687          2.758                  1,386,970
                                                2000                2.560          2.687                  1,601,984
                                                1999                2.469          2.560                  1,632,469

Stock Index Division 10D                        2008               10.340          6.428                  1,970,487
                                                2007                9.935         10.340                  2,340,545
                                                2006                8.695          9.935                  2,691,954
                                                2005                8.399          8.695                  2,978,546
                                                2004                7.677          8.399                  3,466,380
                                                2003                6.048          7.677                  3,740,323
                                                2002                7.876          6.048                  3,940,019
                                                2001                9.061          7.876                  4,447,667
                                                2000               10.096          9.061                  5,062,272
                                                1999                8.458         10.096                  5,858,523


SUMMARY

The following is a summary of the major features of the Contracts. For a more detailed discussion of the Contracts, please read the entire prospectus carefully.

FIXED AND VARIABLE OPTIONS


The Contracts offer a choice from among one Fixed Account Option and five Variable Account Options. Each of the Variable Account Options shown below is a series of VALIC Company I. Participants will not be able to invest in all of the Variable Account Options described below within a single group or individual annuity contract. If your Contract is part of an employer's retirement program, that program will describe which Variable Account Options are available to you.

Fixed Account Option

Fixed Account Plus provides fixed-return investment growth for the long-term. This account is guaranteed to earn at least a minimum rate of interest, as disclosed in your Contract, and interest is paid at a declared rate. Certain limitations may also apply. See "Transfers Between Investment Options."

Variable Account Options

Asset Allocation Fund -- an equity and fixed-income option.

Capital Conservation Fund -- a fixed-income option.

Mid Cap Index Fund -- a domestic mid-cap equity option.

Money Market I Fund -- a fixed-income option.

Stock Index Fund -- a domestic large-cap equity option.


Details about the investment objective and strategy of the Mutual Funds shown above can be found in the section of the prospectus entitled "Variable Account Options," and also in the current VALIC Company I prospectus, available at www.valic.com (or call 1-800-448-2542).


GUARANTEED DEATH BENEFIT

The Contract offers a death benefit upon the death of the Annuitant during the Purchase Period equal to the greater of Account Value or Purchase Payments reduced by withdrawals.

TRANSFERS

There is no charge to transfer the money in your account among the investment options. You may transfer your Account Value between Variable Account Options or to the Fixed Account Option once every 30 days during the Purchase Period, subject to certain rules. For more information on account transfers, see the "Transfers Between Investment Options" section in this prospectus.

Once you begin receiving annuity payments from your account (during the Payout Period), you may still transfer funds among Variable Account Options once every 365 days.

FEES AND CHARGES

Account Maintenance Charge

The annual account maintenance charge is $30.

Surrender Charge

Under some circumstances a surrender charge is deducted from your account. These situations are discussed in detail in the section of this prospectus entitled "Fees and Charges -- Surrender Charge." When this happens the surrender charge is 5% of the contributions you made to your account during the last 36 months.


Withdrawals are always subject to your plan provisions and federal tax restrictions, which generally include a tax penalty on withdrawals made prior to age 59 1/2.


Premium Tax Charge

Premium taxes ranging from zero to 3 1/2% are currently imposed by certain states and municipalities. For a detailed discussion on timing and deduction of premium taxes see the section of this prospectus entitled "Fees and Charges -- Premium Tax Charge."

Separate Account Charges

If you choose a Variable Account Option you will incur a mortality and expense risk fee computed at an aggregate annualized rate of 1.00% on the average daily net asset value of VALIC Separate Account A.


Since some of these fees may not apply to your Contract, consult a VALIC financial advisor to see how these provisions apply to you.


PAYOUT OPTIONS

When you withdraw your money, you can select from several payout options: an annuity (which guarantees payment for as long as you live), periodic withdrawals and systematic withdrawals. More information on payout options can be found in the "Payout Period" section of this prospectus.

FEDERAL TAX INFORMATION

Although deferred annuity contracts such as the Contracts can be purchased with after-tax dollars, they are primarily used in connection with retirement programs that already receive favorable tax treatment under federal law.

Annuities, custodial accounts and trusts used to fund tax-qualified retirement plans and programs (such as those established under Internal Revenue Code of 1986, as amended ("Code") sections 403(b) or 401(k) and individual retirement plans ("IRAs")) generally defer payment on taxes and earnings until withdrawal. If you are considering an annuity to fund a tax-qualified plan or program, you should know that an annuity generally does not provide additional tax deferral beyond the tax-qualified plan or program itself. Annuities, however, may provide other important features and benefits such as the income payout option, which means that you can choose to receive periodic payments for the rest of your life or for a certain number of years, and a minimum guaranteed death benefit, which protects your Beneficiaries if you die before you begin the income payout option. Before purchasing a deferred annuity for use in a qualified retirement plan or program, you should seek tax advice from your own tax advisor. Separate Account fees are charged for these benefits, as described in the "Fees and Charges" section of this prospectus.

For a more detailed discussion of these income tax provisions, see "Federal Tax Matters."

PURCHASE REQUIREMENTS

If the Contract is a flexible Purchase Payment Contract, Purchase Payments may be made at any time but each Purchase Payment must be at least $30 per Participant account. The amount of each Purchase Payment allocated to each Variable Account Option and Fixed Account Option must also be at least $30. If the Contract is a single Purchase Payment Contract, the minimum Purchase Payment is $1,000 per Participant account. These minimums may be waived where one purchaser, such as an employer, purchases a number of Contracts.

CANCELLATION - THE 10 DAY "FREE LOOK"

The Contract Owner of a group Contract (employer) or individual Contract Owner may cancel a Contract by returning it to the Company within 10 days after it is received. The free look does not apply to Participant certificates except in a limited number of states. To cancel the Contract, the Contract Owner must send a written request for cancellation and return the Contract to us at our Home Office before the end of the "Free Look" period. A refund will be made to the Contract Owner within seven days after receipt of the Contract as required.

LOANS

Certain Contracts may offer a tax-free loan provision for tax-qualified Contracts, other than IRAs, which gives you access to your money in the Fixed Account Options (subject to a minimum loan amount of $1,000). The availability of loans is subject to federal and state government regulations, as well as your employer's plan provisions and VALIC policy. Generally, one loan per account will be allowed. Under certain, specific circumstances, a maximum of two loans per account may be allowed. VALIC reserves the right to change this limit. We may charge a loan application fee if permitted under state law. Keep in mind that tax laws restrict withdrawals prior to age 59 1/2 and a tax penalty may apply (including on a loan that is not repaid).

GENERAL INFORMATION

ABOUT THE CONTRACTS

The Contracts were developed to help you save money for your retirement. A group Contract is a Contract that is purchased by an employer for a retirement plan. The employer and the plan documents will determine how contributions may be made to the Contracts. For example, the employer and plan documents may allow contributions to come from different sources, such as payroll deductions or money transfers. The amount, number, and frequency of your Purchase Payments may also be determined by the retirement plan for which your Contract was purchased. Likewise, the employer's plan may have limitations on partial or total withdrawals (surrenders), the start of annuity payments, and the type of annuity payout options you select.

The Contracts offer a combination of fixed and variable investment options that you, as a Participant, may choose to invest in to help you reach your retirement savings goals. You should consider your personal risk tolerances and your retirement plan in choosing your investment options. You will be permitted to select up to three investment options.

The retirement savings process with the Contracts will involve two stages: the accumulation Purchase Period, and the annuity Payout Period. The accumulation period is when you make contributions into the Contracts called "Purchase Payments." The Payout Period begins when you decide to annuitize all or a portion of your Account Value. You can select from a wide array of payout options including both fixed and variable payments. For certain types of retirement plans, such as 403(b) plans, there may be statutory restrictions on withdrawals as disclosed in the plan documents. Please refer to your plan document for guidance and any rules or restrictions regarding the accumulation or annuitization periods. For more information, see "Purchase Period" and "Payout Period."

ABOUT VALIC

We were originally organized on December 21, 1955 as The Variable Annuity Life Insurance Company of America Incorporated, located in Washington, D.C. We re-organized in the State of Texas on August 20, 1968, as Variable Annuity Life Insurance Company of Texas. The name was changed to The Variable Annuity Life Insurance Company on November 5, 1968. Our main business is issuing and offering fixed and variable retirement annuity contracts, like UIT-981 ("Impact"). Our principal offices are located at 2929 Allen Parkway, Houston, Texas 77019. We have regional offices throughout the United States.

On August 29, 2001, AIG Life Holdings (US), Inc. formerly American General Corporation, ("ALH"), holding company and VALIC's indirect parent company, was acquired by American International Group, Inc. ("AIG"), a Delaware corporation. As a result, VALIC is an indirect, wholly owned subsidiary of AIG. AIG is a holding company, which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement savings and asset management.

On March 4, 2009, AIG issued and sold to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"), 100,000 shares of AIG's Series C Perpetual, Convertible, Participating Preferred Stock (the "Stock") for an aggregate purchase price of $500,000, with an understanding that additional and independently sufficient consideration was also furnished to AIG by the Federal Reserve Bank of New York (the "FRBNY") in the form of its lending commitment (the "Credit Facility") under the Credit Agreement, dated as of September 22, 2008, between AIG and the FRBNY. The Stock has preferential liquidation rights over AIG common stock, and, to the extent permitted by law, votes with AIG's common stock on all matters submitted to AIG's shareholders. The Trust has approximately 79.9% of the aggregate voting power of AIG's common stock and is entitled to approximately 79.9% of all dividends paid on AIG's common stock, in each case treating the Stock as if converted. The Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates.


AMERICAN HOME ASSURANCE COMPANY

The information below is applicable to you only if your Contract or Certificate was issued on or before December 31, 2006.

Insurance obligations under Contracts issued by the Company are guaranteed by American Home Assurance Company ("American Home"), an affiliate of the Company. Insurance obligations include, without limitation, Contract value invested in any available fixed account option, death benefits and income options. The guarantee does not guarantee Contract value or the investment performance of the Variable Account Options available under the Contracts. The guarantee provides that the Company's Contract owners can enforce the guarantee directly.

American Home provided notice of termination of the General Guarantee Agreement dated March 3, 2003 (the "Guarantee") with respect to Contracts issued by VALIC. The Guarantee terminated on December 29, 2006 at 4:00 p.m. Eastern time ("Point of Termination"). Pursuant to its terms, the Guarantee will not apply to any group or individual Contract or Certificate issued after the Point of Termination. The Guarantee will remain in effect for any Contract or Certificate issued prior to the Point of Termination until all insurance obligations under such Contracts or Certificates are satisfied in full. As described in the prospectus, VALIC will continue to remain obligated under all of its Contracts and Certificates, regardless of issue date, in accordance with the terms of those Contracts and Certificates.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 70 Pine Street, New York, New York 10270. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc.

ABOUT VALIC SEPARATE ACCOUNT A


When you direct money to the Contract's Variable Account Options, you will be sending that money through VALIC Separate Account A. You do not invest directly in the Mutual Funds made available in the Contracts. VALIC Separate Account A invests in the Mutual Funds on behalf of your account. VALIC acts as self custodian for the Mutual Fund shares owned through the Separate Account. VALIC Separate Account A is made up of what we call "Divisions." Five Divisions are available and represent the Variable Account Options in the Contracts. Each of these Divisions invests in a different Mutual Fund made available through the Contracts. For example, Division Ten represents and invests in the (VALIC Company I) Stock Index Fund. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of VALIC Separate Account A.


VALIC established VALIC Separate Account A on July 25, 1979 under Texas insurance law. VALIC Separate Account A is registered with the SEC as a unit investment trust under The Investment Company

Act of 1940 (the "1940 Act"). Units of interest in VALIC Separate Account A are registered as securities under the Securities Act of 1933, as amended.

VALIC Separate Account A is administered and accounted for as part of the Company's business operations. However, the income, capital gains or capital losses, whether or not realized, of each Division of VALIC Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of the Contracts, VALIC Separate Account A may not be charged with the liabilities of any other Company operation. As stated in the Contracts, the Texas Insurance Code requires that the assets of VALIC Separate Account A attributable to the Contracts be held exclusively for the benefit of the Contract Owner, Participants, Annuitants, and Beneficiaries of the Contracts. The commitments under the Contracts are VALIC's, and AIG and ALH have no legal obligation to back these commitments.

UNITS OF INTEREST

Your investment in a Division of VALIC Separate Account A is represented by units of interest issued by VALIC Separate Account A. On a daily basis, the units of interest issued by VALIC Separate Account A are revalued to reflect that day's performance of the underlying mutual fund minus any applicable fees and charges to VALIC Separate Account A.

DISTRIBUTION OF THE CONTRACTS

The principal underwriter for the VALIC Separate Account A is American General Distributors, Inc. (the "Distributor"), an affiliate of VALIC. Distributor was formerly known as A.G. Distributors, Inc. In the States of Florida and Illinois, the Distributor is known as American General Financial Distributors of Florida, Inc. and American General Financial Distributors of Illinois, Inc., respectively. The address of the Distributor is 2929 Allen Parkway, Houston, Texas 77019. The Distributor is a Delaware corporation and is a member of the Financial Industry Regulatory Authority ("FINRA").

The Contracts are sold by licensed insurance agents who are registered representatives of broker-dealers, which are members of FINRA, unless such broker-dealers are exempt from the broker-dealer registration requirements of the Securities Exchange Act of 1934, as amended. For more information about the distributor, see "Distribution of Variable Annuity Contracts" in the SAI.

The broker-dealers who sell the Contracts will be compensated for such sales by commissions ranging up to 7% of each first-year Purchase Payment. Agents will receive commissions of approximately 1.2% for level Purchase Payments in subsequent years and up to 7% on increases in the amount of Purchase Payments in the year of the increase. In addition, the Company and AGDI may enter into marketing and/or sales agreements with certain broker-dealers regarding the promotion and marketing of the Contracts. The sales commissions and any marketing arrangements as described are paid by the Company and are not deducted from Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the Contract. See also the "Fees and Charges" section in this prospectus.

FIXED ACCOUNT OPTION


The Contracts offer one Fixed Account Option ("Fixed Account Plus") that is a part of the general account assets of the Company. These assets are invested in accordance with applicable state regulations to provide fixed-rate earnings and guarantees safety of principal. The guarantee is backed by the claims-paying ability of the Company, and not the Separate Account. The Fixed Account Option is not subject to regulation under the 1940 Act and is not required to be registered under The Securities Act of 1933, as amended. As a result, the SEC has not reviewed data in this prospectus that relates to the Fixed Account Option. However, federal securities law does require such data to be accurate and complete.

Fixed Account Plus invests in the general account assets of the Company. This account provides fixed-return investment growth for the long-term. It is credited with interest at rates set by VALIC. The account is guaranteed to earn at least a minimum rate of interest. There are limitations on transfers out of this option. Purchase Payments allocated to a Fixed Account Option will receive an initial rate of interest. There are limitations on transfers out of this option. If you transfer assets from Fixed Account Plus to a Variable Account Option, any assets transferred back into Fixed Account Plus within 90 days will receive the current rate of interest, which may be lower than the initial rate.

Money allocated to the Fixed Account Option goes into VALIC's general account. The general account consists of all of VALIC's assets, other than assets attributable to a separate account. All of the assets in the general account are chargeable with the claims of any VALIC Contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws. Purchase Payments and interest earned on such amounts in your Fixed Account Option will be paid regardless of the investment results experienced by VALIC's general assets. Thus, we bear the entire investment risk for the Fixed Account Option.

VARIABLE ACCOUNT OPTIONS

The Contracts enable you to participate in Divisions that represent five Variable Account Options, shown below. Your retirement program may limit the number of Variable Account Options in which you may invest. Certain additional limitations may also apply. See "About VALIC Separate Account A."


Each individual Division represents and invests, through VALIC's Separate Account A, in a specific portfolio of VALIC Company I. VALIC Company I serves as the investment vehicle for the Contracts. VALIC Company I is registered as an open-end, management investment company and is regulated under the 1940 Act. A brief description of the investment objective and strategy of each Variable Account Option is shown below. For more detailed information about each Mutual Fund option, including investment strategy and risks, you should refer to the VALIC Company I prospectus. Copies are available online at www.valic.com or you may call 1-800-448-2542. Please read the prospectus carefully before investing.


Description of Funds Available as Variable Account Options

Asset Allocation Fund (Division 5) -- seeks maximum aggregate rate of return over the long term through controlled investment risk by adjusting its investment mix among stocks, long term debt securities and short-term money market securities. Adviser: VALIC. Sub-adviser: AIG Global Investment Corp.

Capital Conservation Fund (Division 7) -- seeks the highest possible total return consistent with preservation of capital through current income and capital gains on investments in intermediate and long-term debt instruments and other income producing securities. Adviser: VALIC. Sub-adviser: AIG Global Investment Corp.

Mid Cap Index Fund (Division 4) -- seeks growth of capital through investments primarily in a diversified portfolio of common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P MidCap 400(R) Index.* Adviser: VALIC. Sub-adviser: AIG Global Investment Corp.


Money Market I Fund (Division 6) -- seeks liquidity, protection of capital and current income thorough investments in short-term money market instruments.
Adviser: VALIC. Sub-adviser: SunAmerica Asset Management Corp.


Stock Index Fund (Division 10D) -- seeks long-term capital growth through investments in common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P 500(R) Index.* Adviser: VALIC. Sub-adviser: AIG Global Investment Corp.

AIG Global Investment Corp. and SunAmerica Asset Management Corp. are affiliated with VALIC due to common ownership.


* "Standard & Poor's(R)," "S&P," "S&P 500(R)" and "S&P MidCap 400(R)" are trademarks of Standard & Poor's ("S&P"). The Mid Cap Index Fund and the Stock Index Fund are not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in either Fund.

PURCHASE PERIOD

The Purchase Period begins when your first Purchase Payment is made and continues until you begin your Payout Period. This period may also be called the accumulation period, as you save for retirement. Changes in the value of each Fixed and Variable Account Option are reflected in your overall Account Value. Thus, your investment choices and their performance will affect the total Account Value that will be available for the Payout Period. The amount, number, and frequency of Purchase Payments may be determined by the retirement plan for which the Contract was purchased. The Purchase Period will end upon death, upon surrender, or when you complete the process to begin the Payout Period.

ACCOUNT ESTABLISHMENT

You must establish an account through a financial advisor. Initial Purchase Payments must be received by VALIC either with, or after, a completed application. If part of an employer-sponsored retirement plan, then your employer is responsible for remitting Purchase Payments to us. The employer is responsible for furnishing instructions to us (a premium flow report) as to the amount being applied to your account (see below).

The maximum single payment that may be applied to any account without prior Home Office approval is $1,000,000.00. Minimum initial and subsequent Purchase Payments are as follows:

Contract Type                 Initial Payment             Subsequent Payment
-------------                 ---------------             ------------------
Periodic Payment                  $   30                       $30

Single Payment                    $1,000                       -0-

Purchase Payment minimums apply to each Periodic Payment made. The Single Payment minimum applies to each of your accounts.

When an initial Purchase Payment is accompanied by an application, within 2 Business Days we will:

     - Accept the application and establish your account. We will also apply your Purchase Payment by crediting the amount, on the date we accept your application, to the Fixed or Variable Account Option selected;

     -    Reject the application and return the Purchase Payment; or

     - Request additional information to correct or complete the application. In the case of an individual variable annuity Contract, we will return the Purchase Payments within 5 Business Days if the requested information is not provided, unless you otherwise so specify. Once you provide us with the requested information, we will establish your account and apply your Purchase Payment, on the date we accept your application, by crediting the amount to the Fixed or Variable Account Option selected.

If we receive Purchase Payments from your employer before we receive your completed application or enrollment form, we will not be able to establish a permanent account for you. If this occurs, we will take one of the following actions:

     - Return Purchase Payments. If we do not have your name, address or Social Security Number ("SSN"), we will return the Purchase Payment to your employer unless this information is immediately provided to us;

     - Employer-Directed Account. If we have your name, address and SSN and we have an Employer-Directed Account Agreement with your employer, generally we will deposit your Purchase Payment in an "Employer-Directed" account invested in a Money Market Division, or other investment options chosen by your employer. You may not transfer these amounts until VALIC has received a completed application or enrollment form; or

     - Starter Account. If we have your name, address and SSN, but we do not have an Employer-Directed Account Agreement from your employer, we will deposit your Purchase Payment in a "starter" account invested in the Money Market Division option available for your plan. We will send you follow-up letters requesting the information necessary to complete the application, including your allocation instructions. You may not transfer these amounts until VALIC has received a completed application or enrollment form.

If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to block a Contract Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

WHEN YOUR ACCOUNT WILL BE CREDITED

Depending on your retirement plan, Purchase Payments may be made by your employer for your account or by you for an IRA or certain nonqualified Contracts. It is the employer's or the individual's responsibility to ensure that the Purchase Payment can be promptly posted to the appropriate account(s).

A Purchase Payment must be "in good order" before it can be posted to your account. "In good order" means that all required information and/or documentation has been supplied and that the funds (check, wire, or ACH) clearly identify the individual SSN or group number to which they are to be applied. To ensure efficient posting for Employer-Directed accounts, Purchase Payment information must include complete instructions, including the group name and number, each employee's name and SSN, contribution amounts (balanced to the penny for the total purchase) and the source of the funds (for example, employee voluntary, employer mandatory, employer match, transfer, rollover or a contribution for a particular tax year). Purchase Payments for individual accounts must include the name, SSN, and the source of the funds (for example, transfer, rollover, or a contribution for a particular tax year).


If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt. Purchase Payments in good order after Market Close will be credited the next Business Day.


Please note that if the Purchase Payment is not in good order, the employer or individual will be notified promptly. No amounts will be posted to any accounts until all issues with the Purchase Payment have been resolved. If a Purchase Payment is not received in good order, the purchase amounts will be posted effective the date all required information is received.

PURCHASE UNITS


A Purchase Unit is a unit of interest owned by you in your Variable Account Option. Purchase Unit values are calculated each Business Day following Market Close. Note that the NYSE is closed on New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Purchase Units may be shown as "Number of Shares" and the Purchase Unit values may be shown as "Share Price" on some account statements. See "Purchase Unit Value" in the SAI for more information and an illustration of the calculation of the unit value.


CALCULATION OF VALUE FOR THE FIXED ACCOUNT OPTION

You may allocate all or a portion of your Purchase Payments to the Fixed Account Option as permitted by your retirement program. A complete discussion of the Fixed

Account Option may be found in the "Fixed Account Option" section in this prospectus. The value of your Fixed Account Option is calculated on a given Business Day as shown below:

     The value of your Fixed Account Option

     EQUALS

     All Purchase Payments made to the Fixed Account Option

     PLUS

     Amounts transferred from the Variable Account Option to the Fixed Account Option PLUS All interest earned

     MINUS

     Amounts transferred or withdrawn from Fixed Account Option (including applicable fees and charges).

CALCULATION OF VALUE FOR THE VARIABLE ACCOUNT OPTIONS


You may allocate all or a portion of your Purchase Payments to the Variable Account Options listed in this prospectus as permitted by your retirement program. As noted elsewhere in the prospectus, you will not be permitted to select from more than three investment options. A complete discussion of the Variable Account Options may be found in the "Variable Account Options" section in this prospectus. Based upon a Variable Account Option's Purchase Unit value, your account will be credited with the applicable number of Purchase Units. If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt and will receive that Business Day's Purchase Unit value. Purchase Payments in good order received by our bank afterMarket Close will be credited the next Business Day and will receive the next Business Day's Purchase Unit value. The Purchase Unit value of each Variable Account Option will change each Business Day depending upon the investment performance of the Mutual Fund (which may be positive or negative) and the deduction of the separate account charges. See "Fees and Charges." Because Purchase Unit values for each Mutual Fund change each Business Day, the number of Purchase Units your account will be credited with for subsequent Purchase Payments will vary. Each Variable Account Option bears its own investment risk. Therefore, the value of your account may be worth more or less at retirement or withdrawal.


STOPPING PURCHASE PAYMENTS

Purchase Payments may be stopped at any time. Purchase Payments may be resumed at any time during the Purchase Period. The value of the Purchase Units will continue to vary, and your Account Value will continue to be subject to charges. The Account Value will be considered surrendered when you begin the Payout Period. You may not make Purchase Payments during the Payout Period.

If both your Account Value and Purchase Payments (less any withdrawals) fall below $300, and you do not make any Purchase Payments for at least a two year period, we may close the account and pay the Account Value to the Participant. We will not assess a surrender charge in this instance. Any such account closures will be subject to applicable distribution restrictions under the Contract and/or under your employer's plan.

TRANSFERS BETWEEN INVESTMENT OPTIONS


You may transfer all or part of your Account Value between the various Fixed and Variable Account Options in the Contract without a charge. Transfers may be made during the Purchase Period or during the Payout Period, subject to certain restrictions. WE RESERVE THE RIGHT TO LIMIT THE NUMBER, FREQUENCY (MINIMUM PERIOD OF TIME BETWEEN TRANSFERS) OR DOLLAR AMOUNT OF TRANSFERS YOU CAN MAKE AND TO RESTRICT THE METHOD AND MANNER OF PROVIDING OR COMMUNICATING TRANSFERS OR REALLOCATION INSTRUCTIONS. You will be notified of any changes to this policy through newsletters or information posted on www.valic.com. Your employer's plan may also limit your rights to transfer.


DURING THE PURCHASE PERIOD - POLICY AGAINST MARKET TIMING AND FREQUENT TRANSFERS

VALIC has a policy to discourage excessive trading and market timing. Our investment options are not designed to accommodate short-term trading or "market timing" organizations, or individuals engaged in certain trading strategies, such as programmed transfers, frequent transfers, or transfers that are lrge in relation to the total assets of a mutual fund. These trading strategies may be disruptive to mutual funds by diluting the value of the fund shares, negatively affecting investment strategies and increasing portfolio turnover. Excessive trading also raises fund expenses, such as recordkeeping and transaction costs, and harms fund performance. Further, excessive trading of any amount, including amounts less than $5,000, harms fund investors, as the excessive trader takes security profits intended for the entire fund, in effect forcing securities to be sold to meet redemption needs. The premature selling and disrupted investment strategy causes the fund's performance to suffer, and exerts downward pressure on the fund's price per share.


Accordingly, VALIC implemented certain policies and procedures intended to hinder short-term trading. If an investor sells fund shares valued at $5,000 or more, whether through an exchange, transfer, or any other redemption, the investor will not be able to make a purchase of $5,000 or more in that same fund for 30 calendar days.


This policy applies only to investor-initiated trades of $5,000 or more, and does not apply to the following:

     -    Plan-level or employer-initiated transactions;

     -    Purchase transactions involving transfers of assets or rollovers;

     - Retirement plan contributions, loans, and distributions (including hardship withdrawals);

     -    Roth IRA conversions or IRA recharacterizations;

     -    Systematic purchases or redemptions;

     -    Systematic account rebalancing; or

     -    Trades of less than $5,000.


As described in a fund's prospectus and statement of additional information, in addition to the above, fund purchases, transfers and other redemptions may be subject to other investor trading policies, including redemption fees, if applicable. Certain funds may set limits on transfers in and out of a fund within a set time period in addition to or in lieu of the policy above. Also, an employer's benefit plan may limit an investor's rights to transfer.


We intend to enforce these investor trading policies uniformly. We make no assurances, however, that all the risks associated with frequent trading will be completely eliminated by these policies and/or restrictions. If we are unable to detect or prevent market timing activity, the effect of such activity may result in additional transaction costs for the investment options and dilution of long-term performance returns. Thus, an investor's account value may be lower due to the effect of the extra costs and resultant lower performance. We reserve the right to modify these policies at any time.

The Fixed Account Options are subject to additional restrictions:

FIXED ACCOUNT OPTION           % OF ACCOUNT VALUE       FREQUENCY     OTHER RESTRICTIONS
--------------------           ------------------       ---------     ------------------
Fixed Account Plus:            Up to 20% per            Any time      If you transfer assets from Fixed Account
                               Participant Year                       Plus to a Variable Account Option, any
                                                                      assets transferred back into Fixed Account
                                                                      Plus within 90 days may receive a different
                                                                      rate of interest than your new Purchase
                                                                      Payments. (1)

Fixed Account Plus:            Up to 100%               Any time      Available if your Account Value is less than
                                                                      or equal to $500.

Short-Term Fixed Account:      Up to 100%               Any time      After a transfer into the Short-Term Fixed
                                                                      Account, you may not make a transfer from
                                                                      the Short-Term Fixed Account for 90 days.(2)

(1) Your employer may further limit or expand the restrictions. We may charge for those modified restrictions if specified in your employer's retirement plan.

(2) VALIC may change this holding period at any time in the future, but it will never be more than 180 days.

COMMUNICATING TRANSFER OR REALLOCATION INSTRUCTIONS


Transfer instructions may be given by telephone, through the internet (VALIC Online), using the self-service automated phone system (VALIC by Phone), or in writing. We encourage you to make transfers or reallocations using VALIC Online or VALIC by Phone for most efficient processing. We will send a confirmation of transactions to the Participant within five days from the date of the transaction. It is your responsibility to verify the information shown and notify us of any errors within 30 calendar days of the transaction.


Generally, no one may give us telephone instructions on your behalf without your written or recorded verbal consent. Financial advisors or authorized broker-dealer employees who have received client permission to perform a client-directed transfer of value via the telephone or Internet will follow prescribed verification procedures.

When receiving instructions over the telephone or online, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or online. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

EFFECTIVE DATE OF TRANSFER

The effective date of a transfer will be:


     - The date of receipt, if received in our Home Office before Market Close; otherwise,


     -    The next date values are calculated.

TRANSFERS DURING THE PAYOUT PERIOD

During the Payout Period, transfers instructions must be given in writing and mailed to our Home Office. Transfers may be made from the Contract's investment options, subject to the following restrictions:

PAYOUT OPTION                        % OF ACCOUNT VALUE               FREQUENCY
-------------                        ------------------               ---------
Variable Payout:                     Up to 100%                       Once every 365 days

Combination Fixed and                Up to 100% of money in variable  Once every 365 days
Variable Payout:                     option payout

Fixed Payout:                        Not permitted                    N/A

FEES AND CHARGES

By investing in Impact, you may be subject to the following basic types of fees and charges, applied to the Fixed and Variable Account Options:

     -    Account Maintenance Charge

     -    Surrender Charge

     -    Premium Tax Charge

     -    Separate Account Charges

     -    Other Tax Charges

These fees and charges are applied to the Fixed and Variable Account Options in proportion to the Account Value as explained below. Unless we state otherwise, we may profit from these fees and charges. For additional information about these fees and charges, see the "Fee Tables."

ACCOUNT MAINTENANCE CHARGE

During the Purchase Period an account maintenance charge of $30.00 will be deducted on the last day of the calendar quarter following receipt of the first purchase payment and annually on that date after that. We will sell Purchase Units from your account to pay the account maintenance charge. The charge will be assessed equally among the Variable Account Options and the Fixed Account Option that make up your Account Value. We do not charge an account maintenance charge during the Payout Period.

The account maintenance charge is to reimburse the Company for our administrative expenses. This includes the expense for establishing and maintaining the record keeping for the Contracts.

SURRENDER CHARGE

When you withdraw money from your account, you may be subject to a surrender charge that will be deducted from the amount withdrawn. For information about your right to surrender, see "Surrender of Account Value" in this prospectus.

It is assumed that the most recent Purchase Payments are withdrawn first. No surrender charge will be applied unless an amount is actually withdrawn. We consider all Purchase Payments to be withdrawn before earnings are withdrawn.

Amount of Surrender Charge

A surrender charge is equal to five percent (5%) of the amount of all Purchase Payments received during the past 36 months.

10% Free Withdrawal

In any Participant Year, the first withdrawal of up to 10% of the Account Value will not be subject to a surrender charge. The surrender charge will apply to any amount withdrawn that exceeds this 10% limit or to any subsequent withdrawals in that year. The percentage withdrawn will be determined by dividing the amount withdrawn by the Account Value just prior to the withdrawal.


These 10% withdrawals without charge do not reduce Purchase Payments for the purpose of computing the surrender charge. If a surrender charge is applied to all or part of a Purchase Payment, no surrender charge will be applied to such Purchase Payment (or portion thereof) again. There may be a 10% premature distribution tax penalty for taking a withdrawal prior to age 591/2. See "Federal Tax Matters" for more information.


Exceptions to Surrender Charge

No surrender charge will be applied:

-    To money applied to provide a Payout Option;

-    To death benefits, or

- If no Purchase Payments have been received during the 36 months prior to the date of surrender.

The surrender charge may be reduced or waived if a Contract is issued to certain types of plans that are expected to result in lower costs to VALIC, as discussed below.

PREMIUM TAX CHARGE

Taxes on Purchase Payments are imposed by some states, cities, and towns. The rate will range from 0% to 3 1/2%. If the law of a state, city, or town requires premium taxes to be paid when Purchase Payments are made, we will, of course, comply. Otherwise, such tax will be deducted from the Account Value when annuity payments are to begin. We will not profit from this charge.

SEPARATE ACCOUNT CHARGES

There will be a mortality and expense risk fee applied to VALIC Separate Account
A. This is a daily charge at an annualized rate of 1.00% on the average daily net asset value of VALIC Separate Account A. This charge is guaranteed and cannot be increased by the Company. The mortality and expense risk fee is to compensate the Company for assuming mortality and expense risks under the Contracts. The mortality risk that the Company assumes is the obligation to provide payments during the Payout Period for your life no matter how long that might be. In addition, the Company assumes the obligation to pay during the Purchase Period a death benefit that may be higher than your Account Value. For more information about the death benefit see the "Death Benefit" section of this prospectus. The expense risk is our obligation to cover the cost of issuing and administering the Contracts, no matter how large the cost may be. Separate Account Charges are not applied to Variable Investment Options during the Payout Period. For more information about the mortality and expense risk fee, see the Fee Tables in this prospectus.


OTHER CHARGES


We reserve the right to charge for certain taxes (in addition to premium taxes) that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.


Fees for plan services provided by parties other than VALIC or its affiliates maybe assessed to participant accounts upon the direction or authorization of a plan representative. Additional fees may be withdrawn from client accounts in accordance with a client's independent investment advisory contract. Such withdrawals will be identified on applicable participant account reports or client statements.



Plan loans from the Fixed Account Options may be allowed by your employer's plan. Refer to your plan for a description of charges and other information concerning plan loans. We reserve the right to charge a fee of up to $60 and to limit the number of outstanding loans.


PAYOUT PERIOD

The Payout Period begins when you decide to retire or otherwise withdraw your money in a steady stream of payments. If your employer's plan permits, you may apply all or a portion of your Account Value to one of the types of payout options listed below. You may choose to have your payout option on either a fixed, a variable, or a combination payout basis. When you choose to have your payout option on a variable basis, you may keep the same Variable Account Options in which your Purchase Payments were made, or transfer to different ones.

FIXED PAYOUT

Under Fixed Payout, you will receive payments from the Company. These payments are fixed and guaranteed by the Company. The amount of these payments will depend on:

     -    Type and duration of payout option chosen;

     -    Your age or your age and the age of your survivor(1);

     - Your gender or your gender and the gender of your survivor(1) (IRAs and certain nonqualified contracts);

     -    The portion of your Account Value being applied; and

     -    The payout rate being applied and the frequency of the payments.

     (1) This applies only to joint and survivor payouts.

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

If the benefit would be greater, the amount of your payments will be based on the current payout rate the Company uses for immediate annuity contracts.

Assumed Investment Rate

An "Assumed Investment Rate" or "AIR" is the rate used to determine your first monthly Payout Payment per thousand dollars of account value in your Variable Account Option. When you decide to enter the Payout Period, you will select your Payout Option, your Annuity Date, and the AIR. You may choose an AIR ranging from 3 1/2% to 5% (as prescribed by state law). If you choose a higher AIR, the initial Annuity Payment will be higher, but later payments will increase more slowly during periods of good investment performance, and decrease faster during periods of poor investment performance. Your choice of AIR may affect the duration and frequency of payments, depending on the Payout Option selected.

VARIABLE PAYOUT

With a variable payout, you may select from your existing Variable Account Options. Your payments will vary accordingly. This is due to the varying investment results that will be experienced by each of the Variable Account Options you selected. The Payout Unit value is calculated just like the Purchase Unit value for each Variable Account Option except that the Payout Unit value includes a factor for the AIR you select. For additional information on how Payout Payments and Payout Unit values are calculated, see the SAI.

In determining the first Payout Payment, an AIR of 3 1/2% is used (unless you select a higher rate as allowed by state law). If the net investment experience of the Variable Account Option exceeds the AIR, subsequent payments will be greater than your first payment. If the investment experience of the Variable Account Option is lower than the AIR, subsequent payments will be less than your first payment.

COMBINATION FIXED AND VARIABLE PAYOUT

With a combination fixed and variable payout, you may choose:

     -   From your existing Variable Account Options (payment will vary); with a

     -   Fixed payout (payment is fixed and guaranteed).

PARTIAL ANNUITIZATION

A Participant may choose to annuitize a portion of the Account Value. This will, in essence, divide your Account Value into two parts. The current non-annuitized part would continue as before, while the annuitized part would effectively be moved to a new Payout Payment account. Thus, the death benefit in such a situation would be reduced to the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account, such as a payout for a guaranteed period.

PAYOUT DATE

The payout date is the date elected by you on which the annuity Payout Payments will start. The date elected must be the first of any month. A request to start payments must be received in our Home Office on a form approved by VALIC. This request must be received by VALIC by at least the 15th day of the month prior to the month you wish your annuity payments to start. Your account will be valued ten days prior to the beginning of the month in which the Payout Payments will start.

The following additional rules also apply when determining the payout date:

- The earliest payout date for a nonqualified contract, an IRA, or a Roth IRA, is established by the terms of the Contract, and generally can be any time from age 50 to age 75, and may not be later than age 75 without VALIC's consent.


- The earliest payout date for all other qualified contracts is generally subject to the terms of the employer-sponsored plan (including 403(b) plans and programs) under which the contract is issued and the federal tax rules governing such contracts and plans.

- Distributions from qualified contracts issued under employer-sponsored retirement plans generally are not permitted until after you stop working for the employer sponsoring the plan, unless you have experienced a qualifying financial hardship (or in the case of a 457(b) plan, an unforeseeable emergency) or unless you have become disabled.

- In certain cases, and frequently in the case of your voluntary deferrals to a 403(b) or a 401(k) plan, you may begin taking distributions when you attain age 59 1/2 even if you are still working for the employer sponsoring the plan.


- Except in the case of nonqualified contracts, IRAs, and Roth IRAs, distributions generally must begin no later than April 1 following the calendar year you reach age 70 1/2 or the calendar year in which you retire, if later. Similar rules apply to IRAs, however, distributions from those contracts may not be postponed until after retirement.



- All Contracts require distributions to commence within a prescribed period after the death of the owner/participant, subject to the specific rules which apply to the type of plan or arrangement under which the contract is issued.



- The Contract may also impose minimum amounts for annuity payments, either on an annual or on a more frequent periodic basis.


For additional information on plan-level distribution restrictions and on the minimum distribution rules that apply to payments under 403(b), 401, 403(a) and 457 plans, simplified employee plans ("SEPs") or IRAs, see "Federal Tax Matters" in this prospectus and in the SAI.

PAYOUT OPTIONS

You may specify the manner in which your Payout Payments are made. You may select one of the following options for a Fixed Annuity, a Variable Annuity, or a combination Fixed and Variable Annuity, except that Payment for a Designated Period is available only as a fixed payout. This choice is a one-time permanent choice. Your Payout Payment annuity option may not be changed later and it may not be exchanged for a cash payment.

     - Life Only -- payments are made only to you during your lifetime. Under this option there is no provision for a death benefit for the Beneficiary. For example, it would be possible under this option for the Annuitant to receive only one Payout Payment if the Annuitant died prior to the date of the second payment, or two if the Annuitant died before the third payment.

     - Life with Guaranteed Period -- payments are made to you during your lifetime, but if you die before the guaranteed period has expired, payments will continue to the Beneficiary for the rest of the guaranteed period.

     - Life with Cash or Unit Refund -- payments are made to you during your lifetime. Upon your death, your Beneficiary may receive an additional payment. The payment under a Fixed Annuity, if any, is equal to the Fixed Annuity value of the Participant's Account at the time it was valued for the Payout Date, less the Payout Payments. The payment under a Variable Annuity, if any, is equal to the Variable Annuity value of the Participant's Account at the time it was valued for the Payout Date, less the Payout Payments.

     - Joint and Survivor Life -- payments are made to you during the joint lifetime of you and a second person. Upon the death of one, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require maximum possible variable payouts during their joint lives and are not concerned with providing for Beneficiaries at death of the last survivor. For example, it would be possible under this option for the joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment, or for the joint

          Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of the third payment.

     - Payment for a Designated Period -- payments are made to you for a select number of years between three and 15. Upon your death, payments will continue to your Beneficiary until the designated period is completed. Payment for a designated period is available as a fixed payout option only.

PAYOUT INFORMATION

Once your Payout Payments have begun, the option you have chosen may not be stopped or changed. Any one of the Variable Account Options may result in your receiving unequal payments during the Payout Period. If payments begin before age 59 1/2, you may suffer unfavorable tax consequences, in the form of a penalty tax, if you do not meet an exception under federal tax law. See "Federal Tax Matters."

If a payout option selection is not made at least 30 days before the Payout Date, then:

     -    Payments will be made under the life with guaranteed period option;

     -    The payments will be guaranteed for a 10 year period;

     - The payments will be based on the allocation used for the Participant's Purchase Payments;

     - The Fixed Account Options will be used to distribute payments to the Participant on a fixed payout basis; and

     - The Variable Account Options will be used to distribute payments to the Participant on a variable payout basis.

Under certain retirement plans, federal pension law may require that payments be made under the Joint and Survivor Life Payout Option.

Most Payout Payments are made monthly. The first Payout Payment must total at least $25, and the annual payment must be at least $100. If the amount of a payment is less than $25, we reserve the right to reduce the frequency of payments so that each payment is at least $25, subject to any limitations under the Contract or plan.

SURRENDER OF ACCOUNT VALUE

WHEN SURRENDERS ARE ALLOWED

You may withdraw all or part of your Account Value during the Purchase Period if:

     -    allowed under federal and state law; and

     -    allowed under your employer's plan.

For Purchase Payments that are contributions made under your employer's plan, such as a 401(a) or (k) qualified cash or deferred arrangement or a 403(b) plan, surrenders are subject to the terms of the plan, in accordance with the Code. Qualified plans often require certain conditions to be met before a distribution or withdrawal may take place. See "Surrender Restrictions" below.

For an explanation of charges that may apply if you surrender your Account Value, see "Fees and Charges" in this prospectus. Additionally, you may incur a 10% federal tax penalty for partial or total surrenders made before age 59 1/2.

Delay required under applicable law. We may be required under applicable law to block a request for a surrender until we receive instructions from the appropriate regulator, due to the USA Patriot Act.

SURRENDER PROCESS

If you are allowed to surrender all or a portion of your Account Value as noted above, then you must complete a surrender request form and mail it to our Home Office. We will mail the surrender value to you within seven calendar days after we receive your request if it is in good order. Good order means that all paperwork is complete and signed or approved by all required persons, and any necessary supporting legal documents or plan forms have been received in correct form.


We may be required to suspend or postpone payments if redemption of an underlying Fund's shares have been suspended or postponed. See the VALIC Company I prospectus for a discussion of the reasons why the redemption of shares may be suspended or postponed.


We may receive a surrender request for a Purchase Payment that has not cleared the banking system. We may delay payment of that portion of your surrender value until the check clears.

We may defer payment of the surrender value in the Fixed Account Options for up to six months. Interest will be paid on such amounts if payment of Fixed Account Option surrender value is deferred for 30 calendar days or more.


AMOUNT THAT MAY BE SURRENDERED


The amount that may be surrendered during the Purchase Period can be determined as follows:

     Allowed Surrender Value

     EQUALS

     The Account Value next computed after your properly completed request for surrender is received in our Home Office

     MINUS

     Any applicable surrender charge

There is no guarantee that the surrender value in a Variable Account Option will ever equal or exceed the total amount of your Purchase Payments received by us.

SURRENDER RESTRICTIONS

Generally, Code section 403(b)(11) permits total or partial distributions from your voluntary contributions to a 403(b) contract only on account of hardship (employee contributions only without accrued interest), attainment of age 59 1/2, separation from service, death or disability. Similar restrictions apply to any amount transferred to a 403(b) contract from a 403(b)(7) custodial account.

Under the Texas State Optional Retirement Program, no surrender or partial surrender will be allowed except upon attainment of age 70 1/2, retirement or other termination of employment or death.

Under the Florida State Optional Retirement Program, no surrender or partial surrender of Purchase Payments made by the employer will be allowed except upon termination of employment, retirement or death. Benefit payments based on payments from the employer may not be paid in a lump sum or for a period certain, but must be paid under a life contingency option, except for:

     -    death benefits; and

     -    certain small amounts approved by the State of Florida.

Under the Louisiana State Optional Retirement Plan retirement benefits must be paid in the form of a lifetime income, and except for death benefits, single sum surrenders and partial surrenders out of the plan are not permitted unless they are rollovers to another qualified plan or IRA.

Other employer-sponsored plans may also impose restrictions on the timing and form of surrenders from the Contract.

PARTIAL SURRENDERS

You may request a partial surrender of your Account Value at any time during the Purchase Period, subject to any applicable surrender restrictions. A partial surrender plus any surrender charge will reduce your Account Value. Partial surrenders will be paid from the Fixed Account Options and Variable Account Options.

The reduction in the number of Purchase Units credited to your Variable Account Option Account Value will equal:

     The amount surrendered

     PLUS

     Any surrender charge

     DIVIDED BY

     Your Purchase Units next computed after the written request for surrender is received at our Home Office.

EXCHANGE PRIVILEGES

From time to time, we may allow you to exchange an older variable annuity issued by VALIC for a newer product with more current features and benefits issued by VALIC. Such an exchange offer will be made in accordance with applicable state and federal securities and insurance rules and regulations. We will explain the specific terms and conditions of any such exchange offer at the time the offer is made.

DEATH BENEFITS

The Contracts will pay death benefits during either the Purchase Period or the Payout Period. The death benefit provisions may vary from state to state.

THE PROCESS


VALIC requires that complete and acceptable documentation and paperwork be received from the beneficiary in order to begin the death benefit payment process. First, Proof of Death is required. Proof of Death is defined as a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC. Additionally, the Beneficiary must include an election specifying the distribution method and any other form required by VALIC or a regulator to process the claim. The account will not be valued and any payments will not be made until all paperwork is complete and in a form acceptable to VALIC. You may contact a VALIC financial advisor at 1-800-448-2542 with any questions about required documentation and paperwork. Death benefits are paid only once per Contract.


BENEFICIARY INFORMATION

The Beneficiary may receive death benefits:

     -    In a lump sum;

     - In the form of an annuity under any of the payout options stated in the Payout Period section of this prospectus subject to the restrictions of that payout option; or

     -    In a manner consistent with Code section 401(a)(9) or 72(s).

Payment of any death benefits must be within the time limits set by federal tax law and by the plan, if any.

Spousal Beneficiaries

A spousal Beneficiary may receive death benefits as shown above; or

     In the case of a qualified Contract,

          - may delay any distributions until the Annuitant would have reached age 70 1/2; or

          - may roll the funds over to an IRA or certain retirement plans in which the spousal Beneficiary participates;

     In the case of a nonqualified Contract,

          -    may continue the Contract as Contract Owner.

Beneficiaries Other Than Spouses

If the Beneficiary is not the spouse of the Annuitant, death benefits must be paid:

     -    In full within 5 years after the year of the Annuitant's death; or

     - By payments beginning within 1 year after the year of the Annuitant's death under:

          1.   A life annuity;

          2. A life annuity with payments guaranteed to be made for at least a specified fixed period; or

          3. An annuity or other stream of payments for a designated period not exceeding the Beneficiary's life expectancy.

If the Annuitant dies before the beginning of the Payout Period, the named Beneficiary may receive the payout.

Payments for a designated or fixed period and guarantee periods for a life annuity cannot be for a greater period of time than the Beneficiary's life expectancy. After choosing a payment option, a Beneficiary may exercise many of the investment options and other rights that the Participant or Contract Owner had under the Contracts.

SPECIAL INFORMATION FOR INDIVIDUAL NONQUALIFIED CONTRACTS

It is possible that the Contract Owner and the Annuitant under a nonqualified Contract may not be the same person. If this is the case, and the Contract Owner dies, there will be no death benefit payable since the death benefit is only due in the event of the Annuitant's death. However, the Contract will be transferred to the contingent owner, if any, or to the Beneficiary if there is no contingent owner or to the Contract Owner's estate, if there is no Beneficiary. Such transfers may be considered a taxable event by the Internal Revenue Service (the "IRS"). In general, payments received by your Beneficiaries after your death are taxed in the same manner as if you had received the payments. See "Federal Tax Matters."

DURING THE PURCHASE PERIOD

If death occurs during the Purchase Period, the death benefit will be the greater of:

     - Your Account Value on the date all paperwork is complete and in a form acceptable to VALIC; or

     - 100% of Purchase Payments (to the Fixed and/ or the Variable Account Options)

          MINUS

          The amount of all prior withdrawals and any portion of Account Value applied under a payout option

As indicated above, a Participant may elect to annuitize only a certain portion and leave the remaining value in the account. The death benefit in such situations would include the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account.

DURING THE PAYOUT PERIOD

If death occurs during the Payout Period, the Beneficiary may receive a death benefit depending on the payout option selected. The amount of death benefit will also depend on the payout option selected. The payout options available are described in the "Payout Period" section of this prospectus.

     - If the life only option or joint and survivor life option was chosen, there will be no death benefit.

     - If the life with guaranteed period option, joint and survivor life with guaranteed periods option, life with cash or unit refund option or payment for a designated period option was chosen, and the entire amount guaranteed has not been paid, the Beneficiary may choose one of the following within 60 days after death benefits are payable:

          1. Receive the present value of any remaining payments in a lump sum;

          2. Receive the remaining payments under the same terms of the guaranteed period option chosen by the deceased Annuitant and be entitled to elect anytime thereafter to receive the present value of any remaining payments in a lump sum; or

          3. Receive the present value of any remaining payments applied under the payment for a designated period option for a period equal to or shorter than the period remaining. Spousal Beneficiaries may be entitled to more favorable treatment under federal tax law.

OTHER CONTRACT FEATURES


CHANGES THAT MAY NOT BE MADE


The following terms in the Contracts may not be changed once your account has been established:

     -    The Contract Owner (except for an individual nonqualified Contract);

     -    The Participant; and

     -    The Annuitant.

CHANGE OF BENEFICIARY

The Beneficiary (if not irrevocable) may usually be changed at any time. Under some retirement programs, the right to name a Beneficiary other than the spouse or change a Beneficiary is subject to approval by the spouse. Also, the right to name a Beneficiary other than the spouse may be subject to certain laws and regulations applicable to the plan.

If the Annuitant dies, and there is no Beneficiary, any death benefit will be payable to the Annuitant's estate, except in the case of a nonqualified Contract where the Contract Owner and Annuitant are different, in which case the death benefit is paid to the Contract Owner, or the Contract Owner's estate.

If a Beneficiary dies while receiving payments, and there is no co-Beneficiary to continue to receive payments, any amount still due will be paid to the Beneficiary's estate.

The Contract Owner may name a contingent owner under an individual nonqualified Contract. During the Purchase Period, the contingent owner may be changed.

CANCELLATION - THE 10 DAY "FREE LOOK"

The Contract Owner of a group Contract (employer) or individual Contract Owner may cancel a Contract by returning it to the Company within 10 days after it is received. (A longer period will be allowed if required under state law.) The free look does not apply to Participant certificates except in a limited number of states. We will allocate Purchase Payments as instructed during the "free look" period. To cancel the Contract, the Contract Owner must send a written request for cancellation and return the Contract to us at our Home Office before the end of the "Free Look" period. A refund will be made to the Contract Owner within seven days after receipt of the Contract within the required period. The amount of the refund will be equal to all Purchase Payments received or, if more, the amount required under state law. The Contract will be void once we issue a refund.

WE RESERVE CERTAIN RIGHTS

We may amend the Contracts to comply with changes in federal tax, securities, or other laws. We may also make changes to the Variable Account Options offered under the Contracts. For example, we may add new Variable Account Options to expand the offerings for an asset class. We may stop accepting allocations and/or investments in a particular Variable Account Option if the shares of the underlying Fund are no longer available for investment or if, for example, further investment would be inappropriate. We may move assets and re-direct future premium allocations from one Variable Account Option to another in accordance with federal and state law and, in some cases, with SEC approval. The new Variable Account Option offered may have different Fund fees and expenses.

We will not make any changes to the Contracts without Contract Owner and Participant permission except as may be allowed by federal or state law. We may add endorsements to the Contracts that would apply only to new Contract Owners and Participants after the effective date of the changes. These changes would be subject to approval by the Company and may be subject to approval by the SEC.

We reserve the right to operate VALIC Separate Account A as a management investment company under the applicable securities laws, and to deregister VALIC Separate Account A under applicable securities laws, if registration is no longer required.

RELATIONSHIP TO EMPLOYER'S PLAN

If the Contract is being offered under a retirement plan through your employer, you should always refer to the terms and conditions in your employer's plan when reviewing the description of the Contracts in this prospectus.




VOTING RIGHTS

As discussed in the "About VALIC Separate Account A" section of this prospectus, VALIC Separate Account A holds, on your behalf, shares of the Mutual Funds that comprise the Variable Account Options. From time to time, the Funds may be required to hold a shareholder meeting to obtain approval from their shareholders for certain matters.

WHO MAY GIVE VOTING INSTRUCTIONS

During the Purchase Period, subject to any contrary provision in the plan, you will have the right to give voting instructions for the shareholder meetings. Contract Owners will instruct VALIC Separate Account A in accordance with these instructions. You will receive proxy material and a form on which voting instructions may be given before the shareholder meeting is held.

You will not have the right to give voting instructions if your Contract was issued in connection with a nonqualified unfunded deferred compensation plan.

DETERMINATION OF FUND SHARES ATTRIBUTABLE TO YOUR ACCOUNT

During the Purchase Period

The number of Fund shares attributable to your account will be determined on the basis of the Purchase Units credited to your account on the record date set for the Fund shareholder meeting.

During the Payout Period or After a Death Benefit has been Paid

The number of Fund shares attributable to your account will be based on the liability for future variable annuity payments to your payees on the record date set for the Fund shareholder meeting.

HOW FUND SHARES ARE VOTED

VALIC Separate Account A will vote all of the shares of the Funds it holds based on, and in the same proportion as, the instructions given by all Participants invested in that Fund entitled to give instructions at that shareholder meeting. VALIC Separate Account A will vote the shares of the Funds it holds for which it receives no voting instruction in the same proportion as the shares for which voting instructions have been received.

In the future, we may decide how to vote the shares of VALIC Separate Account A in a different manner if permitted at that time under federal securities law.

FEDERAL TAX MATTERS

The Contracts provide tax-deferred accumulation over time, but are subject to federal income and excise taxes, mentioned below. Refer to the SAI for further details. Section references are to the Code. We do not attempt to describe any potential estate or gift tax, or any applicable state, local or foreign tax law other than possible premium taxes mentioned under "Premium Tax Charge." Remember that future legislation could modify the rules discussed below, and always consult your personal tax advisor regarding how the current rules apply to your specific situation. The information below is not intended as tax advice to any individual.

TYPES OF PLANS

Tax rules vary, depending on whether the Contract is offered under your employer's tax-qualified retirement program, an individual retirement plan, or is instead a nonqualified Contract. The Contracts are used under the following types of retirement arrangements:

- Section 403(b) annuities for employees of public schools and section 501(c)(3) tax-exempt organizations;

- Section 401(a), 403(a) and 401(k) qualified plans (including self-employed individuals);

-    Section 408(b) traditional IRAs;

-    Section 408A Roth IRAs;

- Section 457 deferred compensation plans of governmental and tax-exempt employers;

-    Section 408(k) SEPs and SARSEPs; and

-    Section 408(p) SIMPLE retirement accounts.

Contributions under one of these retirement arrangements generally must be made to a qualifying annuity Contract or to a qualifying trust or custodial account, in order for the contributions to receive favorable tax treatment as pre-tax contributions. Contracts purchased under these retirement arrangements are "Qualified Contracts." Certain Contracts may also be available for nondeductible section 408A Roth Individual Retirement Annuity ("Roth IRA") and 403(b) and 401(k) Roth Accounts pursuant to section 402A.

Note that the specific terms of the governing employer plan may limit rights and options otherwise available under a Contract. In addition, changes in the applicable laws or regulations may impose additional limitations or may require changes to the contract to maintain its status as a Qualified Contract.

For years beginning in 2002 (and in one specific case, retroactive to 2000), the Economic Growth and Tax Relief and Reconciliation Act of 2001 ("EGTRRA") increased the amount of allowable contributions to, and expanded the range of eligible rollover distributions that may be made among, employer-sponsored plans and IRAs, allowed for nondeductible Roth 403(b) and 401(k) accounts and enacted other important changes to the rules governing employer-sponsored plans and IRAs. The laws of some states do not recognize all of the benefits of EGTRRA, for purposes of applying state income tax laws. The EGTRRA provisions, which otherwise would have terminated on December 31, 2010, were made permanent by the Pension Protection Act of 2006 ("PPA").

In addition, the Contracts are also available through "Nonqualified Contracts." Such nonqualified Contracts generally include unfunded, nonqualified deferred compensation plans, as well as individual annuity contracts issued outside of the context of any formal employer retirement plan or arrangement. Nonqualified Contracts generally may invest only in Fixed Account Options and in mutual funds that are not available to the general public outside of annuity contracts or life insurance contracts. The restriction on including publicly available funds results from a longstanding IRS position articulated in a 1981 Revenue Ruling and added to the Code in 1984. The restriction generally does not apply to Qualified Contracts, as confirmed by the IRS in 1999 guidance.

TAX CONSEQUENCES IN GENERAL

Purchase Payments, distributions, withdrawals, transfers and surrender of a Contract can each have a tax effect, which varies with the governing retirement arrangement. Please refer to the detailed explanation in the SAI, the documents (if any) controlling the retirement arrangement through which the Contract is offered, and your personal tax advisor.

Purchase Payments under the Contracts can be made as contributions by employers or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. After-tax employee contributions constitute "investment in the Contract." All Qualified Contracts receive deferral of tax on the inside build-up of earnings on invested Purchase Payments, until a distribution occurs. See the SAI for a discussion of the taxation of distributions, including upon death, and special rules, including those applicable to taxable, non-natural owners of nonqualified Contracts.

Transfers among investment options within a variable annuity Contract generally are not taxed at the time of such a transfer. However, in 1986, the IRS indicated that limitations might be imposed with respect to either the number of investment options available within a Contract, or the frequency of transfers between investment options, or both, in order for the Contract to be treated as an annuity Contract for federal income tax purposes. If imposed, VALIC can provide no assurance that such limitations would not be imposed on a retroactive basis to Contracts issued under this prospectus. However, VALIC has no present indications that the IRS intends to impose such limitations, or what the terms or scope of those limitations might be. In addition, based upon published guidance issued by the IRS in 1999, it appears likely that such limitations, if imposed, would only apply to nonqualified Contracts.

Distributions are taxed differently depending on the program through which the Contracts are offered and the previous tax characterization of the contributions to which the distribution relates. Generally, the portion of a distribution that is not considered a return of investment in the Contract is subject to income tax. For annuity payments, investment in the Contract is recovered ratably over the expected payout period. Special recovery rules might apply in certain situations. Non-periodic payments such as partial withdrawals and full surrenders during the Purchase Period are referred to as "amounts not received as an annuity" in the Code. These types of payments are generally taxed to the extent of any gain existing in the Contract at the time of withdrawal.

Amounts subject to income tax may also incur excise or penalty taxes, under certain circumstances. Generally, as more fully discussed in the SAI, taxable distributions received before you attain age 59 1/2 are subject to a 10% penalty tax in addition to regular income tax, unless you make a rollover, in the case of a Qualified Contract, to another tax-deferred investment vehicle or meet certain exceptions. And, if you have to report the distribution as ordinary income, you may need to make an estimated tax payment by the due date for the quarter in which you received the distribution, depending on the amount of federal tax withheld from the distribution. When calculating your tax liability to determine whether you need to make an estimated tax payment, your total tax for the year should also include the amount of the 10% additional tax on early distributions unless an exception applies. Amounts eligible for grandfathered status afforded to pre-1982 accounts might be exempt from the 10% early withdrawal penalty. Please see your tax advisor concerning these exceptions, tax reporting, and the tax-related effects of an early distribution. Required tax withholding will vary according to the type of program, type of payment and your tax status. In addition, amounts received under all Contracts may be subject to state income tax withholding requirements.

The PPA created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty between September 11, 2001 and December 31, 2007 and payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers, which are federal tax-free.

It is the opinion of VALIC and its tax counsel that a Qualified Contract described in section 403(a), 403(b), 408(b) or 408A of the Code does not lose its deferred tax treatment if Purchase Payments under the Contract are invested in publicly available Mutual Funds. As noted previously, in 1999, the IRS confirmed this opinion, reversing its previous position by modifying a contrary ruling it had issued in 1981.

In its ruling in 1981, the IRS had taken the position that, where Purchase Payments under a variable annuity Contract are invested in publicly available Mutual Funds, the Contract Owner should be treated as the owner of the Mutual Fund shares, and deferred tax treatment under the Contract should not be available. In the opinion of VALIC and its tax counsel, the 1981 ruling was superseded by subsequent legislation, section 817(h), which specifically exempts these Qualified Contracts, and the IRS had no viable legal basis or reason to apply the theory of the 1981 ruling to these Qualified Contracts under current law.

It is also the opinion of VALIC and its tax counsel that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.

Investment earnings on contributions to nonqualified Contracts that are not owned by natural persons (except for trusts or other entities as agent for a natural person) will be taxed currently to the Contract Owner and such Contracts will not be treated as annuities for federal income tax purposes.

Important Information Regarding 403(b) Regulations


On July 26, 2007, the Department of the Treasury published final 403(b) regulations that became largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.



Prior to the effective date of the final regulations, provisions applicable to tax-free transfers and exchanges of 403(b) annuity contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 ("90-24 transfer"). Under these new rules, transfers and exchanges (both referred to below as "transfers") are available only to the extent permitted under the employer's 403(b) plan once established. Additionally, transfers occurring after September 24, 2007 that do not comply with these new rules may have become taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer's 403(b) plan (other than a transfer to a different plan), and the provider and employer failed to enter into an information sharing agreement by January 1, 2009, the transfer would be considered a "failed" transfer that is subject to tax. Additional guidance issued by the IRS generally permits a failed transfer to be corrected no later than June 30, 2009 by re-transferring to a contract or custodial account that is part of the employer's 403(b) plan or that is subject to an information-sharing agreement with the employer.



In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.


The new rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

As a general matter, all Contracts that have received plan contributions after 2004 are required to be included in the plan and in the plan's administrative coordination, even if the Contract is no longer permitted to receive new contributions and/or transfers. You should be aware, however, that some rules governing contracts inside and outside of the plan after 2008 are subject to different interpretations, as well as possible additional IRS guidance. The foregoing discussion is intended as a general discussion of the new requirements only, and you may wish to discuss the new regulations and/or the general information above with your tax advisor.

EFFECT OF TAX-DEFERRED ACCUMULATIONS

The chart below compares the results from contributions made to:

     - A Contract issued to a tax-favored retirement program purchased with pre-tax contributions (Purchase Payments);

     - A nonqualified Contract purchased with after-tax contributions (Purchase Payments); and

     -    Taxable accounts such as savings accounts.


This hypothetical chart compares the results of (1) contributing $100 per month to a conventional, non-tax-deferred plan (shown above as "Taxable Account"); (2) contributing $100 to a nonqualified, tax-deferred annuity (shown above as "Nonqualified Contract Tax-Deferred Annuity"); and (3) contributing $100 per month ($133.33 since contributions are made before tax) to an annuity purchased under a tax-deferred retirement program (shown above as "Tax-Deferred Annuity"). The chart assumes a 25% tax rate and an 4% annual rate of return. Variable options incur separate account charges and may also incur account maintenance charges and surrender charges, depending on the contract. The chart does not reflect the deduction of any such charges, and, if reflected, would reduce the amounts shown. Federal withdrawal restrictions and a 10% tax penalty may apply to withdrawals before age 59 1/2. This information is for illustrative purposes only and is not a guarantee of future return for any specific investment.


Unlike taxable accounts, contributions made to tax-favored retirement programs and nonqualified Contracts generally provide tax-deferred treatment on earnings. In addition, pre-tax contributions made to tax-favored retirement programs ordinarily are not subject to income tax until withdrawn. As shown above, investing in a tax-favored program may increase the accumulation power of savings over time. The more taxes saved and reinvested in the program, the more the accumulation power effectively grows over the years.


To further illustrate the advantages of tax-deferred savings using a 25% federal tax bracket, an annual return (before the deduction of any fees or charges) of 4% under a tax-favored retirement program in which tax savings were reinvested has an equivalent after-tax annual return of 3% under a taxable program. The 4% return on the tax-deferred program will be reduced by the impact of income taxes upon withdrawal. The return will vary depending upon the timing of withdrawals. The previous chart represents (without factoring in fees or charges) after-tax amounts that would be received.


By taking into account the current deferral of taxes, contributions to tax-favored retirement programs increase the amount available for savings by decreasing the relative current out-of-pocket cost (referring to the effect on annual net take-home pay) of the investment, regardless of which type of qualifying investment arrangement that is selected. The chart below illustrates this principle by comparing a pre-tax contribution to a tax-favored retirement plan with an after-tax contribution to a taxable account:

PAYCHECK COMPARISON                         Tax-Favored Retirement Program           Taxable Account
-------------------                         ------------------------------           ---------------
Annual amount available for savings
before federal taxes                                     $2,400                            $2,400

Current federal income tax due on
Purchase Payments                                             0                            $ (600)

Net retirement plan Purchase Payments                    $2,400                            $1,800

This chart assumes a 25% federal income tax rate. The $600 that is paid toward current federal income taxes reduces the actual amount saved in the taxable account to $1,800 while the full $2,400 is contributed to the tax-qualified program, subject to being taxed upon withdrawal. Stated otherwise, to reach an annual retirement savings goal of $2,400, the contribution to a tax-qualified retirement program results in a current out-of-pocket expense of $1,800 while the contribution to a taxable account requires the full $2,400 out-of-pocket expense. The tax-qualified retirement program represented in this chart is a plan type, such as one under section 403(b) of the Code, which allows participants to exclude contributions (within limits) from gross income. This chart is an example only and does not reflect the return of any specific investment.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Separate Account. The Company and its subsidiaries are parties to various kinds of litigation incidental to their respective business operations. In management's opinion and at this time, these matters are not material in relation to the financial position of the Company.

FINANCIAL STATEMENTS


The financial statements of VALIC, the Separate Account and American Home can be found in the Statement of Additional Information ("SAI"). We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI if you write us at VALIC Document Control, PO Box 15648, Amarillo, Texas, 79105 or call us at 1-800-448-2542.


Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Inquiries on the operations of the Public Reference Room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington D.C. 20549-2000.

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION


                                                                                                              Page
General Information........................................................................................    2
Federal Tax Matters........................................................................................    2
     Economic Growth and Tax Relief Reconciliation Act of 2001.............................................    2
     Tax Consequences of Purchase Payments.................................................................    3
     Tax Consequences of Distributions.....................................................................    5
     Special Tax Consequences -- Early Distribution........................................................    7
     Special Tax Consequences -- Required Distributions....................................................    8
     Tax Free Rollovers, Transfers and Exchanges...........................................................   10
Exchange Privilege.........................................................................................   10
Calculation of Surrender Charge............................................................................   11
     Illustration of Surrender Charge on Total Surrender...................................................   12
     Illustration of Surrender Charge on a 10% Partial Surrender Followed by a Full Surrender..............   12
Purchase Unit Value........................................................................................   13
     Illustration of Calculation of Purchase Unit Value....................................................   13
     Illustration of Purchase of Purchase Units............................................................   14
Payout Payments............................................................................................   14
     Assumed Investment Rate...............................................................................   14
     Amount of Payout Payments.............................................................................   14
     Payout Unit Value.....................................................................................   15
     Illustration of Calculation of Payout Unit Value......................................................   15
     Illustration of Payout Payments.......................................................................   15
Distribution of Variable Annuity Contracts.................................................................   15
Experts....................................................................................................   16
Comments on Financial Statements...........................................................................   16

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                               SEPARATE ACCOUNT A
                             UNITS OF INTEREST UNDER
                 INDIVIDUAL FIXED AND VARIABLE ANNUITY CONTRACTS
                              CONTRACT FORM UIT-981

                       STATEMENT OF ADDITIONAL INFORMATION

                                 FORM N-4 PART B


                                   MAY 1, 2009



This Statement of Additional Information ("SAI") is not a prospectus but contains information in addition to that set forth in the prospectus for the Contract Form UIT-981 dated May 1, 2009 ("Contracts") and should be read in conjunction with the prospectus. The terms used in this SAI have the same meaning as those set forth in the prospectus. A prospectus may be obtained by calling or writing The Variable Annuity Life Insurance Company (the "Company") at VALIC Document Control, PO Box 15648, Amarillo, Texas, 79105 or 1-800-448-2542. Prospectuses are also available on the internet at www.valic.com.


                                TABLE OF CONTENTS


General Information                                                                                          2
Federal Tax Matters                                                                                          2
     Economic Growth and Tax Relief Reconciliation Act of 2001                                               2
     Tax Consequences of Purchase Payments                                                                   3
     Tax Consequences of Distributions                                                                       5
     Special Tax Consequences -- Early Distribution                                                          7
     Special Tax Consequences -- Required Distributions                                                      8
     Tax-Free Rollovers, Transfers and Exchanges                                                            10
Exchange Privilege                                                                                          10
     Exchanges from Impact Contracts                                                                        11
Calculation of Surrender Charge                                                                             12
     Illustration of Surrender Charge on Total Surrender                                                    12
     Illustration of Surrender Charge on a 10% Partial Surrender Followed by a Full Surrender               12
Purchase Unit Value                                                                                         13
     Illustration of Calculation of Purchase Units Value                                                    13
     Illustration of Purchase of Purchase Units                                                             14
Payout Payments                                                                                             14
     Assumed Investment Rate                                                                                14
     Amount of Payout Payments                                                                              14
     Payout Unit Value                                                                                      15
     Illustration of Calculation of Payout Unit Value                                                       15
     Illustration of Payout Payments                                                                        15
Distribution of Variable Annuity Contracts                                                                  15
Experts                                                                                                     16
Comments on Financial Statements                                                                            16

                               GENERAL INFORMATION

     Flexible payment deferred annuity Contracts are offered in connection with the prospectus to which this SAI relates.

     Under flexible payment Contracts, Purchase Payments generally are made until retirement age is reached. However, no Purchase Payments are required to be made after the first payment. Purchase Payments are subject to any minimum payment requirements under the Contract.

     The Contracts are non-participating and will not share in any of the profits of the Company.

                               FEDERAL TAX MATTERS

Note: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax advisor about your own circumstances.

    This section summarizes the major tax consequences of contributions, payments, and withdrawals under the Contracts, during life and at death.

    It is the opinion of VALIC and its tax counsel that a Qualified Contract described in section 403(a), 403(b), or 408(b) of the Internal Revenue Code of 1986, as amended ("Code" or "IRC") does not lose its deferred tax treatment if Purchase Payments under the contract are invested in publicly available mutual funds. In 1999, the Internal Revenue Service ("IRS") confirmed this opinion, reversing its previous position by modifying a contrary ruling it had issued in 1981.

    In its ruling in 1981, the IRS had taken the position that, where purchase payments under a variable annuity contract are invested in publicly available mutual funds, the contract owner should be treated as the owner of the mutual fund shares, and deferred tax treatment under the contract should not be available. In the opinion of VALIC and its tax counsel, the 1981 ruling was superseded by subsequent legislation (Code section 817(h)) which specifically exempts these Qualified Contracts, and the IRS had no viable legal basis or reason to apply the theory of the 1981 ruling to these Qualified Contracts under current law.

    It is also the opinion of VALIC and its tax counsel that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.

    For nonqualified Contracts, not all Variable Account Options are available within your contract. Variable Account Options that are invested in Mutual Funds available to the general public outside of annuity contracts or life insurance contracts will be offered only to non-natural persons as described in section 72 of the Code. Investment earnings on contributions to nonqualified Contracts that are not owned by natural persons will be taxed currently to the owner, and such contracts will not be treated as annuities for federal income tax purposes (except for trusts as agents for an individual).

ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001

    For tax years beginning in 2002, the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") increases the amount of allowable contributions to and expands the range of eligible tax-free rollover distributions that may be made among Qualified Contracts. The changes made to the IRC by EGTRRA were scheduled to expire on December 31, 2010. However, these changes were made permanent by the Pension Protection Act of 2006 ("PPA"). Furthermore, the laws of some states do not recognize all of the benefits of EGTRRA for purposes of applying state income tax laws.

TAX CONSEQUENCES OF PURCHASE PAYMENTS

    403(b) Annuities. Purchase Payments made by section 501(c)(3) tax-exempt organizations and public educational institutions toward Contracts for their employees are excludable from the gross income of employees, to the extent aggregate Purchase Payments do not exceed several competing tax law limitations on contributions. This gross income exclusion applies both to employer contributions and to your voluntary and nonelective salary reduction contributions. The exclusion, however, does not apply to Roth 403(b) contributions, which are made on an after-tax basis. Roth 403(b) contributions will be referred to as elective deferrals, along with voluntary salary reduction contributions.


    For 2009, your elective deferrals are generally limited to $16,500, although additional "catch-up" contributions are permitted under certain circumstances. Combined employer contributions, nonelective employee contributions and elective deferrals are generally limited to $49,000, or up to 100% of "includible compensation" as defined in the Code for 403(b) plans. In addition, after 1988, employer contributions for highly compensated employees may be further limited by applicable nondiscrimination rules.


    401(a)/(k) and 403(a) Qualified Plans. Purchase Payments made by an employer (or a self-employed individual) under a qualified pension, profit-sharing or annuity plan are excluded from the gross income of the employee. Purchase Payments made by an employee may be made on a pre-tax or an after-tax basis, depending on several factors, including whether the employer is eligible to establish a 401(k) or 414(h) contribution option, and whether the employer, if is eligible to establish a 401(k) option, has established a Roth 401(k) option under the Plan.


    408(b) Individual Retirement Annuities ("408(b) IRAs" or "Traditional IRAs"). For 2009, annual tax-deductible contributions for 408(b) IRA Contracts are limited to the lesser of $5,000 or 100% of compensation ($6,000 if you are age 50 or older), and generally fully deductible in 2009 only by individuals who:


    (i) are not active Participants in another retirement plan, and are not married;


    (ii) are not active Participants in another retirement plan, are married, and either (a) the spouse is not an active Participant in another retirement plan, or (b) the spouse is an active Participant, but the couple's adjusted gross income does not exceed $166,000;



    (iii) are active Participants in another retirement plan, are unmarried, and have adjusted gross income of less than $55,000; or



    (iv) are active Participants in another retirement plan, are married, and have adjusted gross income of less than $89,000.


    Active Participants in other retirement plans whose adjusted gross income exceeds the limits in (ii), (iii) or (iv) by less than $10,000 are entitled to make deductible 408(b) IRA contributions in proportionately reduced amounts. If a 408(b) IRA is established for a non-working spouse who has no compensation, the annual tax-deductible Purchase Payments for both spouses' Contracts cannot exceed the lesser of $10,000 or 100% of the working spouse's earned income, and no more than $5,000 may be contributed to either spouse's IRA for any year. The $10,000 limit increases to $12,000 if both spouses are age 50 or older ($1,000 for each spouse age 50 or older).

    You may be eligible to make nondeductible IRA contributions of an amount equal to the excess of:

    (i) the lesser of $5,000 ($6,000 if you are age 50 or older; $10,000 for you and your spouse's IRAs, or $12,000 if you are both age 50 or older) or 100% of compensation, over

    (ii) your applicable IRA deduction limit.

    You may also make contributions of eligible rollover amounts from other tax-qualified plans and contracts. See Tax-Free Rollovers, Transfers and Exchanges.

    408A Roth Individual Retirement Annuities ("408A Roth IRAs" or "Roth IRAs"). For 2008, annual nondeductible contributions for 408A Roth IRA Contracts are limited to the lesser of $5,000 or 100% of compensation ($6,000 if you are age 50 or older), and a full contribution may be made only by individuals who:


    (i)  are unmarried and have adjusted gross income of less than $105,000; or



    (ii) are married and filing jointly, and have adjusted gross income of less than $166,000.



    The available nondeductible 408A Roth IRA contribution is reduced proportionately to zero where modified AGI is between $166,000 and $176,000 for those who are married filing joint returns. No contribution may be made for those with modified AGI over $716,000. Similarly, the contribution is reduced for those who are single with modified AGI between $105,000 and $119,000, with no contribution for singles with modified AGI over $119,000. Similarly, individuals who are married and filing separate returns and whose modified AGI is over $10,000 may not make a contribution to a Roth IRA; a portion may be contributed for modified AGI between $0 and $10,000.


    All contributions to 408(b) traditional IRAs and 408A Roth IRAs must be aggregated for purposes of the annual contribution limit.

    457 Plans. A unit of a state or local government may establish a deferred compensation program for individuals who perform services for the government unit if permitted by applicable state (and/or local) laws. In addition, a non-governmental tax-exempt employer may establish a deferred compensation program for individuals who: (i) perform services for the employer, and (ii) belong to either a select group of management or highly compensated employees and are independent contractors.


    This type of program allows eligible individuals to defer the receipt of compensation (and taxes thereon) otherwise presently payable to them. For 2009, if the program is an eligible deferred compensation plan (an "EDCP"), you and your employer may contribute (and defer tax on) the lesser of $16,500 or 100% of your "includible" compensation (compensation from the employer currently includible in taxable income). Additionally, catch-up deferrals are permitted in the final three years before the year you reach normal retirement age and for governmental plans only, age-based catch-up deferrals up to $5,500 are also permitted for individuals age 50 or older. Generally, however, a participant can not utilize both the catch-up in the three years before normal retirement age, and the age 50 catch-up, in the same year.


    The employer uses deferred amounts to purchase the Contracts offered by this prospectus. For plans maintained by a unit of a state or local government, the Contract is generally held for the exclusive benefit of plan Participants, (although certain Contracts remained subject to the claims of the employer's general creditors until 1999). For plans of non-governmental tax-exempt employers, the employee has no present rights to any vested interest in the Contract and is entitled to payment only in accordance with the EDCP provisions.


    Simplified Employee Pension Plan ("SEP"). Employer contributions under a SEP are made to a separate individual retirement account or annuity established for each participating employee, and generally must be made at a rate representing a uniform percent of participating employees' compensation. Employer contributions are excludable from employees' taxable income. For 2009, the employer may contribute up to 25% of your compensation or $49,000, whichever is less. You may be able to make higher contributions if you are age 50 or older, subject to certain conditions.



    Through 1996, employees of certain small employers (other than tax-exempt organizations) were permitted to establish plans allowing employees to contribute pretax, on a salary reduction basis, to the SEP. In 1998 and 1999, these salary reductions were not permitted to exceed $10,000 per year. The limit for 2000 and 2001 was $10,500, $11,000 in 2002, and $12,000 for 2003. This limit increases $1,000 each year until it reaches $15,000 in 2006 and is then indexed and may be increased in future years in $500 increments. In 2009, the limit is $16,500. Such plans if established by December 31, 1996, may still allow employees to make these contributions. Additionally, you may be able to make higher contributions if you are age 50 or older, subject to certain conditions.



    SIMPLE IRA. Employer and employee contributions under a SIMPLE IRA Plan are made to a separate individual retirement account or annuity for each employee. For 2009, employee salary reduction contributions cannot exceed $11,500. You may be able to make higher contributions if you are age 50 or older, subject to certain conditions. Employer contributions must be in the form of matching contribution or a nonelective contribution of a percentage of compensation as specified in the Code. Only employers with 100 or fewer employees can maintain a SIMPLE IRA plan, which must also be the only plan the employer maintains.


    Nonqualified Contracts. Purchase Payments made under nonqualified Contracts are neither excludible from the gross income of the Contract Owner nor deductible for tax purposes. However, any increase in the Purchase Unit value of a nonqualified Contract resulting from the investment performance of VALIC Separate Account A is not taxable to the Contract Owner until received by him. Contract Owners that are not natural persons (except for trusts or other entities as agent for an individual) however, are currently taxable on any increase in the Purchase Unit value attributable to Purchase Payments made after February 28, 1986 to such Contracts.

    Unfunded Deferred Compensation Plans. Private for-profit employers may establish unfunded nonqualified deferred compensation plans for a select group of management or highly compensated employees and/or for independent contractors. Certain arrangements of nonprofit employers entered into prior to August 16, 1986, and not subsequently modified, are also subject to the rules discussed below.

    An unfunded deferred compensation plan is a bare contractual promise on the part of the employer to defer current wages to some future time. The Contract is owned by the employer and remains subject to the claims of the employer's general creditors. Private for-profit employers that are not natural persons are currently taxable on any increase in the Purchase Unit value attributable to Purchase Payments made on or after February 28, 1986 to such Contracts. Participants have no present right or vested interest in the Contract and are only entitled to payment in accordance with plan provisions.

TAX CONSEQUENCES OF DISTRIBUTIONS

    403(b) Annuities. Elective deferrals (including salary reduction amounts and Roth 403(b) contributions) accumulated after December 31, 1988, and earnings on such contributions, may not be distributed before one of the following:

(1)  attainment of age 59 1/2;

(2)  severance from employment;

(3)  death;

(4)  disability, or

(5) hardship (hardship distributions are limited to salary reduction contributions only, exclusive of earnings thereon).

    Similar restrictions will apply to all amounts transferred from a Code section 403(b)(7) custodial account other than certain rollover contributions, except that pre-1989 earnings included in such amounts generally will not be eligible for a hardship distribution.

    As a general rule, distributions are taxed as ordinary income to the recipient in accordance with Code section 72. However, three important exceptions to this general rule are:

(1)  distributions of Roth 403(b) contributions;

(2)  qualified distributions of earnings on Roth 403(b) contributions and,

(3)  other after-tax amounts in the Contract.

Distributions of Roth 403(b) contributions are tax-free. Distributions of earnings on Roth 403(b) contributions are "qualified", if made upon attainment of age 59 1/2, upon death or disability, are tax-free as long as five or more years have passed since the first contribution to the Roth account or any Roth account under the employer's Plan. Distribution of earnings that are non-qualified are taxed in the same manner as pre-tax contributions and earnings under the Plan. Distributions of other after-tax amounts in the Contract are tax-free.

    401(a)/(k) and 403(a) Qualified Plans. Distributions from Contracts purchased under qualified plans are taxable as ordinary income, except to the extent allocable to an employee's after-tax contributions (investment in the Contract). If you or your Beneficiary receive a "lump sum distribution" (legally defined term), the taxable portion may be eligible for special 10-year income averaging treatment. Ten-year income averaging uses tax rates in effect for 1986, allows 20% capital gains treatment for the taxable portion of a lump sum distribution attributable to years of service before 1974, and is available if you were 50 or older on January 1, 1986. The distribution restrictions for 401(k) elective deferrals in Qualified Plans are generally the same as described for elective deferrals to 403(b) annuities. The tax consequences of distributions from Qualified Plans are generally the same as described above for 403(b) annuities.

    408(b) Traditional IRAs, SEPs and SIMPLE IRAs. Distributions are generally taxed as ordinary income to the recipient. Rollovers from a Traditional IRA to a Roth IRA, and conversions of a Traditional IRA to a Roth IRA, where permitted, are generally taxable in the year of the rollover or conversion. The taxable value of such a conversion may take into account the value of certain benefits under the Contract. Individuals with adjusted gross income over $100,000 are generally ineligible for such conversions, regardless of marital status, as are married individuals who file separately.

    408A Roth IRAs. "Qualified" distributions upon attainment of age 59 1/2, upon death or disability or for first-time homebuyer expenses are tax-free as long as five or more years have passed since the first contribution to the taxpayer's first 408A Roth IRA. Qualified distributions may be subject to state income tax in some states. Nonqualified distributions are generally taxable to the extent that the distribution exceeds Purchase Payments.

    457 Plans. Amounts received from an EDCP are includible in gross income for the taxable year in which they are paid or, if a non-governmental tax-exempt employer, otherwise made available to the recipient.

    Unfunded Deferred Compensation Plans. Amounts received are includible in gross income for the taxable year in which the amounts are paid or otherwise made available to the recipient.

    Nonqualified Contracts. Partial redemptions from a nonqualified Contract purchased after August 13, 1982 (or allocated to post-August 13, 1982 Purchase Payments under a pre-existing Contract), generally are taxed as ordinary income to the extent of the accumulated income or gain under the Contract if they are not received as an annuity. Partial redemptions from a nonqualified Contract purchased before August 14, 1982 are taxed only after the Contract Owner has received all of his pre-August 14, 1982 investment in the Contract. The amount received in a complete redemption of a nonqualified Contract (regardless of the date of purchase) will be taxed as ordinary income to the extent that it exceeds the Contract Owner's investment in the Contract. Two or more Contracts purchased from VALIC (or an affiliated company) by a Contract Owner within the same calendar year, after October 21, 1988, are treated as a single Contract for purposes of measuring the income on a partial redemption or complete surrender.

    When payments are received as an annuity, the Contract Owner's investment in the Contract is treated as received ratably and excluded ratably from gross income as a tax-free return of capital, over the expected payment period of the annuity. Individuals who begin receiving annuity payments on or after January 1, 1987 can exclude from income only their unrecovered investment in the Contract. Upon death prior to recovering tax-free their entire investment in the Contract, individuals generally are entitled to deduct the unrecovered amount on their final tax return.


    The Pension Protection Act of 2006 created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty between September 11, 2001 and December 31, 2007 and payments up to $3,000per year for health, life and accident insurance by certain retired public safety officers which are federal tax-free. The Heroes Earnings Assistance and Relief Tax Act of 2008 expanded the reservist provision to include all individuals called up to active duty since September 11, 2001.


SPECIAL TAX CONSEQUENCES -- EARLY DISTRIBUTION

    403(b) Annuities, 401(a)/(k) and 403(a) Qualified Plans, 408(b) Traditional IRAs, SEPs and SIMPLE IRAs. The taxable portion of distributions received before the recipient attains age 59 1/2 generally are subject to a 10% penalty tax in addition to regular income tax. Distributions on account of the following generally are excepted from this penalty tax:

    (1) death;

    (2) disability;

    (3) separation from service after a Participant reaches age 55 (only applies to 403(b), 401(a)/(k), 403(a));

    (4) separation from service at any age if the distribution is in the form of substantially equal periodic payments over the life (or life expectancy) of the Participant (or the Participant and Beneficiary) for a period that lasts the later of five years or until the Participant attains age 59 1/2, and

    (5) distributions that do not exceed the employee's tax-deductible medical expenses for the taxable year of receipt.

    Separation from service is not required for distributions from a Traditional IRA, SEP or SIMPLE IRA under (4) above. Certain distributions from a SIMPLE IRA within two years after first participating in the Plan may be subject to a 25% penalty, rather than a 10% penalty.

    Currently, distributions from 408(b) IRAs on account of the following additional reasons are also excepted from this penalty tax:

    (1) distributions up to $10,000 (in the aggregate) to cover costs of acquiring, constructing or reconstructing the residence of a first-time homebuyer;

    (2) distributions to cover certain costs of higher education: tuition, fees, books, supplies and equipment for the IRA owner, a spouse, child or grandchild; and

    (3) distributions to cover certain medical care or long-term care insurance premiums, for individuals who have received federal or state unemployment compensation for 12 consecutive months.

    408A Roth IRAs. Distributions, other than "qualified" distributions where the five-year holding rule is met, are generally subject to the same 10% penalty tax on amounts included in income as other IRAs. Distributions of rollover or conversion contributions may be subject to an additional 10% penalty tax if the distribution of those contributions is made within five years of the rollover/conversion.

    457 Plans. Distributions generally may be made under an EDCP prior to separation from service only upon attainment of age 70 1/2, for unforeseeable emergencies or for amounts under $5,000 for inactive Participants, and are includible in the recipient's gross income in the year paid.

    Nonqualified Contracts. A 10% penalty tax applies to the taxable portion of a distribution received before age 59 1/2 under a nonqualified Contract, unless the distribution is:

    (1) to a Beneficiary on or after the Contract Owner's death;

    (2) upon the Contract Owner's disability;

    (3) part of a series of substantially equal annuity payments for the life or life expectancy of the Contract Owner, or the lives or joint life expectancy of the Contract Owner and Beneficiary for a period lasting the later of 5 years or until the Contract Owner attains age 59 1/2;

    (4) made under an immediate annuity contract, or

    (5) allocable to Purchase Payments made before August 14, 1982.

SPECIAL TAX CONSEQUENCES -- REQUIRED DISTRIBUTIONS


    403(b) Annuities. Generally, minimum required distributions are required from both pre-tax and Roth amounts accumulated under the Contract and must commence no later than April 1 of the calendar year following the later of the calendar year in which the Participant attains age 70 1/2 or the calendar year in which the Participant retires. Required distributions must be made over a period no longer than the period determined under The IRS' Uniform Life Expectancy Table reflecting the joint life expectancy of the Participant and a Beneficiary 10 years younger than the Participant, or if the Participant's spouse is the sole Beneficiary and is more than 10 years younger than the Participant, their joint life expectancy. A penalty tax of 50% is imposed on the amount by which the minimum required distribution in any year exceeds the amount actually distributed in that year. However, The Worker, Retiree, and Employer Recovery Act of 2008, suspended the 2009 minimum distribution requirement from most eligible retirement plans.


    Amounts accumulated under a Contract on December 31, 1986 may be paid in a manner that meets the above rule or, alternatively:

    (i) must begin to be paid when the Participant attains age 75 or retires, whichever is later; and

    (ii) the present value of payments expected to be made over the life of the Participant, (under the option chosen) must exceed 50% of the present value of all payments expected to be made (the "50% rule").

    The 50% rule will not apply if a Participant's spouse is the joint Annuitant. Notwithstanding these pre-January 1, 1987 rules, the entire contract balance must meet the minimum distribution incidental benefit requirement of section 403(b)(10).

    At the Participant's death before payout has begun, Contract amounts generally either must be paid to the Beneficiary within 5 years, or must begin by December 31st of the year following the year of death and be paid over the single life expectancy of the Beneficiary. If death occurs after commencement of (but before full) payout, distributions generally must be made over a period no longer than the designated Beneficiary's life expectancy. Exceptions to this rule may apply in the case of a beneficiary who is also the participant's spouse.

    A Participant generally may aggregate his or her 403(b) Contracts and accounts for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such

Contracts or accounts, unless the plan, Contract, or account otherwise provides. If you purchase the Contract with, or subsequently add, the IncomeLock or other enhanced benefit option, the calculation of the required minimum distribution will include the value of the IncomeLock living benefit or other enhanced benefit and may increase the amount of the required minimum distribution.

    401(a/(k) and 403(a) Qualified Plans. Minimum distribution requirements for qualified plans are generally the same as described for 403(b) Annuities, except that there is no exception for pre-1987 amounts, and multiple plans may not be aggregated to satisfy the requirement.

    408(b) Traditional IRAs, SEPs and SIMPLE IRAs. Minimum distribution requirements are generally the same as described above for 403(b) Annuities, except that:

    (1)   there is no exception for pre-1987 amounts; and

    (2) there is no available postponement past April 1 of the calendar year following the calendar year in which age 70 1/2 is attained.

    A Participant generally may aggregate his or her IRAs for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such Contracts or accounts, unless the Contract or account otherwise provides.

    408A Roth IRAs. Minimum distribution requirements generally applicable to 403(b) Annuities, 401(a)/(k) and 403(a) qualified plans, 408(b) IRAs, SEPs and 457 Plans do not apply to 408A Roth IRAs during the Contract Owner's lifetime, but generally do apply at the Contract Owner's death.

    A Beneficiary generally may aggregate his or her Roth IRAs inherited from the same decedent for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such Contracts or accounts, unless the Contract or account otherwise provides.


    457 Plans. Beginning January 1, 1989, the minimum distribution requirements for EDCPs are generally the same as described above for 403(b) Annuities except that there is no exception for pre-1987 amounts, and multiple plans may not be aggregated to satisfy the requirement. Distributions must satisfy the irrevocable election requirements applicable to non-governmental tax-exempt employer EDCPs. Although the Worker, Retiree, and Employer Recovery Act of 2008 eliminated the 2009 minimum distribution requirement from most eligible retirement plans, the suspension does not apply to 457(b) plans of tax-exempt employers and employees in those plans must take required minimum distribution for the 2009 tax year.


    Nonqualified Contracts. Nonqualified Contracts do not require commencement of distributions at any particular time during the Contract Owner's lifetime, and generally do not limit the duration of annuity payments.

    At the Contract Owner's death before payout has begun, Contract amounts generally either must be paid to the Beneficiary within 5 years, or must begin within 1 year of death and be paid over the life or life expectancy of the Beneficiary. If death occurs after commencement of (but before full) payout, distributions generally must continue at least as rapidly as in effect at the time of death. Similar distribution requirements will also apply if the Contract Owner is not a natural person, if the Annuitant dies or is changed. An exception to this rule may apply in the case of a beneficiary who is also the participant's spouse.

TAX-FREE ROLLOVERS, TRANSFERS AND EXCHANGES (PLEASE SEE THE EGTRRA INFORMATION ABOVE)


    403(b) Annuities. Tax-free transfers between 403(b) annuity Contracts and/or 403(b)(7) custodial accounts and, with the exception of distributions to and from Roth 403(b) accounts, tax-free rollovers to or from 403(b) programs to 408(b) IRAs, other 403(b) programs, 401(a)/403(a) qualified plans and governmental EDCPs are permitted under certain circumstances. Beginning in 2008, subject to federal income limitations, funds in a 403(b) annuity contract may be rolled directly over to a Roth IRA. Distributions from Roth 403(b) accounts may be rolled over or transferred to another Roth 403(b) account or rolled over to a Roth IRA or a Roth 401(k). Roth 403(b) accounts may only receive rollover contributions from other Roth accounts.



    401(a)/(k) and 403(a) Qualified Plans. The taxable portion of certain distributions, except for distributions from Roth accounts, may be rolled over tax-free to or from a 408(b) individual retirement account or annuity, another such plan, a 403(b) program, or a governmental EDCP. Beginning in 2008, subject to federal income limitations, funds in a qualified contract may be rolled directly over to a Roth IRA. The rollover/ transfer rules for Qualified plans are generally the same as described for 403(b) Annuities.


    408(b) Traditional IRAs and SEPs. Funds may be rolled over tax-free to or from a 408(b) IRA Contract, from a 403(b) program, a 401(a) or 403(a)/(k) qualified plan, or a governmental EDCP under certain conditions. In addition, tax-free rollovers may be made from one 408(b) IRA (other than a Roth IRA) to another provided that no more than one such rollover is made during any 12-month period.

    408A Roth IRAs. Funds may be transferred tax-free from one 408A Roth IRA to another. Funds in a 408(b) IRA or eligible retirement plan (401(a)/(k), 403(b) or governmental 457(b)) may be rolled in a taxable transaction to a 408A Roth IRA by individuals who:

     (i) have adjusted gross income of $100,000 or less, whether single or married filing jointly;

     (ii) are not married filing separately.


    Beginning in 2010, this income limit on rollovers to Roth IRAs will be lifted. Special, complicated rules governing holding periods, avoidance of the 10% penalty tax and ratable recognition of 1998 income also apply to rollovers from 408(b) IRAs to 408A Roth IRAs, and may be subject to further modification by Congress. Rollovers from pre-tax retirement plans into Roth IRA made in 2010 are also subject to ratable recognition of income in 2011 and 2012. You should consult your tax advisor regarding the application of these rules.


    408(p) SIMPLE IRAs. Funds may generally be rolled over tax-free from a SIMPLE IRA to a 408(b) IRA. However, during the two-year period beginning on the date you first participate in any SIMPLE IRA plan of your employer, SIMPLE IRA funds may only be rolled to another SIMPLE IRA.

    457 Plans. Tax-free transfer of EDCP amounts are permitted only to another EDCP of a like employer. Tax-free rollovers to or from a governmental EDCP to other governmental EDCPs, 403(b) programs, 401(a)/401(k)/403(a) Qualified Plans, 408(b) IRAs are permitted under certain circumstances.

    Nonqualified Contracts. Certain of the nonqualified single payment deferred annuity Contracts permit the Contract Owner to exchange the Contract for a new deferred annuity contract prior to the commencement of annuity payments. A full or partial exchange of one annuity Contract for another is a tax-free transaction under section 1035, provided that the requirements of that section are satisfied. However, the exchange is reportable to the IRS.

                               EXCHANGE PRIVILEGE

    From time to time, we may allow you to exchange an older variable annuity issued by VALIC into VALIC's Portfolio Director Plus Fixed and Variable Annuity Product ("Portfolio Director"), a newer product with more current features and benefits issued by VALIC. Such an exchange offer will be made in accordance with applicable state and federal securities and insurance rules and regulations. You may exchange the Contracts into Portfolio Director as discussed below. See the Portfolio Director prospectus for more details concerning the Portfolio Director investment options and associated fees.

EXCHANGES FROM IMPACT CONTRACTS
(UIT-981)

    Sales/Surrender Charges. Under an Impact Contract, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge is equal to 5% of the Purchase Payments withdrawn within three years of the date such Purchase Payments were made. However, in any Participant Year, the first withdrawal of up to 10% of the account value will not be subject to a surrender charge. The most recent Purchase Payments are deemed to be withdrawn first. Portfolio Director also imposes a surrender charge upon total or partial surrenders that may not exceed 5% of any Purchase Payments withdrawn within the most recent five years prior to the receipt of the surrender request by the Company at its Home Office. Portfolio Director also has other provisions where surrender charges are not imposed. For purposes of satisfying the fifteen- year and five-year holding requirements, Portfolio Director will be deemed to have been issued on the same date as the Impact Contract, or certificate thereunder, but no earlier than January 1, 1982. Only Purchase Payments exchanged into Portfolio Director which were made within three years before the date of exchange will be treated as Purchase Payments under Portfolio Director for purposes of calculating the surrender charge. Exchanged payments will be deemed to have been made under Portfolio Director on the date they were made to Impact Contracts for purposes of calculating the surrender charge under Portfolio Director.

    Other Charges. Under Impact Contracts, a $30 annual charge is assessed once a year to cover administrative expenses. The charge may, with prior regulatory approval if required, be increased or decreased. In addition, a daily charge is made at an annual rate of 1% of the net asset value allocable to the Impact Contracts to cover administrative expenses (other than those covered by the annual charge) and mortality risks assumed by the Company. For Portfolio Director, a quarterly account maintenance charge of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The fee is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No fee is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such fee begins immediately if an exchange is made into any Variable Account Option offered under Portfolio Director. The fee may also be reduced or waived by the Company on Portfolio Director if the administrative expenses are expected to be lower for that Contract. To cover expenses not covered by the account maintenance charge and to compensate the Company for assuming mortality risks and administration and distribution expenses under Portfolio Director, an additional daily charge with an annualized rate of 0.75% to 1.25% (or lower amounts during the Purchase Period for different series of Portfolio Director), depending upon the Variable Account Options selected, if any, on the daily net asset value of the Separate Account is attributable to Portfolio Director.


    Investment Options. Under the Impact Contract five Divisions of Separate Account A are available as variable investment alternatives, each investing in shares of a different underlying fund of AIG Retirement Company I. Under Portfolio Director, 60 Divisions of VALIC Separate Account A are available, 33 of which invest in different investment portfolios of VALIC Company I, 15 of which invest in different portfolios of VALIC Company II, and 12 of which invest in public mutual fund portfolios. Three fixed investment options are also available.


    Annuity Options. Annuity options under Impact Contracts provide for payments on a fixed or variable basis, or a combination of both. The Impact Contract permits annuity payments for a designated period of 1 to 15 years. Under an Impact Contract, the designated period option may, subject to adverse tax consequences, be commuted at any time for its remaining value. Portfolio Director permits Payout Payments for a designated period of between 5 and 30 years. Impact Contracts and Portfolio Director both provide for "betterment of rates." Under this provision, Payout Payments for fixed annuities will be based on mortality tables then being used by the Company, if more favorable to the Annuitant than those included in the Contract.

                         CALCULATION OF SURRENDER CHARGE

    The surrender charge is discussed in the prospectus under "Fees and Charges--Surrender Charge." Examples of calculation of the surrender charge upon total and partial surrender are set forth below.

               ILLUSTRATION OF SURRENDER CHARGE ON TOTAL SURRENDER

                                            TRANSACTION HISTORY

DATE                                           TRANSACTION                                        AMOUNT
----                                    -----------------------------                          -----------
   2/1/95                               Purchase Payment                                       $    10,000
   2/1/96                               Purchase Payment                                             5,000
   2/1/97                               Purchase Payment                                            15,000
   2/1/98                               Purchase Payment                                             2,000
   7/1/98                               Total Purchase Payments (Assumes
                                         Account Value is $38,000)                                  32,000
   12/31/99                             Full Surrender

            Surrender Charge is lesser of (a) or (b):

a. Surrender Charge calculated on 36 months of Purchase Payments

   1. Surrender Charge against Purchase Payment of 2/1/95                                      $         0
   2. Surrender Charge against Purchase Payment of 2/1/96 (0.05 X $5,000)                      $       250
   3. Surrender Charge against Purchase Payment of 2/1/97 (0.05 X $15,000)                     $       750
   4. Surrender Charge against Purchase Payment of 2/1/98 (0.05 X $2,000)                      $       100
   Surrender Charge based on Purchase Payments (1+2+3+4)                                       $     1,100

b. Surrender charge calculated on the excess over 10% of the Account Value at the time of surrender:

   Account Value at time of surrender                                     $    38,000
   Less 10% not subject to surrender charge                                    -3,800
                                                                          -----------
   Subject to surrender charge                                                 34,200
                                                                          X       .05

   Surrender Charge based on Account Value                                $     1,710          $     1,710
   Surrender Charge is the lesser of a or b                                                    $     1,100
                                                                                               -----------

    ILLUSTRATION OF SURRENDER CHARGE ON A 10% PARTIAL SURRENDER FOLLOWED BY A
                                 FULL SURRENDER

                TRANSACTION HISTORY (ASSUMES NO INTEREST EARNED)

DATE                                            TRANSACTION                         AMOUNT
----                               -----------------------------------             --------
2/1/95                             Purchase Payment                                $  4,000
2/1/96                             Purchase Payment                                       0
2/1/97                             Purchase Payment                                       0
2/1/98                             Purchase Payment                                   1,000
7/1/98                             Partial Surrender
                                   (Assumes Account Value is $10,000)                 2,500

a. Since this is the first partial surrender in this Participant Year, calculate the excess over 10% of the value of the Purchase Units.

    10% of $10,000=$1,000.

b. The Account Value upon which Surrender Charge on the Full Surrender may be calculated (levied) is $2,500 -$1,000=$1,500.

c. Since only $1,000 has been paid in Purchase Payments in the 36 months prior to the Full Surrender, the charge can only be calculated on $1,000. Thus, the charge is $1,000 X (0.05)=$50.00.

                               PURCHASE UNIT VALUE

    Purchase Unit value is discussed in the prospectus under "Purchase Period." The Purchase Unit value for a Division is calculated as shown below:

Step 1: Calculate the gross investment rate:

    Gross Investment Rate

=   (EQUALS)

    The Division's investment income and capital gains and losses (whether realized or unrealized) on that day from the assets attributable to the Division.

/   (DIVIDED BY)

    The value of the Division for the immediately preceding day on which the values are calculated.

We calculate the gross investment rate as of 4:00 p.m. Eastern time on each business day when the Exchange is open.

Step 2: Calculate net investment rate for any day as follows:

    Net Investment Rate

=   (EQUALS)

    Gross Investment Rate (calculated in Step 1)

-   (MINUS)

    Separate Account charges.

Step 3: Determine Purchase Unit Value for that day.

    Purchase Unit Value for that day.

=   (EQUALS)

    Purchase Unit Value for immediate preceding day.

x   (MULTIPLIED BY)

    Net Investment Rate (as calculated in Step 2) plus 1.00.

    The following illustrations show a calculation of new Purchase Unit value and the purchase of Purchase Units (using hypothetical examples):

               ILLUSTRATION OF CALCULATION OF PURCHASE UNIT VALUE

1.  Purchase Unit value, beginning of period.......................................     $        1.800000
2.  Value of Fund share, beginning of period.......................................             21.200000
3.  Change in value of Fund share..................................................               .500000
4.  Gross investment return (3)x(2)................................................               .023585
5.  Daily separate account fee.....................................................     $         .000027
                                                                                        -----------------
6.  Net investment return (4)-(5)..................................................               .023558
                                                                                        -----------------
7.  Net investment factor 1.000000+(6).............................................     $        1.023558
                                                                                        -----------------
8.  Purchase Unit value, end of period (1)x(7).....................................     $        1.842404
                                                                                        -----------------

   ILLUSTRATION OF PURCHASE OF PURCHASE UNITS (ASSUMING NO STATE PREMIUM TAX)

1.  First Periodic Purchase Payment                                                     $          100.00
2.  Purchase Unit value on effective date of purchase (see Example 3)                   $        1.800000
3.  Number of Purchase Units purchased (1) divided by (2)                                          55.556
4.  Purchase Unit value for valuation date following purchase
    (See Example 3)                                                                     $        1.842404
                                                                                        -----------------
5.  Value of Purchase Units in account for valuation date
     following purchase (3) X (4)                                                       $          102.36
                                                                                        -----------------

                                 PAYOUT PAYMENTS

ASSUMED INVESTMENT RATE

    The discussion concerning the amount of Payout Payments which follows this section is based on an Assumed Investment Rate of 3 1/2% per annum. However, the Company will permit each Annuitant choosing a variable payout option to select an Assumed Investment Rate permitted by state law or regulations other than the 3 1/2% rate described in this prospectus as follows: 4 1/2% or 5% per annum. The foregoing Assumed Investment Rates are used merely in order to determine the first monthly payment per thousand dollars of value. It should not be inferred that such rates will bear any relationship to the actual net investment experience of VALIC Separate Account A.

AMOUNT OF PAYOUT PAYMENTS

    The amount of the first variable Payout Payment to the Annuitant will depend on the amount of the Account Value applied to effect the variable payout as of the tenth day immediately preceding the date Payout Payments commence, the amount of any premium tax owed, the payout option selected, and the age of the Annuitant.
    The Contracts contain tables indicating the dollar amount of the first payout payment under each payout option for each $1,000 of Account Value (after the deduction for any premium tax) at various ages. These tables are based upon the Annuity 2000 Table (promulgated by the Society of Actuaries) and an Assumed Investment Rate of 3 1/2%, 4% and 5% per annum (3 1/2% in the group Contract).

    The portion of the first monthly variable Payout Payment derived from a Division of VALIC Separate Account A is divided by the Payout Unit value for that Division (calculated ten days prior to the date of the first monthly payment) to determine the number of Payout Units in each Division represented by the payment. The number of such units will remain fixed during the Payout Period, assuming the Annuitant makes no transfers of Payout Units to provide Payout Units under another Division or to provide a fixed Payout Payment.

    In any subsequent month, the dollar amount of the variable payout payment derived from each Division is determined by multiplying the number of Payout Units in that Division by the value of such Payout Unit on the tenth day preceding the due date of such payment. The Payout Unit value will increase or decrease in proportion to the net investment return of the Division or Divisions underlying the variable payout since the date of the previous Payout Payment, less an adjustment to neutralize the 3 1/2% or other Assumed Investment Rate referred to above.

    Therefore, the dollar amount of variable Payout Payments after the first year will vary with the amount by which the net investment return is greater or less than 3 1/2% per annum. For example, if a Division has a cumulative net investment return of 5% over a one year period, the first Payout Payment in the next year will be approximately 1 1/2 percentage points greater than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the Division. If such net investment return is 1% over a one year period, the first Payout Payment in the next year will be approximately 2 1/2 percentage points less than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the applicable Division.

    Each deferred Contract provides that, when fixed Payout Payments are to be made under one of the first four payout options, the monthly payment to the Annuitant will not be less than the monthly payment produced by the then current settlement option rates, which will not be less than the rates used for a currently issued single payment immediate annuity contract. The purpose of this provision is to assure the Annuitant that, at retirement, if the fixed payout purchase rates then required by the Company for new single payment immediate annuity contracts are significantly more favorable than the annuity rates guaranteed by a Contract, the Annuitant will be given the benefit of the new annuity rates.

PAYOUT UNIT VALUE

    The value of a Payout Unit is calculated at the same time that the value of a Purchase Unit is calculated and is based on the same values for Fund shares and other assets and liabilities. (See "Purchase Period" in the prospectus.) The calculation of Payout Unit value is discussed in the prospectus under "Payout Period."

    The following illustrations show, by use of hypothetical examples, the method of determining the Payout Unit value and the amount of variable annuity payments.

                ILLUSTRATION OF CALCULATION OF PAYOUT UNIT VALUE

     Example:

1.  Payout Unit value, beginning of period.........................................     $         .980000
2.  Net investment factor for Period (see Example 3)...............................              1.023558
3.  Daily adjustments for 3 1/2% Assumed Investment Rate...........................               .999906
4.  (2)x(3)........................................................................              1.023462
5.  Payout Unit value, end of period (1) X (4).....................................     $        1.002993

                         ILLUSTRATION OF PAYOUT PAYMENTS

     Example: Annuitant age 65, Life Annuity with 120 Payments Certain

1.  Number of Purchase Units at Payout Date........................................            10,000.00
2.  Purchase Unit value (see Example 3)............................................     $       1.800000
3.  Account Value of Contract (1) X (2)............................................     $      18,000.00
4.  First monthly Payout Payment per $1,000 of Account Value.......................     $           6.57
5.  First monthly Payout Payment (3) X (4) divided by 1,000........................     $         118.26
6.  Payout Unit value (see Example 8)..............................................     $        .980000
7.  Number of Payout Units (5) divided by (6)......................................     $        120.673
8.  Assume Payout Unit value for second month equal to.............................     $        .997000
9.  Second monthly Payout Payment (7) X (8)........................................     $         120.31
10. Assume Payout Unit value for third month equal to..............................     $        .953000
11. Third monthly Payout Payment (7) X (10)........................................     $         115.00

                   DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

    The Company has qualified or intends to qualify the Contracts for sale in all fifty states and the District of Columbia and will commence offering the Contracts promptly upon qualification in each such jurisdiction.

    The Contracts are sold in a continuous offering by licensed insurance agents who are registered representatives of broker-dealers that are members of the Financial Industry Regulatory Authority ("FINRA"). The principal underwriter for the VALIC Separate Account A is American General Distributors, Inc. (the "Distributor"), an affiliate of the Company. The Distributor was formerly known as A.G. Distributors, Inc. In the states of Florida and Illinois, the Distributor is known as American General Financial Distributors of Florida, Inc. and American General Financial Distributors of Illinois, Inc., respectively. The address of the Distributor is 2929 Allen Parkway, Houston, Texas 77019. The Distributor is a Delaware corporation and is a member of FINRA.



    The licensed agents who sell the Contracts will be compensated for such sales by commissions ranging up to 6.0% of each Purchase Payment. Managers who supervise the agents will receive overriding commissions ranging up to 1% of Purchase Payments. These various commissions are paid by the Company and do not result in any charge to Contract Owners or to VALIC Separate Account A in addition to the charges described under "Charges Under Variable Annuity Contracts."



    Pursuant to its underwriting agreement with the Distributor and VALIC Separate Account A, the Company reimburses the Distributor for reasonable sales expenses, including overhead expenses. Sales commissions paid for the years 2006, 2007, and 2008 were $5,804, $5,362, and $5,318 respectively. The
Distributor retained $0 in commissions for those same years.


                                     EXPERTS


         The consolidated balance sheets of The Variable Annuity Life Insurance Company as of December 31, 2008 and 2007 and the related consolidated statements of income (loss), comprehensive income (loss), and cash flows for each of the three years in the period ended December 31, 2008 and the statement of assets and liabilities of The Variable Annuity Life Insurance Company Separate Account A as of December 31, 2008 and the related statement of operations for the period then ended and the statement of changes in net assets for each of the two periods ended December 31, 2008, all included in this Statement of Additional Information, have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP is located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002-5678.



         The statutory financial statements of admitted assets, liabilities, capital and surplus of American Home Assurance Company as of December 31, 2008 and 2007, and the related statutory financial statements of income and changes in capital and surplus and of cash flow for each of the three years in the period ended December 31, 2008, are also presented in the Statement of Additional Information in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.


                        COMMENTS ON FINANCIAL STATEMENTS

    The financial statements of The Variable Annuity Life Insurance Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts, which include death benefits, and its assumption of the mortality and expense risks.

    Divisions One, Two, Four, Five, and Ten are the only Divisions available under the Contracts described in the prospectus.


    You should only consider the statutory financial statements of American Home that we include in the SAI as bearing on the ability of American Home, as guarantor, to meet it obligations under the guarantee with respect to contracts with a date of issue of December 29, 2006 or earlier.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

              INDEX TO AUDITED CONSOLIDATED FINANCIAL STATEMENTS

                                                                        Page
                                                                      Number(s)
                                                                      ---------
Report of Independent Registered Public Accounting Firm..............     1

Consolidated Balance Sheet - December 31, 2008 and 2007..............  2 to 3

Consolidated Statement of Income (Loss) - Years Ended December 31,
  2008, 2007 and 2006................................................     4

Consolidated Statement of Cash Flows - Years Ended December 31,
  2008, 2007 and 2006................................................  5 to 6

Consolidated Statement of Comprehensive Income (Loss) - Years Ended
  December 31, 2008, 2007 and 2006...................................     7

Notes to Consolidated Financial Statements...........................  8 to 58

            Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholder of The Variable Annuity Life Insurance Company:

In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income (loss), of cash flows and of comprehensive income (loss) present fairly, in all material respects, the financial position of The Variable Annuity Life Insurance Company and its subsidiaries (the "Company"), an indirect wholly owned subsidiary of American International Group, Inc., at December 31, 2008 and 2007, and the results of their operations and their cash flows for each of the three years in the period ended
December 31, 2008 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Houston, Texas
April 29, 2009

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEET

                                                     December 31, December 31,
                                                         2008         2007
                                                     ------------ ------------
                                                           (In millions)
ASSETS
Investments and cash
   Cash.............................................   $ 2,014      $   303
   Short-term investments...........................        62           65
   Fixed maturity securities:
       Available for sale, at fair value
         (amortized cost: 2008 - $21,806; 2007
         - $24,870).................................    20,483       24,944
       Hybrid securities, at fair value
         (amortized cost: 2008 - $10; 2007 -
         $78).......................................         8           84
       Trading securities, at fair value (cost:
         2008 - $275; 2007 - $110)..................       189          109
   Common stocks and non-redeemable preferred
     stocks:
       Available for sale, at fair value (cost:
         2008 - $53; 2007 - $61)....................        52          100
       Trading securities, at fair value (cost:
         2008 - $1; 2007 - $1)......................         1            1
   Mortgage and other loans receivable..............     4,451        4,423
   Policy loans.....................................     1,007        1,042
   Partnerships and other invested assets...........     2,445        3,092
   Securities lending collateral, at fair value
     (cost: 2008 - $0; 2007 - $9,721)...............        --        9,063
                                                       -------      -------
   Total investments and cash.......................    30,712       43,226
   Variable annuity assets held in separate
     accounts.......................................    18,735       29,470
   Accrued investment income........................       396          392
   Deferred acquisition costs and cost of
     insurance purchased............................     2,501        1,989
   Deferred bonus interest..........................       146           83
   Income taxes receivable..........................        --           10
   Receivable from brokers..........................         8           60
   Other assets.....................................        69           90
                                                       -------      -------
   TOTAL ASSETS.....................................   $52,567      $75,320
                                                       =======      =======

         See accompanying notes to consolidated financial statements.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                    CONSOLIDATED BALANCE SHEET (Continued)

                                                      December 31, December 31,
                                                          2008         2007
                                                      ------------ ------------
                                                            (In millions)
LIABILITIES AND SHAREHOLDER'S EQUITY
Reserves, payables and accrued liabilities
   Reserves for fixed annuity contracts..............   $31,815      $30,495
   Income taxes currently payable....................       150           --
   Securities lending payable........................        --        9,843
   Payable to brokers................................         1            9
   Other liabilities.................................       305          386
                                                        -------      -------
   Total reserves, payables and accrued liabilities..    32,271       40,733
Variable annuity liabilities related to separate
  accounts...........................................    18,735       29,470
Deferred income taxes................................       127          588
                                                        -------      -------
   Total liabilities.................................    51,133       70,791
                                                        -------      -------
Shareholder's equity
   Common stock, $1 par value; 5,000,000 shares
     authorized; shares issued 2008 and 2007 -
     3,575,000.......................................         4            4
   Additional paid-in capital........................     5,554        1,648
   Retained earnings (accumulated deficit)...........    (3,430)       3,094
   Accumulated other comprehensive loss..............      (694)        (217)
                                                        -------      -------
   Total shareholder's equity........................     1,434        4,529
                                                        -------      -------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY...........   $52,567      $75,320
                                                        =======      =======

         See accompanying notes to consolidated financial statements.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                    CONSOLIDATED STATEMENT OF INCOME (LOSS)

                                                       Years Ended December 31,
                                                       -----------------------
                                                         2008    2007    2006
                                                       -------  ------  ------
                                                            (In millions)
REVENUES
   Investment income.................................. $ 1,414  $2,280  $2,299
   Fee income.........................................
       Variable annuity fees..........................     297     350     307
       Other fee income...............................     105      97      78
   Net realized investment losses.....................  (6,978)   (452)   (156)
                                                       -------  ------  ------
   Total revenues.....................................  (5,162)  2,275   2,528
                                                       -------  ------  ------
BENEFITS AND EXPENSES
   Interest credited to fixed annuity contracts.......   1,241   1,173   1,157
   General and administrative expenses, net of
     deferrals........................................     187     171     155
   Amortization of deferred acquisition costs, cost
     of insurance purchased and deferred bonus
     interest.........................................    (178)    150     118
   Annual commissions, net of Deferrals...............      85      77      75
   Guaranteed minimum death benefits..................       8       3       3
                                                       -------  ------  ------
   Total benefits and expenses........................   1,343   1,574   1,508
                                                       -------  ------  ------
PRETAX INCOME (LOSS)..................................  (6,505)    701   1,020
Income tax expense (benefit)..........................      19     207     325
                                                       -------  ------  ------
NET INCOME (LOSS)..................................... $(6,524) $  494  $  695
                                                       =======  ======  ======

         See accompanying notes to consolidated financial statements.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENT OF CASH FLOWS

                                                     Years Ended December 31,
                                                    -------------------------
                                                      2008     2007     2006
                                                    -------  -------  -------
                                                          (In millions)
CASH FLOWS FROM OPERATING ACTIVITIES
   Net income (loss)............................... $(6,524) $   494  $   695
   Adjustments to reconcile net income
     (loss) to net cash provided by
     operating activities:
          Interest credited to fixed
            annuity contracts......................   1,241    1,173    1,157
          Net realized investment losses...........   6,978      452      156
          Equity in income of partnerships
            and other invested assets..............     427     (163)    (153)
          Amortization of premium and
            discount on securities.................     (58)     (73)     (58)
          Provision for deferred income
            taxes..................................    (200)      (8)      37
   Changes in:
       Trading securities, at fair value...........      94       24       15
       Hybrid securities, at fair value............      76       19       30
       Accrued investment income...................      (4)      23        8
       Deferred acquisition costs..................    (396)     (74)     (73)
       Income taxes currently receivable/
         payable...................................     160       (2)     (15)
       Other liabilities...........................     136       69       19
   Other, net......................................       1      (11)       9
                                                    -------  -------  -------
NET CASH PROVIDED BY OPERATING ACTIVITIES..........   1,931    1,923    1,827
                                                    -------  -------  -------
CASH FLOWS FROM INVESTING ACTIVITIES
   Purchases and issuances of:
       Fixed maturity securities...................  (5,749)  (6,838)  (6,498)
       Mortgage loans..............................    (361)  (1,395)  (1,142)
       Other investments, excluding
         short-term investments....................  (3,261)  (3,687)  (2,745)
   Sales of:
       Fixed maturity securities...................   5,507    7,711    6,272
       Other investments, excluding
         short-term investments....................   3,258    2,926    2,197
   Redemptions and maturities of:
       Fixed maturity securities...................     836    1,265    1,219
       Mortgage loans..............................     332      415      274
   Change in short-term investments................       2      (45)      14
   Change in securities lending collateral.........   5,984      159     (293)
                                                    -------  -------  -------
NET CASH PROVIDED BY (USED IN) INVESTING
  ACTIVITIES.......................................   6,548      511     (702)
                                                    -------  -------  -------

         See accompanying notes to consolidated financial statements.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
               CONSOLIDATED STATEMENT OF CASH FLOWS (Continued)

                                                      Years Ended December 31,
                                                     -------------------------
                                                       2008     2007     2006
                                                     -------  -------  -------
                                                           (In millions)
CASH FLOWS FROM FINANCING ACTIVITIES
   Deposits on fixed annuity contracts.............. $ 2,754  $ 2,437  $ 2,401
   Net exchanges to (from) the fixed accounts
     of variable annuity contracts..................   1,001      (90)     218
   Withdrawal payments on fixed annuity
     contracts......................................  (3,705)  (3,533)  (3,387)
   Claims and annuity payments on fixed annuity
     contracts......................................    (188)    (195)    (198)
   Change in securities lending payable.............  (9,843)    (193)     293
   Capital contributions from Parent................   3,213       35       --
   Dividends paid to Parent.........................      --     (700)    (400)
                                                     -------  -------  -------
NET CASH USED IN FINANCING ACTIVITIES...............  (6,768)  (2,239)  (1,073)
                                                     -------  -------  -------
NET INCREASE IN CASH................................   1,711      195       52
CASH AT BEGINNING OF PERIOD.........................     303      108       56
                                                     -------  -------  -------
CASH AT END OF PERIOD............................... $ 2,014  $   303  $   108
                                                     =======  =======  =======
SUPPLEMENTAL CASH FLOW INFORMATION
   Income taxes paid................................ $    60  $   216  $   303
                                                     =======  =======  =======
   Non-cash activity:
       Bonus interest credited to reserve for
         annuity contracts.......................... $    41  $    38  $    28
                                                     =======  =======  =======
       Capital contribution in form of
         securities................................. $   693  $    --  $    --
                                                     =======  =======  =======

         See accompanying notes to consolidated financial statements.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
             CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME (LOSS)

                                                       Years Ended December 31,
                                                       -----------------------
                                                         2008     2007    2006
                                                       -------  -------  -----
                                                            (In millions)
NET INCOME (LOSS)..................................... $(6,524) $   494  $ 695
OTHER COMPREHENSIVE LOSS
   Net unrealized losses on invested assets arising
     during the current period........................  (4,743)  (1,105)  (299)
   Deferred income tax benefit on above changes.......   1,676      393    117
   Reclassification adjustment for net realized
     losses included in net income....................   3,825      235    132
   Deferred income tax expense on above changes.......  (1,351)     (84)   (52)
   Adjustment to deferred acquisition costs and
     deferred bonus interest..........................     178      102     65
   Deferred income tax expense on above changes.......     (63)     (36)   (25)
   Foreign currency translation adjustments...........       2       --     --
   Deferred income tax expense on above changes.......      (1)      --     --
                                                       -------  -------  -----
OTHER COMPREHENSIVE LOSS..............................    (477)    (495)   (62)
                                                       -------  -------  -----
COMPREHENSIVE INCOME (LOSS)........................... $(7,001) $    (1) $ 633
                                                       =======  =======  =====

         See accompanying notes to consolidated financial statements.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

   The Variable Annuity Life Insurance Company, including its wholly owned subsidiaries, (the "Company") is a direct, wholly owned subsidiary of American General Life Insurance Company (the "Parent"), a Texas-domiciled life insurance company, which is in turn an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company, which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement services and asset management. The Company is a Texas-domiciled life insurance company providing tax-deferred retirement annuities and employer-sponsored retirement plans to employees of educational, healthcare, public sector and not-for-profit organizations. The Company markets products nationwide through exclusive sales representatives.

   The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The financial conditions of AIG and rating downgrades beginning late in the third quarter of 2008 and AIG's restructuring plan and related events described in Note 16 below (collectively, the "AIG Events") have also impacted the Company's operations. The Company is exposed to the risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration and cash flows of its assets and liabilities; monitoring and limiting prepayment and extension risk in its portfolio; maintaining a large percentage of its portfolio in highly liquid securities; engaging in a disciplined process of underwriting; and reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income on variable annuity assets held in separate accounts. In addition, the Company has experienced surrenders in its variable annuity products and may continue to experience such surrenders, also resulting in reduced fee income. Although management expects to be able to achieve its plans, no assurance can be given that one or more of the risks described above will not result in material adverse effects on the Company's financial position, results of operations and or statutory capital.

   As described in Note 16 herein, AIG commenced an organization-wide restructuring plan under which some of its businesses will be divested, some will be held for later divestiture, and some businesses will be prepared for potential subsequent offerings to the public. Successful execution of the restructuring plan involves significant separation activities. Accordingly, AIG and the Company have established retention programs for its key employees to maintain ongoing business operations and to facilitate the successful execution of the restructuring plan.

   At December 31, 2008, AIG and the Company cannot determine the expected date of completion or reliably estimate the total aggregate expenses expected to be incurred for all AIG's restructuring and separation

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY activities. This is due to the significant scale of the restructuring plan, the fact that restructuring costs will vary depending on the identity of the ultimate purchasers of the divested entities, as well as the extended period over which the restructuring is expected to occur.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   BASIS OF PRESENTATION: The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and include the accounts of the Company and all of its wholly owned subsidiaries. All significant intercompany accounts and transactions are eliminated in consolidation. Certain prior period items have been reclassified to conform to the current period's presentation.

   USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.

   The Company considers its most critical accounting estimates to be those with respect to future policy benefits for life and accident and health contracts, estimated gross profits for investment-oriented products, recoverability of deferred policy acquisition costs (DAC), fair value measurements of certain assets and liabilities, and other-than-temporary impairments in the value of investments. Therefore, actual results could differ from these estimates, possibly in the near term, and could have a material effect on the Company's consolidated financial statements.

   During the second half of 2007 and through 2008, disruption in the global credit markets, coupled with the repricing of credit risk, and the U.S. housing market deterioration, particularly in the fourth quarter, created increasingly difficult conditions in the financial markets. These conditions have resulted in greater volatility, less liquidity, widening of credit spreads and a lack of price transparency in certain markets and have made it more difficult to value certain of the Company's invested assets and the obligations and collateral relating to certain financial instruments issued or held by the Company.

   CASH: Cash represents cash on hand and all highly liquid investments purchased with an original maturity of three months or less.

   INVESTMENTS: Short-term investments consist of interest-bearing cash equivalents, time deposits, and investments maturing within one year, such as commercial paper.

   Fixed maturity securities, common stocks and non-redeemable preferred stocks available for sale are carried at fair value. Changes in unrealized gains and losses, net of tax and their effect on amortization of deferred acquisition costs and other deferred expenses, are credited or charged directly to the accumulated other comprehensive income or loss component of shareholder's equity.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

   If a security includes terms affecting cash flows or exchanges under the contract and have economic characteristics and risks not clearly and closely related to the economic characteristics and risks of the security, those terms are considered an embedded derivative and are accounted for separately. Embedded derivatives are carried at fair value with unrealized gains and losses reflected in income.

   The Company may elect to measure any hybrid financial instrument at fair value, with changes in fair value recognized in earnings, if the hybrid instrument contains an embedded derivative that would otherwise be required to be bifurcated and accounted for separately. The election to measure the hybrid instrument at fair value is made on an instrument-by-instrument basis and is irrevocable at the acquisition or issuance date.

   Bonds and common stock classified as trading securities are carried at fair value. Trading securities include the Company's economic interest in Maiden Lane II, which is carried at fair value under Statement of Financial Accounting Standards ("FAS") No. 159 "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"). Unrealized gains and losses on trading securities are reported in net investment income.

   The Company evaluates its investments for other-than-temporary impairment such that a security is considered a candidate for other-than-temporary impairment if it meets any of the following criteria:

   . Trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time (nine consecutive months or longer);

   . The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

   . The Company may not realize a full recovery on its investment regardless of the occurrence of one of the foregoing events.

   The determination that a security has incurred an other-than-temporary decline in value requires the judgment of management and consideration of the fundamental condition of the issuer, its near-term prospects and all the relevant facts and circumstances. The above criteria also consider circumstances of a rapid and severe market valuation decline, such as that experienced in current credit markets, in which the Company could not reasonably assert that the recovery period would be temporary (severity losses).

   Once a security has been identified as other-than-temporarily impaired, the amount of such impairment is determined by reference to that security's contemporaneous fair value and recorded as a charge to

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                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

   earnings. If a loss is recognized from a sale subsequent to a balance sheet date pursuant to changes in circumstances, the loss is recognized in the period in which the intent to hold the securities to recovery no longer existed.

   In periods subsequent to the recognition of an other-than-temporary impairment charge for fixed maturity securities, which is not credit or foreign exchange related, the Company generally accretes the discount or amortizes the reduced premium resulting from the reduction in cost basis over the remaining life of the security.

   Certain investments in beneficial interests in securitized financial assets of less than high quality with contractual cash flows, including asset-backed securities, are subject to the impairment and income recognition guidance of Emerging Issue Task Force ("EITF") 99-20, "Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests that Continued to Be Held by a Transferor in Securitized Financial Assets" as amended by FASB Staff Position ("FSP") No. EITF 99-20-1, "Amendments to the Impairment Guidance of EITF Issue
   No. 99-20," which became effective prospectively in the fourth quarter of 2008. EITF 99-20 requires periodic updates of the Company's best estimate of cash flows over the life of the security. If the fair value of such security is less than its cost or amortized cost and there has been a decrease in the present value of the estimated cash flows since the last revised estimate, considering both their timing and amount, an other-than-temporary impairment charge is recognized. Interest income is recognized based on changes in the timing and the amount of expected principal and interest cash flows reflected in the yield.

   The Company also considers its intent and ability to retain a temporarily impaired security until recovery. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third-party sources and, in the case of certain structured securities, with certain internal assumptions and judgments regarding the future performance of the underlying collateral. In addition, projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral.

   Mortgage and other loans are carried at amortized unpaid balances, net of provisions for estimated losses, plus or minus adjustments for the accretion or amortization of discount and premium. Interest income on such loans is accrued as earned. Impairment of mortgage loans on real estate and collateral and commercial loans is based on certain risk factors and when collection of all amounts due under contractual terms is not probable. This impairment is generally measured based on the present value of expected future cash flows discounted at the loan's effective interest rate subject to the fair value of underlying collateral. Interest income on such impaired loans is recognized as cash is received. The Company recorded a $5.7 million credit allowance on other loans as of December 31, 2008. The Company did not record a credit allowance for mortgage and other loans as of December 31, 2007.

   Policy loans are carried at unpaid balances.

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                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

   Partnerships consist of investments in hedge funds and limited partnerships. Partnerships in which the Company holds less than a five percent interest are carried at fair value and the change in fair value is recognized as a component of other comprehensive income (loss). With respect to partnerships in which the Company holds in the aggregate a five percent or greater interest, or less than five percent interest but the Company has more than a minor influence over the operations of the investee, the Company's carrying value is the net asset value. The changes in such net asset values accounted for under the equity method are recorded in earnings through net investment income. In applying the equity method of accounting, the Company consistently uses financial information provided by the general partners or manager of each of these investments, which is generally one to three months prior to the end of the Company's reporting period. The financial statements of these investees are generally audited on an annual basis.

   Other invested assets are primarily comprised of preferred equity investments in partially owned companies. Generally, the equity method of accounting is used for the Company's investment in companies in which the Company's ownership interest approximates 20 percent but is not greater than 50 percent. The Company's investments in partially owned companies include its interest in Castle 2003-1 Trust ("Castle 1 Trust") and Castle 2003-2 Trust ("Castle 2 Trust"). Other invested assets also include assets related to derivative financial instruments (see Derivative Financial Instruments below, and Note 6).

   Realized gains and losses on the sale of investments are recognized in operations at the date of sale and are determined by using the specific cost identification method. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives or expected payment period of the investments.

   SECURITIES LENDING COLLATERAL AND SECURITIES LENDING PAYABLE: On
   December 12, 2008, the Company terminated its securities lending activities (see Note 4 for additional information).

   Securities lending collateral was invested in interest-bearing cash equivalents and fixed maturity securities, primarily floating-rate bonds. Securities lending collateral investments in fixed maturity securities were carried at fair value and accounted for in a manner consistent with other available-for-sale fixed maturity securities, and were evaluated for other-than-temporary impairment by applying the same criteria used for other fixed maturity securities. The Company's allocated portion of income earned on the invested collateral, net of interest repaid to the borrowers under the securities lending agreements and the related management fees paid to administer the program, was recorded as investment income in the statement of income (loss). The Company's allocated portion of any realized investment losses on the invested collateral was recorded in the consolidated statement of income (loss). The Company generally obtained and maintained cash collateral from securities borrowers at current market levels for the securities lent. During the fourth quarter of 2008, in connection with certain securities lending transactions, the Company met the requirements for sale accounting because collateral received

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY from the counterparties was insufficient to fund substantially all of the cost of purchasing replacement assets. Accordingly, the Company accounted for such lending transactions as sales combined with forward purchase commitments, rather than as secured borrowings.

   As of December 31, 2007, securities subject to securities lending agreements had a fair value of $9.66 billion, and were included in fixed maturity securities available for sale at that date.

   DERIVATIVE FINANCIAL INSTRUMENTS: The Company reports all derivatives at fair value in other invested assets or other liabilities, as applicable, in the consolidated balance sheet.

   The Company takes positions from time to time in certain derivative financial instruments in order to mitigate the impact of changes in interest and currency rates on certain investment securities.

   Financial instruments used by the Company for such purposes include interest rate swaps and foreign currency swaps. The Company believes that such hedging activities have been and remain economically effective, but do not qualify for hedge accounting. As a result, changes in the fair value of swaps are recognized in realized investment gains and losses.

   The Company buys and sells short futures contracts on U.S. Treasury notes to hedge interest rate exposures on certain bonds purchased for the Company's trading portfolio. The short futures contracts have terms no longer than three months at the time of purchase and all such positions are closed out each quarter end.

   The Company issues riders that offer guaranteed minimum withdrawal benefit ("GMWB") on certain variable annuity products. Under FAS No. 133, "Accounting for Derivative Instruments and Hedging Activities", the GMWB is considered an embedded derivative that is required to be bifurcated from the host contract and carried at fair value. The fair value of the GMWB requires significant management estimates and is based on the present value of expected benefits to be paid less the present value of fee income associated with the guarantees. The fair value estimate of the GMWB guarantees include unobservable inputs such as management's estimate of contract holder behavior as well as such observable inputs as swap curves and market calibrated implied volatility. The Company also economically hedges these guarantees by utilizing both exchange traded and over-the-counter index options and exchange traded futures. Exchange traded index options and futures are marked to market through matrix pricing that utilizes observable market inputs. The changes in fair value of the Company's GMWB, indexed options and futures are reported in net realized investment gains (loss) in the accompanying consolidated statement of income (loss) and comprehensive income (loss).

   The GMWB is a feature that provides a guaranteed annual withdrawal stream at the end of a specified wait period, if any, regardless of market performance. The guaranteed withdrawal stream is based upon deposits invested during a specified period adjusted for subsequent withdrawals, and may include an increase in the benefit base. The Company bears the risk that protracted under-performance of the

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY financial markets could result in GMWB benefits being higher than the underlying contract holder account balance and that the fees collected under the contract are insufficient to cover the costs of the benefits to be provided. The Company purchases options on the S&P 500 index and futures of U.S. Treasury securities to partially offset this risk.

   DEFERRED ACQUISITION COSTS ("DAC") AND OTHER DEFERRED EXPENSES: Policy acquisition costs are deferred and amortized, with interest, in relation to the incidence of estimated gross profits ("EGPs") to be realized over the estimated lives of the annuity contracts. EGPs are composed of net investment income, net realized investment gains and losses, variable annuity fees, guarantee costs, surrender charges and direct administrative expenses. DAC consists of commissions and other costs that vary with, and are primarily related to, the production or acquisition of new business.

   The Company currently offers enhanced crediting rates or bonus payments to contract holders ("bonus interest") on certain of its products. To qualify for such accounting treatment, the bonus interest must be explicitly identified in the contract at inception, and the Company must demonstrate that such amounts are incremental to amounts the Company credits on similar contracts without bonus interest, and are higher than the contract's expected ongoing crediting rates for periods after the bonus period. Such amounts are deferred and amortized over the life of the policy using the same methodology and assumptions used to amortize DAC.

   The cost assigned to certain acquired insurance contracts in force at the acquisition date (referred to as cost of insurance purchased, or "CIP") is reported in deferred acquisition costs and cost of insurance purchased in the consolidated balance sheet. Interest was accreted on the unamortized balance of CIP at rates ranging from 3.0% to 4.5% in 2008, 2007 and 2006. CIP is charged to expense and adjusted for the impact of net unrealized gains (losses) on securities in the same manner as DAC and reported within the same financial statement line items.

   The Company reviews the carrying value of DAC, CIP and deferred bonus interest on at least an annual basis. Management considers estimated future gross profit margins as well as expected mortality, interest earned and credited rates, persistency and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to expense.

   AMORTIZATION OF DAC AND OTHER DEFERRED EXPENSES: DAC, CIP and deferred bonus interest are amortized based on a percentage of EGPs over the life of the underlying policies. EGPs are computed based on assumptions related to the underlying policies written, including their anticipated duration, net spreads earned during the life of the contracts, costs of providing policy guarantees, and the level of expenses necessary to maintain the policies. The Company adjusts amortization each quarter for significant differences between actual and assumed profitability in that period. The Company revises future assumptions, referred to herein as an unlocking, when estimates of future gross profits to be realized on its annuity policies are revised. Increases in future EGPs may result from higher interest

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY spread and/or lower surrender rate assumptions, while decreases in future EGPs may result from lower interest spread and/or higher surrender rate assumptions. Amortization for the current period is reduced when future EGPs are increased and increased when future EGPs are decreased.

   As fixed maturity and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on fixed maturity and equity securities available for sale, which is a component of other comprehensive income (loss) and is credited or charged directly to shareholder's equity.

   The assumption for the long-term annual market growth of the separate account assets used by the Company in the determination of DAC amortization with respect to its variable annuity policies is approximately 10% (the "long-term growth rate assumption"). The Company uses a "reversion to the mean" methodology which allows the Company to maintain this 10% long-term growth rate assumption, while also giving consideration to the effect of short-term swings in the equity markets. For example, if performance were 15% during the first year following the introduction of a product, the DAC model would assume that market returns for the following five years (the "short-term growth rate assumption") would approximate 9%, resulting in an average annual growth rate of 10% during the life of the product. Similarly, following periods of below 10% performance, the model will assume a short-term growth rate higher than 10%. A DAC unlocking will occur if management considers the short-term growth rate (i.e., the growth rate required to revert to the mean 10% growth rate over a five-year period) to be unreasonable. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary within the industry.

   VARIABLE ANNUITY ASSETS HELD IN AND LIABILITIES RELATED TO SEPARATE
   ACCOUNTS: The Company issues variable annuities for which the investment risk is generally borne by the contract holder, except with respect to amounts invested in the fixed-rate account options. The assets and liabilities resulting from the receipt of variable and certain group fixed annuity premiums are segregated in separate accounts. The assets supporting the variable portion of variable annuities are carried at fair value and reported as Variable annuity assets held in separate accounts, with an equivalent liability, in the consolidated balance sheet. Amounts assessed against the contract holders for mortality, administrative, other services and certain features are included in Variable annuity fees in the consolidated statement of income (loss).

   RESERVES FOR FIXED ANNUITY CONTRACTS: Reserves for fixed annuity contracts are accounted for as investment-type contracts in accordance with FAS
   No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" ("FAS 97"), and are recorded at accumulated

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY value (deposits received, plus accrued interest, less withdrawals and assessed fees).

   Under GAAP, deposits collected on non-traditional life and annuity insurance products, such as those sold by the Company, are not reflected as revenues in the Company's consolidated statement of income (loss), as they are recorded directly to reserves for fixed annuity contracts, or to variable annuity liabilities related to separate accounts, upon receipt.

   RESERVES FOR GUARANTEED BENEFITS: A majority of the Company's variable annuity products are issued with a death benefit feature which provides that, upon the death of a contractholder, the contractholder's beneficiary will receive the greater of (1) the contractholder's account value, or (2) a guaranteed minimum death benefit ("GMDB") that varies by product. Depending on the product, the GMDB may equal the principal invested, adjusted for withdrawals; or the principal invested, adjusted for withdrawals, accumulated at up to 3% per annum (subject to certain caps). These benefits have issue age and other restrictions to reduce mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed contractholder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

   The Company provides reserves for future GMDB-related benefits pursuant to the adoption of Statement of Position ("SOP") 03-1, Accounting and Reporting by Insurance Enterprises for Certain Non-traditional and Long-Duration Contracts and for Separate Accounts ("SOP 03-1"). The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. Changes in liabilities for minimum guarantees are included in guaranteed minimum death benefits in the consolidated statement of income. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to guaranteed minimum death benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

   The Company introduced a GMWB in June of 2006 to certain variable annuity contracts. The GMWB is an optional feature that guarantees periodic partial withdrawals that in total equal the guaranteed benefit, even if the accumulation value of the contract falls to zero as a result of adverse investment performance.

   In addition, the Company is a coinsurer for the guaranteed minimum income benefit ("GMIB") and GMWB under two separate reinsurance agreements on certain variable annuity contracts issued by American Life Insurance Company ("ALICO"), an AIG subsidiary.

   Effective April 1, 2008, the first agreement was amended to terminate the agreement for new business issued on and after April 1, 2008.

   Effective April 1, 2009, the second agreement was amended to terminate the agreement for new business issued on and after April 1, 2009.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

   NET INVESTMENT INCOME: Net investment income represents income primarily from the following sources in the Company's operations:

   . Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

   . Dividend income and distributions from common and preferred stock and other investments when receivable.

   . Earnings from partnership investments accounted for under the equity method.

   FEE INCOME: Variable annuity fees, asset management fees and surrender charges are recorded as income when earned. Variable annuity policy fees are generally based on the market value of assets in the separate accounts supporting the variable annuity contracts. Asset management fees include investment advisory fees and 12b-1 distribution fees and are based on the market value of assets managed in mutual funds and certain variable annuity portfolios. Surrender charges are assessed on withdrawals occurring during the surrender charge period. Net retained commissions are recognized as income on a trade date basis.

   NET REALIZED INVESTMENT GAINS AND LOSSES: Net realized investment gains and losses are determined by specific identification. The net realized investment gains and losses are generated primarily from the following sources:

   . Sales of fixed maturities, equity securities, securities lending invested collateral and other types of investments.

   . Reductions to the cost basis of fixed maturities, equity securities, securities lending invested collateral and other types of investments for other-than-temporary impairments.

   .   Changes in fair value of derivative assets and liabilities.

   .   Exchange gains and losses resulting from foreign exchange transactions.

   INCOME TAXES: The Company is included in the consolidated federal income tax return of its ultimate parent, AIG. Under the tax sharing agreement with AIG, taxes are recognized and computed on a separate company basis. To the extent that benefits for net operating losses, foreign tax credits or net capital losses are utilized on a consolidated basis, the Company would recognize tax benefits based upon the amount of those deductions and credits utilized in the consolidated federal income tax return. Deferred tax assets and liabilities are recorded for the effects of temporary differences between the tax basis of an asset or liability and its reported amount in the consolidated financial statements. The Company assesses its ability to realize deferred tax assets considering all available evidence, including the earnings history, the timing, character and amount of future earnings potential, the reversal of taxable temporary differences, and the tax

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY planning strategies available to the legal entities when recognizing deferred tax assets in accordance with FAS No. 109, "Accounting for Income Taxes" ("FAS 109").

   The Company applies the standards set forth in FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109," ("FIN 48") in determining the financial impact of income tax positions taken or expected to be taken in a tax return. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition of uncertain tax positions. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods and additional disclosures. The Company's adoption of FIN 48 on January 1, 2007 did not have a material effect on the Company's financial condition or results of operations.

   The Company's determination of the realizability of its deferred tax assets requires estimates of future taxable income. Such estimates could change in the near term, perhaps materially, which may require the Company to adjust its valuation allowance. Such adjustment, either positive or negative, could be material to the Company's financial condition or its results of operations.

   RECENTLY ISSUED ACCOUNTING STANDARDS:

   In September 2005, the American Institute of Certified Public Accountants ("AICPA") issued SOP 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"). SOP 05-1 provides guidance on accounting for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in FAS 97. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverage that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. Internal replacements that result in a substantially changed contract are accounted for as a termination and a replacement contract. SOP 05-1 became effective on January 1, 2007 and generally affects the accounting for internal replacements occurring after that date. The adoption did not have any effect on the consolidated financial position or results of operations of the Company.

   In February 2006, the FASB issued FAS No. 155, "Accounting for Certain Hybrid Financial Instruments, an amendment of FAS 133 and FAS 140" ("FAS 155"). FAS 155 allows the Company to include changes in fair value in earnings on an instrument-by-instrument basis for any hybrid financial instrument that contains an embedded derivative that would otherwise be required to be bifurcated and accounted for separately under FAS 133. The election to measure the hybrid instrument at fair value is irrevocable at the acquisition or issuance date.

   The Company elected to early adopt FAS 155 as of January 1, 2006, and apply FAS 155 fair value measurement to certain hybrid financial instruments in the Company's available for sale portfolio that existed at December 31, 2005. The effect of this adoption resulted in a $2.6

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY million after-tax ($4.1 million pre-tax) increase to opening retained earnings as of January 1, 2006, representing the difference between the fair value of these hybrid financial instruments and the prior carrying value as of December 31, 2005. The effect of adoption on after-tax gross gains and losses was $4.9 million ($7.7 million pre-tax) and $2.3 million ($3.6 million pre-tax), respectively.

   In connection with the Company's early adoption of FAS 155, hybrid financial instruments of $102.6 million at December 31, 2006 are now carried at fair value. The effect on earnings for 2006, for changes in the fair value of hybrid financial instruments, was a pre-tax loss of $4.3 million and is reflected in investment income in the consolidated statement of income
   (loss).

   In July 2006, the FASB issued FSP No. 13-2, "Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction" ("FSP 13-2"). FSP 13-2 addresses how a change or projected change in the timing of cash flows relating to income taxes generated by a leveraged lease transaction affects the accounting for the lease by the lessor, and directs that the tax assumptions be consistent with any FIN 48 uncertain tax position related to the lease. FSP 13-2 is effective for fiscal years beginning after December 15, 2006. The Company adopted FSP 13-2 on January 1, 2007. Upon adoption, the Company recorded a $36.2 million decrease in the opening balance of retained earnings, net of tax, to reflect the cumulative effect of this change in accounting. In 2008, the Company revised the projected timing of income tax cash flows related to a leveraged lease transaction. In accordance with FSP 13-2, the allocation of income to positive investment years was recalculated from the inception of the lease using the revised assumptions. The net investment balance was adjusted to conform to the recalculated balances, and the change was recognized as a $136.6 million reduction to investment income for the year ended December 31, 2008.

   In September 2006, the FASB issued FAS No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements but does not change existing guidance about whether an instrument is carried at fair value. FAS 157 nullifies the guidance in EITF 02-3, "Issues Involved in Accounting and Derivative Contracts Held for Trading Purposes and Contracts Involved in Energy Trading and Risk Management Activities" that precluded the recognition of a trading profit at the inception of a derivative contract unless the fair value of such contract was obtained from a quoted market price or other valuation technique incorporating observable market data. FAS 157 also clarifies that an issuer's credit standing should be considered when measuring liabilities at fair value.

   The Company adopted FAS 157 on January 1, 2008, its required effective date and it primarily affected the fair value measurement of the embedded derivatives within the Company's GMWB living benefits. The adoption of FAS 157 did not have a material effect on the Company's consolidated financial condition or its consolidated results of operations.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

   In February 2007, the FASB issued FAS No. 159. FAS 159 permits entities to choose to measure at fair value many financial instruments and certain other items that are not currently required to be measured at fair value. Subsequent changes in fair value for designated items will be required to be reported in income. FAS 159 also establishes presentation and disclosure requirements for similar types of assets and liabilities measured at fair value. FAS 159 permits the fair value option election on an instrument-by-instrument basis at initial recognition of an asset or liability or upon an event that gives rise to a new basis of accounting for that instrument. The Company adopted FAS 159 on January 1, 2008, its required effective date. As of January 1, 2008, the Company did not choose to elect the fair value option for any of its financial assets or liabilities.

   In October 2008, the FASB issued FSP FAS 157-3, "Determining the Fair Value of a Financial Asset Where the Market for That Asset Is Not Active" ("FSP FAS 157-3"). FSP FAS 157-3 provides guidance clarifying certain aspects of FAS 157 with respect to the fair value measurements of a security when the market for that security is inactive. The Company adopted this guidance in the third quarter of 2008. The effects of adopting FSP FAS 157-3 on the Company's consolidated financial condition and results of operations were not material.

   In January 2009, the FASB issued FSP EITF amendments to the Impairment Guidance of EITF Issue No. 99-20" ("FSP EITF 99-20-1"). FSP EITF 99-20-1 amends the impairment guidance in EITF Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continue to Be Held by a Transferor in Securitized Financial Assets," to achieve more consistent determination of whether an other-than-temporary impairment has occurred. The FSP also retains and emphasizes the objective of an other-than-temporary impairment assessment and the related disclosure requirements in FASB Statement No. 115, "Accounting for Certain Investments in Debt and Equity Securities" and other related guidance. The Company adopted this guidance in the fourth quarter of 2008. The effects of adopting FSP EITF 99-20-1 on the Company's consolidated financial condition and results of operations were not material.

   FUTURE APPLICATION OF ACCOUNTING STANDARDS:

   In December 2007, the FASB issued FAS No. 141 (revised 2007), "Business Combinations" ("FAS 141I"). FAS 141(R) changes the accounting for business combinations in a number of ways, including broadening the transactions or events that are considered business combinations, requiring an acquirer to recognize 100 percent of the fair values of assets acquired, liabilities assumed, and noncontrolling interests in acquisitions of less than a 100 percent controlling interest when the acquisition constitutes a change in control of the acquired entity recognizing contingent consideration arrangements at their acquisition-date fair values with subsequent changes in fair value generally reflected in income, and recognizing preacquisition loss and gain contingencies at their acquisition-date fair values, among other changes.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

   The Company adopted FAS 141(R) for business combinations for which the acquisition date is on or after January 1, 2009. The Company's adoption of this guidance does not have a material effect on the Company's consolidated financial position or results of operations, but may have an effect on the accounting for future business combinations, if any.

   In December 2007, the FASB issued FAS No. 160, "Noncontrolling interests in Consolidated Financial Statements", an amendment of ARB No. 51 ("FAS 160"). FAS 160 requires noncontrolling (i.e., minority) interests in partially owned consolidated subsidiaries to be classified in the consolidated balance sheet as a separate component of consolidated shareholders' equity, or in the mezzanine section of the balance sheet (between liabilities and equity), to the extent such interests do not qualify as "permanent equity" in accordance with EITF Topic D-98, "Classification and Measurement of Redeemable Securities" (revised September 2008). FAS 160 also establishes accounting rules for subsequent acquisitions and sales of noncontrolling interests and how noncontrolling interests should be presented in the consolidated statement of income. The noncontrolling interests' share of subsidiary income should be reported as a part of consolidated net income with disclosure of the attribution of consolidated net income to the controlling and noncontrolling interests on the face of the statement of income.

   The Company adopted FAS 160 on January 1, 2009, its required effective date. FAS 160 must be adopted prospectively, except that noncontrolling interests should be reclassified from liabilities to a separate component of shareholder's equity and consolidated net income should be recast to include net income attributable to both controlling and noncontrolling interests retrospectively. The adoption of this guidance does not have an effect on the Company's consolidated financial position or results of operations.

   In March 2008, the FASB issued FAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities", an amendment of FAS No. 133 ("FAS 161"). FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity's financial position, financial performance, and cash flows. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

   In May 2008, the FASB issued FAS 162, "The Hierarchy of Generally Accepted Accounting Principles" ("FAS 162"). FAS 162 identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statement presented in conformity with GAAP but does not change current practices. FAS 162 will become effective on the 60/th/ day following Securities and Exchange Commission ("SEC") approval of the Public Company Accounting Oversight Board amendments to remove GAAP hierarchy from the auditing standards. FAS 162 will have no effect on the Company's consolidated financial condition, results of operations or cash flows.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

   In February 2008, the FASB issued FSP No. FAS 140-3, "Accounting for Transfers of Financial Assets and Repurchase Financing Transaction" ("FSP FAS 140-3"). FSP FAS 140-3 requires an initial transfer of a financial asset and a repurchase financing that was entered into contemporaneously with or in contemplation of the initial transfer to be evaluated as a linked transaction unless certain criteria are met.

   FSP FAS 140-3 is effective for the Company beginning January 1, 2009 and will be applied to new transactions entered into from that date forward. Early adoption is prohibited. The Company has assessed the effect that adopting FSP FAS 140-3 will have on its consolidated financial statements and does not believe the effect will be material.

   In April 2008, the FASB issued FSP FAS 115-2 and FAS 124-2, "Recognition and Presentation of Other-Than-Temporary" ("FSP FAS 115-2 and FAS 124-2"). FSP FAS 115-2 and FAS 124-2 amend the other-than-temporary impairment guidance in U.S. GAAP for debt securities to make the guidance more operational and to improve the presentation and disclosure of other-than-temporary impairments on debt and equity securities in the financial statements. This FSP does not amend existing recognition and measurement guidance related to other-than-temporary impairments of equity securities. FSP FAS 115-2 and FAS 124-2 are effective for interim and annual reporting periods ending after June 15, 2009 and management is assessing the affect that adopting them will have on its financial statements.

   In April 2008, the FASB issued FSP FAS 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP FAS 157-4"). FSP FAS 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity for the asset or liability have significantly decreased. This FSP also includes guidance on identifying circumstances that indicate a transaction is not orderly. FSP FAS 157-4 is effective for interim and annual reporting periods ending after June 15, 2009 and management is assessing the affect that adopting the FSP will have on its financial statements.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

3. INVESTMENTS

   The cost or amortized cost, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale by major category and securities lending collateral follow:

                                                December 31, 2008                         December 31, 2007
                                    ----------------------------------------- -----------------------------------------
                                     Cost or    Gross      Gross    Estimated  Cost or    Gross      Gross    Estimated
                                    Amortized Unrealized Unrealized   Fair    Amortized Unrealized Unrealized   Fair
                                      Cost      Gains      Losses     Value     Cost      Gains      Losses     Value
                                    --------- ---------- ---------- --------- --------- ---------- ---------- ---------
Securities of the United States
  government.......................  $     2     $  1     $    --    $     3   $     7     $ --     $    --    $     7
Securities of foreign governments..      205        6         (11)       200       302       18          (6)       314
States, territories, and political
  subdivisions.....................      134        3          --        137        59        6          --         65
Corporate bonds and notes..........   12,675      298        (977)    11,996    13,697      560        (179)    14,078
Mortgage-backed securities.........    8,489      230        (759)     7,960    10,488      124        (445)    10,167
Affiliated securities..............      301       --        (114)       187       317       --          (4)       313
                                     -------     ----     -------    -------   -------     ----     -------    -------
Total fixed maturity securities....   21,806      538      (1,861)    20,483    24,870      708        (634)    24,944
Equity securities..................       53        3          (4)        52        61       39          --        100
Securities lending collateral......       --       --          --         --     9,721       --        (658)     9,063
                                     -------     ----     -------    -------   -------     ----     -------    -------
   Total...........................  $21,859     $541     $(1,865)   $20,535   $34,652     $747     $(1,292)   $34,107
                                     =======     ====     =======    =======   =======     ====     =======    =======

   The amortized cost and estimated fair value of fixed maturity securities available for sale by contractual maturity, as of December 31, 2008, were as follows:

                                                  Amortized Estimated
                                                    Cost    Fair Value
                                                  --------- ----------
                                                     (In millions)
          Due in one year or less................  $   476   $   476
          Due after one year through five years..    4,260     4,135
          Due after five years through ten years.    5,787     5,363
          Due after ten years....................    2,794     2,549
          Mortgage-backed securities.............    8,489     7,960
                                                   -------   -------
             Total fixed maturity securities.....  $21,806   $20,483
                                                   =======   =======

   Actual maturities may differ from contractual maturities due to prepayments and redemptions.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

   The following table summarizes the Company's gross unrealized losses and estimated fair values on fixed maturity and equity securities available for sale, aggregated by major investment category and on securities lending collateral and presents the length of time that individual securities have been in a continuous unrealized loss position.

                                                   Less than 12 months 12 Months or More       Total
                                                   -----------------   ----------------  -----------------
                                                    Fair    Unrealized Fair   Unrealized  Fair   Unrealized
(In millions)                                       Value     Losses   Value    Losses    Value    Losses
-------------                                      -------  ---------- ------ ---------- ------- ----------
At December 31, 2008:
Foreign government................................ $   116   $   (11)  $    4   $  --    $   120  $   (11)
Corporate debt....................................   5,637      (706)   1,426    (271)     7,063     (977)
Mortgage-backed securities........................   1,533      (310)   1,471    (449)     3,004     (759)
Affiliated securities.............................     124       (91)      23     (23)       147     (114)
                                                   -------   -------   ------   -----    -------  -------
Total fixed maturity securities...................   7,410    (1,118)   2,924    (743)    10,334   (1,861)
Equity securities.................................      14        (4)      --      --         14       (4)
                                                   -------   -------   ------   -----    -------  -------
Total............................................. $ 7,424   $(1,122)  $2,924   $(743)   $10,348  $(1,865)
                                                   =======   =======   ======   =====    =======  =======
At December 31, 2007:
Foreign government................................ $    82   $    (4)  $   24   $  (2)   $   106  $    (6)
Corporate debt....................................   2,889       (68)   2,126    (111)     5,015     (179)
Mortgage-backed securities........................   2,600      (260)   2,930    (185)     5,530     (445)
Affiliated securities.............................     154        --      110      (4)       264       (4)
                                                   -------   -------   ------   -----    -------  -------
Total fixed maturity securities...................   5,725      (332)   5,190    (302)    10,915     (634)
Securities lending collateral.....................   8,498      (598)     565     (60)     9,063     (658)
                                                   -------   -------   ------   -----    -------  -------
Total............................................. $14,223   $  (930)  $5,755   $(362)   $19,978  $(1,292)
                                                   =======   =======   ======   =====    =======  =======

   As of December 31, 2008, the Company held 1,421 individual bonds and other investments that were in an unrealized loss position, of which 416 individual investments were in an unrealized loss position continuously for 12 months or more.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

   The net realized capital gains (losses) of the Company's available for sale investments were as follows:

                                                       Years Ended December 31,
                                                       ---------------------
                                                         2008      2007   2006
                                                       -------    -----  -----
                                                           (In millions)
Net realized investment gains (losses):
   Fixed maturity securities.......................... $  (220)   $ (33) $  10
   Equity securities..................................      17       11     12
   Mortgage and other loans...........................      (3)      --     --
   Partnerships and other invested assets.............    (175)       6     (9)
   Derivative instruments.............................      62      (33)   (39)
   Securities lending collateral......................  (3,562)    (156)    --
   Impairment writedowns..............................  (3,097)    (247)  (130)
                                                       -------    -----  -----
Total net realized investment losses before taxes..... $(6,978)   $(452) $(156)
                                                       =======    =====  =====

   The Company recorded other-than-temporary impairment charges of $5.93 billion (including $2.83 billion allocated to securities lending collateral), $369 million (including $122 million allocated to securities lending collateral) and $130 million in 2008, 2007 and 2006, respectively. See Note 2 herein for the Company's other-than-temporary impairment accounting policy.

   The gross realized gains and gross realized losses from sales of the Company's available for sale securities were as follows:

                                2008              2007              2006
                          ----------------  ----------------  ----------------
                           Gross    Gross    Gross    Gross    Gross    Gross
                          Realized Realized Realized Realized Realized Realized
(In millions)              Gains    Losses   Gains    Losses   Gains    Losses
-------------             -------- -------- -------- -------- -------- --------
At December 31, 2008:
Fixed maturity securities   $678    $(898)    $69     $(102)    $69      $(59)
Equity securities........     17       --      11        --      12        --
                            ----    -----     ---     -----     ---      ----
   Total.................   $695    $(898)    $80     $(102)    $81      $(59)
                            ====    =====     ===     =====     ===      ====

   The sources and related amounts of investment income were as follows:

                                                       Years Ended December 31,
                                                       ----------------------
                                                        2008     2007    2006
                                                       ------   ------  ------
                                                            (In millions)
Fixed maturity securities - non-affiliated............ $1,391   $1,716  $1,837
Fixed maturity securities - affiliated................     19       20      21
Equity securities.....................................      2        6       1
Mortgage and other loans..............................    278      265     192
Policy loans..........................................     56       56      --
Partnerships and other invested assets................   (415)     214     232
Other investment income...............................    100       22      31
                                                       ------   ------  ------
   Gross investment income............................  1,431    2,299   2,314
Investment expenses...................................    (17)     (19)    (15)
                                                       ------   ------  ------
   Total net investment income........................ $1,414   $2,280  $2,299
                                                       ======   ======  ======

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

   At December 31, 2008, the Company's investments included seven investments in single entities that each exceeded 10% of the Company's consolidated shareholder's equity. These investments included short-term money market investments, highly-rated mortgage-backed securities, and public high grade bonds. Three of the issuing entities were U.S. government agencies.

   On December 12, 2008, the Company and certain other domestic insurance subsidiaries sold to Maiden Lane II LLC ("ML II") all of their undivided interests in a pool of $39.3 billion face amount of residential mortgage-backed securities (the "RMBS") which were held as securities lending invested collateral. In exchange for the RMBS, the life insurance companies received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price of $1 billion plus a participation in the residual, each of which is subordinated to the repayment of a loan from the Federal Reserve Bank of New York ("New York Fed") to ML II.

   Neither AIG nor the Company has any control rights over ML II. The Company has determined that ML II is a variable interest entity ("VIE") and the Company is not the primary beneficiary. The transfer of RMBS to ML II has been accounted for as a sale, in accordance with FAS 140. The Company has elected to account for its economic interest in ML II (including the rights to the deferred contingent purchase price) at fair value under FAS 159, because this interest would otherwise meet the criteria of a hybrid instrument and require bifurcation of an embedded derivative. This interest is reported in fixed maturity securities, trading, with changes in fair value reported as a component of net investment income. See Note 7 for further discussion of the Company's fair value methodology and the valuation of ML II.

   See Note 4 for additional information regarding the Securities Lending Program and the sale of the RMBS to ML II.

   At December 31, 2008, the Company had direct commercial mortgage loan exposure of $4.33 billion. At that date, substantially all of the loans were current.

   The commercial loan exposure by state and type of loan, at December 31, 2008 were as follows:

(In millions)
               # of                                                            % of
State          Loans Amount Apartments Offices Retail Industrial Hotels Others Total
-----          ----- ------ ---------- ------- ------ ---------- ------ ------ -----
California....   53  $1,049    $ 33    $  515   $ 65     $202     $158   $ 76    24%
New York......   28     538      77       340     83        3       10     25    12%
Florida.......   35     389      25       149     80       79       --     56     9%
New Jersey....   18     368     129        96    118        5       --     20     9%
Texas.........   20     283      12        71     61       81       48     10     7%
Ohio..........   19     174     102        18     40       14       --     --     4%
Arizona.......    7     171      80        --     27        2       --     62     4%
Maryland......    9     136      --        73     57        2        4     --     3%
Georgia.......   13     129      17         6     68        5       21     12     3%
Virginia......    9     102      --        55     43        4       --     --     2%
Other states..  100     990     109       400    222      116       63     80    23%
                ---  ------    ----    ------   ----     ----     ----   ----   ---
   Total......  311  $4,329    $584    $1,723   $864     $513     $304   $341   100%
                ===  ======    ====    ======   ====     ====     ====   ====   ===

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

   At December 31, 2008, the carrying value, which approximates fair value, of fixed maturity securities in default as to the payment of principal or interest totaled $85.4 million.

   At December 31, 2008, $2.6 million of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements

4. SECURITIES LENDING

   The Company and certain other domestic insurance subsidiaries of AIG historically participated in AIG's U.S. securities lending program (the "Securities Lending Program"), which was managed by an affiliated agent, AIG Securities Lending Corp. (the "Agent") and an affiliated investment advisor for the benefit of the domestic insurance company participants
   (collectively, "the Participants").

   On December 12, 2008, the Securities Lending Program was terminated following the sale of long-term investments held by the Agent in the Securities Lending Program's collateral account and the settlement of all outstanding securities lending transactions.

   Under the Securities Lending Program, securities were loaned to various financial institutions, primarily major banks and brokerage firms. Historically, the Agent had received cash collateral from borrowers at current market levels, which were generally equal to 100 to 102 percent of the value of the loaned securities. The amount of cash advanced by borrowers declined during 2008, in light of the availability of alternative transactions requiring less collateral. During the fourth quarter of 2008, certain securities lending transactions met the requirements for sale accounting because the collateral obtained from the counterparties was not sufficient to fund substantially all of the cost of purchasing replacement assets. Accordingly, the Participants recognized net realized capital losses on deemed sales of lent securities and forward purchase commitments related to such transactions. For loans collateralized at less than 102 percent, the Company obtained a security interest in assets pledged by AIG, primarily high grade bonds, the fair value of which, together with the fair value of all collateral obtained by the Agent from counterparties in connection with the loans, equaled at least 102 percent of the fair value of the loaned securities at the inception of the loans.

   Cash collateral received by the Agent was invested primarily in fixed maturity securities to earn a net spread. A significant portion of the collateral received was invested in residential mortgage-backed securities with expected maturities that were longer than the liabilities to the securities lending counterparties. The value of those collateral securities declined during the latter part of 2007 and throughout 2008 and trading in such securities was extremely limited. As a result, the Participants recognized other-than-temporary impairment charges totaling $17.21 billion in 2008 related to investments in the collateral account.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

   Effective June 17, 2008, the Company benefited from an agreement between AIG and the Agent's parent ("the Make-whole Agreement"), pursuant to which AIG agreed to make additional contributions to the Securities Lending Program's collateral account, up to an aggregate limit of $5 billion, to offset the obligations of the Participants to contribute to the Securities Lending Program's collateral account their pro rata share of any investment losses incurred from the sale of investments made with the Securities Lending Program's collateral on and after January 1, 2008. Any such contributions by AIG to the Securities Lending Program's collateral account were recorded by the Participants as capital contributions. This agreement, which superseded prior, substantially identical agreements that limited AIG's contributions to lower amounts, terminated on December 31, 2008.

   In the third quarter of 2008, counterparties began curtailing their participation in the Securities Lending Program by returning lent securities and requiring the return of cash collateral. In September 2008, the Participants, including the Company, funded cash to the Securities Lending Program's collateral account to provide additional liquidity. On
   September 22, 2008, AIG entered into an $85 billion revolving credit facility (the "Fed Facility") and a guarantee and pledge agreement with the New York Fed. During September 2008, AIG's borrowings under the Fed Facility included $11.35 billion that was advanced to the Securities Lending Program to provide liquidity for the return of collateral to counterparties. At September 30, 2008, AIG deemed the $11.35 billion it had borrowed under the Fed Facility to provide liquidity to the collateral account to be capital contributions to the Participants, largely offsetting $10.71 billion of third quarter 2008 other-than-temporary impairment charges recorded by the Participants. The Participants recorded interest expense for the period of time the advances were deemed outstanding borrowings, at a rate per annum equal to 3.6175%, which approximated the commercial paper borrowing rate then in effect.

   On October 8, 2008, certain of the Participants, including the Company, entered into a securities lending agreement with the New York Fed (the "Fed Securities Lending Agreement") pursuant to which the New York Fed agreed to borrow, on an overnight basis, up to $37.8 billion in investment grade fixed income securities from these participants in return for cash collateral. The Fed Securities Lending Agreement assisted the Participants in meeting their obligations to borrowers that were requesting the return of their cash collateral. Prior to this arrangement, $6.99 billion was borrowed by AIG under the Fed Facility between October 1, 2008 and October 8, 2008 and advanced to the Securities Lending Program collateral account to provide liquidity. These amounts were repaid to AIG in October 2008 using liquidity provided by transactions under the Fed Securities Lending Agreement, and the Participants recorded interest expense for these advances at a rate per annum equal to 2.8216%, which approximated the commercial paper borrowing rate then in effect. Each Participant's share of the total interest expense on the September and October 2008 advances from AIG was based on participation rates as of September 30, 2008.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

   On December 8, 2008, in conjunction with the termination of the Securities Lending Program, certain of the Participants purchased corporate credit and other asset-backed securities at fair values totaling $3.09 billion from the Securities Lending Program's collateral account, which used the proceeds to settle a portion of the outstanding securities lending transactions. These transactions were recorded as purchases of fixed maturity securities by each of the respective purchasing entities.

   On December 12, 2008, AIG, the Participants and the Agent entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") with ML II, a Delaware limited liability company whose sole member is the New York Fed.

   Pursuant to the Asset Purchase Agreement, the Participants sold to ML II all of their undivided interests in a pool of $39.3 billion face amount of residential mortgage-backed securities (the "RMBS") held by the Agent in connection with the Securities Lending Program. In exchange for the RMBS, the Participants received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price of $1 billion plus a participation in the residual, each of which is subordinate to the repayment of the NY Fed loan to ML II. The amount of the initial payment and the deferred contingent portions of the total purchase price, if any are realized, will be allocated among the Participants based on their respective ownership interests in the pool of RMBS as of September 30, 2008. The total purchase price was based on the fair value of the RMBS as of October 31, 2008. The Participants recognized realized capital losses of $2.2 billion related to declines in the fair value of the RMBS for the month of October 2008 prior to the sale of the RMBS to ML II.

   Pursuant to a credit agreement, the NY Fed, as senior lender, made a loan to ML II (the "ML II Senior Loan") in the aggregate amount of $19.5 billion. Such amount being the cash purchase price of the RMBS payable by ML II on the closing date after certain adjustments, including payments on RMBS for the period between the transaction settlement date of October 31, 2008 and the closing date of December 12, 2008. The ML II Senior Loan is secured by a first priority security interest in the RMBS and all property of ML II, bears interest at a rate per annum equal to one-month LIBOR plus 1.0 percent and has a stated six-year term, subject to extension by the NY Fed at its sole discretion. After the ML II Senior Loan has been repaid in full, to the extent there are sufficient net cash proceeds from the RMBS, the Participants will be entitled to receive from ML II a portion of the deferred contingent purchase price in the amount of up to $1.0 billion plus interest that accrues from the closing date and is capitalized monthly at the rate of one-month LIBOR plus 3.0 percent. In addition, after ML II has paid this fixed portion of the deferred contingent purchase price plus interest, the Participants will be entitled to receive one-sixth of any net proceeds received by ML II in respect of the RMBS as the remaining deferred contingent purchase price for the RMBS, and the NY Fed will receive five-sixths of any net proceeds received by ML II in respect of the RMBS as contingent interest on the ML II Senior Loan. The NY Fed will have sole control over ML II and the sales of the RMBS by ML II so long as the NY Fed has any interest in the ML II Senior Loan.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

   Neither AIG nor the Participants have any control rights over ML II. The Company has determined that ML II is a variable interest entity (VIE) and the Company is not the primary beneficiary. The transfer of RMBS to ML II has been accounted for as a sale, in accordance with Statement of Financial Accounting Standards 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." The Company has elected to account for its economic interest in ML II (including the rights to the deferred contingent purchase price) at fair value under FAS 159. This interest is reported on the balance sheet in fixed maturity securities, trading.

   The Participants applied the initial consideration from the sales of the RMBS and other collateral assets, along with available cash and $5.1 billion provided by AIG in the form of capital contributions, to settle outstanding securities lending transactions (including those under the Fed Securities Lending Agreement, which totaled approximately $20.5 billion as of December 12, 2008). As a result, the Securities Lending Program and the Fed Securities Lending Agreement have been terminated.

   At December 31, 2008, the Company recorded a receivable from affiliate for amounts which are due the Company from the Agent, and a short-term invested asset representing undistributed funds held in the Securities Lending Program collateral account.

   As a result of the events and transactions described above, the Company recorded the following amounts in 2008:

(In millions)
For the year ended December 31, 2008:
Realized gains (losses) on securities lending invested collateral:
   Net realized gains (losses) on RMBS sold to ML II................ $  (379)
   Net realized gains (losses) on all other asset sales.............    (352)
   Realized losses due to other-than-temporary declines in value....  (2,831)
                                                                     -------
       Total........................................................ $(3,562)
                                                                     =======
Net realized gains (losses) related to lent securities with
  insufficient collateral:
   Deemed sales of lent securities.................................. $  (109)
   Forward purchase commitments.....................................    (174)
                                                                     -------
       Total........................................................ $  (283)
                                                                     =======
Capital contributions funded to the collateral account by AIG:
   Pursuant to the Make-whole Agreement............................. $   829
   AIG advances from the Fed Facility...............................   1,970
   Additional contribution..........................................     174
                                                                     -------
       Total........................................................ $ 2,973
                                                                     =======
Cash funded to the collateral account by the Company................ $   929
                                                                     =======
At December 31, 2008:
   Interest in ML II reported in fixed maturity securities, trading. $   136
                                                                     =======
   Undistributed Securities Lending Program assets, in short term
     invested assets................................................      38
                                                                     =======
   Receivable from affiliated Agent................................. $    33
                                                                     =======

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

   In conjunction with the Securities Lending Program, the Company had a small number of securities subject to lending agreements with AIG International Inc., a subsidiary of AIG. All such loans were closed on or prior to December 12, 2008 in conjunction with the termination of the Securities Lending Program.

   On September 19, 2008, a proceeding was commenced pursuant to the provisions of the Securities Investor Protection Act of 1970 ("SIPA") with respect to Lehman Brothers Inc. ("Lehman") and a trustee was appointed to administer the Lehman estate. On that date, securities owned by the Company and certain other Participants (collectively, the "Affected Participants") were on loan to Lehman under a master securities lending agreement (the "MSLA"). The commencement of this SIPA proceeding constituted an event of default under the MSLA, and the lent securities were not returned by Lehman. The Affected Participants recorded the lent securities that were not returned by Lehman as sales. As a result of the default, the Affected Participants exercised their remedies under the MSLA to apply collateral held against the amounts owed by Lehman. On November 17, 2008, the Participants instructed the Agent to distribute assets from the Securities Lending Program collateral account having an aggregate fair value equal to the aggregate fair value of the unreturned lent securities on that date. The assets distributed in settlement of amounts owed by Lehman included corporate credit and other asset-backed securities, which were recorded by the Affected Participants in fixed maturity securities, available for sale. The remaining collateral held with respect to securities loaned to Lehman was distributed in cash to the Affected Participants on December 30, 2008 and is reflected in other liabilities at December 31, 2008.

5. VARIABLE INTEREST ENTITY

   FASB "Revision to Interpretation No. 46, Consolidation of Variable Interest Entities" ("FIN 46R") provides the guidance for the determination of consolidation for certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity that is at risk which would allow the entity to finance its activities without additional subordinated financial support. FIN 46R recognizes that consolidation based on majority voting interest should not apply to these VIEs. A VIE is consolidated by its primary beneficiary, which is the party or group of related parties that absorbs a majority of the expected losses of the VIE, receives the majority of the expected residual returns of the VIE, or both.

   The Company primarily determines whether it is the primary beneficiary or a significant interest holder based on a qualitative assessment of the VIE. This includes a review of the VIE's capital structure, contractual relationships and terms, nature of the VIE's operations and purpose, nature of the VIE's interests issued, and the Company's interests in the entity which either create or absorb variability. The Company evaluates the design of the VIE and the related risks the entity was designed to expose the variable interest holders to in evaluating consolidation. In limited cases, when it may be unclear from a qualitative standpoint if the Company is the primary beneficiary, the

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

   Company uses a quantitative analysis to calculate the probability weighted expected losses and probability weighted expected residual returns using cash flow modeling.

   The Company's total off balance sheet exposure associated with VIEs was $42 million and $63 million at December 31, 2008 and 2007, respectively.

   The Company defines a variable interest as significant relative to the materiality of its interest in the VIE. The Company calculates its maximum exposure to loss to be (i) the amount invested in the debt or equity of the VIE, (ii) the notional amount of VIE assets or liabilities where the Company has also provided credit protection to the VIE with the VIE as the referenced obligation, or (iii) other commitments and guarantees to the VIE. Interest holders in VIEs sponsored by the Company generally have recourse only to the assets and cash flows of the VIEs and do not have recourse to the Company, except in limited circumstances when the Company has provided a guarantee to the VIE's interest holders.

   The following table presents total assets of unconsolidated VIEs in which the Company holds a significant variable interest or is a sponsor that holds variable interest in a VIE, and the Company's maximum exposure to loss associated with these VIEs:

                                                      Maximum Exposure to Loss
                                               ---------------------------------------
                                               On-Balance Sheet    Off-Balance Sheet
                                               ---------------  -----------------------
                                               Purchased
                                       Total      and           Commitments
                                        VIE    Retained             and
                                       Assets  Interests  Other Guarantees  Derivatives Total
                                       ------- ---------  ----- ----------- ----------- -----
                                                           (In millions)
December 31, 2008
Real estate and investment funds...... $ 2,373   $252      $--      $42         $--     $294
CLOs/CDOs.............................     330     34       --       --          --       34
Maiden Lane II........................  19,190    136       --       --          --      136
                                       -------   ----      ---      ---         ---     ----
Total................................. $21,893   $422      $--      $42         $--     $464
                                       =======   ====      ===      ===         ===     ====
December 31, 2007
Real estate and investment funds...... $ 6,072   $470      $--      $63         $--     $533
CLOs/CDOs.............................     333     49       --       --          --       49
                                       -------   ----      ---      ---         ---     ----
Total................................. $ 6,405   $519      $--      $63         $--     $582
                                       =======   ====      ===      ===         ===     ====

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

   BALANCE SHEET CLASSIFICATION: The Company's interest in the assets of unconsolidated VIEs were classified on the Company's balance sheet as follows:

                                                   Year Ended
                                                   December 31,
                                                   ------------
                                                   2008    2007
                                                   ----    ----
                                                   (In millions)
Assets:
   Available for sale.............................   34      49
   Trading securities (entirely Maiden Lane II,
     in 2008).....................................  136      --
   Partnerships and other invested assets.........  252     470
                                                    ----   ----
Total assets...................................... $422    $519
                                                    ====   ====

   On December 12, 2008, the Company and certain other domestic insurance subsidiaries sold all of their undivided interests in a pool of $39.3 billion face amount of RMBS to ML II, whose sole member is the NY Fed. The Company has a significant variable economic interest in ML II, which is a VIE. See Note 4 for details regarding the terms of the sale of the RMBS to ML II.

   The Company enters into various arrangements with VIEs in the normal course of business. The Company is involved with VIEs primarily as passive investors in debt securities (rated and unrated) and equity interests issued by VIEs.

   REAL ESTATE AND INVESTMENT FUNDS: The Company is an investor in various real estate investments, some of which are VIEs. These investments are typically with unaffiliated third-party developers via a partnership or limited liability company structure. The VIE's activities consist of the development or redevelopment of commercial and residential real estate. The Company participates as a passive investor in the equity issued primarily by third-party-managed hedge and private equity funds and some funds managed by AIG Investments (an affiliate). The Company is typically not involved in the design or establishment of VIEs, nor does it actively participate in the management of VIEs.

   CLOs/CDOs: The Company invests in collateralized debt obligations ("CDO") or collateralized loan obligations ("CLO"). In CDO and CLO transactions, a special purpose entity purchases a portfolio of assets such as bank loans, corporate debt, or non-performing credits and issues trust certificates or debt securities that represent interests in the portfolio of assets. These transactions can be cash-based or synthetic and are actively or passively managed.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

   MORTGAGE BACKED SECURITIES: The Company is a passive investor in mortgage backed securities primarily issued by domestic entities that are typically structured as a Qualifying Special Purpose Entity ("QSPE"). The Company does not sponsor or transfer assets to the entities and was not involved in the design of the entities; as such, the Company has not included these entities in the above table. As the non-sponsor and non-transferor, the Company does not have the information needed to conclusively verify that these entities are QSPEs. The Company's maximum exposure is limited to its investment in securities issued by these entities and is not the primary beneficiary of the overall entity activities. The fair value of the Company's investment in mortgage backed securities is disclosed in Note 3.

6. DERIVATIVE FINANCIAL INSTRUMENTS

   The Company's derivative financial instruments were as follows:

                                         December 31, December 31,
                                             2008         2007
                                         ------------ ------------
                                               (In millions)
Related to investment securities:
   Interest rate swap agreements
       Notional amount..................    $   33        $ 33
       Fair value.......................         2          --
   Currency swap agreements
       Notional amount..................       311         360
       Fair value.......................        26         (73)
Related to policyholder liabilities:
   Call options
       Contract amount..................       313          72
       Fair value.......................         5           2
   Put options
       Contract amount..................       376          55
       Fair value.......................        26           3
   Futures
       Contract amount..................     3,888         168

   The Company recorded the following in net realized investment gains (losses) in the statement of income:

                                                           Years Ended
                                                           December 31,
                                                         ---------------
                                                         2008 2007  2006
                                                         ---- ----  ----
                                                          (In millions)
      Net change in fair value of derivative financial
        instruments..................................... $154 $(33) $(21)

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

   The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial instruments. At December 31, 2008, the Company had $18.9 million of net derivative assets outstanding with AIG Financial Products Corp., an affiliated company. The credit exposure of interest rate and currency swap agreements is represented by the fair value of contracts with a positive fair value at the reporting date. In the event of a failure to perform by any of the counterparties to these derivative transactions, there would not be a material effect on the Company's consolidated financial position.

7. FAIR VALUE MEASUREMENTS

   Effective January 1, 2008, the Company adopted FAS 157 and FAS 159, which specify measurement and disclosure standards related to assets and liabilities measured at fair value. Effective October 2008, the Company adopted FSP FAS 157-3 which provides guidance clarifying certain aspects of FAS 157 with respect to the fair value measurements of a security when the market for that security is inactive. The adoption of these standards did not have a material effect on the Company's consolidated financial condition or consolidated results of operations.

   FAIR VALUE MEASUREMENTS ON A RECURRING BASIS

   The Company measures at fair value on a recurring basis financial instruments in its trading and available for sale securities portfolios, derivative assets and liabilities, securities lending invested collateral, non-traded equity investments and certain private limited partnership and certain hedge funds included in other invested assets, separate and variable account assets, and certain policyholders' contract deposits. The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

   The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of pricing observability. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments traded in other-than-active markets or that do not have quoted prices have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. An active market is one in which transactions for the asset or liability being valued occur with sufficient frequency and volume to provide pricing information on an ongoing basis. An other-than-active market is one in which there are few transactions, the prices are not current, price quotations vary substantially either over time or among market makers, or in which little information is released publicly for the asset or liability being valued. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and general market conditions.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

   FAIR VALUE HIERARCHY

   Beginning January 1, 2008, assets and liabilities recorded at fair value in the consolidated balance sheet are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below:

   Level 1: Fair value measurements that are quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments. Assets and liabilities measured at fair value on a recurring basis and classified as Level 1 include certain government agency securities, actively traded listed common stocks and derivative contracts, most separate account assets and most mutual funds.

   Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. Assets and liabilities measured at fair value on a recurring basis and classified as Level 2 generally include certain government securities, most investment-grade and high-yield corporate bonds, certain asset-backed securities, certain listed equities, state, municipal and provincial obligations, hybrid securities, mutual fund and hedge fund investments and derivative contracts.

   Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment. In making the assessment, the Company considers factors specific to the asset or liability. Assets and liabilities measured at fair value on a recurring basis and classified as Level 3 include certain distressed ABS, structured credit products, certain derivative contracts, policyholders' contract deposits carried at fair value, private equity and real estate fund investments, and direct private equity investments. The Company's non-financial-instrument assets that are measured at fair value on a non-recurring basis generally are classified as Level 3.

   INCORPORATION OF CREDIT RISK IN FAIR VALUE MEASUREMENTS:

   Fair value measurements for freestanding derivatives incorporate counterparty credit by determining the explicit cost for the Company to

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY protect against its net credit exposure to each counterparty at the balance sheet date by reference to observable counterparty credit default swap spreads. The Company's net credit exposure to a counterparty is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as cash collateral posted by the counterparty at the balance sheet date.

   Fair values for fixed maturities based on observable market prices for identical or similar instruments implicitly include the incorporation of counterparty credit risk. Fair values for fixed maturities based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

   FIXED MATURITY SECURITIES -- TRADING AND AVAILABLE FOR SALE: The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure at fair value fixed maturity securities in its trading and available for sale portfolios. Market price data generally is obtained from exchange or dealer markets.

   The Company estimates the fair value of fixed maturity securities not traded in active markets, by referring to traded securities with similar attributes, using dealer quotations, a matrix pricing methodology, discounted cash flow analyses or internal valuation models. This methodology considers such factors as the issuer's industry, the security's rating and tenor, its coupon rate, its position in the capital structure of the issuer, yield curves, credit curves, prepayment rates and other relevant factors. For fixed maturity instruments that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management's best estimate is used.

   ML II: At inception, the Company's economic interest in ML II was valued at the transaction price. Subsequently, ML II is valued using a discounted cash flow methodology using the estimated future cash flows of the assets to which the ML II interest is entitled and the discount rates applicable to such interest as derived from the fair value of the entire asset pool. The implicit discount rates are calibrated to the changes in the estimated asset values for the underlying assets commensurate with the Company's interest in the capital structure of the entity. Estimated cash flows and discount rates used in the valuation are validated, to the extent possible, using market observable information for securities with similar asset pools, structure and terms.

   Valuation Sensitivity - The fair value of the ML II interest is most affected by changes in the discount rates and changes in the underlying estimated future collateral cash flow assumptions used in the valuation model.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

   The benchmark LIBOR interest rate curve changes are determined by macroeconomic considerations and financial sector credit spreads. The spreads over LIBOR for the ML II (including collateral-specific credit and liquidity spreads) can change as a result of changes in market expectations about the future performance of this investment as well as changes in the risk premium that market participants would demand at the time of the transactions.

   Changes in estimated future cash flows would primarily be the result of changes in expectations for collateral defaults, recoveries, and underlying loan prepayments.

   Increases in the discount rate or decreases in estimated future cash flows used in the valuation would decrease the Company's estimate of the fair value of ML II as shown in the table below.

                                          Fair Value
                                            Change
                                         -------------
                                         (In millions)
Discount Rates
200 basis points........................     $ (15)
400 basis points........................       (29)
Estimated Future Cash Flows
10% decrease............................       (55)
20% decrease............................      (103)

   The Company believes that the ranges of discount rates used in this analysis are reasonable based on implied spread volatilities of similar collateral securities and implied volatilities of LIBOR interest rates. The ranges of estimated future cash flows were determined based on variability in estimated future cash flows implied by cumulative loss estimates for similar instruments. The fair value of the ML II interest is likely to vary, perhaps materially, from the amount estimated.

   EQUITY SECURITIES: The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure at fair value marketable equity securities in its trading and available for sale portfolios. Market price data generally is obtained from exchange or dealer markets.

   PRIVATE LIMITED PARTNERSHIP AND HEDGE FUND INVESTMENTS - OTHER INVESTED
   ASSETS: The Company initially estimates the fair value of investments in certain private limited partnerships and certain hedge funds by reference to the transaction price. Subsequently, the Company obtains the fair value of these investments generally from net asset value information provided by the general partner or manager of the investments, the financial statements of which generally are audited annually.

   SECURITIES LENDING COLLATERAL: Securities lending collateral is invested in short-term investments and fixed maturity securities, primarily floating-rate bonds. The carrying value of short-term investments is considered to be a reasonable estimate of fair value. Securities lending collateral investments in fixed maturity securities

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY are carried at fair value, which is based principally on independent pricing services, broker quotes and other independent information, consistent with the valuation of other fixed maturity securities. The Company discontinued its securities lending activities in December 2008. See Note 4 for additional disclosure.

   SEPARATE AND VARIABLE ACCOUNT ASSETS: Separate and variable account assets are composed primarily of registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

   DERIVATIVE ASSETS AND LIABILITIES: Derivative assets and liabilities can be exchange-traded or traded over the counter ("OTC"). The Company generally values exchange-traded derivatives using quoted prices in active markets for identical derivatives at the balance sheet date.

   OTC derivatives are valued using market transactions and other market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in, the instrument as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as generic forwards, swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

   Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When the Company does not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions, the transaction price is initially used as the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. Subsequent to initial recognition, the Company updates valuation inputs when corroborated by evidence such as similar market transactions, third-party pricing services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

   EMBEDDED DERIVATIVES (included in reserves for fixed annuity contracts): The fair value of embedded policy derivatives contained in certain variable annuity and equity-indexed annuity contracts is measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts. These

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY cash flow estimates primarily include benefits and related fees assessed, when applicable, and incorporate expectations about policyholder behavior. Estimates of future policyholder behavior are subjective and based primarily on the Company's historical experience. With respect to embedded policy derivatives in the Company's variable annuity contracts, because of the dynamic and complex nature of the expected cash flows, risk neutral valuations are used. Estimating the underlying cash flows for these products involves many estimates and judgments, including those regarding expected market rates of return, market volatility, correlations of market index returns to funds, fund performance, discount rates and policyholder behavior. With respect to embedded policy derivatives in the Company's equity-indexed annuity contracts, option pricing models are used to estimate fair value, taking into account assumptions for future equity index growth rates volatility of the equity index, future interest rates, and determinations on adjusting the participation rate and the cap on equity indexed credited rates in light of market conditions and policyholder behavior assumptions. With the adoption of FAS 157, these methodologies were not changed, with the exception of incorporating an explicit risk margin to take into consideration market participant estimates of projected cash flows and policyholder behavior.

   ASSETS AND LIABILITIES MEASURED AT FAIR VALUE ON A RECURRING BASIS

   The following table presents information about assets and liabilities measured at fair value on a recurring basis at December 31, 2008, and indicates the level of the fair value measurement based on the levels of the inputs used:

                                                                                 Total Fair
                                                                                   Value
                                                                                December 31,
                                                        Level 1 Level 2 Level 3     2008
                                                        ------- ------- ------- ------------
                                                                 (In millions)
Assets:
Short-term investments................................. $    -- $ 1,127 $   --    $ 1,127
Fixed maturity securities
   Available for sale..................................      --  18,013  2,470     20,483
   Hybrid securities...................................      --       8     --          8
   Trading Securities..................................      --      49    140        189
Equity securities
   Available for sale..................................      24       1     27         52
   Trading securities..................................      --      --      1          1
Partnerships and other invested assets.................      45     493    434        972
Securities lending collateral..........................      --      --     --         --
Variable annuity assets held in separate accounts......  18,466     269     --     18,735
                                                        ------- ------- ------    -------
       Total........................................... $18,535 $19,960 $3,072    $41,567
                                                        ------- ------- ------    -------
Liabilities:
Reserves for fixed annuity contracts................... $    -- $    -- $  210    $   210
Derivative liabilities.................................      --      16     --         16
                                                        ------- ------- ------    -------
       Total........................................... $    -- $    16 $  210    $   226
                                                        ------- ------- ------    -------

      At December 31, 2008, Level 3 assets totaled $3.07 billion, representing six percent of total assets, and Level 3 liabilities totaled $209.6 million, representing less than one percent of total liabilities.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

   The following table presents changes during the twelve month period ended December 31, 2008 in Level 3 assets and liabilities measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in income during the twelve month period ended December 31, 2008 related to the Level 3 assets and liabilities that remained on the consolidated balance sheet at December 31, 2008:

                                                            Net                                                       Changes in
                                                          Realized                                                    Unrealized
                                                            and                                                         Gains
                                                         Unrealized               Purchases,                         (Losses) on
                                                           Gains     Accumulated    Sales,                           Instruments
                                              Balance at  (Losses)      Other      Insurance             Balance at    Held at
                                              January 1,  included  Comprehensive     and     Transfers December 31, December 31,
(In millions)                                    2008    in Income  Income (Loss) Settlements In (Out)      2008         2008
-------------                                 ---------- ---------- ------------- ----------- --------- ------------ ------------
Assets:
Fixed maturity securities:
   Available for sale........................   $2,487    $  (529)      $(80)       $   109    $  483      $2,470        $ --
   Trading securities........................       --        (53)                      174        19         140         (53)
Equity securities:
   Available for sale........................       19         (2)       (16)           (14)       40          27          --
   Trading securities........................        1         --         --             --        --           1          --
Partnerships and other invested assets.......      316        (19)       (26)           164        (1)        434          --
Securities lending collateral................    1,424     (1,119)       299         (1,717)    1,113          --          --
                                                ------    -------       ----        -------    ------      ------        ----
       Total.................................   $4,247    $(1,722)      $177        $(1,284)   $1,654      $3,072        $(53)
                                                ------    -------       ----        -------    ------      ------        ----
Liabilities:
Reserves for fixed annuity contracts.........   $   13    $   183       $ --        $    26    $  (12)     $  210        $183
                                                ------    -------       ----        -------    ------      ------        ----
       Total.................................   $   13    $   183       $ --        $    26    $  (12)     $  210        $183
                                                ------    -------       ----        -------    ------      ------        ----

   Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized gains (losses) on instruments held at December 31, 2008 may include changes in fair value that were attributable to both observable (e.g., changes in market interest rates) and unobservable inputs (e.g., changes in unobservable long-dated volatilities).

   The Company uses various hedging techniques to manage risks associated with certain positions, including those classified within Level 3. Such techniques may include the purchase or sale of financial instruments that are classified within Level 1 and/or Level 2. As a result, the realized and unrealized gains (losses) for assets and liabilities classified within Level 3 presented in the table above do not reflect the related realized or unrealized gains (losses) on hedging instruments that are classified within Level 1 and/or Level 2.

   Changes in the fair value of separate and variable account assets are completely offset in the consolidated statement of income (loss) by changes in separate and variable account liabilities, which are not carried at fair value and therefore not included in the foregoing tables.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

   FAIR VALUE MEASUREMENTS ON A NON-RECURRING BASIS

   The Company measures the fair value of certain assets on a non-recurring basis, generally quarterly, annually, or when events or changes in circumstances indicate that the carrying value amount of the assets may not be recoverable. These assets include cost and equity-method investments and goodwill. The Company uses a variety of techniques to measure the fair value of these assets when appropriate, as described below:

   COST AND EQUITY-METHOD INVESTMENT: When the Company determines that the carrying value of these assets may not be recoverable, the Company records the assets at fair value with the loss recognized in income. In such cases, the Company measures the fair value of these assets using the techniques discussed above for fixed maturities and equity securities.

   GOODWILL: The Company tests goodwill for impairment whenever events or changes in circumstances indicate the carrying amount of goodwill may not be recoverable, but at least annually. When the Company determines goodwill may be impaired, the Company uses techniques that consider market-based earnings multiples of peer companies or discounted cash flow techniques based on the price that could be received in current transaction to sell that asset assuming the asset would be used with other assets as a group (in-use premise). See Fair Value Measured on a Non-Recurring Basis below for additional information.

   See Notes herein for additional information about how the Company tests various asset classes for impairment.

   There were no assets remaining that were measured at fair value on a non-recurring basis on which impairment charges were recorded.

   The Company recognized goodwill impairment charges of $1.0 million for 2008.

   FAIR VALUE OPTION

   FAS 159 permits a company to choose to measure at fair value many financial instruments and certain other assets and liabilities that are not required to be measured at fair value. Subsequent changes in fair value for designated items are required to be reported in income. The Company did not make any fair value measurement elections upon initial adoption of FAS 159. The Company has elected to account for its economic interest in ML II at fair value under FAS 159. The Company recorded a loss of $37.5 million in the year ended December 31, 2008 to reflect the change in fair value of ML II, which was reported as a component of investment income.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

   FAIR VALUE INFORMATION ABOUT FINANCIAL INSTRUMENTS NOT MEASURED AT FAIR VALUE

   FAS 107, "Disclosures about Fair Value of Financial Instruments" ("FAS
   107"), requires disclosure of fair value information about financial instruments for which it is practicable to estimate such fair value. FAS 107 excludes certain financial instruments, including those related to insurance contracts and lease contracts. Information regarding the estimation of fair value for financial instruments not carried at fair value is discussed below:

   CASH, RESTRICTED CASH AND SHORT-TERM INVESTMENTS: Carrying value is considered to be a reasonable estimate of fair value.

   MORTGAGE AND OTHER LOANS RECEIVABLE: Fair values of the Company's mortgage loans are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates. Fair value for collateral, commercial and guaranteed loans is based principally on independent pricing services, broker quotes and other independent information.

   POLICY LOANS: The fair values of policy loans were not calculated as the Company believes it would have to expend excessive costs for the benefits derived.

   PARTNERSHIPS AND OTHER INVESTED ASSETS: The Company obtains the fair value of its investments in partnerships from information provided by the sponsors of each of these investments, the accounts of which are generally audited on an annual basis. Fair value of investments in preferred equity of partially owned companies is estimated using the same methodology as that used for other preferred securities.

   RESERVES FOR INVESTMENT TYPE CONTRACTS: Fair value of reserves for investment type contracts is estimated using estimated future cash flows discounted at a rate offered on comparable new issues.

   SECURITIES LENDING PAYABLE: The contract values of securities lending payable approximate fair value as these obligations are short-term in nature.

   VARIABLE ANNUITY LIABILITIES RELATED TO SEPARATE ACCOUNTS: Variable annuity liabilities are carried at the market value of the underlying securities of the variable annuity assets held in separate accounts.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

   The estimated fair values of the Company's financial instruments at December 31, 2008 and 2007, compared with their respective carrying values, are as follows:

                                            December 31, 2008 December 31, 2007
                                            ----------------  ----------------
                                            Carrying   Fair   Carrying   Fair
                                             Value     Value   Value     Value
                                            --------  ------- --------  -------
                                                      (In millions)
ASSETS
   Cash, restricted cash and short-term
     investments........................... $ 2,076   $ 2,076 $   368   $   368
   Fixed maturity securities:
       Available for sale..................  20,483    20,483  24,944    24,944
       Hybrid securities...................       8         8      84        84
       Trading securities..................     189       189     109       109
   Equity securities:
       Available for sale..................      52        52     100       100
       Trading securities..................       1         1       1         1
   Mortgage and other loans................   4,451     4,532   4,423     4,471
   Policy loans............................   1,007     1,007   1,042     1,042
   Partnerships and other invested assets..   2,445     2,445   3,092     3,092
   Securities lending collateral...........      --        --   9,063     9,063
   Variable annuity assets held in
     separate accounts.....................  18,735    18,735  29,470    29,470
LIABILITIES
   Reserves for investment type contracts..  30,881    30,167  30,495    29,219
   Derivative liabilities..................      16        16      73        73
   Securities lending payable..............      --        --   9,843     9,843
   Variable annuity liabilities related to
     separate accounts.....................  18,735    18,735  29,470    29,470

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

8. DAC, CIP AND DEFERRED BONUS INTEREST

   Activity in DAC, CIP and deferred bonus interest was as follows:

                                                        DAC   Deferred
                                                        and    bonus
 (In millions)                                          CIP   interest  Total
 -------------                                        ------  -------- ------
 Balance at January 1, 2006.......................... $1,737    $ 22   $1,759
 Deferrals...........................................    162      28      190
 Amortization related to operations..................   (131)     (3)    (134)
 Amortization related to net realized investment
   losses............................................     16      --       16
 Effect of net unrealized losses on securities.......     67      (2)      65
                                                      ------    ----   ------
                                                       1,851      45    1,896
 Balance at December 31, 2006
 Deferrals...........................................    186      38      224
 Amortization related to operations..................   (181)     (3)    (184)
 Amortization related to net realized investment
   losses............................................     33       1       34
 Effect of net unrealized (gains) losses on
   securities........................................    100       2      102
                                                      ------    ----   ------
 Balance at December 31, 2007........................ $1,989    $ 83   $2,072
 Deferrals...........................................    175      42      217
 Amortization related to operations..................   (339)     (8)    (347)
 Amortization related to net realized investment
   losses............................................    505      20      525
 Effect of net unrealized losses on securities.......    169       9      178
 Increase due to foreign exchange....................      2      --        2
                                                      ------    ----   ------
 Balance at December 31, 2008........................ $2,501    $146   $2,647
                                                      ======    ====   ======

   The Company adjusts amortization (an "unlocking") when the assumptions underlying the estimates of current or future gross profits to be realized are revised. The Company reviews the assumptions annually. In 2008, amortization increased by $170.9 million to reflect an increase in projected surrenders and a decrease in market growth assumptions. In 2007 and 2006, amortization decreased by $2.4 million and $2.5 million, respectively, to reflect changes in the projected annuity deposits and revenues.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

9. RESERVES FOR GUARANTEED BENEFITS

   Details concerning the Company's exposure related to guaranteed benefits were as follows:

                                                        December 31,
                                                  ------------------------
                                                      2008         2007
                                                  -----------  -----------
                                                    (Dollars in millions)
    In the event of death (GMDB):
       Account value............................. $    37,710  $    47,477
       Net amount at risk (a)....................       7,075          951
       Average attained age of contract holders..          57           57
       Range of guaranteed minimum return rates..      2% - 3%      2% - 3%
    Annual withdrawals at specified date (GMWB):
       Account value............................. $     1,930  $     1,157
       Net amount at risk (b)....................         483           30
       Weighted average period remaining until
         guaranteed payment......................  19.7 years   19.6 years

(a) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders died at the same balance sheet date.

(b) Net amount at risk represents the guaranteed benefit exposure in excess of the current value if all contract holders exercise the maximum withdrawal benefits at the same balance sheet date.

   The following summarizes the reserves for guaranteed benefits on variable contracts, which includes GMWB accounted for under FAS 133 and GMDB accounted for under SOP 03-1 which is reported in reserves for fixed annuity contracts on the consolidated balance sheet:

                                                            2008  2007 2006
                                                            ----  ---- ----
                                                             (In millions)
    Balance at January 1................................... $ 10  $ 1  $ 1
    Guaranteed benefits incurred...........................  225   12    3
    Guaranteed benefits paid...............................   (8)  (3)  (3)
                                                            ----  ---  ---
                                                            $227  $10  $ 1
                                                            ====  ===  ===

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

9. RESERVES FOR GUARANTEED BENEFITS (Continued)

   The following assumptions and methodology were used to determine the reserves for guaranteed benefits at December 31, 2008, 2007 and 2006:

   . Data used was 1,000 stochastically generated investment performance scenarios.

   .   Mean investment performance assumption was 10%.

   .   Volatility assumption was 16%.

   .   Mortality was assumed to be 70% of the 1983 a actuarial table.

   . Lapse rates vary by contract type and duration and range from 7% to 13% with an average of 10%.

   .   The discount rate was 3% to 7% with an average of 6%.

10.REINSURANCE

   On December 1, 2006, with an effective date of October 1, 2006 ("Agreement 1") and on June 28, 2007, with an effective date of April 1, 2007 ("Agreement 2"), the Company entered into modified coinsurance and coinsurance reinsurance agreements with American Life Insurance Company ("ALICO"), pertaining to certain policies written via its branch in Japan. ALICO is a wholly owned, Delaware domiciled subsidiary of AIG. The Company assumes liability for a quota share portion of contracts issued by ALICO that include a Guaranteed Minimum Income Benefit under Agreement 1 and a Guaranteed Minimum Withdrawal Benefit under Agreement 2. The contracts assumed also include a Guaranteed Minimum Death Benefit provision under both Agreements 1 and 2. The GMIB (prior to its utilization date), GMWB and the GMDB have a 100% quota share and are assumed under coinsurance agreements. The GMIB (after its utilization date) has a 100% quota share and is assumed under the modified coinsurance provisions of Agreement 1. The benefits provided by the reinsured contracts under Agreement 1 are assumed with a 50% quota share under a modified coinsurance agreement. The benefits provided by the reinsured contracts under Agreement 2 are assumed with a varied quota share under a modified coinsurance agreement. Both agreements are unlimited in duration but either party may terminate either agreement as to new business with one hundred eighty day written notice to either party. Pursuant to the coinsurance portions of both Agreements, the Company records reserve liabilities for the amount of the reserves calculated for the GMIB, GMWB and GMDB provisions of the reinsured contracts. As of December 31, 2008, the reserves for the GMIB, GMWB and GMDB were not significant to the Company's consolidated results of operations or financial condition.

   All monetary amounts of the Agreement and settlement transactions are expressed in Japanese Yen. The cumulative foreign currency translation adjustment related to all provisions of the Agreement was not significant to the Company's consolidated results of operations or financial condition.

   Agreement 1 was amended to terminate the agreement for new business issued on and after April 1, 2008.

   Agreement 2 was amended to terminate the agreement for new business issued on and after April 1, 2009.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

11.COMMITMENTS AND CONTINGENT LIABILITIES

   At December 31, 2008, the Company had unfunded commitments totaling $566.1 million, of which $538.0 million was committed to fund limited partnership investments. These capital commitments can be called by the partnership during the commitment period (on average five years) to fund working capital needs or purchase new investments. Once the commitment period expires, the Company is under no obligation to fund the remaining unfunded commitments but may elect to do so. The remaining unfunded commitments include $23.7 million associated with investments in mortgage loans and $4.4 million associated with bank loans. These have commitment periods of less than five years.

   Prior to September 22, 2008, the Company and certain affiliates were parties to an existing inter-affiliate credit facility (the "facility"), under which the Company and such affiliates committed to make loans to AIG and received from AIG an annual facility fee at a specified rate. The facility was amended on September 5, 2008, under which the Company committed to make loans to AIG in amounts aggregating to not more than $125.0 million.

   For a period of six days between September 12, 2008 and September 18, 2008, AIG borrowed $125.0 million from the Company pursuant to the terms of the facility, and paid $0.1 million interest thereon at a rate of 6.75%. The facility was terminated on September 22, 2008.

   In February 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Securities and Exchange Commission ("SEC"), the Office of the New York Attorney General ("NYAG") and the New York State Department of Insurance ("DOI"). The settlements resolved outstanding investigations conducted by the SEC, NYAG and DOI in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of the settlement, the Company obtained temporary permission from the SEC to continue to serve as a depositor for separate accounts. The Company received permanent permission from the SEC in September 2007.

   Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

   Various lawsuits against the Company have arisen in the ordinary course of business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the consolidated financial position, results of operations or cash flows of the Company.

   All fifty states have laws requiring solvent life insurance companies to pay assessments to protect the interests of policyholders of insolvent life insurance and annuity companies. The Company recognizes a liability for insurance-related assessments when all of the following

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY three conditions have been met: (i) an assessment has been imposed or information available prior to the issuance of financial statements indicates it is probable that an assessment will be imposed, (ii) the event obligating the Company to pay an imposed or probable assessment occurred on or before the date of the financial statements and (iii) the amount of the assessment can be reasonably estimated. The December 31, 2008 liability was estimated by the Company using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While it is not possible to exactly estimate the portion of the industry assessments for which the Company will be responsible, it is expected that any difference between the estimated assessments and the actual assessments will not be material to the Company's consolidated results of operations and financial position. Although the amount accrued of $1.5 million represents the Company's best estimate of its liability, this estimate may change in the future.

   The Company has various leases, primarily for office space and equipment. Lease expense and future minimum lease commitments under these operating leases are not significant to the Company's consolidated results of operations or financial condition.

12.SHAREHOLDER'S EQUITY

   The Company is authorized to issue 2,000,000 shares of $1 par value preferred stock. None of the authorized shares of preferred stock have ever been issued.

   Changes in shareholder's equity were as follows:

                                                     Years Ended December 31,
                                                     -----------------------
                                                       2008    2007    2006
                                                     -------  ------  ------
                                                          (In millions)
  ADDITIONAL PAID-IN CAPITAL
  Beginning balances................................ $ 1,648  $1,613  $1,613
  Capital contributions (see below).................   3,906      35      --
                                                     -------  ------  ------
     Ending balances................................ $ 5,554  $1,648  $1,613
                                                     =======  ======  ======
  RETAINED EARNINGS (ACCUMULATED DEFICIT)
  Beginning balances................................ $ 3,094  $3,336  $3,038
  Cumulative effect of accounting change, net of
    tax (See Note 2)................................      --     (36)      3
                                                     -------  ------  ------
  Adjusted beginning balances.......................   3,094   3,300   3,041
  Net income (loss).................................  (6,524)    494     695
  Dividends paid to Parent..........................      --    (700)   (400)
                                                     -------  ------  ------
     Ending balances................................ $(3,430) $3,094  $3,336
                                                     =======  ======  ======
  ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
  Beginning balances................................ $  (217) $  278  $  340
  Other comprehensive loss..........................    (477)   (495)    (62)
                                                     -------  ------  ------
     Ending balances................................ $  (694) $ (217) $  278
                                                     =======  ======  ======

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

   Capital contributions received by the Company in 2008 and 2007 were as follows:

                                                                  2008   2007
                                                                 ------  ----
                                                                 (In millions)
    Cash from AIG............................................... $  240  $--
    Cash from AIG - make whole..................................    829   34
    Cash from the Federal Reserve Bank of New York..............  1,970   --
    Securities..................................................    693   --
    Maiden Lane II..............................................    174   --
    Other.......................................................     --    1
                                                                 ------  ---
                                                                 $3,906  $35
                                                                 ======  ===

   The components of accumulated other comprehensive income (loss) at December 31 were as follows:

                                                         2008     2007    2006
                                                       -------  -------  -----
                                                            (In millions)
Fixed maturity and equity securities available for
  sale:
       Gross unrealized gains......................... $   541  $   747  $ 714
       Gross unrealized losses........................  (1,865)  (1,292)  (270)
Net unrealized gains on other invested assets.........      60      199     79
Adjustments to DAC and deferred bonus interest........     187        9    (93)
Deferred federal and state income taxes...............     382      120   (152)
Foreign currency translation adjustments..............       1       --     --
                                                       -------  -------  -----
   Accumulated other comprehensive income (loss)...... $  (694) $  (217) $ 278
                                                       =======  =======  =====

   Dividends that the Company may pay to the Parent in any year without prior approval of the Texas Department of Insurance are limited by statute. The maximum amount of dividends that can be paid to shareholders of insurance companies domiciled in the state of Texas without obtaining the prior approval of the Insurance Commissioner is limited to the greater of either 10% of the preceding year's statutory surplus or the preceding year's statutory net gain from operations. No dividends can be paid in 2009 without prior approval of the Insurance Commissioner as the Company has negative unassigned surplus as of December 31, 2008.

   The Company files financial statements prepared in accordance with statutory accounting practices prescribed or permitted by state insurance regulatory authorities. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect deferred policy acquisition costs and certain deferred income taxes, and bonds are carried at amortized cost.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

   Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company's net income (loss) for the years ended December 31, 2008, 2007 and 2006 totaled $(4,498) million, $302.5 million, and $616.9 million, respectively. The Company's statutory capital and surplus totaled $2.8 billion at December 31, 2008 and $2.8 billion at December 31, 2007.

13.INCOME TAXES

   The components of the provisions for income taxes on pretax income consist of the following:

                                                      Net
                                                    Realized
                                                   Investment
                                                     Gains
                                                    (Losses)  Operations Total
                                                   ---------- ---------- -----
                                                          (In millions)
Year ended December 31, 2008:
Currently payable.................................   $ (66)     $ 285    $ 219
Deferred..........................................     (26)      (174)    (200)
                                                     -----      -----    -----
   Total income tax expense (benefit).............   $ (92)     $ 111    $  19
                                                     =====      =====    =====
Year ended December 31, 2007:
Currently payable.................................   $ (55)     $ 270    $ 215
Deferred..........................................    (107)        99       (8)
                                                     -----      -----    -----
   Total income tax expense (benefit).............   $(162)     $ 369    $ 207
                                                     =====      =====    =====
Year ended December 31, 2006:
Currently payable.................................   $ (30)     $ 318    $ 288
Deferred..........................................     (25)        62       37
                                                     -----      -----    -----
   Total income tax expense (benefit).............   $ (55)     $ 380    $ 325
                                                     =====      =====    =====

   Income taxes computed at the United States federal income tax rate of 35% and income taxes provided differ as follows:

                                                        Years Ended December 31,
                                                        -----------------------
                                                          2008     2007   2006
                                                         -------   ----   ----
                                                           (In millions)
Amount computed at statutory rate...................... $(2,277)   $244   $357
Increases (decreases) resulting from:
   Valuation allowance.................................   2,328      --     --
   State income taxes, net of federal tax benefit......      (3)      5     --
   Dividends-received deduction........................     (30)    (36)   (22)
   Tax credits.........................................      (6)     (6)    (7)
   Other, net..........................................       7      --     (3)
                                                         -------   ----   ----
   Total income tax expense............................ $    19    $207   $325
                                                         =======   ====   ====

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

   Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the liability for deferred income taxes are as follows:

                                                     December 31, December 31,
                                                         2008         2007
                                                     ------------ ------------
                                                           (In millions)
  DEFERRED TAX LIABILITIES
     DAC............................................   $   856       $ 718
     Investments - basis differential...............        --          86
                                                       -------       -----
     Total deferred tax liabilities.................       856         804
                                                       -------       -----
  DEFERRED TAX ASSETS
     Investments - basis differential...............    (2,615)         --
     Net unrealized losses on investments...........      (381)       (120)
     Reserves for annuity contracts.................       (61)        (78)
     Other..........................................        --         (18)
                                                       -------       -----
     Total deferred tax assets before valuation
       allowance....................................    (3,057)       (216)
     Valuation allowance............................     2,328          --
                                                       -------       -----
     (Assets) liability for deferred income taxes...   $   127       $ 588
                                                       =======       =====

   At December 31, 2008, the Company recorded a net deferred tax liability after valuation allowance of $127 million, compared to a net deferred liability of $588 million at December 31, 2007. At December 31, 2008, the Company recorded a deferred tax valuation allowance of $2.3 billion to reduce net deferred tax assets to amounts the Company considered more likely than not (a likelihood of more than 50 percent) to be realized. Realization of the Company's net deferred tax asset depends on the ability of AIG and its subsidiaries to generate sufficient future taxable income of the appropriate character within carryforward periods of the jurisdictions in which the net capital losses were incurred.

   As of December 31, 2008, the Company had a cumulative realized loss for financial accounting purposes in recent years. When making its assessment about the realization of its deferred tax assets at December 31, 2008, the Company considered all available evidence, including (i) the nature, frequency and severity of current and cumulative financial reporting realized losses, (ii) actions completed during 2008 designed to eliminate or limit a recurrence of the factors that contributed to the recent cumulative realized losses, (iii) the carryforward periods for the net capital losses,
   (iv) the sources and timing of future taxable income, and (v) tax planning strategies that would be implemented, if necessary, to accelerate taxable amounts.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

   A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits is as follows:

                                                    December 31, December 31,
                                                        2008         2007
                                                    ------------ ------------
                                                          (In millions)
   Gross unrecognized tax benefits, at beginning
     of year.......................................     $12          $ 43
      Agreed audit adjustments with taxing
        authorities included in the beginning
        balance....................................      --             7
      Increases in tax positions for prior years...       9             4
      Decreases in tax positions for prior years...      --           (42)
      Increases in tax positions for current year..      --            --
      Lapse in statute of limitations Settlements..      --            --
                                                        ---          ----
   Gross unrecognized tax benefits at end of year..     $21          $ 12
                                                        ===          ====

   At December 31, 2008 and 2007, the Company's unrecognized tax benefits, excluding interest and penalties, were $21.1 million and $12.0 million, respectively. As of December 31, 2008 and 2007, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $21.1 million and $12.0 million, respectively.

   Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At January 1, 2008 and December 31, 2008, the Company had accrued $7.6 million and $2.4 million, respectively, for the payment of interest (net of the federal benefit) and penalties. For each of the years ended December 31, 2008 and 2007, the Company recognized $5.5 million of interest (net of the federal benefit) and penalties in the consolidated statement of income.

   The Company's tax years prior to 2001 are closed for federal tax purposes. The Company continually evaluates adjustments proposed by taxing authorities. At December 31, 2008, such proposed adjustments would not result in a material change to the Company's consolidated financial condition, results of operations or cash flows.

14.RELATED PARTY TRANSACTIONS

   In September 2008, AIG experienced a severe strain on its liquidity that resulted in AIG on September 22, 2008, entering into an $85 billion revolving credit facility and a guarantee and pledge agreement with the NY Fed. Pursuant to the credit facility agreement, on March 4, 2009, AIG issued 100,000 shares of Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share and at an initial liquidation preference of $5.00 per share (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury. The Series C Preferred Stock is entitled to (i) participate in any dividends paid on the common stock with the payments attributable to the Series C Preferred Stock being approximately 79.9 percent of the aggregate dividends paid on AIG's common stock, treating the Series C Preferred

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

   Stock as if converted and (ii) vote with AIG's common stock on all matters submitted to AIG shareholders, and holds approximately 79.9 percent of the aggregate voting power of the common stock, treating the Series C Preferred Stock as if converted. The Series C Preferred Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates.

   The credit facility obligations are guaranteed by certain AIG subsidiaries and the obligations are secured by a pledge of certain assets of AIG and its subsidiaries. The Company is not a guarantor of the credit facility obligations and it has not pledged any assets to secure those obligations.

   On November 25, 2008, AIG entered into an agreement with the U.S. Department of the Treasury pursuant to which, among other things, AIG issued and sold to the U.S. Department of the Treasury, as part of the Troubled Assets Relief Program, $40 billion of Series D Fixed Rate Cumulative Perpetual Preferred Stock, par value $5.00 per share, (the "Series D Preferred Stock"), and a 10-year warrant to purchase 53,798,766 shares of common stock (the "Warrant"). The proceeds from the sale of the Series D Preferred Stock and the Warrant were used to repay borrowings under the credit facility and, in connection therewith, the maximum commitment amount under the credit facility agreement was reduced from $85 billion to $60 billion.

   During the fourth quarter of 2008, AIG and certain of its subsidiaries entered into an agreement with the NY Fed in connection with the special purpose financing vehicle known as Maiden Lane III LLC. The Company was not a party to this agreement and this transaction did not affect the Company's financial condition, results of operations or cash flows.

   On December 12, 2008, AIG, certain of AIG's wholly owned U.S. life insurance subsidiaries, and AIG Securities Lending Corp., another AIG subsidiary (the "AIG Agent"), entered into an agreement with Maiden Lane II LLC, a Delaware limited liability company whose sole member is the NY Fed ("ML II"). Pursuant to the agreement, the life insurance subsidiaries (including the Company) sold to ML II all of their undivided interests in a pool of $39.3 billion face amount of residential mortgage-backed securities ("RMBS") held by the AIG Agent, as agent of the life insurance subsidiaries, in connection with AIG's U.S. securities lending program. In exchange for the RMBS, the life insurance subsidiaries received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price. Additionally, the Company received an economic interest in ML II valued at $173.8 million. As a result of these actions, the U.S. securities lending program, and the interim agreement entered into with the NY Fed whereby the NY Fed borrowed securities from AIG subsidiaries in exchange for cash collateral, were terminated. For more information, see
   Note 4 above.

   Pursuant to a cost allocation agreement, the Company purchases administrative, investment management, accounting, marketing and data processing services from AIG or its subsidiaries. The allocation of costs for investment management services is based on the level of assets under management. The allocation of costs for other services is

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY based on estimated levels of usage, transactions or time incurred in providing the respective services. Amounts paid for such services totaled $56.9 million, $50.8 million, and $55.1 million for the years ended December 31, 2008, 2007 and 2006, respectively.

   Pursuant to an intercompany servicing agreement, the Company provides policy administrative services to affiliated entities. Amounts received for such services totaled $9.9 million, $10.3 million, and $11.4 million for the years ended December 31, 2008, 2007 and 2006, respectively.

   During the years ended December 31, 2008, 2007 and 2006, the Company paid $4.0 million, $9.8 million, $14.8 million, respectively, to an affiliate to administer the Company's securities lending program (see Note 2).

   Certain affiliates of the Company serve as the investment sub-advisor for certain of the mutual funds offered through the Company's separate accounts. Sub-advisory fees paid by the Company to the affiliates for the years ended December 31, 2008, 2007 and 2006 totaled $9.9 million, $10.0 million, and $8.1 million, respectively.

   On December 7, 2005, the Company acquired 5.75% Senior Notes due
   December 14, 2015, issued by Transatlantic Holdings, Inc., an affiliate of the Company at a cost of $132.4 million. The Company recognized interest income on the Notes of $7.7 million, $7.6 million and $7.6 million during 2008, 2007, and 2006, respectively. Other affiliates of the Company are also holders of the same class of securities.

   On January 14, 2004, the Company purchased 19.9% of the non-voting preferred equity issued by Castle 2 Trust for $60.0 million. The Company's investment in Castle 2 Trust preferred equity is reported within other invested assets on the consolidated balance sheet. The remaining non-voting preferred equity and 100% of the voting equity of Castle 2 Trust, are held by affiliates of the Company, including the Parent. The purchase of the non-voting equity interest of Castle 2 Trust was funded by a capital contribution received from the Parent of $60.0 million on January 14, 2004. On January 14, 2004, the Company purchased $65.0 million of fixed-rate asset backed notes issued by Castle 2 Trust. The notes mature on November 15, 2026 and are included in bonds on the consolidated balance sheet. Affiliates of the Company own the majority of the notes payable of Castle 2 Trust. Castle 2 Trust is a Delaware statutory trust established on November 21, 2003. The business of Castle 2 Trust and its wholly owned subsidiaries is limited to acquiring, owning, leasing, maintaining, operating and selling a portfolio of commercial jet aircraft.

   On September 23, 2003, the Company purchased 25.0% of the non-voting preferred equity issued by Castle 1 Trust for $67.0 million. The Company's investment in Castle 1 Trust preferred equity is reported within other invested assets on the consolidated balance sheet. The remaining non-voting preferred equity and 100% of the voting equity of Castle 1 Trust are held by affiliates of the Company, including the Parent. On September 23, 2003, the Company purchased $170.8 million of fixed-rate asset backed notes and subordinated deferred interest notes issued by Castle 1 Trust. The notes mature on May 15, 2027 and are

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY included in bonds on the consolidated balance sheet. Affiliates of the Company own the majority of the notes payable of Castle 1 Trust. Castle 1 Trust is a Delaware statutory trust established on July 31, 2003. The business of Castle 1 Trust and its wholly owned subsidiaries is limited to acquiring, owning, leasing, maintaining, operating and selling a portfolio of commercial jet aircraft.

   On September 25, 2001, the Company invested $41.0 million in an adjustable rate Senior Promissory Note issued by American General Corporation ("AGC"), which matured on September 15, 2006. Upon maturity, the Company reinvested the $41.0 million in a 5.57% fixed rate Senior Promissory Note due
   September 15, 2011, issued by AGC. The Company recognized interest income on the note of $2.3 million, $2.3 million and $0.7 million during 2008, 2007 and 2006, respectively.

   American Home Assurance Company ("American Home"), a subsidiary of AIG, has terminated the General Guarantee Agreement dated March 3, 2003 (the "Guarantee") with respect to prospectively issued contracts issued by the Company. The Guarantee terminated on December 29, 2006 ("Point of Termination"). Pursuant to its terms, the Guarantee does not apply to any contract or certificate issued after the Point of Termination. The Guarantee will continue to cover contracts and certificates with a date of issue earlier than the Point of Termination until all insurance obligations under such contracts and certificates are satisfied in full.

15.EMPLOYEE BENEFIT PLANS

   Substantially all employees of the Company are covered by various benefit plans of AIG. These plans include a non-contributory qualified defined benefit retirement plan, various stock option and stock purchase plans and a voluntary qualified defined contribution savings plan. AIG's U.S. plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating subsidiaries.

   The Company maintains a retirement plan for the benefit of its sales agents and managers. Investments in the plan consist of a deposit administration group annuity contract issued by the Company. The liabilities and expenses associated with this plan were not material to the Company's consolidated financial position or results of operations for the three years ended December 31, 2008.

16.SUBSEQUENT EVENTS

   On February 26, 2009, the Company received a $670 million cash capital contribution from its Parent.

   On March 2, 2009, AIG, the NY Fed and the United States Department of the Treasury announced agreements in principle to modify the terms of the credit facility agreement and the Series D Preferred Stock and to provide a $30 billion equity capital commitment facility. The U.S. government also issued a statement referring to the agreements in principle and other transactions they expect to undertake with AIG intended to strengthen AIG's capital position, enhance its liquidity,

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY reduce its borrowing costs and facilitate AIG's asset disposition program.

   On March 2, 2009, AIG and the NY Fed announced their intent to enter into a transaction pursuant to which AIG will transfer to the NY Fed preferred equity interests in newly-formed special purpose vehicles (SPVs), in settlement of a portion of the outstanding balance of the credit facility. Each SPV will have (directly or indirectly) as its only asset 100 percent of the common stock of an AIG operating subsidiary (American International Assurance Company, Limited, together with American International Assurance Company (Bermuda) Limited ("AIA") in one case and American Life Insurance Company ("ALICO") in the other). AIG expects to own the common interests of each SPV. In exchange for the preferred equity interests received by the NY Fed, there would be a concurrent substantial reduction in the outstanding balance and maximum available amount to be borrowed on the credit facility.

   AIG and the NY Fed also announced their intent to enter into a securitization transaction pursuant to which AIG will issue to the NY Fed senior certificates in one or more newly-formed SPVs backed by inforce blocks of life insurance policies in settlement of a portion of the outstanding balance of the credit facility. The amount of the credit facility reduction will be based on the proceeds received. The SPVs are expected to be consolidated by AIG. These transfers are subject to agreement on definitive terms and regulatory approvals at a later date. The Company is not currently anticipated to be a party to the proposed securitization transaction.

   On October 3, 2008, AIG announced a restructuring plan under which AIG's Life Insurance & Retirement Services operations and certain other businesses would be divested in whole or in part, including the Company. Since that time, AIG has sold certain businesses and assets and has entered into contracts to sell others. However, global market conditions have continued to deteriorate, posing risks to AIG's ability to divest assets at acceptable values. AIG's restructuring plan has evolved in response to these market conditions. Specifically, AIG's current plans involve transactions between AIG and the NY Fed with respect to AIA and ALICO as noted above, as well as preparation for a potential sale of a minority stake in its property and casualty and foreign general insurance businesses. The Company is continuing to explore other restructuring alternatives to enhance its market competitiveness.

   On April 17, 2009, AIG entered into an exchange agreement with the U.S. Department of the Treasury pursuant to which, among other things, the U.S. Department of the Treasury exchanged 4,000,000 shares of the Series D Preferred Stock for 400,000 shares of AIG's Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series E Preferred Stock"). The exchange agreement permits the U.S. Department of the Treasury in certain circumstances to exchange the Warrant for 53,798,766 shares of Series C Preferred Stock.

   On April 17, 2009, AIG and the NY Fed amended the terms of the credit facility agreement to, among other things, remove the minimum 3.5 percent LIBOR rate. AIG also entered into a purchase agreement with

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY the U.S. Department of the Treasury pursuant to which, among other things, AIG issued and sold to the U.S. Department of the Treasury 300,000 shares of Series D Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series F Preferred Stock"), each share with a zero initial liquidation preference, and a warrant to purchase up to 3,000 shares of common stock. Pursuant to the purchase agreement, the U.S. Department of the Treasury has committed for five years to provide immediately available funds in an amount up to $29.835 billion so long as (i) AIG is not a debtor in a pending case under Title 11 of the United States Code and (ii) The AIG Credit Facility Trust and the U.S. Department of the Treasury in the aggregate own more than 50 percent of the aggregate voting power of AIG's voting securities. The liquidation preference of the AIG Series F Preferred Stock will increase, on a pro rata basis, by the amount of any draw down on the commitment. The amount of funds available under the commitment will be decreased by the aggregate amount of financial assistance that the U.S. Department of the Treasury provides to AIG, its subsidiaries or any special purpose vehicle established by or for the benefit of AIG or any of its subsidiaries after April 17, 2009, unless otherwise specified by the U.S. Department of the Treasury, in its sole discretion, under the terms of such financial assistance.

   In connection with the preparation of its annual report on Form 10-K for the year ended December 31, 2008, AIG management assessed whether AIG has the ability to continue as a going concern for the next twelve months. Based on the U.S. government's continuing commitment, the agreements in principle and the other expected transactions with the NY Fed and the U.S. Department of the Treasury, AIG management's plans to stabilize AIG's businesses and dispose of its non-core assets, and after consideration of the risks and uncertainties to such plans, AIG management believes that it will have adequate liquidity to finance and operate AIG's businesses, execute its asset disposition plan and repay its obligations during this period. It is possible that the actual outcome of one or more of AIG management's plans could be materially different, or that one or more of AIG management's significant judgments or estimates about the potential effects of these risks and uncertainties could prove to be materially incorrect. If one or more of these possible outcomes is realized, AIG may need additional U.S. government support to meet its obligations as they come due. If AIG is unable to meet its obligations as they come due, management believes this could have a material effect upon the Company and its operations.

                               SEPARATE ACCOUNT A
                                       OF
                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                                  ANNUAL REPORT
                                DECEMBER 31, 2008

                                    CONTENTS

Report of Independent Registered Public Accounting Firm ...................    1
Statement of Assets and Liabilities and of Operations .....................    2
Schedule of Portfolio Investments .........................................   12
Statements of Changes in Net Assets .......................................   14
Notes to Financial Statements .............................................   36

[LOGO] PricewaterhouseCoopers LLP

                                                      PricewaterhouseCoopers LLP
                                                      1201 Louisiana
                                                      Suite 2900
                                                      Houston TX 77002-5678
                                                      Telephone (713) 356 4000
                                                      Facsimile (713) 356 4717

             Report of Independent Registered Public Accounting Firm

To the Board of Directors of the Variable Annuity Life Insurance Company and Contract Owners of the Variable Annuity Life Insurance Company Separate Account
A:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Divisions listed in Note 1 of The Variable Annuity Life Insurance Company Separate Account A (the "Separate Account") at December 31, 2008, the results of each of their operations for the period then ended and the changes in each of their net assets for each of the two periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2008 by correspondence with the investment companies, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Houston, Texas
April 29, 2009

                               SEPARATE ACCOUNT A
                                       OF

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                             STATEMENT OF OPERATIONS

                                             AIG RETIREMENT CO. I  AIG RETIREMENT CO. I  AIG RETIREMENT CO. I  AIG RETIREMENT CO. I
                                             CAPITAL CONSERVATION  CAPITAL CONSERVATION     MONEY MARKET I        MONEY MARKET I
                                                     FUND                  FUND                  FUND                  FUND
STATEMENT OF ASSETS AND LIABILITIES               DIVISION 1            DIVISION 7            DIVISION 2            DIVISION 6
                                             --------------------  --------------------  --------------------  --------------------
AS OF DECEMBER 31, 2008
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual Funds,
      at Fair Value .......................      $  2,452,831        $   109,358,252         $  1,344,168        $    496,778,723
   Balance Due From (To) VALIC General
      Account, Net ........................               (75)               (82,706)                (227)               (258,398)
   Receivable (Payable) For Mutual Fund
      Sales (Purchases), Net ..............              (432)               117,727                   37                 386,516
                                                 ------------        ---------------         ------------        ----------------
Net Assets & Liabilities ..................      $  2,452,324        $   109,393,273         $  1,343,978        $    496,906,841
                                                 ============        ===============         ============        ================
CONTRACT OWNER RESERVES AND CAPITAL
   SURPLUS:
   Reserves For Redeemable Annuity
      Contracts (Net of Applicable
      Contract Loans - Partial
         Withdrawals with Right of
         Reinvestment) ....................      $  2,447,782        $   109,258,533         $  1,343,978        $    496,885,133
   Reserves For Annuity Contracts On
      Benefit .............................             4,542                134,740                   --                  21,708
                                                 ------------        ---------------         ------------        ----------------
Total Contract Owner Reserves .............         2,452,324            109,393,273            1,343,978             496,906,841
   Capital Surplus ........................                --                     --                   --                      --
                                                 ------------        ---------------         ------------        ----------------
Total Contract Owner Reserves and Capital
   Surplus ................................      $  2,452,324        $   109,393,273         $  1,343,978        $    496,906,841
                                                 ============        ===============         ============        ================
NET ASSETS ATTRIBUTABLE TO:
   Accumulation Units Outstanding .........      $  2,447,782        $   109,258,533         $  1,343,978        $    496,885,133
   Contracts in Payout (Annuitization)
      Period ..............................             4,542                134,740                   --                  21,708
   Funds Retained in Separate Account A
      by VALIC ............................                --                     --                   --                      --
                                                 ------------        ---------------         ------------        ----------------
TOTAL NET ASSETS ..........................      $  2,452,324        $   109,393,273         $  1,343,978        $    496,906,841
                                                 ============        ===============         ============        ================
TOTAL UNITS OUTSTANDING ...................       491,373.486         38,834,641.575          442,633.566         234,879,182.105
                                                 ============        ===============         ============        ================
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008
INVESTMENT INCOME:
   Dividends From Mutual Funds ............      $    193,793        $     8,665,372         $     30,876        $     10,675,944
EXPENSES:
   Mortality And Expense Risk Charge ......            26,847              1,260,891               14,059               4,628,365
   Reimbursements Of Expenses .............                --                     --                   --                      --
                                                 ------------        ---------------         ------------        ----------------
Net Investment Income (Loss) ..............      $    166,946        $     7,404,481         $     16,817        $      6,047,579
                                                 ------------        ---------------         ------------        ----------------
NET REALIZED GAINS (LOSSES) ON
   INVESTMENTS:
   Net Realized Gains (Losses) on Sale
      of Fund Shares ......................      $     (2,342)       $      (463,011)        $         --        $             --
   Realized Gain Distributions
      From Mutual Funds ...................                --                     --                   --                      --
                                                 ------------        ---------------         ------------        ----------------
Net Realized Gains (Losses) ...............            (2,342)              (463,011)                  --                      --
                                                 ------------        ---------------         ------------        ----------------
Net Change in Unrealized Appreciation
   (Depreciation) During The Period .......          (271,769)           (12,056,903)                  --                      --
                                                 ------------        ---------------         ------------        ----------------
INCREASE (DECREASE) IN NET ASSETS FROM
   OPERATIONS .............................      $   (107,165)       $    (5,115,433)        $     16,817        $      6,047,579
                                                 ============        ===============         ============        ================


                                             AIG RETIREMENT CO. I  AIG RETIREMENT CO. I  AIG RETIREMENT CO. I
                                                 MID CAP INDEX       ASSET ALLOCATION    OVERNMENT SECURITIES
                                                     FUND                  FUND                   FUND
STATEMENT OF ASSETS AND LIABILITIES               DIVISION 4            DIVISION 5           DIVISION 8
                                             --------------------  --------------------  --------------------
AS OF DECEMBER 31, 2008
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual Funds,
      at Fair Value .......................    $  1,556,584,984      $   112,752,711       $   160,386,590
   Balance Due From (To) VALIC General
      Account, Net ........................            (318,924)             (40,358)              (15,291)
   Receivable (Payable) For Mutual Fund
      Sales (Purchases), Net ..............             387,959               39,693                36,068
                                               ----------------      ---------------       ---------------
Net Assets & Liabilities ..................    $  1,556,654,019      $   112,752,046       $   160,407,367
                                               ================      ===============       ===============
CONTRACT OWNER RESERVES AND CAPITAL
   SURPLUS:
   Reserves For Redeemable Annuity
      Contracts (Net of Applicable
      Contract Loans - Partial
         Withdrawals with Right of
         Reinvestment) ....................    $  1,555,802,852      $   112,606,721       $   160,166,189
   Reserves For Annuity Contracts On
      Benefit .............................             851,167              145,325               241,178
                                               ----------------      ---------------       ---------------
Total Contract Owner Reserves .............       1,556,654,019          112,752,046           160,407,367
   Capital Surplus ........................                  --                   --                    --
                                               ----------------      ---------------       ---------------
Total Contract Owner Reserves and Capital
   Surplus ................................    $  1,556,654,019      $   112,752,046       $   160,407,367
                                               ================      ===============       ===============
NET ASSETS ATTRIBUTABLE TO:
   Accumulation Units Outstanding .........    $  1,555,802,852      $   112,606,721       $   160,166,189
   Contracts in Payout (Annuitization)
      Period ..............................             851,167              145,325               241,178
   Funds Retained in Separate Account A
      by VALIC ............................                  --                   --                    --
                                               ----------------      ---------------       ---------------
TOTAL NET ASSETS ..........................    $  1,556,654,019      $   112,752,046       $   160,407,367
                                               ================      ===============       ===============
TOTAL UNITS OUTSTANDING ...................     244,773,082.359       27,866,434.327        48,451,552.382
                                               ================      ===============       ===============
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008
INVESTMENT INCOME:
   Dividends From Mutual Funds ............    $     28,337,803      $     4,531,382       $     3,550,168
EXPENSES:
   Mortality And Expense Risk Charge ......          21,701,429            1,407,403             1,256,126
   Reimbursements Of Expenses .............                  --                   --                    --
                                               ----------------      ---------------       ---------------
Net Investment Income (Loss) ..............    $      6,636,374      $     3,123,979       $     2,294,042
                                               ----------------      ---------------       ---------------
NET REALIZED GAINS (LOSSES) ON
   INVESTMENTS:
   Net Realized Gains (Losses) on Sale
      of Fund Shares ......................    $     44,724,178      $    (9,000,407)      $     1,000,334
   Realized Gain Distributions
      From Mutual Funds ...................         200,888,600            5,919,367                    --
                                               ----------------      ---------------       ---------------
Net Realized Gains (Losses) ...............         245,612,778           (3,081,040)            1,000,334
                                               ----------------      ---------------       ---------------
Net Change in Unrealized Appreciation
   (Depreciation) During The Period .......      (1,215,208,133)         (36,230,336)            8,371,757
                                               ----------------      ---------------       ---------------
INCREASE (DECREASE) IN NET ASSETS FROM
   OPERATIONS .............................    $   (962,958,981)     $   (36,187,397)      $    11,666,133
                                               ================      ===============       ===============

   The accompanying notes are an integral part of these financial statements.

                               SEPARATE ACCOUNT A
                                       OF

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                       STATEMENT OF OPERATIONS (CONTINUED)

                                             AIG RETIREMENT CO. I  AIG RETIREMENT CO. I  AIG RETIREMENT CO. I  AIG RETIREMENT CO. I
                                                   STOCK INDEX          STOCK INDEX            STOCK INDEX           STOCK INDEX
                                                      FUND                 FUND                   FUND                  FUND
STATEMENT OF ASSETS AND LIABILITIES               DIVISION 10A         DIVISION 10B           DIVISION 10C          DIVISION 10D
                                             --------------------  --------------------  --------------------  --------------------
AS OF DECEMBER 31, 2008
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual Funds,
      at Fair Value .......................     $  108,696,382         $ 10,107,381       $  2,299,825,288       $   12,735,790
   Balance Due From (To) VALIC General
      Account, Net ........................            (65,899)               1,796               (456,600)              (1,782)
   Receivable (Payable) For Mutual Fund
      Sales (Purchases), Net ..............             43,787                  (80)               706,951                  345
                                                --------------         ------------       ----------------       --------------
Net Assets & Liabilities ..................     $  108,674,270         $ 10,109,097       $  2,300,075,639       $   12,734,353
                                                ==============         ============       ================       ==============
CONTRACT OWNER RESERVES AND CAPITAL
   SURPLUS:
   Reserves For Redeemable Annuity
      Contracts (Net of Applicable
      Contract Loans - Partial
         Withdrawals with Right of
         Reinvestment) ....................     $  106,303,613         $  9,962,020       $  2,297,619,656       $   12,664,259
   Reserves For Annuity Contracts On
      Benefit .............................          2,370,657              147,077              2,455,983               70,094
                                                --------------         ------------       ----------------       --------------
Total Contract Owner Reserves .............        108,674,270           10,109,097          2,300,075,639           12,734,353
   Capital Surplus ........................                 --                   --                     --                   --
                                                --------------         ------------       ----------------       --------------
Total Contract Owner Reserves and Capital
   Surplus ................................     $  108,674,270         $ 10,109,097       $  2,300,075,639       $   12,734,353
                                                ==============         ============       ================       ==============
NET ASSETS ATTRIBUTABLE TO:
   Accumulation Units Outstanding .........     $  106,303,613         $  9,962,020       $  2,297,619,656       $   12,664,259
   Contracts in Payout (Annuitization)
      Period                                         2,370,657              147,077              2,455,983               70,094
   Funds Retained in Separate Account A ...
      by VALIC                                              --                   --                     --                   --
                                                --------------         ------------       ----------------       --------------
TOTAL NET ASSETS ..........................     $  108,674,270         $ 10,109,097       $  2,300,075,639       $   12,734,353
                                                ==============         ============       ================       ==============
TOTAL UNITS OUTSTANDING ...................      6,221,689.324          342,835.037        680,761,978.864        1,970,486.572
                                                ==============         ============       ================       ==============
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008
INVESTMENT INCOME:
   Dividends From Mutual Funds ............     $    3,403,532         $    321,025       $     71,657,617       $      399,301
EXPENSES:
   Mortality And Expense Risk Charge ......          1,637,680               60,799             33,129,159              187,911
   Reimbursements Of Expenses .............                 --                   --                      1                    1
                                                --------------         ------------       ----------------       --------------
Net Investment Income (Loss) ..............     $    1,765,852         $    260,226       $     38,528,457       $      211,389
                                                --------------         ------------       ----------------       --------------
NET REALIZED GAINS (LOSSES) ON
   INVESTMENTS:
   Net Realized Gains (Losses) on Sale
      of Fund Shares ....................       $    3,622,741         $    256,685       $     93,316,741       $      340,521
   Realized Gain Distributions
      From Mutual Funds .................           15,336,326            1,446,540            322,889,491            1,799,252
                                                --------------         ------------       ----------------       --------------
Net Realized Gains (Losses) .............           18,959,067            1,703,225            416,206,232            2,139,773
                                                --------------         ------------       ----------------       --------------
Net Change in Unrealized Appreciation
   (Depreciation) During The Period .....          (93,674,393)          (8,501,131)        (2,001,379,501)         (10,704,909)
                                                --------------         ------------       ----------------       --------------
INCREASE (DECREASE) IN NET ASSETS FROM
   OPERATIONS ...........................       $  (72,949,474)        $ (6,537,680)      $ (1,546,644,812)      $   (8,353,747)
                                                ==============         ============       ================       ==============


                                           AIG RETIREMENT CO. I  AIG RETIREMENT CO. I  AIG RETIREMENT CO. I
                                              INTERNATIONAL          GLOBAL SOCIAL     INT'L GOVERNMENT BOND
                                              EQUITIES FUND         AWARENESS FUND            FUND
STATEMENT OF ASSETS AND LIABILITIES              DIVISION 11          DIVISION 12            DIVISION 13
                                           --------------------  --------------------  ---------------------
AS OF DECEMBER 31, 2008
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual Funds,
      at Fair Value .....................     $   664,238,846      $    297,995,379       $   156,509,000
   Balance Due From (To) VALIC General
      Account, Net ......................            (327,036)             (546,293)               (4,639)
   Receivable (Payable) For Mutual Fund
      Sales (Purchases), Net ............           1,836,302               599,608                35,998
                                              ---------------      ----------------       ---------------
Net Assets & Liabilities ................     $   665,748,112      $    298,048,694       $   156,540,359
                                              ===============      ================       ===============
CONTRACT OWNER RESERVES AND CAPITAL
   SURPLUS:
   Reserves For Redeemable Annuity
      Contracts (Net of Applicable
      Contract Loans - Partial
         Withdrawals with Right of
         Reinvestment) ..................     $   665,623,906      $    297,894,910       $   156,465,843
   Reserves For Annuity Contracts On
      Benefit ...........................             124,206               153,784                74,516
                                              ---------------      ----------------       ---------------
Total Contract Owner Reserves ...........         665,748,112           298,048,694           156,540,359
   Capital Surplus                                         --                    --                    --
                                              ---------------      ----------------       ---------------
Total Contract Owner Reserves and Capital
   Surplus ..............................     $   665,748,112      $    298,048,694       $   156,540,359
                                              ===============      ================       ===============
NET ASSETS ATTRIBUTABLE TO:
   Accumulation Units Outstanding .......     $   665,623,906      $    297,894,910       $   156,465,843
   Contracts in Payout (Annuitization)
      Period ............................             124,206               153,784                74,516
   Funds Retained in Separate Account A
      by VALIC                                             --                    --                    --
                                              ---------------      ----------------       ---------------
TOTAL NET ASSETS ........................     $   665,748,112      $    298,048,694       $   156,540,359
                                              ===============      ================       ===============
TOTAL UNITS OUTSTANDING .................      546,311,340.940      112,984,113.935        63,244,367.925
                                              ===============      ================       ===============
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008
INVESTMENT INCOME:
   Dividends From Mutual Funds ..........     $    30,437,120      $      9,572,947       $     9,522,379
EXPENSES:
   Mortality And Expense Risk Charge ....           8,538,432             4,145,835             1,589,442
   Reimbursements Of Expenses                               1                    --                    --
                                              ---------------      ----------------       ---------------
Net Investment Income (Loss) ............     $    21,898,687      $      5,427,112       $     7,932,937
                                              ---------------      ----------------       ---------------
NET REALIZED GAINS (LOSSES) ON
   INVESTMENTS:
   Net Realized Gains (Losses) on Sale
      of Fund Shares ....................     $     6,712,021      $    (34,340,801)      $    (5,734,561)
   Realized Gain Distributions
      From Mutual Funds .................         103,659,819            33,894,169                75,809
                                              ---------------      ----------------       ---------------
Net Realized Gains (Losses) .............         110,371,840              (446,632)           (5,658,752)
                                              ---------------      ----------------       ---------------
Net Change in Unrealized Appreciation
   (Depreciation) During The Period .....        (622,277,765)         (225,464,892)           (7,351,651)
                                              ---------------      ----------------       ---------------
INCREASE (DECREASE) IN NET ASSETS FROM
   OPERATIONS ...........................     $  (490,007,238)     $   (220,484,412)      $    (5,077,466)
                                              ===============      ================       ===============

The accompanying notes are an integral part of these financial statements.

                               SEPARATE ACCOUNT A
                                       OF

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                       STATEMENT OF OPERATIONS (CONTINUED)


                                           AIG RETIREMENT CO. I  AIG RETIREMENT CO. I  AIG RETIREMENT CO. I  AIG RETIREMENT CO. I
                                               SMALL CAP INDEX         CORE EQUITY        GROWTH & INCOME    SCIENCE & TECHNOLOGY
                                                    FUND                  FUND                 FUND                   FUND
STATEMENT OF ASSETS AND LIABILITIES              DIVISION 14           DIVISION 15          DIVISION 16            DIVISION 17
                                           --------------------  --------------------  --------------------  --------------------
AS OF DECEMBER 31, 2008
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual Funds,
      at Fair Value .....................    $    647,869,198      $    210,844,390      $    73,428,184       $    463,669,905
   Balance Due From (To) VALIC General
      Account, Net ......................            (282,909)              (99,511)             (54,819)              (126,567)
   Receivable (Payable) For Mutual Fund
      Sales (Purchases), Net ............             611,213               271,446               66,901                322,364
                                             ----------------      ----------------      ---------------       ----------------
Net Assets & Liabilities ................    $    648,197,502      $    211,016,325      $    73,440,266       $    463,865,702
                                             ================      ================      ===============       ================
CONTRACT OWNER RESERVES AND CAPITAL
   SURPLUS:
   Reserves For Redeemable Annuity
      Contracts (Net of Applicable
      Contract Loans - Partial
         Withdrawals with Right of
         Reinvestment) ..................    $    647,905,818      $    210,830,474      $    73,386,054       $    463,512,421
   Reserves For Annuity Contracts On
      Benefit ...........................             291,684               185,851               54,212                353,281
                                             ----------------      ----------------      ---------------       ----------------
Total Contract Owner Reserves ...........         648,197,502           211,016,325           73,440,266            463,865,702
   Capital Surplus ......................                  --                    --                   --                     --
                                             ----------------      ----------------      ---------------       ----------------
Total Contract Owner Reserves and Capital
   Surplus ..............................    $    648,197,502      $    211,016,325      $    73,440,266       $    463,865,702
                                             ================      ================      ===============       ================
NET ASSETS ATTRIBUTABLE TO:
   Accumulation Units Outstanding .......    $    647,905,818      $    210,830,474      $    73,386,054       $    463,512,421
   Contracts in Payout (Annuitization)
      Period ............................             291,684               185,851               54,212                353,281
   Funds Retained in Separate Account A
      by VALIC ..........................                  --                    --                   --                     --
                                             ----------------      ----------------      ---------------       ----------------
TOTAL NET ASSETS ........................    $    648,197,502      $    211,016,325      $    73,440,266       $    463,865,702
                                             ================      ================      ===============       ================
TOTAL UNITS OUTSTANDING .................     269,418,754.060       139,868,316.323       44,144,319.917        331,257,162.386
                                             ================      ================      ===============       ================
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008
INVESTMENT INCOME:
   Dividends From Mutual Funds ..........    $     14,206,146      $      2,839,400      $     2,017,280       $             --
EXPENSES:
   Mortality And Expense Risk Charge ....           8,464,301             2,928,878            1,034,504              7,051,176
   Reimbursements Of Expenses ...........                  --                    --                   --                     --
                                             ----------------      ----------------      ---------------       ----------------
Net Investment Income (Loss) ............    $      5,741,845      $        (89,478)     $       982,776       $     (7,051,176)
                                             ----------------      ----------------      ---------------       ----------------
NET REALIZED GAINS (LOSSES) ON
   INVESTMENTS:
   Net Realized Gains (Losses) on Sale
      of Fund Shares ....................    $       (232,865)     $    (11,911,449)     $    (2,232,370)      $    (68,960,234)
   Realized Gain Distributions
      From Mutual Funds .................          59,144,357                    --            6,848,643                     --
                                             ----------------      ----------------      ---------------       ----------------
Net Realized Gains (Losses) .............          58,911,492           (11,911,449)           4,616,273            (68,960,234)
                                             ----------------      ----------------      ---------------       ----------------
Net Change in Unrealized Appreciation
   (Depreciation) During The Period .....        (425,417,939)         (124,840,825)         (51,822,963)          (348,278,008)
                                             ----------------      ----------------      ---------------       ----------------
INCREASE (DECREASE) IN NET ASSETS FROM
   OPERATIONS ...........................    $   (360,764,602)     $   (136,841,752)     $   (46,223,914)      $   (424,289,418)
                                             ================      ================      ===============       ================

                                           AIG RETIREMENT CO. I  AIG RETIREMENT CO. I  AIG RETIREMENT CO. I
                                                 SMALL CAP       INTERNATIONAL GROWTH      CORE VALUE
                                                   FUND                  I FUND                FUND
STATEMENT OF ASSETS AND LIABILITIES              DIVISION 18           DIVISION 20          DIVISION 21
                                           --------------------  --------------------  --------------------
AS OF DECEMBER 31, 2008
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual Funds,
      at Fair Value .....................   $    240,996,720       $    411,247,889      $   107,471,006
   Balance Due From (To) VALIC General
      Account, Net ......................            (80,353)                22,114              (97,101)
   Receivable (Payable) For Mutual Fund
      Sales (Purchases), Net ............            112,200                490,085              189,578
                                            ----------------       ----------------      ---------------
Net Assets & Liabilities ................   $    241,028,567       $    411,760,088      $   107,563,483
                                            ================       ================      ===============
CONTRACT OWNER RESERVES AND CAPITAL
   SURPLUS:
   Reserves For Redeemable Annuity
      Contracts (Net of Applicable
      Contract Loans - Partial
         Withdrawals with Right of
         Reinvestment) ..................   $    240,825,482       $    411,446,093      $   107,459,765
   Reserves For Annuity Contracts On
      Benefit ...........................            203,085                313,995              103,718
                                            ----------------       ----------------      ---------------
Total Contract Owner Reserves ...........        241,028,567            411,760,088          107,563,483
   Capital Surplus ......................                 --                     --                   --
                                            ----------------       ----------------      ---------------
Total Contract Owner Reserves and Capital
   Surplus ..............................   $    241,028,567       $    411,760,088      $   107,563,483
                                            ================       ================      ===============
NET ASSETS ATTRIBUTABLE TO:
   Accumulation Units Outstanding .......   $    240,825,482       $    411,446,093      $   107,459,765
   Contracts in Payout (Annuitization)
      Period ............................            203,085                313,995              103,718
   Funds Retained in Separate Account A
      by VALIC ..........................                 --                     --                   --

                                            ----------------       ----------------      ---------------
TOTAL NET ASSETS ........................   $    241,028,567       $    411,760,088      $   107,563,483
                                            ================       ================      ===============
TOTAL UNITS OUTSTANDING .................    137,566,750.360        267,849,194.932       89,190,922.849
                                            ================       ================      ===============
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008
INVESTMENT INCOME:
   Dividends From Mutual Funds ..........   $      1,287,453       $      9,629,111      $     3,634,546
EXPENSES:
   Mortality And Expense Risk Charge ....          3,333,610              5,535,761            1,491,328
   Reimbursements Of Expenses ...........                 --                     --                   --
                                            ----------------       ----------------      ---------------
Net Investment Income (Loss) ............   $     (2,046,157)      $      4,093,350      $     2,143,218
                                            ----------------       ----------------      ---------------
NET REALIZED GAINS (LOSSES) ON
   INVESTMENTS:
   Net Realized Gains (Losses) on Sale
      of Fund Shares ....................   $    (10,771,915)      $     15,983,840      $    (1,948,366)
   Realized Gain Distributions
      From Mutual Funds .................         16,128,715                     --            6,913,115
                                            ----------------       ----------------      ---------------
Net Realized Gains (Losses) .............          5,356,800             15,983,840            4,964,749
                                            ----------------       ----------------      ---------------
Net Change in Unrealized Appreciation
   (Depreciation) During The Period .....       (140,779,026)          (329,296,337)         (73,931,380)
                                            ----------------       ----------------      ---------------
INCREASE (DECREASE) IN NET ASSETS FROM
   OPERATIONS ...........................   $   (137,468,383)      $   (309,219,147)     $   (66,823,413)
                                            ================       ================      ===============

The accompanying notes are an integral part of these financial statements.

                               SEPARATE ACCOUNT A
                                       OF

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                       STATEMENT OF OPERATIONS (CONTINUED)

                                                VANGUARD             VANGUARD           VANGUARD         VANGUARD
                                           LT INVESTMENT GRADE  LONG-TERM TREASURY     WINDSOR II       WELLINGTON
                                                  FUND                 FUND               FUND             FUND
STATEMENT OF ASSETS AND LIABILITIES            DIVISION 22          DIVISION 23        DIVISION 24      DIVISION 25
                                           -------------------  ------------------  ----------------  ----------------
AS OF DECEMBER 31, 2008
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual Funds,
      at Fair Value .....................   $   161,330,996     $    457,525,117    $  1,128,091,446  $  1,225,433,568
   Balance Due From (To) VALIC General
      Account, Net ......................            13,499              (87,724)            814,730          (173,937)
   Receivable (Payable) For Mutual Fund
      Sales (Purchases), Net ............           108,395              474,446             (40,567)          702,034
                                            ---------------     ----------------    ----------------  ----------------
Net Assets & Liabilities ................   $   161,452,890     $    457,911,839    $  1,128,865,609  $  1,225,961,665
                                            ===============     ================    ================  ================
CONTRACT OWNER RESERVES AND CAPITAL
   SURPLUS:
   Reserves For Redeemable Annuity
      Contracts (Net of Applicable
      Contract Loans - Partial
         Withdrawals with Right of
         Reinvestment) ..................   $   161,407,012     $    457,848,024    $  1,128,472,527  $  1,224,816,996
   Reserves For Annuity Contracts On
      Benefit ...........................            45,878               63,815             393,082         1,144,669
                                            ---------------     ----------------    ----------------  ----------------
Total Contract Owner Reserves ...........       161,452,890          457,911,839       1,128,865,609     1,225,961,665
   Capital Surplus ......................                --                   --                  --                --
                                            ---------------     ----------------    ----------------  ----------------
Total Contract Owner Reserves and Capital
   Surplus ..............................   $   161,452,890     $    457,911,839    $  1,128,865,609  $  1,225,961,665
                                            ===============     ================    ================  ================
NET ASSETS ATTRIBUTABLE TO:
   Accumulation Units Outstanding .......   $   161,407,012     $    457,848,024    $  1,128,472,527  $  1,224,816,996
   Contracts in Payout (Annuitization)
      Period ............................            45,878               63,815             393,082         1,144,669
   Funds Retained in Separate Account A
      by VALIC ..........................                --                   --                  --                --
                                            ---------------     ----------------    ----------------  ----------------
TOTAL NET ASSETS ........................   $   161,452,890     $    457,911,839    $  1,128,865,609  $  1,225,961,665
                                            ===============     ================    ================  ================
TOTAL UNITS OUTSTANDING .................    80,380,217.286      179,085,305.663     694,645,556.447   618,448,283.897
                                            ===============     ================    ================  ================
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008
INVESTMENT INCOME:
   Dividends From Mutual Funds ..........   $     9,924,597     $     15,748,177    $     44,359,869  $     53,058,176
EXPENSES:
   Mortality And Expense Risk Charge ....         1,969,817            4,345,453          18,044,750        18,026,432
   Reimbursements Of Expenses ...........          (410,377)            (910,314)                 --                --
                                            ---------------     ----------------    ----------------  ----------------
Net Investment Income (Loss) ............   $     8,365,157     $     12,313,038    $     26,315,119  $     35,031,744
                                            ---------------     ----------------    ----------------  ----------------
NET REALIZED GAINS (LOSSES) ON
   INVESTMENTS:
   Net Realized Gains (Losses) on Sale
      of Fund Shares ....................   $    (5,103,293)    $      1,324,751    $    (19,442,246) $       (276,508)
   Realized Gain Distributions
      From Mutual Funds .................                --            3,646,301                  --                --
                                            ---------------     ----------------    ----------------  ----------------
Net Realized Gains (Losses) .............        (5,103,293)           4,971,052         (19,442,246)         (276,508)
                                            ---------------     ----------------    ----------------  ----------------
Net Change in Unrealized Appreciation
   (Depreciation) During The Period .....        (2,303,445)          60,650,199        (684,119,020)     (424,537,434)
                                            ---------------     ----------------    ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS FROM
   OPERATIONS ...........................   $       958,419     $     77,934,289    $   (677,246,147) $   (389,782,198)
                                            ===============     ================    ================  ================

                                           AIG RETIREMENT CO. II  AIG RETIREMENT CO. II  AIG RETIREMENT CO. II
                                            INTERNATIONAL SMALL     SMALL CAP GROWTH        SMALL CAP VALUE
                                              CAP EQUITY FUND             FUND                   FUND
STATEMENT OF ASSETS AND LIABILITIES             DIVISION 33            DIVISION 35            DIVISION 36
                                           ---------------------  ---------------------  ---------------------
AS OF DECEMBER 31, 2008
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual Funds,
      at Fair Value .....................    $    516,024,202       $    30,326,857        $    228,969,993
   Balance Due From (To) VALIC General
      Account, Net ......................            (457,269)                7,529               1,004,799
   Receivable (Payable) For Mutual Fund
      Sales (Purchases), Net ............             822,267                29,589                (797,961)
                                             ----------------       ---------------        ----------------
Net Assets & Liabilities ................    $    516,389,200       $    30,363,975        $    229,176,831
                                             ================       ===============        ================
CONTRACT OWNER RESERVES AND CAPITAL
   SURPLUS:
   Reserves For Redeemable Annuity
      Contracts (Net of Applicable
      Contract Loans - Partial
         Withdrawals with Right of
         Reinvestment) ..................    $    516,337,589       $    30,360,428        $    229,126,562
   Reserves For Annuity Contracts On
      Benefit ...........................              51,611                 3,547                  50,269
                                             ----------------       ---------------        ----------------
Total Contract Owner Reserves ...........         516,389,200            30,363,975             229,176,831
   Capital Surplus ......................                  --                    --                      --
                                             ----------------       ---------------        ----------------
Total Contract Owner Reserves and Capital
   Surplus ..............................    $    516,389,200       $    30,363,975        $    229,176,831
                                             ================       ===============        ================
NET ASSETS ATTRIBUTABLE TO:
   Accumulation Units Outstanding .......    $    516,337,589       $    30,360,428        $    229,126,562
   Contracts in Payout (Annuitization)
      Period ............................              51,611                 3,547                  50,269
   Funds Retained in Separate Account A
      by VALIC ..........................                  --                    --                      --
                                             ----------------       ---------------        ----------------
TOTAL NET ASSETS ........................    $    516,389,200       $    30,363,975        $    229,176,831
                                             ================       ===============        ================
TOTAL UNITS OUTSTANDING .................     406,274,012.893        31,933,868.686         145,608,973.131
                                             ================       ===============        ================
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008
INVESTMENT INCOME:
   Dividends From Mutual Funds ..........    $      7,200,692       $            --        $      2,764,840
EXPENSES:
   Mortality And Expense Risk Charge ....           5,959,002               395,944               2,484,305
   Reimbursements Of Expenses ...........          (1,547,088)             (103,781)               (651,234)
                                             ----------------       ---------------        ----------------
Net Investment Income (Loss) ............    $      2,788,778       $      (292,163)       $        931,769
                                             ----------------       ---------------        ----------------
NET REALIZED GAINS (LOSSES) ON
   INVESTMENTS:
   Net Realized Gains (Losses) on Sale
      of Fund Shares ....................    $     (5,845,413)      $      (960,123)       $    (10,132,422)
   Realized Gain Distributions
      From Mutual Funds .................          37,037,085               461,779              14,835,603
                                             ----------------       ---------------        ----------------
Net Realized Gains (Losses) .............          31,191,672              (498,344)              4,703,181
                                             ----------------       ---------------        ----------------
Net Change in Unrealized Appreciation
   (Depreciation) During The Period .....        (349,603,167)          (22,533,369)            (96,110,692)
                                             ----------------       ---------------        ----------------
INCREASE (DECREASE) IN NET ASSETS FROM
   OPERATIONS ...........................    $   (315,622,717)      $   (23,323,876)       $    (90,475,742)
                                             ================       ===============        ================

The accompanying notes are an integral part of these financial statements.

                               SEPARATE ACCOUNT A
                                       OF

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                       STATEMENT OF OPERATIONS (CONTINUED)

                                          AIG RETIREMENT CO. II  AIG RETIREMENT CO. II  AIG RETIREMENT CO. II  AIG RETIREMENT CO. II
                                             MID CAP GROWTH          MID CAP VALUE      CAPITAL APPRECIATION      LARGE CAP VALUE
                                                  FUND                   FUND                   FUND                   FUND
STATEMENT OF ASSETS AND LIABILITIES           DIVISION 37            DIVISION 38            DIVISION 39            DIVISION 40
                                          ---------------------  ---------------------  ---------------------  ---------------------
AS OF DECEMBER 31, 2008
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual
      Funds, at Fair Value .............    $    132,414,225       $    393,902,670        $    23,479,936       $    156,941,947
   Balance Due From (To) VALIC General
      Account, Net .....................              24,389               (485,579)                 1,338               (188,711)
   Receivable (Payable) For Mutual Fund
      Sales (Purchases), Net ...........             179,753              1,086,287                 26,147                882,962
                                            ----------------       ----------------        ---------------       ----------------
Net Assets & Liabilities ...............    $    132,618,367       $    394,503,378        $    23,507,421       $    157,636,198
                                            ================       ================        ===============       ================
CONTRACT OWNER RESERVES AND CAPITAL
   SURPLUS:
   Reserves For Redeemable Annuity
      Contracts (Net of Applicable
      Contract Loans - Partial
         Withdrawals with Right of
         Reinvestment) .................    $    132,613,954       $    394,390,334        $    23,507,421       $    157,627,319
   Reserves For Annuity Contracts On
      Benefit ..........................               4,413                113,044                     --                  8,879
                                            ----------------       ----------------        ---------------       ----------------
Total Contract Owner Reserves ..........         132,618,367            394,503,378             23,507,421            157,636,198
   Capital Surplus .....................                  --                     --                     --                     --
                                            ----------------       ----------------        ---------------       ----------------
Total Contract Owner Reserves and
   Capital Surplus .....................    $    132,618,367       $    394,503,378        $    23,507,421       $    157,636,198
                                            ================       ================        ===============       ================
NET ASSETS ATTRIBUTABLE TO:
   Accumulation Units Outstanding ......    $    132,613,954       $    394,390,334        $    23,507,421       $    157,627,319
   Contracts in Payout (Annuitization)
      Period ...........................               4,413                113,044                     --                  8,879
   Funds Retained in Separate Account A
      by VALIC .........................                  --                     --                     --                     --
                                            ----------------       ----------------        ---------------       ----------------
TOTAL NET ASSETS .......................    $    132,618,367       $    394,503,378        $    23,507,421       $    157,636,198
                                            ================       ================        ===============       ================
TOTAL UNITS OUTSTANDING ................     167,995,274.884        193,079,409.404         35,384,069.826        115,416,826.382
                                            ================       ================        ===============       ================
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008
INVESTMENT INCOME:
   Dividends From Mutual Funds .........    $             --       $      2,354,302        $        21,350       $      4,963,377
EXPENSES:
   Mortality And Expense Risk Charge ...           1,622,164              4,765,327                311,714              2,697,637
   Reimbursements Of Expenses ..........            (416,543)            (1,286,437)               (81,779)              (702,318)
                                            ----------------       ----------------        ---------------       ----------------
Net Investment Income (Loss) ...........    $     (1,205,621)      $     (1,124,588)       $      (208,585)      $      2,968,058
                                            ----------------       ----------------        ---------------       ----------------
NET REALIZED GAINS (LOSSES) ON
   INVESTMENTS:
   Net Realized Gains (Losses) on Sale
      of Fund Shares ...................    $     (1,391,390)      $    (24,905,849)       $      (754,687)      $    (43,031,209)
   Realized Gain Distributions
      From Mutual Funds ................             869,706              9,862,288                     --                     --
                                            ----------------       ----------------        ---------------       ----------------
Net Realized Gains (Losses) ............            (521,684)           (15,043,561)              (754,687)           (43,031,209)
                                            ----------------       ----------------        ---------------       ----------------
Net Change in Unrealized Appreciation
   (Depreciation) During The Period ....         (94,988,077)          (233,513,514)           (17,247,331)           (88,556,624)
                                            ----------------       ----------------        ---------------       ----------------
INCREASE (DECREASE) IN NET ASSETS FROM
   OPERATIONS ..........................    $    (96,715,382)      $   (249,681,663)       $   (18,210,603)      $   (128,619,775)
                                            ================       ================        ===============       ================

                                          AIG RETIREMENT CO. II  AIG RETIREMENT CO. II  AIG RETIREMENT CO. I
                                          SOCIALLY RESPONSIBLE      MONEY MARKET II      NASDAQ-100 (R) INDEX
                                                  FUND                   FUND                   FUND
STATEMENT OF ASSETS AND LIABILITIES            DIVISION 41            DIVISION 44            DIVISION 46
                                          ---------------------  ---------------------  ---------------------
AS OF DECEMBER 31, 2008
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual
      Funds, at Fair Value .............    $    593,031,399       $    316,406,322       $     53,618,034
   Balance Due From (To) VALIC General
      Account, Net .....................             151,414               (791,433)               (89,171)
   Receivable (Payable) For Mutual Fund
      Sales (Purchases), Net ...........           1,707,372              1,003,564                154,225
                                            ----------------       ----------------       ----------------
Net Assets & Liabilities ...............    $    594,890,185       $    316,618,453       $     53,683,088
                                            ================       ================       ================
CONTRACT OWNER RESERVES AND CAPITAL
   SURPLUS:
   Reserves For Redeemable Annuity
      Contracts (Net of Applicable
      Contract Loans - Partial
         Withdrawals with Right of
         Reinvestment) .................    $    594,886,396       $    316,567,243       $     53,682,428
   Reserves For Annuity Contracts On
      Benefit ..........................               3,789                 51,210                    660
                                            ----------------       ----------------       ----------------
Total Contract Owner Reserves ..........         594,890,185            316,618,453             53,683,088
   Capital Surplus .....................                  --                     --                     --
                                            ----------------       ----------------       -=--------------
Total Contract Owner Reserves and
   Capital Surplus .....................    $    594,890,185       $    316,618,453       $     53,683,088
                                            ================       ================       ================
NET ASSETS ATTRIBUTABLE TO:
   Accumulation Units Outstanding ......    $    594,886,396       $    316,567,243       $     53,682,428
   Contracts in Payout (Annuitization)
      Period ...........................               3,789                 51,210                    660
   Funds Retained in Separate Account A
      by VALIC .........................                  --                     --                     --
                                            ----------------       ----------------       ----------------
TOTAL NET ASSETS .......................    $    594,890,185       $    316,618,453       $     53,683,088
                                            ================       ================       ================
TOTAL UNITS OUTSTANDING ................     624,830,127.832        246,301,731.019        159,845,272.230
                                            ================       ================       ================
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008
INVESTMENT INCOME:
   Dividends From Mutual Funds .........    $     14,141,950       $      7,455,290       $        188,928
EXPENSES:
   Mortality And Expense Risk Charge ...           8,301,316              3,213,619                754,038
   Reimbursements Of Expenses ..........          (2,121,995)              (838,157)                    --
                                            ----------------       ----------------       ----------------
Net Investment Income (Loss) ...........    $      7,962,629       $      5,079,828       $       (565,110)
                                            ----------------       ----------------       ----------------
NET REALIZED GAINS (LOSSES) ON
   INVESTMENTS:
   Net Realized Gains (Losses) on Sale
      of Fund Shares ...................    $    (26,138,100)      $             (1)      $      1,681,118
   Realized Gain Distributions
      From Mutual Funds ................           2,732,943                     --                874,044
                                            ----------------       ----------------       ----------------
Net Realized Gains (Losses) ............         (23,405,157)                    (1)             2,555,162
                                            ----------------       ----------------       ----------------
Net Change in Unrealized Appreciation
   (Depreciation) During The Period ....        (362,725,190)                     1            (43,507,378)
                                            ----------------       ----------------       ----------------
INCREASE (DECREASE) IN NET ASSETS FROM
   OPERATIONS ..........................    $   (378,167,718)      $      5,079,828       $    (41,517,326)
                                            ================       ================       ================

The accompanying notes are an integral part of these financial statements.

                               SEPARATE ACCOUNT A
                                       OF

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                       STATEMENT OF OPERATIONS (CONTINUED)

                                                                                                                       VANGUARD
                                            AIG RETIREMENT CO. II  AIG RETIREMENT CO. II  AIG RETIREMENT CO. II      LIFESTRATEGY
                                               AGGRESSIVE GROWTH       MODERATE GROWTH      CONSERVATIVE GROWTH         GROWTH
                                                LIFESTYLE FUND         LIFESTYLE FUND         LIFESTYLE FUND             FUND
STATEMENT OF ASSETS AND LIABILITIES               DIVISION 48            DIVISION 49            DIVISION 50          DIVISION 52
                                            ---------------------  ---------------------  ---------------------  -------------------
AS OF DECEMBER 31, 2008
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual Funds,
      at Fair Value ......................     $    71,085,175        $   118,104,542        $    49,349,174       $    95,289,483
   Balance Due From (To) VALIC General
      Account, Net .......................             (32,483)               (32,364)                62,896               (66,628)
   Receivable (Payable) For Mutual Fund
      Sales (Purchases), Net .............              43,499                 48,904                (53,653)               58,982
                                               ---------------        ---------------        ---------------       ---------------
Net Assets & Liabilities .................     $    71,096,191        $   118,121,082        $    49,358,417       $    95,281,837
                                               ---------------        ---------------        ---------------       ---------------
CONTRACT OWNER RESERVES AND CAPITAL
   SURPLUS:
   Reserves For Redeemable Annuity
      Contracts (Net of Applicable
      Contract Loans - Partial
         Withdrawals with Right of
         Reinvestment) ...................     $    71,096,191        $   118,116,394        $    49,358,417       $    95,265,213
   Reserves For Annuity Contracts On
      Benefit ............................                  --                  4,688                     --                16,624
                                               ---------------        ---------------        ---------------       ---------------
Total Contract Owner Reserves ............          71,096,191            118,121,082             49,358,417            95,281,837
   Capital Surplus .......................                  --                     --                     --                    --
                                               ---------------        ---------------        ---------------       ---------------
Total Contract Owner Reserves and Capital
   Surplus ...............................     $    71,096,191        $   118,121,082        $    49,358,417       $    95,281,837
                                               ===============        ===============        ===============       ===============
NET ASSETS ATTRIBUTABLE TO:
   Accumulation Units Outstanding ........     $    71,096,191        $   118,116,394        $    49,358,417       $    95,265,213
   Contracts in Payout (Annuitization)
      Period .............................                  --                  4,688                     --                16,624
   Funds Retained in Separate Account A
      by VALIC ...........................                  --                     --                     --                    --
                                               ---------------        ---------------        ---------------       ---------------
TOTAL NET ASSETS .........................     $    71,096,191        $   118,121,082        $    49,358,417       $    95,281,837
                                               ===============        ===============        ===============       ===============
TOTAL UNITS OUTSTANDING ..................      53,544,307.736         80,684,830.129         32,076,467.953        85,466,615.371
                                               ===============        ===============        ===============       ===============
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008
INVESTMENT INCOME:
   Dividends From Mutual Funds ...........     $     1,916,565        $     3,298,296        $     1,430,448       $     2,907,739
EXPENSES:
   Mortality And Expense Risk Charge .....             811,503              1,291,922                521,242             1,449,401
   Reimbursements Of Expenses ............            (210,981)              (332,590)              (136,948)                   --
                                               ---------------        ---------------        ---------------       ---------------
Net Investment Income (Loss) .............     $     1,316,043        $     2,338,964        $     1,046,154       $     1,458,338
                                               ---------------        ---------------        ---------------       ---------------
NET REALIZED GAINS (LOSSES) ON
   INVESTMENTS:
   Net Realized Gains (Losses) on Sale
      of Fund Shares .....................     $      (283,408)       $    (1,355,651)       $    (1,134,551)      $     1,972,503
   Realized Gain Distributions
      From Mutual Funds ..................          16,596,182              3,885,155                934,054                    --
                                               ---------------        ---------------        ---------------       ---------------
Net Realized Gains (Losses) ..............          16,312,774              2,529,504               (200,497)            1,972,503
                                               ---------------        ---------------        ---------------       ---------------
Net Change in Unrealized Appreciation
   (Depreciation) During The Period ......         (51,243,642)           (45,987,499)           (12,248,023)          (53,550,448)
                                               ---------------        ---------------        ---------------       ---------------
INCREASE (DECREASE) IN NET ASSETS FROM
   OPERATIONS ............................     $   (33,614,825)       $   (41,119,031)       $   (11,402,366)      $   (50,119,607)
                                               ===============        ===============        ===============       ===============


                                            VANGUARD LIFESTRATEGY  VANGUARD LIFESTRATEGY  AIG RETIREMENT CO. II
                                               MODERATE GROWTH      CONSERVATIVE GROWTH           CORE BOND
                                                    FUND                   FUND                     FUND
STATEMENT OF ASSETS AND LIABILITIES              DIVISION 53            DIVISION 54             DIVISION 58
                                            ---------------------  ---------------------  ---------------------
AS OF DECEMBER 31, 2008
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual Funds,
      at Fair Value ......................     $   111,168,530        $    45,929,097        $   108,755,772
   Balance Due From (To) VALIC General
      Account, Net .......................             133,480                 (7,280)              (107,321)
   Receivable (Payable) For Mutual Fund
      Sales (Purchases), Net .............             (86,461)                24,881                205,852
                                               ---------------        ---------------        ---------------
Net Assets & Liabilities .................     $   111,215,549        $    45,946,698        $   108,854,303
                                               ---------------        ---------------        ---------------
CONTRACT OWNER RESERVES AND CAPITAL
   SURPLUS:
   Reserves For Redeemable Annuity
      Contracts (Net of Applicable
      Contract Loans - Partial
         Withdrawals with Right of
         Reinvestment) ...................     $   111,207,238        $    45,946,698        $   108,838,071
   Reserves For Annuity Contracts On
      Benefit ............................               8,311                     --                 16,232
                                               ---------------        ---------------        ---------------
Total Contract Owner Reserves ............         111,215,549             45,946,698            108,854,303
   Capital Surplus .......................                  --                     --                     --
                                               ---------------        ---------------        ---------------
Total Contract Owner Reserves and Capital
   Surplus ...............................     $   111,215,549        $    45,946,698        $   108,854,303
                                               ===============        ===============        ===============
NET ASSETS ATTRIBUTABLE TO:
   Accumulation Units Outstanding ........     $   111,207,238        $    45,946,698        $   108,838,071
   Contracts in Payout (Annuitization)
      Period .............................               8,311                     --                 16,232
   Funds Retained in Separate Account A
      by VALIC ...........................                  --                     --                     --
                                               ---------------        ---------------        ---------------
TOTAL NET ASSETS .........................     $   111,215,549        $    45,946,698        $   108,854,303
                                               ===============        ===============        ===============
TOTAL UNITS OUTSTANDING ..................      91,607,948.705         36,297,006.557         80,968,993.672
                                               ===============        ===============        ===============
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008
INVESTMENT INCOME:
   Dividends From Mutual Funds ...........     $     4,004,953        $     1,869,753        $     8,218,525
EXPENSES:
   Mortality And Expense Risk Charge .....           1,588,329                635,966              1,484,388
   Reimbursements Of Expenses ............                  --                     --               (391,252)
                                               ---------------        ---------------        ---------------
Net Investment Income (Loss) .............     $     2,416,624        $     1,233,787        $     7,125,389
                                               ---------------        ---------------        ---------------
NET REALIZED GAINS (LOSSES) ON
   INVESTMENTS:
   Net Realized Gains (Losses) on Sale
      of Fund Shares .....................     $     1,170,803        $       100,866        $    (2,407,560)
   Realized Gain Distributions
      From Mutual Funds ..................                  --                     --                     --
                                               ---------------        ---------------        ---------------
Net Realized Gains (Losses) ..............           1,170,803                100,866             (2,407,560)
                                               ---------------        ---------------        ---------------
Net Change in Unrealized Appreciation
   (Depreciation) During The Period ......         (44,804,317)           (13,235,579)           (13,701,659)
                                               ---------------        ---------------        ---------------
INCREASE (DECREASE) IN NET ASSETS FROM
   OPERATIONS ............................     $   (41,216,890)       $   (11,900,926)       $    (8,983,830)
                                               ===============        ===============        ===============

The accompanying notes are an integral part of these financial statements.

                               SEPARATE ACCOUNT A
                                       OF

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                       STATEMENT OF OPERATIONS (CONTINUED)

                                            AIG RETIREMENT CO. II  AIG RETIREMENT CO. II                          ARIEL
                                                STRATEGIC BOND         HIGH YIELD BOND          ARIEL         APPRECIATION
                                                     FUND                   FUND                FUND              FUND
STATEMENT OF ASSETS AND LIABILITIES              DIVISION 59            DIVISION 60         DIVISION 68          DIVISION 69
                                            ---------------------  ---------------------  ----------------  ----------------
AS OF DECEMBER 31, 2008
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual Funds,
      at Fair Value ......................    $    262,296,457       $    134,056,457     $    202,490,482  $    162,793,116
   Balance Due From (To) VALIC General
      Account, Net .......................            (180,846)                79,801             (127,229)          (84,242)
   Receivable (Payable) For Mutual Fund
      Sales (Purchases), Net .............             400,839                 20,083              326,865           145,805
                                              ----------------       ----------------     ----------------  ----------------
Net Assets & Liabilities .................    $    262,516,450       $    134,156,341     $    202,690,118  $    162,854,679
                                              ================       ================     ================  ================
CONTRACT OWNER RESERVES AND CAPITAL
   SURPLUS:
   Reserves For Redeemable Annuity
      Contracts (Net of Applicable
      Contract Loans - Partial
         Withdrawals with Right of
         Reinvestment) ...................    $    262,444,488       $    134,155,247     $    202,546,617  $    162,482,107
   Reserves For Annuity Contracts On
      Benefit ............................              71,962                  1,094              143,501           372,572
                                              ----------------       ----------------     ----------------  ----------------
Total Contract Owner Reserves ............         262,516,450            134,156,341          202,690,118       162,854,679
   Capital Surplus                                          --                     --                   --                --
                                              ----------------       ----------------     ----------------  ----------------
Total Contract Owner Reserves and Capital
   Surplus ...............................    $    262,516,450       $    134,156,341     $    202,690,118  $    162,854,679
                                              ================       ================     ================  ================
NET ASSETS ATTRIBUTABLE TO:
   Accumulation Units Outstanding ........    $    262,444,488       $    134,155,247     $    202,546,617  $    162,482,107
   Contracts in Payout (Annuitization)
      Period .............................              71,962                  1,094              143,501           372,572
   Funds Retained in Separate Account A
      by VALIC ...........................                  --                     --                   --                --
                                              ----------------       ----------------     ----------------  ----------------
TOTAL NET ASSETS .........................    $    262,516,450       $    134,156,341     $    202,690,118  $    162,854,679
                                              ================       ================     ================  ================
TOTAL UNITS OUTSTANDING ..................     159,484,101.675        107,246,759.921      210,618,321.668   163,107,636.093
                                              ================       ================     ================  ================
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008
INVESTMENT INCOME:
   Dividends From Mutual Funds ...........    $     23,966,589       $     16,025,920     $      3,208,020  $      1,362,879
EXPENSES:
   Mortality And Expense Risk Charge .....           2,966,203              1,748,537            3,947,119         2,996,518
   Reimbursements Of Expenses ............            (772,441)              (454,855)            (830,767)         (624,751)
                                              ----------------       ----------------     ----------------  ----------------
Net Investment Income (Loss) .............    $     21,772,827       $     14,732,238     $         91,668  $     (1,008,888)
                                              ----------------       ----------------     ----------------  ----------------
NET REALIZED GAINS (LOSSES) ON
   INVESTMENTS:
   Net Realized Gains (Losses) on Sale
      of Fund Shares .....................    $     (2,883,290)      $     (5,758,514)    $    (22,109,132) $     (5,793,075)
   Realized Gain Distributions
      From Mutual Funds ..................                  --                     --                   --        19,993,712
                                              ----------------       ----------------     ----------------  ----------------
Net Realized Gains (Losses) ..............          (2,883,290)            (5,758,514)         (22,109,132)       14,200,637
                                              ----------------       ----------------     ----------------  ----------------
Net Change in Unrealized Appreciation
   (Depreciation) During The Period ......         (67,698,085)           (72,687,182)        (181,278,964)     (134,844,115)
                                              ----------------       ----------------     ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS FROM
   OPERATIONS ............................    $    (48,808,548)      $    (63,713,458)    $   (203,296,428) $   (121,652,366)
                                              ================       ================     ================  ================

                                              LOU HOLLAND    AIG RETIREMENT CO. I  AIG RETIREMENT CO. I
                                                GROWTH         BLUE CHIP GROWTH       HEALTH SCIENCES
                                                 FUND                FUND                  FUND
STATEMENT OF ASSETS AND LIABILITIES            DIVISION 70        DIVISION 72          DIVISION 73
                                            ---------------  --------------------  --------------------
AS OF DECEMBER 31, 2008
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual Funds,
      at Fair Value ......................  $    29,858,027    $    267,116,517      $    142,129,200
   Balance Due From (To) VALIC General
      Account, Net .......................           (5,546)            628,485              (129,959)
   Receivable (Payable) For Mutual Fund
      Sales (Purchases), Net .............          120,133           1,211,761               311,320
                                            ---------------    ----------------      ----------------
Net Assets & Liabilities .................  $    29,972,614    $    268,956,763      $    142,310,561
                                            ===============    ================      ================
CONTRACT OWNER RESERVES AND CAPITAL
   SURPLUS:
   Reserves For Redeemable Annuity
      Contracts (Net of Applicable
      Contract Loans - Partial
         Withdrawals with Right of
         Reinvestment) ...................  $    29,960,063    $    268,933,421      $    142,259,743
   Reserves For Annuity Contracts On
      Benefit ............................           12,551              23,342                50,818
                                            ---------------    ----------------      ----------------
Total Contract Owner Reserves ............       29,972,614         268,956,763           142,310,561
   Capital Surplus .......................               --                  --                    --
                                            ---------------    ----------------      ----------------
Total Contract Owner Reserves and Capital
   Surplus ...............................  $    29,972,614    $    268,956,763      $    142,310,561
                                            ===============    ================      ================
NET ASSETS ATTRIBUTABLE TO:
   Accumulation Units Outstanding ........  $    29,960,063    $    268,933,421      $    142,259,743
   Contracts in Payout (Annuitization)
      Period .............................           12,551              23,342                50,818
   Funds Retained in Separate Account A
      by VALIC ...........................               --                  --                    --
                                            ---------------    ----------------      ----------------
TOTAL NET ASSETS .........................  $    29,972,614    $    268,956,763      $    142,310,561
                                            ===============    ================      ================
TOTAL UNITS OUTSTANDING ..................   43,833,148.453     451,190,976.952       143,852,507.019
                                            ===============    ================      ================
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008
INVESTMENT INCOME:
   Dividends From Mutual Funds ...........  $            --    $        505,606      $             --
EXPENSES:
   Mortality And Expense Risk Charge .....          458,239           2,778,652             1,742,848
   Reimbursements Of Expenses ............         (102,214)                 --                    --
                                            ---------------    ----------------      ----------------
Net Investment Income (Loss) .............  $      (356,025)   $     (2,273,046)     $     (1,742,848)
                                            ---------------    ----------------      ----------------
NET REALIZED GAINS (LOSSES) ON
   INVESTMENTS:
   Net Realized Gains (Losses) on Sale
      of Fund Shares .....................  $      (607,380)   $        239,612      $        264,958
   Realized Gain Distributions
      From Mutual Funds ..................           22,316             246,031            16,048,799
                                            ---------------    ----------------      ----------------
Net Realized Gains (Losses) ..............         (585,064)            485,643            16,313,757
                                            ---------------    ----------------      ----------------
Net Change in Unrealized Appreciation
   (Depreciation) During The Period ......      (15,858,324)       (157,009,751)          (78,163,379)
                                            ---------------    ----------------      ----------------
INCREASE (DECREASE) IN NET ASSETS FROM
   OPERATIONS ............................  $   (16,799,413)   $   (158,797,154)     $    (63,592,470)
                                            ===============    ================      ================

The accompanying notes are an integral part of these financial statements.

                               SEPARATE ACCOUNT A
                                       OF

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                       STATEMENT OF OPERATIONS (CONTINUED)

                                            AIG RETIREMENT CO. I   AIG RETIREMENT CO. I   AIG RETIREMENT CO. I  AIG RETIREMENT CO. I
                                                    VALUE         BROAD CAP VALUE INCOME     LARGE CAP CORE      INFLATION PROTECTED
                                                    FUND                   FUND                   FUND                  FUND
STATEMENT OF ASSETS AND LIABILITIES              DIVISION 74            DIVISION 75            DIVISION 76           DIVISION 77
                                            --------------------  ----------------------  --------------------  --------------------
AS OF DECEMBER 31, 2008
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual Funds,
      at Fair Value ......................    $    150,142,952       $    17,061,332       $     94,758,629       $    150,001,705
   Balance Due From (To) VALIC General
      Account, Net .......................            (310,664)              (11,106)              (125,936)              (130,153)
   Receivable (Payable) For Mutual Fund
      Sales (Purchases), Net .............             397,825                26,552                274,136                375,154
                                              ----------------       ---------------       ----------------       ----------------
Net Assets & Liabilities .................    $    150,230,113       $    17,076,778       $     94,906,829       $    150,246,706
                                              ================       ===============       ================       ================
CONTRACT OWNER RESERVES AND CAPITAL
   SURPLUS:
   Reserves For Redeemable Annuity
      Contracts (Net of Applicable
      Contract Loans - Partial
         Withdrawals with Right of
         Reinvestment) ...................    $    150,229,924       $    15,231,327       $     94,906,829       $    145,238,843
   Reserves For Annuity Contracts On
      Benefit ............................                 189                    --                     --                  3,592
                                              ----------------       ---------------       ----------------       ----------------
Total Contract Owner Reserves ............         150,230,113            15,231,327             94,906,829            145,242,435
   Capital Surplus .......................                  --             1,845,451                     --              5,004,271
                                              ----------------       ---------------       ----------------       ----------------
Total Contract Owner Reserves and Capital
   Surplus ...............................    $    150,230,113       $    17,076,778       $     94,906,829       $    150,246,706
                                              ================       ===============       ================       ================
NET ASSETS ATTRIBUTABLE TO:
   Accumulation Units Outstanding ........    $    150,229,924       $    15,231,327       $     94,906,829       $    145,238,843
   Contracts in Payout (Annuitization)
      Period .............................                 189                    --                     --                  3,592
   Funds Retained in Separate Account A
      by VALIC ...........................                  --             1,845,451                     --              5,004,271
                                              ----------------       ---------------       ----------------       ----------------
TOTAL NET ASSETS .........................    $    150,230,113       $    17,076,778       $     94,906,829       $    150,246,706
                                              ================       ===============       ================       ================
TOTAL UNITS OUTSTANDING ..................     178,503,697.738        20,169,761.872        120,552,264.735       143,119,930.436
                                              ================       ===============       ================       ================
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008
INVESTMENT INCOME:
   Dividends From Mutual Funds ...........    $      1,978,031       $       497,796       $        546,892       $      6,462,533
EXPENSES:
   Mortality And Expense Risk Charge .....           1,745,041               197,957                731,495              1,244,440
   Reimbursements Of Expenses ............                  --                    --                     --                     --
                                              ----------------       ---------------       ----------------       ----------------
Net Investment Income (Loss) .............    $        232,990       $       299,839       $       (184,603)      $      5,218,093
                                              ----------------       ---------------       ----------------       ----------------
NET REALIZED GAINS (LOSSES) ON
   INVESTMENTS:
   Net Realized Gains (Losses) on Sale
      of Fund Shares .....................    $    (16,857,237)      $      (507,237)      $     (1,549,288)      $     (2,395,552)
   Realized Gain Distributions
      From Mutual Funds ..................           2,379,425                   537              5,447,805                     --
                                              ----------------       ---------------       ----------------       ----------------
Net Realized Gains (Losses) ..............         (14,477,812)             (506,700)             3,898,517             (2,395,552)
                                              ----------------       ---------------       ----------------       ----------------
Net Change in Unrealized Appreciation
   (Depreciation) During The Period ......         (88,494,742)           (9,369,904)           (36,061,571)           (16,893,128)
                                              ----------------       ---------------       ----------------       ----------------
INCREASE (DECREASE) IN NET ASSETS FROM
   OPERATIONS ............................    $   (102,739,564)      $    (9,576,765)      $    (32,347,657)      $    (14,070,587)
                                              ================       ===============       ================       ================

                                            AIG RETIREMENT CO. I  AIG RETIREMENT CO. I  AIG SUNAMERICA 2010
                                                   GROWTH         LARGE CAPITAL GROWTH  HIGH WATERMARK FUND
                                                    FUND                  FUND                 FUND
STATEMENT OF ASSETS AND LIABILITIES              DIVISION 78           DIVISION 79        DIVISION 80 (2)
                                            --------------------  --------------------  -------------------
AS OF DECEMBER 31, 2008
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual Funds,
      at Fair Value ......................    $    553,157,958      $    310,363,547          $      --
   Balance Due From (To) VALIC General
      Account, Net .......................            (197,392)              (45,138)                --
   Receivable (Payable) For Mutual Fund
      Sales (Purchases), Net .............             995,322               396,235                 --
                                              ----------------      ----------------          ---------
Net Assets & Liabilities .................    $    553,955,888      $    310,714,644          $      --
                                              ================      ================          =========
CONTRACT OWNER RESERVES AND CAPITAL
   SURPLUS:
   Reserves For Redeemable Annuity
      Contracts (Net of Applicable
      Contract Loans - Partial
         Withdrawals with Right of
         Reinvestment) ...................    $    553,778,459      $    310,638,260          $      --
   Reserves For Annuity Contracts On
      Benefit ............................             177,429                76,384                 --
                                              ----------------      ----------------          ---------
Total Contract Owner Reserves ............         553,955,888           310,714,644                 --
   Capital Surplus                                          --                    --                 --
                                              ----------------      ----------------          ---------
Total Contract Owner Reserves and Capital
   Surplus ...............................    $    553,955,888      $    310,714,644          $      --
                                              ================      ================          =========
NET ASSETS ATTRIBUTABLE TO:
   Accumulation Units Outstanding ........    $    553,778,459      $    310,638,260          $      --
   Contracts in Payout (Annuitization)
      Period .............................             177,429                76,384                 --
   Funds Retained in Separate Account A
      by VALIC ...........................                  --                    --                 --
                                              ----------------      ----------------          ---------
TOTAL NET ASSETS .........................    $    553,955,888      $    310,714,644          $      --
                                              ================      ================          =========
TOTAL UNITS OUTSTANDING ..................     826,768,056.587       402,217,833.007                 --
                                              ================      ================          =========
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008
INVESTMENT INCOME:
   Dividends From Mutual Funds ...........    $        131,074      $      1,065,795          $      --
EXPENSES:
   Mortality And Expense Risk Charge .....           7,799,207             4,275,555            102,566
   Reimbursements Of Expenses ............                  --                    --                 --
                                              ----------------      ----------------          ---------
Net Investment Income (Loss) .............    $     (7,668,133)     $     (3,209,760)         $(102,566)
                                              ----------------      ----------------          ---------
NET REALIZED GAINS (LOSSES) ON
   INVESTMENTS:
   Net Realized Gains (Losses) on Sale
      of Fund Shares .....................    $      2,791,228      $      1,744,686          $ (92,649)
   Realized Gain Distributions
      From Mutual Funds ..................                  --             9,262,232                 --
                                              ----------------      ----------------          ---------
Net Realized Gains (Losses) ..............           2,791,228            11,006,918            (92,649)
                                              ----------------      ----------------          ---------
Net Change in Unrealized Appreciation
   (Depreciation) During The Period ......        (386,408,692)         (217,248,242)           625,248
                                              ----------------      ----------------          ---------
INCREASE (DECREASE) IN NET ASSETS FROM
   OPERATIONS ............................    $   (391,285,597)     $   (209,451,084)         $ 430,033
                                              ================      ================          =========

The accompanying notes are an integral part of these financial statements.

                               SEPARATE ACCOUNT A
                                       OF

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                       STATEMENT OF OPERATIONS (CONTINUED)

                                            AIG SUNAMERICA 2015  AIG SUNAMERICA 2020    AIG RETIREMENT CO. I    AIG RETIREMENT CO. I
                                            HIGH WATERMARK FUND  HIGH WATERMARK FUND  MID CAP STRATEGIC GROWTH    SMALL CAP SPECIAL
                                                   FUND                 FUND                    FUND                 VALUES FUND
STATEMENT OF ASSETS AND LIABILITIES             DIVISION 81          DIVISION 82             DIVISION 83             DIVISION 84
                                            -------------------  -------------------  ------------------------  --------------------
AS OF DECEMBER 31, 2008
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual Funds,
      at Fair Value ......................    $    29,107,807      $    11,878,891        $    181,181,655        $    151,515,149
   Balance Due From (To) VALIC General
      Account, Net .......................            146,479               (7,312)                (51,348)                 22,296
   Receivable (Payable) For Mutual Fund
      Sales (Purchases), Net .............           (149,556)               5,698                 203,860                 222,607
                                              ---------------      ---------------        ----------------        ----------------
Net Assets & Liabilities .................    $    29,104,730      $    11,877,277        $    181,334,167        $    151,760,052
                                              ===============      ===============        ================        ================
CONTRACT OWNER RESERVES AND CAPITAL
   SURPLUS:
   Reserves For Redeemable Annuity
      Contracts (Net of Applicable
      Contract Loans - Partial
         Withdrawals with Right of
         Reinvestment) ...................    $    29,104,730      $    11,877,277        $    181,302,691        $    151,586,005
   Reserves For Annuity Contracts On
      Benefit ............................                 --                   --                  31,476                 174,047
                                              ---------------      ---------------        ----------------        ----------------
Total Contract Owner Reserves ............         29,104,730           11,877,277             181,334,167             151,760,052
   Capital Surplus .......................                 --                   --                      --                      --
                                              ---------------      ---------------        ----------------        ----------------
Total Contract Owner Reserves and Capital
   Surplus ...............................    $    29,104,730      $    11,877,277        $    181,334,167        $    151,760,052
                                              ===============      ===============        ================        ================
NET ASSETS ATTRIBUTABLE TO:
   Accumulation Units Outstanding ........    $    29,104,730      $    11,877,277        $    181,302,691        $    151,586,005
   Contracts in Payout (Annuitization)
      Period .............................                 --                   --                  31,476                 174,047
   Funds Retained in Separate Account A
      by VALIC                                             --                   --                      --                      --
                                              ---------------      ---------------        ----------------        ----------------
TOTAL NET ASSETS .........................    $    29,104,730      $    11,877,277        $    181,334,167        $    151,760,052
                                              ===============      ===============        ================        ================
TOTAL UNITS OUTSTANDING ..................     26,299,520.388       12,028,094.862         231,620,138.442         229,331,162.678
                                              ===============      ===============        ================        ================
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008
INVESTMENT INCOME:
   Dividends From Mutual Funds ...........    $       556,311      $       275,394        $             --        $      2,401,006
EXPENSES:
   Mortality And Expense Risk Charge .....            343,193              152,517               2,844,475               2,105,448
   Reimbursements Of Expenses ............                 --                   --                      --                      --
                                              ---------------      ---------------        ----------------        ----------------
Net Investment Income (Loss) .............    $       213,118      $       122,877        $     (2,844,475)       $        295,558
                                              ---------------      ---------------        ----------------        ----------------
NET REALIZED GAINS (LOSSES) ON
   INVESTMENTS:
   Net Realized Gains (Losses) on Sale
      of Fund Shares .....................    $      (638,150)     $      (530,196)       $       (557,732)       $    (14,643,877)
   Realized Gain Distributions
      From Mutual Funds ..................                 --                   --              28,819,543               6,435,626
                                              ---------------      ---------------        ----------------        ----------------
Net Realized Gains (Losses) ..............           (638,150)            (530,196)             28,261,811              (8,208,251)
                                              ---------------      ---------------        ----------------        ----------------
Net Change in Unrealized Appreciation
   (Depreciation) During The Period ......         (1,205,095)          (1,982,778)           (205,033,930)            (82,977,682)
                                              ---------------      ---------------        ----------------        ----------------
INCREASE (DECREASE) IN NET ASSETS FROM
   OPERATIONS ............................    $    (1,630,127)     $    (2,390,097)       $   (179,616,594)       $    (90,890,375)
                                              ===============      ===============        ================        ================

                                            AIG RETIREMENT CO. I  AIG RETIREMENT CO. I  AIG RETIREMENT CO. I
                                                  SMALL MID       SMALL CAP AGGRESSIVE      GLOBAL EQUITY
                                                 GROWTH FUND           GRWOTH FUND              FUND
STATEMENT OF ASSETS AND LIABILITIES              DIVISION 85           DIVISION 86           DIVISION 87
                                            --------------------  --------------------  --------------------
AS OF DECEMBER 31, 2008
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual Funds,
      at Fair Value ......................   $     69,837,499       $    37,878,686       $    208,026,409
   Balance Due From (To) VALIC General
      Account, Net .......................                623                19,172                (66,532)
   Receivable (Payable) For Mutual Fund
      Sales (Purchases), Net .............             56,392                24,079                434,195
                                             ----------------       ---------------       ----------------
Net Assets & Liabilities .................   $     69,894,514       $    37,921,937       $    208,394,072
                                             ================       ===============       ================
CONTRACT OWNER RESERVES AND CAPITAL
   SURPLUS:
   Reserves For Redeemable Annuity
      Contracts (Net of Applicable
      Contract Loans - Partial
         Withdrawals with Right of
         Reinvestment) ...................   $     69,887,559       $    37,919,732       $    208,323,606
   Reserves For Annuity Contracts On
      Benefit ............................              6,955                 2,205                 70,466
                                             ----------------       ---------------       ----------------
Total Contract Owner Reserves ............         69,894,514            37,921,937            208,394,072
   Capital Surplus .......................                 --                    --                     --
                                             ----------------       ---------------       ----------------
Total Contract Owner Reserves and Capital
   Surplus ...............................   $     69,894,514       $    37,921,937       $    208,394,072
                                             ================       ===============       ================
NET ASSETS ATTRIBUTABLE TO:
   Accumulation Units Outstanding ........   $     69,887,559       $    37,919,732       $    208,323,606
   Contracts in Payout (Annuitization)
      Period .............................              6,955                 2,205                 70,466
   Funds Retained in Separate Account A
      by VALIC ...........................                 --                    --                     --
                                             ----------------       ---------------       ----------------
TOTAL NET ASSETS .........................   $     69,894,514       $    37,921,937       $    208,394,072
                                             ================       ===============       ================
TOTAL UNITS OUTSTANDING ..................    115,210,872.856        55,785,221.742        303,049,273.562
                                             ================       ===============       ================
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008
INVESTMENT INCOME:
   Dividends From Mutual Funds ...........   $         83,633       $            --       $      3,873,171
EXPENSES:
   Mortality And Expense Risk Charge .....            968,094               522,292              3,065,367
   Reimbursements Of Expenses ............                 --                    --                     --
                                             ----------------       ---------------       ----------------
Net Investment Income (Loss) .............   $       (884,461)      $      (522,292)      $        807,804
                                             ----------------       ---------------       ----------------
NET REALIZED GAINS (LOSSES) ON
   INVESTMENTS:
   Net Realized Gains (Losses) on Sale
      of Fund Shares .....................   $     (4,094,731)      $    (1,534,580)      $     (9,431,791)
   Realized Gain Distributions
      From Mutual Funds ..................          3,133,943             4,995,781             21,864,788
                                             ----------------       ---------------       ----------------
Net Realized Gains (Losses) ..............           (960,788)            3,461,201             12,432,997
                                             ----------------       ---------------       ----------------
Net Change in Unrealized Appreciation
   (Depreciation) During The Period ......        (47,119,796)          (30,548,051)          (205,267,739)
                                             ----------------       ---------------       ----------------
INCREASE (DECREASE) IN NET ASSETS FROM
   OPERATIONS ............................   $    (48,965,045)      $   (27,609,142)      $   (192,026,938)
                                             ================       ===============       ================

The accompanying notes are an integral part of these financial statements.

                               SEPARATE ACCOUNT A
                                       OF

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                       STATEMENT OF OPERATIONS (CONTINUED)

                                            AIG RETIREMENT CO. I  AIG RETIREMENT CO. I  AIG RETIREMENT CO. I
                                               GLOBAL STRATEGY        FOREIGN VALUE         REAL ESTATE
                                                    FUND                   FUND                 FUND
STATEMENT OF ASSETS AND LIABILITIES              DIVISION 88           DIVISION 89        DIVISION 101 (1)
                                            --------------------  --------------------  --------------------
AS OF DECEMBER 31, 2008
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual Funds,
      at Fair Value ......................    $    369,049,617      $    565,647,002       $    195,460,177
   Balance Due From (To) VALIC General
      Account, Net .......................            (273,631)              230,509                175,741
   Receivable (Payable) For Mutual Fund
      Sales (Purchases), Net .............           1,072,581             1,438,397                175,976
                                              ----------------      ----------------       ----------------
Net Assets & Liabilities .................    $    369,848,567      $    567,315,908       $    195,811,894
                                              ================      ================       ================
CONTRACT OWNER RESERVES AND CAPITAL
   SURPLUS:
   Reserves For Redeemable Annuity
      Contracts (Net of Applicable
      Contract Loans - Partial
         Withdrawals with Right of
         Reinvestment) ...................    $    369,509,379      $    567,206,566       $    189,333,671
   Reserves For Annuity Contracts On
      Benefit ............................             339,188               109,342                     --
                                              ----------------      ----------------       ----------------
Total Contract Owner Reserves ............         369,848,567           567,315,908            189,333,671
   Capital Surplus .......................                  --                    --              6,478,223
                                              ----------------      ----------------       ----------------
Total Contract Owner Reserves and Capital
   Surplus ...............................    $    369,848,567      $    567,315,908       $    195,811,894
                                              ================      ================       ================
NET ASSETS ATTRIBUTABLE TO:
   Accumulation Units Outstanding ........    $    369,509,379      $    567,206,566       $    189,333,671
   Contracts in Payout (Annuitization)
      Period .............................             339,188               109,342                     --
   Funds Retained in Separate Account A
      by VALIC ...........................                  --                    --              6,478,223
                                              ----------------      ----------------       ----------------
TOTAL NET ASSETS .........................    $    369,848,567      $    567,315,908       $    195,811,894
                                              ================      ================       ================
TOTAL UNITS OUTSTANDING ..................     354,647,251.355       765,920,954.384        294,038,969.675
                                              ================      ================       ================
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008
INVESTMENT INCOME:
   Dividends From Mutual Funds ...........    $     25,756,833      $     28,153,788       $      2,720,613
EXPENSES:
   Mortality And Expense Risk Charge .....           4,296,145             7,916,831                314,758
   Reimbursements Of Expenses ............                  --                    --                     --
                                              ----------------      ----------------       ----------------
Net Investment Income (Loss) .............    $     21,460,688      $     20,236,957       $      2,405,855
                                              ----------------      ----------------       ----------------
NET REALIZED GAINS (LOSSES) ON
   INVESTMENTS:
   Net Realized Gains (Losses) on Sale
      of Fund Shares .....................    $      2,283,833      $      1,695,668       $     (2,014,124)
   Realized Gain Distributions
      From Mutual Funds ..................           9,210,238            61,476,927                111,490
                                              ----------------      ----------------       ----------------
Net Realized Gains (Losses) ..............          11,494,071            63,172,595             (1,902,634)
                                              ----------------      ----------------       ----------------
Net Change in Unrealized Appreciation
   (Depreciation) During The Period ......        (141,703,510)         (542,195,426)           (22,649,276)
                                              ----------------      ----------------       ----------------
INCREASE (DECREASE) IN NET ASSETS FROM
   OPERATIONS ............................    $   (108,748,751)     $   (458,785,874)      $    (22,146,055)
                                              ================      ================       ================

(1)  Fund commenced operations on March 7, 2008.

The accompanying notes are an integral part of these financial statements.

                               SEPARATE ACCOUNT A
                                       OF
                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2008

                                                                              NET ASSET
                                                                                VALUE      NET ASSET
UNDERLYING FUND                                      DIVISION      SHARES     PER SHARE      VALUE          COST      LEVEL /(3)/
--------------------------------------------------   -------- --------------- --------- -------------- -------------- -----------
AIG Retirement Co. I Capital Conservation Fund .....     1        287,553.568   $ 8.53  $    2,452,831 $    2,745,545      1
AIG Retirement Co. I Money Market I Fund ...........     2      1,344,168.469     1.00       1,344,168      1,344,169      1
AIG Retirement Co. I Mid Cap Index Fund ............     4    126,448,820.788    12.31   1,556,584,984  2,537,172,941      1
AIG Retirement Co. I Asset Allocation Fund .........     5     14,511,288.454     7.77     112,752,711    164,308,430      1
AIG Retirement Co. I Money Market I Fund ...........     6    496,778,723.362     1.00     496,778,723    496,778,720      1
AIG Retirement Co. I Capital Conservation Fund .....     7     12,820,428.192     8.53     109,358,252    122,388,309      1
AIG Retirement Co. I Government Securities Fund ....     8     14,423,254.493    11.12     160,386,590    151,296,590      1
AIG Retirement Co. I Stock Index Fund ..............    10A     5,847,035.073    18.59     108,696,382    154,863,301      1
AIG Retirement Co. I Stock Index Fund ..............    10B       543,699.891    18.59      10,107,381     14,225,492      1
AIG Retirement Co. I Stock Index Fund ..............    10C   123,713,033.244    18.59   2,299,825,288  3,542,579,107      1
AIG Retirement Co. I Stock Index Fund ..............    10D       685,088.232    18.59      12,735,790     18,744,842      1
AIG Retirement Co. I International Equities Fund ...     11   138,383,092.917     4.80     664,238,846  1,145,255,338      1
AIG Retirement Co. I Global Social Awareness Fund ..     12    28,598,404.880    10.42     297,995,379    512,749,640      1
AIG Retirement Co. I International Government
   Bond Fund .......................................     13    13,949,108.693    11.22     156,509,000    171,716,185      1
AIG Retirement Co. I Small Cap Index Fund ..........     14    69,813,491.164     9.28     647,869,198  1,073,498,067      1
AIG Retirement Co. I Core Equity Fund ..............     15    23,401,153.175     9.01     210,844,390    322,949,539      1
AIG Retirement Co. I Growth & Income Fund ..........     16     8,042,517.415     9.13      73,428,184    113,211,795      1
AIG Retirement Co. I Science & Technology Fund .....     17    58,396,713.424     7.94     463,669,905    863,616,465      1
AIG Retirement Co. I Small Cap Fund ................     18    39,637,618.421     6.08     240,996,720    390,707,858      1
AIG Retirement Co. I International Growth I Fund ...     20    54,542,160.357     7.54     411,247,889    544,676,615      1
AIG Retirement Co. I Core Value Fund ...............     21    16,483,283.152     6.52     107,471,006    158,437,296      1
Vanguard Long-Term Investment-Grade Fund ...........     22    18,501,261.009     8.72     161,330,996    168,499,868      1
Vanguard Long-Term Treasury Fund ...................     23    34,194,702.330    13.38     457,525,117    394,676,270      1
Vanguard Windsor II Fund ...........................     24    59,031,472.841    19.11   1,128,091,446  1,736,110,574      1
Vanguard Wellington Fund ...........................     25    50,161,013.830    24.43   1,225,433,568  1,527,894,149      1
AIG Retirement Co. II International Small Cap
   Equity ..........................................     33    55,786,400.170     9.25     516,024,202    870,811,233      1
AIG Retirement Co. II Small Cap Growth Fund ........     35     4,032,826.729     7.52      30,326,857     51,162,304      1
AIG Retirement Co. II Small Cap Value Fund .........     36    26,197,939.709     8.74     228,969,993    356,520,328      1
AIG Retirement Co. II Mid Cap Growth Fund ..........     37    28,911,402.838     4.58     132,414,225    222,752,137      1
AIG Retirement Co. II Mid Cap Value Fund ...........     38    38,354,690.383    10.27     393,902,670    645,780,389      1
AIG Retirement Co. II Capital Appreciation Fund ....     39     3,629,047.295     6.47      23,479,936     38,000,093      1
AIG Retirement Co. II Large Cap Value Fund .........     40    17,457,391.212     8.99     156,941,947    256,281,920      1
AIG Retirement Co. II Socially Responsible Fund ....     41    78,030,447.237     7.60     593,031,399    976,223,099      1
AIG Retirement Co. II Money Market II Fund .........     44   316,406,322.198     1.00     316,406,322    316,406,321      1
AIG Retirement Co. I Nasdaq-100(R) Index Fund ......     46    16,497,856.558     3.25      53,618,034     80,424,317      1
AIG Retirement Co. II Aggressive Growth Lifestyle
   Fund ............................................     48    12,089,315.404     5.88      71,085,175    119,917,197      1
AIG Retirement Co. II Moderate Growth Lifestyle
   Fund ............................................     49    13,606,514.065     8.68     118,104,542    161,637,366      1
AIG Retirement Co. II Conservative Growth
   Lifestyle Fund ..................................     50     5,805,785.120     8.50      49,349,174     61,264,854      1
Vanguard LifeStrategy Growth Fund ..................     52     5,955,592.688    16.00      95,289,483    131,065,593      1
Vanguard LifeStrategy Moderate Growth Fund .........     53     7,371,918.435    15.08     111,168,530    141,190,368      1
Vanguard LifeStrategy Conservative Growth Fund .....     54     3,453,315.579    13.30      45,929,097     55,763,491      1
AIG Retirement Co. II Core Bond Fund ...............     58    12,219,749.663     8.90     108,755,772    122,763,254      1
AIG Retirement Co. II Strategic Bond Fund ..........     59    30,288,274.476     8.66     262,296,457    331,385,503      1
AIG Retirement Co. II High Yield Bond Fund .........     60    25,632,209.708     5.23     134,056,457    216,374,857      1
Ariel Fund .........................................     68     8,580,105.167    23.60     202,490,482    421,132,251      1
Ariel Appreciation Fund ............................     69     7,474,431.391    21.78     162,793,116    301,027,866      1
Lou Holland Growth Fund ............................     70     2,314,575.736    12.90      29,858,027     41,421,714      1
AIG Retirement Co. I Blue Chip Growth Fund .........     72    42,534,477.291     6.28     267,116,517    405,172,181      1
AIG Retirement Co. I Health Sciences Fund ..........     73    20,450,244.675     6.95     142,129,200    206,370,478      1
AIG Retirement Co. I Value Fund ....................     74    23,241,943.034     6.46     150,142,952    246,327,821      1

   The accompanying notes are an integral part of these financial statements.

                               SEPARATE ACCOUNT A
                                       OF
                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2008

                                                                            NET ASSET
                                                                              VALUE       NET ASSET
UNDERLYING FUND                                    DIVISION      SHARES     PER SHARE       VALUE           COST       LEVEL /(3)/
-------------------------------------------------- -------- --------------- ---------  --------------  --------------  -----------
AIG Retirement Co. I Broad Cap Value Income Fund .     75     2,416,619.267    7.06        17,061,332      25,446,300       1
AIG Retirement Co. I Large Cap Core Fund .........     76    13,327,514.627    7.11        94,758,629     126,606,556       1
AIG Retirement Co. I Inflation Protected Fund ....     77    16,685,395.408    8.99       150,001,705     166,806,250       1
AIG Retirement Co. I Growth Fund .................     78    80,051,802.823    6.91       553,157,958     749,885,450       1
AIG Retirement Co. I Large Capital Growth Fund ...     79    40,254,675.357    7.71       310,363,547     430,236,994       1
AIG SunAmerica 2010 High Watermark Fund /(2)/ ....     80                --      --                --              --       1
AIG SunAmerica 2015 High Watermark Fund ..........     81     2,979,304.708    9.77        29,107,807      31,646,870       1
AIG SunAmerica 2020 High Watermark Fund ..........     82     1,384,486.131    8.58        11,878,891      14,688,465       1
AIG Retirement Co. I Mid Cap Strategic Growth
   Fund ..........................................     83    27,245,361.654    6.65       181,181,655     310,607,823       1
AIG Retirement Co. I Small Cap Special Values
   Fund ..........................................     84    25,724,133.956    5.89       151,515,149     263,853,096       1
AIG Retirement Co. I Small Mid Growth Fund .......     85    11,757,154.714    5.94        69,837,499     118,126,417       1
AIG Retirement Co. I Small Cap Aggressive Growth
   Fund ..........................................     86     6,323,653.756    5.99        37,878,686      63,383,247       1
AIG Retirement Co. I Global Equity Fund ..........     87    35,928,568.048    5.79       208,026,409     374,737,307       1
AIG Retirement Co. I Global Strategy Fund ........     88    40,027,073.448    9.22       369,049,617     450,981,605       1
AIG Retirement Co. I Foreign Value Fund ..........     89    93,187,314.992    6.07       565,647,002     972,281,591       1
AIG Retirement Co. I Real Estate Fund /(1)/ ......    101    30,636,391.334    6.38    195,460,177.00  218,109,453.00       1

/(1)/ Funds commenced operations on March 7, 2008.

/(2)/ Fund closed April 21, 2008.

/(3)/ Represents the level within the fair value hieracrchy under which the portfolio is classified as defined in FAS 157 and described in Note 3 to the financial statements.

   The accompanying notes are an integral part of these financial statements.

                               SEPARATE ACCOUNT A
                                       OF
                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                       STATEMENTS OF CHANGES IN NET ASSETS

                                               AIG RETIREMENT CO. I        AIG RETIREMENT CO. I        AIG RETIREMENT CO. I
                                               CAPITAL CONSERVATION        CAPITAL CONSERVATION         MONEY MARKET I FUND
                                                       FUND                        FUND                        FUND
                                                    DIVISION 1                  DIVISION 7                  DIVISION 2
                                            --------------------------  --------------------------  --------------------------
                                               FOR THE       FOR THE       FOR THE       FOR THE       FOR THE       FOR THE
                                             YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                            DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                2008          2007          2008          2007          2008          2007
                                            ------------  ------------  ------------  ------------  ------------  ------------
OPERATIONS:
   Net Investment Income (Loss) ..........   $  166,946    $  131,346   $  7,404,481  $  8,197,908   $   16,817    $   54,318
   Net Realized Gains (Losses) From
      Securities Transactions ............       (2,342)       35,511       (463,011)    2,479,415           --            --
   Net Change In Unrealized Appreciation
      (Depreciation) During The Period ...     (271,769)      (88,967)   (12,056,903)   (5,625,826)          --            --
                                             ----------    ----------   ------------  ------------   ----------    ----------
Increase (Decrease) In Net Assets From
   Operations ............................     (107,165)       77,890     (5,115,433)    5,051,497       16,817        54,318
                                             ----------    ----------   ------------  ------------   ----------    ----------
PRINCIPAL TRANSACTIONS:
   Purchase Payments .....................       31,537       148,690     10,140,908    18,240,301       41,573        36,446
   Surrenders Of Accumulation Units By
      Terminations And Withdrawals .......     (325,074)     (571,968)   (16,318,335)  (21,607,518)    (410,253)     (160,782)
   Annuity Benefit Payments ..............          (77)           --         (4,736)       (4,935)          --            --
   Amounts Transferred From (To) Other
      Divisions Or VALIC General
      Account, Net .......................        5,235       (71,962)   (54,393,608)  (34,734,884)     379,934      (100,514)
   Contract Charges ......................       (1,803)       (1,958)       (27,064)      (35,912)        (625)         (825)
   Return Of Capital To VALIC ............           --            --             --            --           --            --
   Capital Contributed by VALIC ..........           --            --             --            --           --            --
                                             ----------    ----------   ------------  ------------   ----------    ----------
   Increase (Decrease) In Net Assets
      Resulting From Principal
      Transactions .......................     (290,182)     (497,198)   (60,602,835)  (38,142,948)      10,629      (225,675)
                                             ----------    ----------   ------------  ------------   ----------    ----------
Total Increase (Decrease) In Net Assets ..     (397,347)     (419,308)   (65,718,268)  (33,091,451)      27,446      (171,357)
NET ASSETS:
Beginning Of Period ......................    2,849,671     3,268,979    175,111,541   208,202,992    1,316,532     1,487,889
                                             ----------    ----------   ------------  ------------   ----------    ----------
End Of Period ............................   $2,452,324    $2,849,671   $109,393,273  $175,111,541   $1,343,978    $1,316,532
                                             ==========    ==========   ============  ============   ==========    ==========

   The accompanying notes are an integral part of these financial statements.

                               SEPARATE ACCOUNT A
                                       OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                              AIG RETIREMENT CO. I            AIG RETIREMENT CO. I          AIG RETIREMENT CO. I
                                               MONEY MARKET I FUND                MID CAP INDEX               ASSET ALLOCATION
                                                      FUND                            FUND                          FUND
                                                   DIVISION 6                      DIVISION 4                    DIVISION 5
                                          ----------------------------  -------------------------------  --------------------------
                                             FOR THE        FOR THE         FOR THE          FOR THE        FOR THE       FOR THE
                                            YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED    YEAR ENDED
                                           DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,  DECEMBER 31,
                                               2008           2007            2008            2007           2008          2007
                                          -------------  -------------  ---------------  --------------  ------------  ------------
OPERATIONS:
   Net Investment Income (Loss) ......... $   6,047,579  $  15,375,867  $     6,636,374  $    6,652,471  $  3,123,979  $  3,147,817
   Net Realized Gains (Losses) From
      Securities Transactions ...........            --             --      245,612,778     263,799,643    (3,081,040)    8,733,747
   Net Change In Unrealized Appreciation
      (Depreciation) During The Period ..            --             --   (1,215,208,133)   (105,598,116)  (36,230,336)   (3,022,731)
                                          -------------  -------------  ---------------  --------------  ------------  ------------
Increase (Decrease) In Net Assets From
   Operations ...........................     6,047,579     15,375,867     (962,958,981)    164,853,998   (36,187,397)    8,858,833
                                          -------------  -------------  ---------------  --------------  ------------  ------------
PRINCIPAL TRANSACTIONS:
   Purchase Payments ....................   192,638,195    241,272,074      233,444,043     311,398,217     8,685,968    10,645,627
   Surrenders Of Accumulation Units By
      Terminations And Withdrawals ......  (130,526,656)   (72,955,887)    (218,306,412)   (246,214,320)  (14,997,125)  (16,660,432)
   Annuity Benefit Payments .............        (1,421)        (1,435)        (143,363)       (101,977)      (24,311)      (25,345)
   Amounts Transferred From (To) Other
      Divisions Or VALIC General
      Account, Net ......................   (23,869,805)  (116,098,157)    (403,296,603)    115,349,611   (12,796,063)   (5,248,408)
   Contract Charges .....................      (188,725)      (178,938)        (353,528)       (415,205)      (29,986)      (34,264)
   Return Of Capital To VALIC ...........            --             --               --              --            --            --
   Capital Contributed by VALIC .........            --             --               --              --            --            --
                                          -------------  -------------  ---------------  --------------  ------------  ------------
   Increase (Decrease) In Net Assets
      Resulting From Principal
      Transactions ......................    38,051,588     52,037,657     (388,655,863)    180,016,326   (19,161,517)  (11,322,822)
                                          -------------  -------------  ---------------  --------------  ------------  ------------
Total Increase (Decrease) In Net Assets .    44,099,167     67,413,524   (1,351,614,844)    344,870,324   (55,348,914)   (2,463,989)
NET ASSETS:
Beginning Of Period .....................   452,807,674    385,394,150    2,908,268,863   2,563,398,539   168,100,960   170,564,949
                                          -------------  -------------  ---------------  --------------  ------------  ------------
End Of Period ........................... $ 496,906,841  $ 452,807,674  $ 1,556,654,019  $2,908,268,863  $112,752,046  $168,100,960
                                          =============  =============  ===============  ==============  ============  ============

   The accompanying notes are an integral part of these financial statements.

                               SEPARATE ACCOUNT A
                                       OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                             AIG RETIREMENT CO. I         AIG RETIREMENT CO. I        AIG RETIREMENT CO. I
                                             GOVERNMENT SECURITIES             STOCK INDEX                STOCK INDEX
                                                     FUND                         FUND                        FUND
                                                  DIVISION 8                   DIVISION 10A                DIVISION 10B
                                          --------------------------  ---------------------------  --------------------------
                                             FOR THE       FOR THE       FOR THE       FOR THE       FOR THE       FOR THE
                                           YEAR ENDED    YEAR ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                          DECEMBER 31,  DECEMBER 31,   DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                              2008          2007           2008          2007          2008          2007
                                          ------------  ------------  -------------  ------------  ------------  ------------
OPERATIONS:
   Net Investment Income (Loss) ......... $  2,294,042  $  3,405,539  $   1,765,852  $  1,048,890  $   260,226   $   213,595
   Net Realized Gains (Losses) From
      Securities Transactions ...........    1,000,334    (1,174,729)    18,959,067    23,234,424    1,703,225     1,710,078
   Net Change In Unrealized Appreciation
      (Depreciation) During The Period ..    8,371,757     3,941,845    (93,674,393)  (14,664,232)  (8,501,131)     (997,394)
                                          ------------  ------------  -------------  ------------  -----------   -----------
Increase (Decrease) In Net Assets From
   Operations ...........................   11,666,133     6,172,655    (72,949,474)    9,619,082   (6,537,680)      926,279
                                          ------------  ------------  -------------  ------------  -----------   -----------
PRINCIPAL TRANSACTIONS:
   Purchase Payments ....................   11,612,674     7,076,995        694,303     1,321,266      (63,622)      194,801
   Surrenders Of Accumulation Units By
      Terminations And Withdrawals ......  (16,890,964)  (11,317,985)   (22,200,730)  (32,250,666)  (1,489,116)   (1,867,384)
   Annuity Benefit Payments .............      (36,460)      (35,448)      (463,013)     (649,932)     (56,355)     (101,135)
   Amounts Transferred From (To) Other
      Divisions Or VALIC General
      Account, Net ......................   51,473,607       829,017     (5,496,547)   (2,303,953)    (425,013)     (170,273)
   Contract Charges .....................      (24,697)      (23,897)            --            --           --            --
   Return Of Capital To VALIC ...........           --            --             --            --           --            --
   Capital Contributed by VALIC .........           --            --             --            --           --            --
                                          ------------  ------------  -------------  ------------  -----------   -----------
   Increase (Decrease) In Net Assets
      Resulting From Principal
      Transactions ......................   46,134,160    (3,471,318)   (27,465,987)  (33,883,285)  (2,034,106)   (1,943,991)
                                          ------------  ------------  -------------  ------------  -----------   -----------
Total Increase (Decrease) In Net Assets .   57,800,293     2,701,337   (100,415,461)  (24,264,203)  (8,571,786)   (1,017,712)
NET ASSETS:
Beginning Of Period .....................  102,607,074    99,905,737    209,089,731   233,353,934   18,680,883    19,698,595
                                          ------------  ------------  -------------  ------------  -----------   -----------
End Of Period ........................... $160,407,367  $102,607,074  $ 108,674,270  $209,089,731  $10,109,097   $18,680,883
                                          ============  ============  =============  ============  ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                               SEPARATE ACCOUNT A
                                       OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                  AIG RETIREMENT CO. I          AIG RETIREMENT CO. I
                                                      STOCK INDEX                   STOCK INDEX
                                                          FUND                          FUND
                                                       DIVISION 10C                  DIVISION 10D
                                            -------------------------------  --------------------------
                                                FOR THE          FOR THE        FOR THE       FOR THE
                                               YEAR ENDED      YEAR ENDED     YEAR ENDED    YEAR ENDED
                                              DECEMBER 31,    DECEMBER 31,   DECEMBER 31,  DECEMBER 31,
                                                  2008            2007           2008          2007
                                            ---------------  --------------  ------------  ------------
OPERATIONS:
   Net Investment Income (Loss) ..........  $    38,528,457  $   27,465,385  $    211,389  $   122,710
   Net Realized Gains (Losses) From
      Securities Transactions ............      416,206,232     463,491,244     2,139,773    2,529,396
   Net Change In Unrealized Appreciation
      (Depreciation) During The Period ...   (2,001,379,501)   (300,919,802)  (10,704,909)  (1,553,823)
                                            ---------------  --------------  ------------  -----------
Increase (Decrease) In Net Assets From
   Operations ............................   (1,546,644,812)    190,036,827    (8,353,747)   1,098,283
                                            ---------------  --------------  ------------  -----------
PRINCIPAL TRANSACTIONS:
   Purchase Payments .....................      291,929,087     420,314,104       212,088      588,900
   Surrenders Of Accumulation Units By
      Terminations And Withdrawals .......     (357,645,584)   (449,409,042)   (2,292,024)  (4,018,707)
   Annuity Benefit Payments ..............         (307,429)       (341,738)      (11,480)     (13,830)
   Amounts Transferred From (To) Other
      Divisions Or VALIC General
      Account, Net .......................     (681,322,068)   (241,781,452)   (1,136,339)    (211,917)
   Contract Charges ......................         (721,549)       (854,334)       (5,270)      (6,650)
   Return Of Capital To VALIC ............               --              --            --           --
   Capital Contributed by VALIC ..........               --              --            --           --
                                            ---------------  --------------  ------------  -----------
   Increase (Decrease) In Net Assets
      Resulting From Principal
      Transactions .......................     (748,067,543)   (272,072,462)   (3,233,025)  (3,662,204)
                                            ---------------  --------------  ------------  -----------
Total Increase (Decrease) In Net Assets ..   (2,294,712,355)    (82,035,635)  (11,586,772)  (2,563,921)
NET ASSETS:
Beginning Of Period ......................    4,594,787,994   4,676,823,629    24,321,125   26,885,046
                                            ---------------  --------------  ------------  -----------
End Of Period ............................  $ 2,300,075,639  $4,594,787,994  $ 12,734,353  $24,321,125
                                            ===============  ==============  ============  ===========

                                                 AIG RETIREMENT CO. I
                                               INTERNATIONAL EQUITIES
                                                         FUND
                                                      DIVISION 11
                                            ------------------------------
                                                FOR THE         FOR THE
                                              YEAR ENDED      YEAR ENDED
                                             DECEMBER 31,    DECEMBER 31,
                                                 2008            2007
                                            --------------  --------------
OPERATIONS:
   Net Investment Income (Loss) ..........  $   21,898,687  $   14,951,050
   Net Realized Gains (Losses) From
      Securities Transactions ............     110,371,840      77,603,341
   Net Change In Unrealized Appreciation
      (Depreciation) During The Period ...    (622,277,765)    (21,175,286)
                                            --------------  --------------
Increase (Decrease) In Net Assets From
   Operations ............................    (490,007,238)     71,379,105
                                            --------------  --------------
PRINCIPAL TRANSACTIONS:
   Purchase Payments .....................     137,368,043     161,523,359
   Surrenders Of Accumulation Units By
      Terminations And Withdrawals .......     (77,188,112)    (74,557,780)
   Annuity Benefit Payments ..............         (22,926)        (21,482)
   Amounts Transferred From (To) Other
      Divisions Or VALIC General
      Account, Net .......................      28,652,135     (23,062,110)
   Contract Charges ......................        (139,331)       (159,657)
   Return Of Capital To VALIC ............              --              --
   Capital Contributed by VALIC ..........              --              --
                                            --------------  --------------
   Increase (Decrease) In Net Assets
      Resulting From Principal
      Transactions .......................      88,669,809      63,722,330
                                            --------------  --------------
Total Increase (Decrease) In Net Assets ..    (401,337,429)    135,101,435
NET ASSETS:
Beginning Of Period ......................   1,067,085,541     931,984,106
                                            --------------  --------------
End Of Period ............................  $  665,748,112  $1,067,085,541
                                            ==============  ==============

   The accompanying notes are an integral part of these financial statements.

                               SEPARATE ACCOUNT A
                                       OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                               AIG RETIREMENT CO. I         AIG RETIREMENT CO. I          AIG RETIREMENT CO. I
                                              GLOBAL SOCIAL AWARENESS       INT'L GOVERNMENT BOND            SMALL CAP INDEX
                                                       FUND                         FUND                          FUND
                                                    DIVISION 12                   DIVISION 13                  DIVISION 14
                                            ---------------------------  --------------------------  ------------------------------
                                                FOR THE       FOR THE       FOR THE       FOR THE       FOR THE          FOR THE
                                              YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                                             DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                                 2008          2007          2008          2007           2008            2007
                                            -------------  ------------  ------------  ------------  --------------  --------------
OPERATIONS:
   Net Investment Income (Loss) ..........  $   5,427,112  $  1,170,724  $  7,932,937  $  5,666,873  $    5,741,845  $    1,553,034
   Net Realized Gains (Losses) From
      Securities Transactions ............       (446,632)   57,659,688    (5,658,752)       88,452      58,911,492     132,287,668
   Net Change In Unrealized Appreciation
      (Depreciation) During The Period ...   (225,464,892)  (44,448,807)   (7,351,651)    2,040,444    (425,417,939)   (168,144,639)
                                            -------------  ------------  ------------  ------------  --------------  --------------
Increase (Decrease) In Net Assets From
   Operations ............................   (220,484,412)   14,381,605    (5,077,466)    7,795,769    (360,764,602)    (34,303,937)
                                            -------------  ------------  ------------  ------------  --------------  --------------
PRINCIPAL TRANSACTIONS:
   Purchase Payments .....................     48,639,186    37,997,369    12,322,316     9,057,433     120,948,502     167,591,177
   Surrenders Of Accumulation Units By
      Terminations And Withdrawals .......    (40,014,247)  (36,066,140)  (17,425,648)  (12,519,536)    (83,357,912)    (89,922,287)
   Annuity Benefit Payments ..............        (25,872)      (18,452)       (4,867)       (4,986)        (34,502)        (38,562)
   Amounts Transferred From (To) Other
      Divisions Or VALIC General
      Account, Net .......................     64,744,527     3,686,179    24,881,077     1,096,593    (182,400,269)    (16,999,057)
   Contract Charges ......................        (88,975)     (100,259)      (33,562)      (32,460)       (187,648)       (223,788)
   Return Of Capital To VALIC ............             --            --            --            --              --              --
   Capital Contributed by VALIC ..........             --            --            --            --              --              --
                                            -------------  ------------  ------------  ------------  --------------  --------------
   Increase (Decrease) In Net Assets
      Resulting From Principal
      Transactions .......................     73,254,619     5,498,697    19,739,316    (2,402,956)   (145,031,829)     60,407,483
                                            -------------  ------------  ------------  ------------  --------------  --------------
Total Increase (Decrease) In Net Assets ..   (147,229,793)   19,880,302    14,661,850     5,392,813    (505,796,431)     26,103,546
NET ASSETS:
Beginning Of Period ......................    445,278,487   425,398,185   141,878,509   136,485,696   1,153,993,933   1,127,890,387
                                            -------------  ------------  ------------  ------------  --------------  --------------
End Of Period ............................  $ 298,048,694  $445,278,487  $156,540,359  $141,878,509  $  648,197,502  $1,153,993,933
                                            =============  ============  ============  ============  ==============  ==============

   The accompanying notes are an integral part of these financial statements.

                               SEPARATE ACCOUNT A
                                       OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                AIG RETIREMENT CO. I        AIG RETIREMENT CO. I         AIG RETIREMENT CO. I
                                                    CORE EQUITY                GROWTH & INCOME           SCIENCE & TECHNOLOGY
                                                        FUND                        FUND                         FUND
                                                     DIVISION 15                  DIVISION 16                 DIVISION 17
                                            ---------------------------  --------------------------  ----------------------------
                                                FOR THE       FOR THE       FOR THE       FOR THE       FOR THE         FOR THE
                                              YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED
                                             DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                 2008          2007          2008          2007           2008           2007
                                            -------------  ------------  ------------  ------------  -------------  -------------
OPERATIONS:
   Net Investment Income (Loss) ..........  $     (89,478) $   (323,777) $    982,776  $    303,191  $  (7,051,176) $  (9,345,030)
   Net Realized Gains (Losses) From
      Securities Transactions ............    (11,911,449)    2,496,412     4,616,273     9,454,110    (68,960,234)  (106,048,731)
   Net Change In Unrealized Appreciation
      (Depreciation) During The Period ...   (124,840,825)    7,695,615   (51,822,963)   (1,686,020)  (348,278,008)   262,347,471
                                            -------------  ------------  ------------  ------------  -------------  -------------
Increase (Decrease) In Net Assets From
   Operations ............................   (136,841,752)    9,868,250   (46,223,914)    8,071,281   (424,289,418)   146,953,710
                                            -------------  ------------  ------------  ------------  -------------  -------------
PRINCIPAL TRANSACTIONS:
   Purchase Payments .....................     13,640,744    17,867,407     6,013,378     6,970,342     47,273,390     57,722,456
   Surrenders Of Accumulation Units By
      Terminations And Withdrawals .......    (33,429,952)  (43,880,200)  (11,459,087)  (13,820,080)   (71,389,485)  (102,289,137)
   Annuity Benefit Payments ..............        (19,072)      (24,394)       (5,838)       (7,299)       (33,721)       (39,017)
   Amounts Transferred From (To) Other
      Divisions Or VALIC General
      Account, Net .......................    (26,884,157)  (45,413,108)   (6,705,708)   (7,223,560)   (64,119,483)  (109,578,450)
   Contract Charges ......................       (103,863)     (122,590)      (27,634)      (31,665)      (318,383)      (377,670)
   Return Of Capital To VALIC ............             --            --            --            --             --             --
   Capital Contributed by VALIC ..........             --            --            --            --             --             --
                                            -------------  ------------  ------------  ------------  -------------  -------------
   Increase (Decrease) In Net Assets
      Resulting From Principal
      Transactions .......................    (46,796,300)  (71,572,885)  (12,184,889)  (14,112,262)   (88,587,682)  (154,561,818)
                                            -------------  ------------  ------------  ------------  -------------  -------------
Total Increase (Decrease) In Net Assets ..   (183,638,052)  (61,704,635)  (58,408,803)   (6,040,981)  (512,877,100)    (7,608,108)
NET ASSETS:
Beginning Of Period ......................    394,654,377   456,359,012   131,849,069   137,890,050    976,742,802    984,350,910
                                            -------------  ------------  ------------  ------------  -------------  -------------
End Of Period ............................  $ 211,016,325  $394,654,377  $ 73,440,266  $131,849,069  $ 463,865,702  $ 976,742,802
                                            =============  ============  ============  ============  =============  =============

   The accompanying notes are an integral part of these financial statements.

                               SEPARATE ACCOUNT A
                                       OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                AIG RETIREMENT CO. I          AIG RETIREMENT CO. I        AIG RETIREMENT CO. I
                                                      SMALL CAP              INTERNATIONAL GROWTH I            CORE VALUE
                                                        FUND                          FUND                        FUND
                                                     DIVISION 18                    DIVISION 20                DIVISION 21
                                            ----------------------------  ---------------------------  --------------------------
                                                FOR THE        FOR THE        FOR THE       FOR THE      FOR THE        FOR THE
                                              YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                             DECEMBER 31,   DECEMBER 31,   DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                 2008           2007           2008          2007          2008          2007
                                            -------------  -------------  -------------  ------------  ------------  ------------
OPERATIONS:
   Net Investment Income (Loss) ..........  $  (2,046,157) $  (4,847,103) $   4,093,350  $   (207,410) $  2,143,218  $  1,596,734
   Net Realized Gains (Losses) From
      Securities Transactions ............      5,356,800     85,027,233     15,983,840    35,592,813     4,964,749    22,607,526
   Net Change In Unrealized Appreciation
      (Depreciation) During The Period ...   (140,779,026)  (111,503,544)  (329,296,337)   46,263,422   (73,931,380)  (25,957,803)
                                            -------------  -------------  -------------  ------------  ------------  ------------
Increase (Decrease) In Net Assets From
   Operations ............................   (137,468,383)   (31,323,414)  (309,219,147)   81,648,825   (66,823,413)   (1,753,543)
                                            -------------  -------------  -------------  ------------  ------------  ------------
PRINCIPAL TRANSACTIONS:
   Purchase Payments .....................     17,027,147     23,319,907     52,972,121    52,922,774    10,616,376    14,920,427
   Surrenders Of Accumulation Units By
      Terminations And Withdrawals .......    (36,196,883)   (53,468,633)   (54,914,495)  (57,882,692)  (19,816,532)  (27,820,651)
   Annuity Benefit Payments ..............        (20,475)       (26,936)       (39,935)      (31,095)       (4,909)       (4,921)
   Amounts Transferred From (To) Other
      Divisions Or VALIC General
      Account, Net .......................    (32,674,781)   (70,522,112)    21,043,834    19,128,421   (23,040,854)  (21,940,140)
   Contract Charges ......................        (91,534)      (110,576)       (99,384)     (106,261)      (42,714)      (50,883)
   Return Of Capital To VALIC ............             --             --             --            --            --            --
   Capital Contributed by VALIC ..........             --             --             --            --            --            --
                                            -------------  -------------  -------------  ------------  ------------  ------------
   Increase (Decrease) In Net Assets
      Resulting From Principal
      Transactions .......................    (51,956,526)  (100,808,350)    18,962,141    14,031,147   (32,288,633)  (34,896,168)
                                            -------------  -------------  -------------  ------------  ------------  ------------
Total Increase (Decrease) In Net Assets ..   (189,424,909)  (132,131,764)  (290,257,006)   95,679,972   (99,112,046)  (36,649,711)
NET ASSETS:
Beginning Of Period ......................    430,453,476    562,585,240    702,017,094   606,337,122   206,675,529   243,325,240
                                            -------------  -------------  -------------  ------------  ------------  ------------
End Of Period ............................  $ 241,028,567  $ 430,453,476  $ 411,760,088  $702,017,094  $107,563,483  $206,675,529
                                            =============  =============  =============  ============  ============  ============

   The accompanying notes are an integral part of these financial statements.

                               SEPARATE ACCOUNT A
                                       OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                     VANGUARD
                                                     LONG-TERM                   VANGUARD                      VANGUARD
                                               INVESTMENT GRADE FUND        LONG-TERM TREASURY                WINDSOR II
                                                       FUND                        FUND                          FUND
                                                     DIVISION 22               DIVISION 23                   DIVISION 24
                                            --------------------------  --------------------------  ------------------------------
                                               FOR THE       FOR THE       FOR THE       FOR THE        FOR THE         FOR THE
                                             YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                                            DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                                2008          2007          2008          2007           2008            2007
                                            ------------  ------------  ------------  ------------  --------------  --------------
OPERATIONS:
   Net Investment Income (Loss) ..........  $  8,365,157  $ 10,031,402  $ 12,313,038  $ 10,877,170  $   26,315,119  $   18,870,716
   Net Realized Gains (Losses) From
      Securities Transactions ............    (5,103,293)   (1,283,374)    4,971,052       (81,881)    (19,442,246)    252,763,297
   Net Change In Unrealized Appreciation
      (Depreciation) During The Period ...    (2,303,445)   (3,817,641)   60,650,199    11,249,477    (684,119,020)   (249,997,423)
                                            ------------  ------------  ------------  ------------  --------------  --------------
Increase (Decrease) In Net Assets From
   Operations ............................       958,419     4,930,387    77,934,289    22,044,766    (677,246,147)     21,636,590
                                            ------------  ------------  ------------  ------------  --------------  --------------
PRINCIPAL TRANSACTIONS:
   Purchase Payments .....................    15,156,960    23,280,098    33,910,792    27,271,224     162,376,319     204,447,407
   Surrenders Of Accumulation Units By
      Terminations And Withdrawals .......   (21,014,738)  (21,804,678)  (45,021,514)  (30,768,649)   (175,977,432)   (193,623,283)
   Annuity Benefit Payments ..............        (4,922)       (5,233)       (5,533)       (4,128)        (77,188)        (56,381)
   Amounts Transferred From (To) Other
      Divisions Or VALIC General
      Account, Net .......................   (22,423,034)  (42,832,032)   98,145,964   (12,790,935)     27,166,947     (83,134,390)
   Contract Charges ......................       (33,328)      (43,702)      (64,169)      (65,940)       (337,537)       (332,254)
   Return Of Capital To VALIC ............            --            --            --            --              --              --
   Capital Contributed by VALIC ..........            --            --            --            --              --              --
                                            ------------  ------------  ------------  ------------  --------------  --------------
   Increase (Decrease) In Net Assets
      Resulting From Principal
      Transactions .......................   (28,319,062)  (41,405,547)   86,965,540   (16,358,428)     13,151,109     (72,698,901)
                                            ------------  ------------  ------------  ------------  --------------  --------------
Total Increase (Decrease) In Net Assets ..   (27,360,643)  (36,475,160)  164,899,829     5,686,338    (664,095,038)    (51,062,311)
NET ASSETS:
Beginning Of Period ......................   188,813,533   225,288,693   293,012,010   287,325,672   1,792,960,647   1,844,022,958
                                            ------------  ------------  ------------  ------------  --------------  --------------
End Of Period ............................  $161,452,890  $188,813,533  $457,911,839  $293,012,010  $1,128,865,609  $1,792,960,647
                                            ============  ============  ============  ============  ==============  ==============

   The accompanying notes are an integral part of these financial statements.

                               SEPARATE ACCOUNT A
                                       OF
                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                       VANGUARD                 AIG RETIREMENT CO. II       AIG RETIREMENT CO. II
                                                      WELLINGTON              INTERNATIONAL SMALL CAP          SMALL CAP GROWTH
                                                         FUND                        EQUITY  FUND                   FUND
                                                      DIVISION 25                   DIVISION 33                  DIVISION 35
                                            ------------------------------  ---------------------------  --------------------------
                                                FOR THE        FOR THE          FOR THE       FOR THE      FOR THE        FOR THE
                                              YEAR ENDED      YEAR ENDED      YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                             DECEMBER 31,    DECEMBER 31,    DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                 2008            2007            2008          2007          2008          2007
                                            --------------  --------------  -------------  ------------  ------------  ------------
OPERATIONS:
   Net Investment Income (Loss) ..........  $   35,031,744  $   32,927,468  $   2,788,778  $   (864,258) $   (292,163) $  (371,855)
   Net Realized Gains (Losses) From
      Securities Transactions ............        (276,508)    107,861,097     31,191,672    87,763,516      (498,344)   6,388,264
   Net Change In Unrealized Appreciation
      (Depreciation) During The Period ...    (424,537,434)    (30,482,077)  (349,603,167)  (63,476,597)  (22,533,369)  (4,611,497)
                                            --------------  --------------  -------------  ------------  ------------  -----------
Increase (Decrease) In Net Assets From
   Operations ............................    (389,782,198)    110,306,488   (315,622,717)   23,422,661   (23,323,876)   1,404,912
                                            --------------  --------------  -------------  ------------  ------------  -----------
PRINCIPAL TRANSACTIONS:
   Purchase Payments .....................     180,555,919     216,491,927    102,578,708   121,503,817     5,929,785    7,441,537
   Surrenders Of Accumulation Units By
      Terminations And Withdrawals .......    (197,644,754)   (166,020,343)   (54,635,885)  (53,011,679)   (3,819,971)  (4,629,989)
   Annuity Benefit Payments ..............        (279,001)        (71,788)        (5,602)       (3,869)       (1,410)      (1,789)
   Amounts Transferred From (To) Other
      Divisions Or VALIC General
      Account, Net .......................     (65,003,379)      8,413,133     26,645,169    94,679,582    (1,776,855)   1,527,406
   Contract Charges ......................        (283,884)       (307,005)      (120,414)     (139,586)      (10,507)     (10,953)
   Return Of Capital To VALIC ............              --              --             --            --            --           --
   Capital Contributed by VALIC ..........              --              --             --            --            --           --
                                            --------------  --------------  -------------  ------------  ------------  -----------
   Increase (Decrease) In Net Assets
      Resulting From Principal
      Transactions .......................     (82,655,099)     58,505,924     74,461,976   163,028,265       321,042    4,326,212
                                            --------------  --------------  -------------  ------------  ------------  -----------
Total Increase (Decrease) In Net Assets ..    (472,437,297)    168,812,412   (241,160,741)  186,450,926   (23,002,834)   5,731,124
NET ASSETS:
Beginning Of Period ......................   1,698,398,962   1,529,586,550    757,549,941   571,099,015    53,366,809   47,635,685
                                            --------------  --------------  -------------  ------------  ------------  -----------
End Of Period ............................  $1,225,961,665  $1,698,398,962  $ 516,389,200  $757,549,941  $ 30,363,975  $53,366,809
                                            ==============  ==============  =============  ============  ============  ===========

   The accompanying notes are an integral part of these financial statements.

                               SEPARATE ACCOUNT A
                                       OF
                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                               AIG RETIREMENT CO. II       AIG RETIREMENT CO. II       AIG RETIREMENT CO. II
                                                  SMALL CAP VALUE             MID CAP GROWTH              MID CAP VALUE
                                                       FUND                        FUND                        FUND
                                                    DIVISION 36                 DIVISION 37                 DIVISION 38
                                            --------------------------  --------------------------  ---------------------------
                                               FOR THE       FOR THE       FOR THE       FOR THE       FOR THE        FOR THE
                                             YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED    YEAR ENDED
                                            DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,  DECEMBER 31,
                                                2008          2007          2008          2007           2008          2007
                                            ------------  ------------  ------------  ------------  -------------  ------------
OPERATIONS:
   Net Investment Income (Loss) ..........  $    931,769  $   (103,554) $ (1,205,621)  $  (569,918) $  (1,124,588) $ (1,208,663)
   Net Realized Gains (Losses) From
      Securities Transactions ............     4,703,181    16,590,732      (521,684)   15,955,864    (15,043,561)   63,588,033
   Net Change In Unrealized Appreciation
      (Depreciation) During The Period ...   (96,110,692)  (39,929,025)  (94,988,077)   (7,275,166)  (233,513,514)  (57,433,064)
                                            ------------  ------------  ------------   -----------  -------------  ------------
Increase (Decrease) In Net Assets From
   Operations ............................   (90,475,742)  (23,441,847)  (96,715,382)    8,110,780   (249,681,663)    4,946,306
                                            ------------  ------------  ------------   -----------  -------------  ------------
PRINCIPAL TRANSACTIONS:
   Purchase Payments .....................    37,864,894    39,623,421    22,098,763     9,380,915     77,244,036    70,088,140
   Surrenders Of Accumulation Units By
      Terminations And Withdrawals .......   (21,818,428)  (18,213,178)  (15,134,002)   (7,130,839)   (50,384,415)  (42,421,179)
   Annuity Benefit Payments ..............        (4,878)       (4,498)          (14)           --        (14,028)      (13,038)
   Amounts Transferred From (To) Other
      Divisions Or VALIC General
      Account, Net .......................    57,919,050    86,395,041   129,330,385    21,629,932    143,911,330    28,083,621
   Contract Charges ......................       (87,361)      (41,630)      (67,979)      (14,089)       (72,346)      (79,399)
   Return Of Capital To VALIC ............            --            --            --            --             --            --
   Capital Contributed by VALIC ..........            --            --            --            --             --            --
                                            ------------  ------------  ------------   -----------  -------------  ------------
   Increase (Decrease) In Net Assets
      Resulting From Principal
      Transactions .......................    73,873,277   107,759,156   136,227,153    23,865,919    170,684,577    55,658,145
                                            ------------  ------------  ------------   -----------  -------------  ------------
Total Increase (Decrease) In Net Assets ..   (16,602,465)   84,317,309    39,511,771    31,976,699    (78,997,086)   60,604,451
NET ASSETS:
Beginning Of Period ......................   245,779,296   161,461,987    93,106,596    61,129,897    473,500,464   412,896,013
                                            ------------  ------------  ------------   -----------  -------------  ------------
End Of Period ............................  $229,176,831  $245,779,296  $132,618,367   $93,106,596  $ 394,503,378  $473,500,464
                                            ============  ============  ============   ===========  =============  ============

   The accompanying notes are an integral part of these financial statements.

                               SEPARATE ACCOUNT A
                                       OF
                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                               AIG RETIREMENT CO. II       AIG RETIREMENT CO. II          AIG RETIREMENT CO. II
                                               CAPITAL APPRECIATION           LARGE CAP VALUE             SOCIALLY RESPONSIBLE
                                                       FUND                        FUND                           FUND
                                                    DIVISION 39                 DIVISION 40                    DIVISION 41
                                            --------------------------  ---------------------------  ------------------------------
                                               FOR THE       FOR THE        FOR THE       FOR THE        FOR THE          FOR THE
                                             YEAR ENDED    YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED      YEAR ENDED
                                            DECEMBER 31,  DECEMBER 31,   DECEMBER 31,  DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                2008          2007           2008          2007            2008            2007
                                            ------------  ------------  -------------  ------------  --------------  --------------
OPERATIONS:
   Net Investment Income (Loss) ..........  $   (208,585)  $   (24,433) $   2,968,058  $  1,040,269  $    7,962,629  $    3,178,657
   Net Realized Gains (Losses) From
      Securities Transactions ............      (754,687)      980,192    (43,031,209)   30,158,047     (23,405,157)     61,604,143
   Net Change In Unrealized Appreciation
      (Depreciation) During The Period ...   (17,247,331)    1,666,868    (88,556,624)  (24,277,234)   (362,725,190)    (53,715,744)
                                            ------------   -----------  -------------  ------------  --------------  --------------
Increase (Decrease) In Net Assets From
   Operations ............................   (18,210,603)    2,622,627   (128,619,775)    6,921,082    (378,167,718)     11,067,056
                                            ------------   -----------  -------------  ------------  --------------  --------------
PRINCIPAL TRANSACTIONS:
   Purchase Payments .....................     5,996,394     3,069,631     38,049,279    56,840,647     133,092,946     146,483,801
   Surrenders Of Accumulation Units By
      Terminations And Withdrawals .......    (2,733,943)   (1,029,675)   (26,430,139)  (29,402,335)    (78,331,109)    (64,403,538)
   Annuity Benefit Payments ..............            --            --            (10)           --          (1,305)             --
   Amounts Transferred From (To) Other
      Divisions Or VALIC General
      Account, Net .......................     5,109,987    19,243,818   (118,962,177)   60,539,068    (113,000,007)    446,118,086
   Contract Charges ......................        (4,908)       (2,677)       (88,508)     (108,946)        (79,011)        (95,286)
   Return Of Capital To VALIC ............            --            --             --            --              --              --
   Capital Contributed by VALIC ..........            --            --             --            --              --              --
                                            ------------   -----------  -------------  ------------  --------------  --------------
   Increase (Decrease) In Net Assets
      Resulting From Principal
      Transactions .......................     8,367,530    21,281,097   (107,431,555)   87,868,434     (58,318,486)    528,103,063
                                            ------------   -----------  -------------  ------------  --------------  --------------
Total Increase (Decrease) In Net Assets ..    (9,843,073)   23,903,724   (236,051,330)   94,789,516    (436,486,204)    539,170,119
NET ASSETS:
Beginning Of Period ......................    33,350,494     9,446,770    393,687,528   298,898,012   1,031,376,389     492,206,270
                                            ------------   -----------  -------------  ------------  --------------  --------------
End Of Period ............................  $ 23,507,421   $33,350,494  $ 157,636,198  $393,687,528  $  594,890,185  $1,031,376,389
                                            ============   ===========  =============  ============  ==============  ==============

   The accompanying notes are an integral part of these financial statements.

                               SEPARATE ACCOUNT A
                                       OF
                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                               AIG RETIREMENT CO. II       AIG RETIREMENT CO. I        AIG RETIREMENT CO. II
                                                  MONEY MARKET II          NASDAQ-100 (R) INDEX          AGGRESSIVE GROWTH
                                                       FUND                        FUND                   LIFESTYLE FUND
                                                    DIVISION 44                 DIVISION 46                 DIVISION 48
                                            --------------------------  --------------------------  --------------------------
                                               FOR THE       FOR THE       FOR THE       FOR THE      FOR THE        FOR THE
                                             YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                            DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                2008          2007          2008          2007          2008          2007
                                            ------------  ------------  ------------  ------------  ------------  ------------
OPERATIONS:
   Net Investment Income (Loss) ..........  $  5,079,828  $ 10,804,614  $   (565,110)  $  (745,038) $  1,316,043   $   785,373
   Net Realized Gains (Losses) From
      Securities Transactions ............            (1)           (1)    2,555,162     5,988,866    16,312,774    10,029,562
   Net Change In Unrealized Appreciation
      (Depreciation) During The Period ...             1             1   (43,507,378)    7,389,536   (51,243,642)   (4,468,996)
                                            ------------  ------------  ------------   -----------  ------------   -----------
Increase (Decrease) In Net Assets From
   Operations ............................     5,079,828    10,804,614   (41,517,326)   12,633,364   (33,614,825)    6,345,939
                                            ------------  ------------  ------------   -----------  ------------   -----------
PRINCIPAL TRANSACTIONS:
   Purchase Payments .....................   122,992,831   145,762,527     9,257,094     9,548,979    21,633,818    18,854,122
   Surrenders Of Accumulation Units By
      Terminations And Withdrawals .......   (87,786,142)  (50,979,885)   (8,538,004)   (8,295,285)   (9,331,739)   (5,079,363)
   Annuity Benefit Payments ..............        (4,081)       (4,151)         (393)         (474)           --            --
   Amounts Transferred From (To) Other
      Divisions Or VALIC General
      Account, Net .......................   (63,493,728)    8,419,794    (4,481,617)    4,946,963       500,080     6,073,209
   Contract Charges ......................       (41,520)      (34,216)      (19,062)      (20,840)      (28,303)      (24,614)
   Return Of Capital To VALIC ............            --            --            --            --            --            --
   Capital Contributed by VALIC ..........            --            --            --            --            --            --
                                            ------------  ------------  ------------   -----------  ------------   -----------
   Increase (Decrease) In Net Assets
      Resulting From Principal
      Transactions .......................   (28,332,640)  103,164,069    (3,781,982)    6,179,343    12,773,856    19,823,354
                                            ------------  ------------  ------------   -----------  ------------   -----------
Total Increase (Decrease) In Net Assets ..   (23,252,812)  113,968,683   (45,299,308)   18,812,707   (20,840,969)   26,169,293
NET ASSETS:
Beginning Of Period ......................   339,871,265   225,902,582    98,982,396    80,169,689    91,937,160    65,767,867
                                            ------------  ------------  ------------   -----------  ------------   -----------
End Of Period ............................  $316,618,453  $339,871,265  $ 53,683,088   $98,982,396  $ 71,096,191   $91,937,160
                                            ============  ============  ============   ===========  ============   ===========

   The accompanying notes are an integral part of these financial statements.

                               SEPARATE ACCOUNT A
                                       OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                               AIG RETIREMENT CO. II       AIG RETIREMENT CO. II       VANGUARD LIFESTRATEGY
                                                  MODERATE GROWTH           CONSERVATIVE GROWTH               GROWTH
                                                  LIFESTYLE FUND              LIFESTYLE FUND                   FUND
                                                    DIVISION 49                 DIVISION 50                 DIVISION 52
                                            --------------------------  --------------------------  ------------------------
                                               FOR THE       FOR THE       FOR THE       FOR THE      FOR THE        FOR THE
                                             YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                            DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                2008          2007          2008          2007          2008          2007
                                            ------------  ------------  ------------  ------------  ------------ -------------
OPERATIONS:
   Net Investment Income (Loss) ..........  $  2,338,964  $    878,950  $  1,046,154  $   416,783   $  1,458,338  $  1,529,955
   Net Realized Gains (Losses) From
      Securities Transactions ............     2,529,504    11,249,980      (200,497)   3,327,987      1,972,503     7,347,149
   Net Change In Unrealized Appreciation
      (Depreciation) During The Period ...   (45,987,499)   (3,599,921)  (12,248,023)  (1,048,873)   (53,550,448)   (1,850,268)
                                            ------------  ------------  ------------  -----------   ------------  ------------
Increase (Decrease) In Net Assets From
   Operations ............................   (41,119,031)    8,529,009   (11,402,366)   2,695,897    (50,119,607)    7,026,836
                                            ------------  ------------  ------------  -----------   ------------  ------------
PRINCIPAL TRANSACTIONS:
   Purchase Payments .....................    37,848,782    36,278,157    11,143,638   10,344,451     24,744,940    28,179,262
   Surrenders Of Accumulation Units By
      Terminations And Withdrawals .......   (13,998,902)   (7,139,088)   (6,559,889)  (4,109,166)   (14,141,927)  (10,855,795)
   Annuity Benefit Payments ..............          (421)         (500)           --           --             --            --
   Amounts Transferred From (To) Other
      Divisions Or VALIC General
      Account, Net .......................    (1,594,758)    2,632,515       888,122    7,120,617     (3,573,243)    4,966,138
   Contract Charges ......................       (38,880)      (34,080)      (11,359)      (9,464)       (29,998)      (28,334)
   Return Of Capital To VALIC ............            --            --            --           --             --            --
   Capital Contributed by VALIC ..........            --            --            --           --             --            --
                                            ------------  ------------  ------------  -----------   ------------  ------------
   Increase (Decrease) In Net Assets
      Resulting From Principal
      Transactions .......................    22,215,821    31,737,004     5,460,512   13,346,438      6,999,772    22,261,271
                                            ------------  ------------  ------------  -----------   ------------  ------------
Total Increase (Decrease) In Net Assets ..   (18,903,210)   40,266,013    (5,941,854)  16,042,335    (43,119,835)   29,288,107
NET ASSETS:
Beginning Of Period ......................   137,024,292    96,758,279    55,300,271   39,257,936    138,401,672   109,113,565
                                            ------------  ------------  ------------  -----------   ------------  ------------
End Of Period ............................  $118,121,082  $137,024,292  $ 49,358,417  $55,300,271   $ 95,281,837  $138,401,672
                                            ============  ============  ============  ===========   ============  ============

   The accompanying notes are an integral part of these financial statements.

                               SEPARATE ACCOUNT A
                                       OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                               VANGUARD LIFESTRATEGY       VANGUARD LIFESTRATEGY       AIG RETIREMENT CO. II
                                                  MODERATE GROWTH           CONSERVATIVE GROWTH              CORE BOND
                                                       FUND                        FUND                        FUND
                                                    DIVISION 53                 DIVISION 54                 DIVISION 58
                                            --------------------------  --------------------------  --------------------------
                                               FOR THE       FOR THE       FOR THE       FOR THE      FOR THE        FOR THE
                                             YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                            DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                2008          2007          2008          2007          2008          2007
                                            ------------  ------------  ------------  ------------  ------------  ------------
OPERATIONS:
   Net Investment Income (Loss) ..........  $  2,416,624  $  2,517,052  $  1,233,787  $ 1,201,286   $  7,125,389  $  5,155,892
   Net Realized Gains (Losses) From
      Securities Transactions ............     1,170,803     7,159,382       100,866    2,200,273     (2,407,560)      314,588
   Net Change In Unrealized Appreciation
      (Depreciation) During The Period ...   (44,804,317)   (1,913,846)  (13,235,579)    (625,064)   (13,701,659)     (524,990)
                                            ------------  ------------  ------------  -----------   ------------  ------------
Increase (Decrease) In Net Assets From
   Operations ............................   (41,216,890)    7,762,588   (11,900,926)   2,776,495     (8,983,830)    4,945,490
                                            ------------  ------------  ------------  -----------   ------------  ------------
PRINCIPAL TRANSACTIONS:
   Purchase Payments .....................    26,159,950    29,619,833     9,260,545    9,201,839     16,055,339    17,912,635
   Surrenders Of Accumulation Units By
      Terminations And Withdrawals .......   (18,575,479)  (12,260,450)   (8,845,304)  (5,421,468)   (19,173,235)  (12,066,330)
   Annuity Benefit Payments ..............          (494)         (573)           --           --         (1,727)       (1,353)
   Amounts Transferred From (To) Other
      Divisions Or VALIC General
      Account, Net .......................    (4,924,313)    2,233,394       588,308    4,567,304    (83,238,921)  106,564,096
   Contract Charges ......................       (32,482)      (33,142)      (10,598)     (10,663)       (20,073)      (19,289)
   Return Of Capital To VALIC ............            --            --            --           --             --            --
   Capital Contributed by VALIC ..........            --            --            --           --             --            --
                                            ------------  ------------  ------------  -----------   ------------  ------------
   Increase (Decrease) In Net Assets
      Resulting From Principal
      Transactions .......................     2,627,182    19,559,062       992,951    8,337,012    (86,378,617)  112,389,759
                                            ------------  ------------  ------------  -----------   ------------  ------------
Total Increase (Decrease) In Net Assets ..   (38,589,708)   27,321,650   (10,907,975)  11,113,507    (95,362,447)  117,335,249
NET ASSETS:
Beginning Of Period ......................   149,805,257   122,483,607    56,854,673   45,741,166    204,216,750    86,881,501
                                            ------------  ------------  ------------  -----------   ------------  ------------
End Of Period ............................  $111,215,549  $149,805,257  $ 45,946,698  $56,854,673   $108,854,303  $204,216,750
                                            ============  ============  ============  ===========   ============  ============

   The accompanying notes are an integral part of these financial statements.

                               SEPARATE ACCOUNT A
                                       OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                               AIG RETIREMENT CO. II       AIG RETIREMENT CO. II
                                                  STRATEGIC BOND              HIGH YIELD BOND                  ARIEL
                                                       FUND                        FUND                         FUND
                                                    DIVISION 59                 DIVISION 60                 DIVISION 68
                                            -------------------------  ---------------------------  ---------------------------
                                               FOR THE       FOR THE       FOR THE       FOR THE       FOR THE        FOR THE
                                             YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED    YEAR ENDED
                                            DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,  DECEMBER 31,
                                                2008          2007          2008          2007           2008          2007
                                            ------------  ------------  ------------  ------------  -------------  ------------
OPERATIONS:
   Net Investment Income (Loss) ..........  $ 21,772,827  $ 11,632,894  $ 14,732,238  $  9,379,496  $      91,668  $ (3,444,485)
   Net Realized Gains (Losses) From
      Securities Transactions ............    (2,883,290)    4,156,164    (5,758,514)    2,626,397    (22,109,132)   68,914,860
   Net Change In Unrealized Appreciation
      (Depreciation) During The Period ...   (67,698,085)   (6,475,332)  (72,687,182)  (12,332,359)  (181,278,964)  (75,631,189)
                                            ------------  ------------  ------------  ------------  -------------  ------------
Increase (Decrease) In Net Assets From
   Operations ............................   (48,808,548)    9,313,726   (63,713,458)     (326,466)  (203,296,428)  (10,160,814)
                                            ------------  ------------  ------------  ------------  -------------  ------------
PRINCIPAL TRANSACTIONS:
   Purchase Payments .....................    42,773,416    55,015,432    19,082,749    26,041,719     41,938,777    60,921,206
   Surrenders Of Accumulation Units By
      Terminations And Withdrawals .......   (34,120,333)  (21,169,760)  (19,709,851)  (15,127,286)   (37,814,137)  (55,007,587)
   Annuity Benefit Payments ..............       (62,076)       (1,071)         (360)         (331)       (36,366)      (48,104)
   Amounts Transferred From (To) Other
      Divisions Or VALIC General
      Account, Net .......................   (13,722,534)   45,932,483     2,925,736    61,914,256    (54,631,253)  (60,053,093)
   Contract Charges ......................       (43,951)      (43,545)      (35,074)      (35,676)       (94,460)     (118,280)
   Return Of Capital To VALIC ............            --            --            --            --             --            --
   Capital Contributed by VALIC ..........            --            --            --            --             --            --
                                            ------------  ------------  ------------  ------------  -------------  ------------
   Increase (Decrease) In Net Assets
      Resulting From Principal
      Transactions .......................    (5,175,478)   79,733,539     2,263,200    72,792,682    (50,637,439)  (54,305,858)
                                            ------------  ------------  ------------  ------------  -------------  ------------
Total Increase (Decrease) In Net Assets ..   (53,984,026)   89,047,265   (61,450,258)   72,466,216   (253,933,867)  (64,466,672)
NET ASSETS:
Beginning Of Period ......................   316,500,476   227,453,211   195,606,599   123,140,383    456,623,985   521,090,657
                                            ------------  ------------  ------------  ------------  -------------  ------------
End Of Period ............................  $262,516,450  $316,500,476  $134,156,341  $195,606,599  $ 202,690,118  $456,623,985
                                            ============  ============  ============  ============  =============  ============

   The accompanying notes are an integral part of these financial statements.

                               SEPARATE ACCOUNT A
                                       OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                       ARIEL                     LOU HOLLAND             AIG RETIREMENT CO. I
                                                    APPRECIATION                   GROWTH                  BLUE CHIP GROWTH
                                                        FUND                        FUND                        FUND
                                                    DIVISION 69                  DIVISION 70                 DIVISION 72
                                            ---------------------------  ---------------------------  --------------------------
                                                FOR THE       FOR THE       FOR THE       FOR THE       FOR THE        FOR THE
                                              YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED    YEAR ENDED
                                             DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,  DECEMBER 31,
                                                 2008          2007          2008          2007           2008          2007
                                            -------------  ------------  ------------  ------------  -------------  ------------
OPERATIONS:
   Net Investment Income (Loss) ..........  $  (1,008,888) $ (1,852,315) $   (356,025) $  (431,198)  $  (2,273,046) $   (806,209)
   Net Realized Gains (Losses) From
      Securities Transactions ............     14,200,637    55,011,533      (585,064)   3,042,811         485,643     6,018,450
   Net Change In Unrealized Appreciation
      (Depreciation) During The Period ...   (134,844,115)  (58,781,127)  (15,858,324)   1,555,715    (157,009,751)    6,943,383
                                            -------------  ------------  ------------  -----------   -------------  ------------
Increase (Decrease) In Net Assets From
   Operations ............................   (121,652,366)   (5,621,909)  (16,799,413)   4,167,328    (158,797,154)   12,155,624
                                            -------------  ------------  ------------  -----------   -------------  ------------
PRINCIPAL TRANSACTIONS:
   Purchase Payments .....................     25,995,264    37,725,510     3,517,295    4,715,831      49,474,239    18,661,691
   Surrenders Of Accumulation Units By
      Terminations And Withdrawals .......    (27,291,797)  (41,535,160)   (4,377,734)  (3,606,836)    (27,687,587)  (11,416,195)
   Annuity Benefit Payments ..............        (47,626)      (62,422)       (1,421)      (1,703)         (2,614)       (3,210)
   Amounts Transferred From (To) Other
      Divisions Or VALIC General
      Account, Net .......................    (39,821,451)  (53,742,629)   (1,822,170)  (8,373,668)    265,952,923    31,167,089
   Contract Charges ......................        (73,980)      (94,309)       (4,225)      (5,129)        (75,218)      (17,331)
   Return Of Capital To VALIC ............             --            --            --           --              --            --
   Capital Contributed by VALIC ..........             --            --            --           --              --            --
                                            -------------  ------------  ------------  -----------   -------------  ------------
   Increase (Decrease) In Net Assets
      Resulting From Principal
      Transactions .......................    (41,239,590)  (57,709,010)   (2,688,255)  (7,271,505)    287,661,743    38,392,044
                                            -------------  ------------  ------------  -----------   -------------  ------------
Total Increase (Decrease) In Net Assets ..   (162,891,956)  (63,330,919)  (19,487,668)  (3,104,177)    128,864,589    50,547,668
NET ASSETS:
Beginning Of Period ......................    325,746,635   389,077,554    49,460,282   52,564,459     140,092,174    89,544,506
                                            -------------  ------------  ------------  -----------   -------------  ------------
End Of Period ............................  $ 162,854,679  $325,746,635  $ 29,972,614  $49,460,282   $ 268,956,763  $140,092,174
                                            =============  ============  ============  ===========   =============  ============

   The accompanying notes are an integral part of these financial statements.

                               SEPARATE ACCOUNT A
                                       OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                               AIG RETIREMENT CO. I         AIG RETIREMENT CO. I         AIG RETIREMENT CO. I
                                                  HEALTH SCIENCES                  VALUE               BROAD CAP VALUE INCOME
                                                       FUND                         FUND                        FUND
                                                    DIVISION 73                  DIVISION 74                 DIVISION 75
                                            --------------------------  ---------------------------  --------------------------
                                               FOR THE       FOR THE       FOR THE        FOR THE       FOR THE       FOR THE
                                             YEAR ENDED    YEAR ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                            DECEMBER 31,  DECEMBER 31,   DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                2008          2007           2008          2007          2008          2007
                                            ------------  ------------  -------------  ------------  ------------  ------------
OPERATIONS:
   Net Investment Income (Loss) ..........  $ (1,742,848) $ (1,859,413) $     232,990  $  (476,080)  $    299,839  $   200,894
   Net Realized Gains (Losses) From
      Securities Transactions ............    16,313,757    27,088,099    (14,477,812)   7,562,037       (506,700)   2,040,608
   Net Change In Unrealized Appreciation
      (Depreciation) During The Period ...   (78,163,379)    3,955,725    (88,494,742)  (5,044,755)    (9,369,904)  (1,981,073)
                                            ------------  ------------  -------------  -----------   ------------  -----------
Increase (Decrease) In Net Assets From
   Operations ............................   (63,592,470)   29,184,411   (102,739,564)   2,041,202     (9,576,765)     260,429
                                            ------------  ------------  -------------  -----------   ------------  -----------
PRINCIPAL TRANSACTIONS:
   Purchase Payments .....................    19,172,157    20,970,204     37,040,894   16,227,353      2,244,288    3,217,804
   Surrenders Of Accumulation Units By
      Terminations And Withdrawals .......   (17,805,928)  (17,421,623)   (16,120,036)  (6,549,704)    (2,349,884)  (2,564,881)
   Annuity Benefit Payments ..............        (5,396)       (6,158)            (3)          --             --           --
   Amounts Transferred From (To) Other
      Divisions Or VALIC General
      Account, Net .......................    (2,761,413)  (11,467,891)   134,889,912    7,288,913     (2,367,535)    (411,484)
   Contract Charges ......................       (40,409)      (44,568)       (21,044)     (18,500)        (4,848)      (5,993)
   Return Of Capital To VALIC ............            --            --             --           --             --           --
   Capital Contributed by VALIC ..........            --            --             --           --             --           --
                                            ------------  ------------  -------------  -----------   ------------  -----------
   Increase (Decrease) In Net Assets
      Resulting From Principal
      Transactions .......................    (1,440,989)   (7,970,036)   155,789,723   16,948,062     (2,477,979)     235,446
                                            ------------  ------------  -------------  -----------   ------------  -----------
Total Increase (Decrease) In Net Assets ..   (65,033,459)   21,214,375     53,050,159   18,989,264    (12,054,744)     495,875
NET ASSETS:
Beginning Of Period ......................   207,344,020   186,129,645     97,179,954   78,190,690     29,131,522   28,635,647
                                            ------------  ------------  -------------  -----------   ------------  -----------
End Of Period ............................  $142,310,561  $207,344,020  $ 150,230,113  $97,179,954   $ 17,076,778  $29,131,522
                                            ============  ============  =============  ===========   ============  ===========

   The accompanying notes are an integral part of these financial statements.

                               SEPARATE ACCOUNT A
                                       OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                AIG RETIREMENT CO. I        AIG RETIREMENT CO. I         AIG RETIREMENT CO. I
                                                  LARGE CAP CORE            INFLATION PROTECTED                 GROWTH
                                                       FUND                        FUND                          FUND
                                                    DIVISION 76                 DIVISION 77                   DIVISION 78
                                            --------------------------  --------------------------  ------------------------------
                                               FOR THE       FOR THE       FOR THE       FOR THE       FOR THE          FOR THE
                                             YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                                            DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                                2008          2007          2008          2007           2008            2007
                                            ------------  ------------  ------------  ------------  --------------  --------------
OPERATIONS:
   Net Investment Income (Loss) ..........  $   (184,603) $   (334,176) $  5,218,093  $   551,117   $   (7,668,133) $   (9,744,385)
   Net Realized Gains (Losses) From
      Securities Transactions ............     3,898,517     9,962,791    (2,395,552)    (131,071)       2,791,228      23,460,133
   Net Change In Unrealized Appreciation
      (Depreciation) During The Period ...   (36,061,571)   (3,093,566)  (16,893,128)     707,380     (386,408,692)    169,917,484
                                            ------------  ------------  ------------  -----------   --------------  --------------
Increase (Decrease) In Net Assets From
   Operations ............................   (32,347,657)    6,535,049   (14,070,587)   1,127,426     (391,285,597)    183,633,232
                                            ------------  ------------  ------------  -----------   --------------  --------------
PRINCIPAL TRANSACTIONS:
   Purchase Payments .....................    11,727,092    14,868,784    14,220,789    1,538,943       58,394,748      74,346,157
   Surrenders Of Accumulation Units By
      Terminations And Withdrawals .......    (7,389,534)   (6,569,476)  (11,884,832)  (1,188,253)     (93,040,852)   (122,704,008)
   Annuity Benefit Payments ..............            --            --        (4,114)          --          (25,907)        (22,177)
   Amounts Transferred From (To) Other
      Divisions Or VALIC General
      Account, Net .......................    57,647,815   (50,881,878)  143,197,159    1,165,819      (63,408,404)   (153,475,180)
   Contract Charges ......................       (63,333)      (80,939)      (15,653)      (2,128)        (276,636)       (327,390)
   Return Of Capital To VALIC ............            --            --            --           --               --              --
   Capital Contributed by VALIC ..........            --            --            --           --               --              --
                                            ------------  ------------  ------------  -----------   --------------  --------------
   Increase (Decrease) In Net Assets
      Resulting From Principal
      Transactions .......................    61,922,040   (42,663,509)  145,513,349    1,514,381      (98,357,051)   (202,182,598)
                                            ------------  ------------  ------------  -----------   --------------  --------------
Total Increase (Decrease) In Net Assets ..    29,574,383   (36,128,460)  131,442,762    2,641,807     (489,642,648)    (18,549,366)
NET ASSETS:
Beginning Of Period ......................    65,332,446   101,460,906    18,803,944   16,162,137    1,043,598,536   1,062,147,902
                                            ------------  ------------  ------------  -----------   --------------  --------------
End Of Period ............................  $ 94,906,829  $ 65,332,446  $150,246,706  $18,803,944   $  553,955,888  $1,043,598,536
                                            ============  ============  ============  ===========   ==============  ==============

   The accompanying notes are an integral part of these financial statements.

                               SEPARATE ACCOUNT A
                                       OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                AIG RETIREMENT CO. I           AIG SUNAMERICA              AIG SUNAMERICA
                                             LARGE CAPITAL GROWTH FUND       2010 HIGH WATERMARK        2015 HIGH WATERMARK
                                                        FUND                        FUND                        FUND
                                                     DIVISION 79                DIVISION 80(2)               DIVISION (81)
                                            ---------------------------  --------------------------  --------------------------
                                                                            FOR THE
                                                                            PERIOD
                                               FOR THE        FOR THE     JANUARY 1,      FOR THE      FOR THE        FOR THE
                                              YEAR ENDED    YEAR ENDED      2008 TO     YEAR ENDED    YEAR ENDED    YEAR ENDED
                                             DECEMBER 31,  DECEMBER 31,    APRIL 21,   DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                 2008          2007          2008          2007          2008          2007
                                            -------------  ------------  ------------  ------------  ------------  ------------
OPERATIONS:
   Net Investment Income (Loss) ..........  $  (3,209,760) $ (4,290,207) $   (102,566) $   535,576   $   213,118   $   570,977
   Net Realized Gains (Losses) From
      Securities Transactions ............     11,006,918    19,465,903       (92,649)     670,127      (638,150)    1,737,445
   Net Change In Unrealized Appreciation
      (Depreciation) During The Period ...   (217,248,242)   59,689,865       625,248       14,693    (1,205,095)   (1,117,528)
                                            -------------  ------------  ------------  -----------   -----------   -----------
Increase (Decrease) In Net Assets From
   Operations ............................   (209,451,084)   74,865,561       430,033    1,220,396    (1,630,127)    1,190,894
                                            -------------  ------------  ------------  -----------   -----------   -----------
PRINCIPAL TRANSACTIONS:
   Purchase Payments .....................     29,827,999    36,841,336       593,608    3,072,631     3,098,704     3,237,285
   Surrenders Of Accumulation Units By
      Terminations And Withdrawals .......    (51,645,778)  (61,263,225)   (1,170,087)  (2,998,148)   (2,804,439)   (2,626,055)
   Annuity Benefit Payments ..............         (6,573)       (8,123)           --           --            --            --
   Amounts Transferred From (To) Other
      Divisions Or VALIC General
      Account, Net .......................    (33,248,091)  (59,070,677)  (26,757,122)  (1,883,753)    3,338,974      (364,832)
   Contract Charges ......................       (153,355)     (180,681)       (1,347)      (6,497)       (5,655)       (5,655)
   Return Of Capital To VALIC ............             --            --            --           --            --            --
   Capital Contributed by VALIC ..........             --            --            --           --            --            --
                                            -------------  ------------  ------------  -----------   -----------   -----------
   Increase (Decrease) In Net Assets
      Resulting From Principal
      Transactions .......................    (55,225,798)  (83,681,370)  (27,334,948)  (1,815,767)    3,627,584       240,743
                                            -------------  ------------  ------------  -----------   -----------   -----------
Total Increase (Decrease) In Net Assets ..   (264,676,882)   (8,815,809)  (26,904,915)    (595,371)    1,997,457     1,431,637
NET ASSETS:
Beginning Of Period ......................    575,391,526   584,207,335    26,904,915   27,500,286    27,107,273    25,675,636
                                            -------------  ------------  ------------  -----------   -----------   -----------
End Of Period ............................  $ 310,714,644  $575,391,526  $         --  $26,904,915   $29,104,730   $27,107,273
                                            =============  ============  ============  ===========   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                               SEPARATE ACCOUNT A
                                       OF
                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                  AIG SUNAMERICA             AIG RETIREMENT CO. I        AIG RETIREMENT CO. I
                                                2020 HIGH WATERMARK       MID CAP STRATEGIC GROWTH     SMALL CAP SPECIAL VALUES
                                                       FUND                         FUND                         FUND
                                                    DIVISION 82                 DIVISION 83                  DIVISION 84
                                            --------------------------  ---------------------------  ---------------------------
                                               FOR THE       FOR THE        FOR THE       FOR THE        FOR THE      FOR THE
                                             YEAR ENDED    YEAR ENDED     YEAR ENDED    YEAR ENDED     YEAR ENDED    YEAR ENDED
                                            DECEMBER 31,  DECEMBER 31,   DECEMBER 31,  DECEMBER 31,   DECEMBER 31,  DECEMBER 31,
                                                2008          2007           2008          2007           2008          2007
                                            ------------  ------------  -------------  ------------  -------------  ------------
OPERATIONS:
   Net Investment Income (Loss) ..........   $   122,877   $   309,169  $  (2,844,475) $ (3,235,212) $     295,558  $ (1,043,452)
   Net Realized Gains (Losses) From
      Securities Transactions ............      (530,196)      960,547     28,261,811    16,736,599     (8,208,251)   23,164,078
   Net Change In Unrealized Appreciation
      (Depreciation) During The Period ...    (1,982,778)     (751,151)  (205,033,930)   68,795,889    (82,977,682)  (57,016,573)
                                             -----------   -----------  -------------  ------------  -------------  ------------
Increase (Decrease) In Net Assets From
   Operations ............................    (2,390,097)      518,565   (179,616,594)   82,297,276    (90,890,375)  (34,895,947)
                                             -----------   -----------  -------------  ------------  -------------  ------------
PRINCIPAL TRANSACTIONS:
   Purchase Payments .....................     1,772,953     2,261,179     26,370,217    26,790,383     26,327,587    41,690,636
   Surrenders Of Accumulation Units By
      Terminations And Withdrawals .......      (666,118)     (677,864)   (30,404,462)  (34,250,946)   (24,081,270)  (36,466,006)
   Annuity Benefit Payments ..............            --            --         (7,266)       (7,485)       (19,273)      (29,031)
   Amounts Transferred From (To) Other
      Divisions Or VALIC General
      Account, Net .......................       231,462        64,629    (28,718,225)   10,855,493    (41,653,749)  (66,186,552)
   Contract Charges ......................        (3,983)       (3,958)       (92,442)     (103,808)       (48,531)      (63,499)
   Return Of Capital To VALIC ............            --            --             --            --             --            --
   Capital Contributed by VALIC ..........            --            --             --            --             --            --
                                             -----------   -----------  -------------  ------------  -------------  ------------
   Increase (Decrease) In Net Assets
      Resulting From Principal
      Transactions .......................     1,334,314     1,643,986    (32,852,178)    3,283,637    (39,475,236)  (61,054,452)
                                             -----------   -----------  -------------  ------------  -------------  ------------
Total Increase (Decrease) In Net Assets ..    (1,055,783)    2,162,551   (212,468,772)   85,580,913   (130,365,611)  (95,950,399)
NET ASSETS:
Beginning Of Period ......................    12,933,060    10,770,509    393,802,939   308,222,026    282,125,663   378,076,062
                                             -----------   -----------  -------------  ------------  -------------  ------------
End Of Period ............................   $11,877,277   $12,933,060  $ 181,334,167  $393,802,939  $ 151,760,052  $282,125,663
                                             ===========   ===========  =============  ============  =============  ============

   The accompanying notes are an integral part of these financial statements.

                               SEPARATE ACCOUNT A
                                       OF
                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                               AIG RETIREMENT CO. I        AIG RETIREMENT CO. I         AIG RETIREMENT CO. I
                                                     SMALL MID             SMALL CAP AGGRESSIVE            GLOBAL EQUITY
                                                    GROWTH FUND                GROWTH FUND                      FUND
                                                    DIVISION 85                 DIVISION 86                 DIVISION 87
                                            --------------------------  --------------------------  ---------------------------
                                              FOR THE       FOR THE        FOR THE      FOR THE         FOR THE      FOR THE
                                             YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED    YEAR ENDED
                                            DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,  DECEMBER 31,
                                                2008          2007          2008          2007           2008          2007
                                            ------------  ------------  ------------  ------------  -------------  ------------
OPERATIONS:
   Net Investment Income (Loss) ..........  $   (884,461) $ (1,455,114) $   (522,292)  $  (543,790) $     807,804  $  3,505,325
   Net Realized Gains (Losses) From
      Securities Transactions ............      (960,788)    2,156,595     3,461,201     1,228,669     12,432,997    35,707,235
   Net Change In Unrealized Appreciation
      (Depreciation) During The Period ...   (47,119,796)   (4,922,708)  (30,548,051)    5,042,616   (205,267,739)   (5,804,988)
                                            ------------  ------------  ------------   -----------  -------------  ------------
Increase (Decrease) In Net Assets From
   Operations ............................   (48,965,045)   (4,221,227)  (27,609,142)    5,727,495   (192,026,938)   33,407,572
                                            ------------  ------------  ------------   -----------  -------------  ------------
PRINCIPAL TRANSACTIONS:
   Purchase Payments .....................    12,000,867    17,313,288     7,701,446     6,891,948     26,452,946    32,482,020
   Surrenders Of Accumulation Units By
      Terminations And Withdrawals .......   (11,757,468)  (15,462,865)   (5,704,408)   (4,940,122)   (39,942,775)  (45,173,662)
   Annuity Benefit Payments ..............          (429)         (581)       (1,555)         (294)        (8,511)      (10,108)
   Amounts Transferred From (To) Other
      Divisions Or VALIC General
      Account, Net .......................   (12,145,076)  (34,543,310)   (6,795,433)   13,087,897    (30,497,388)   (8,011,960)
   Contract Charges ......................       (27,076)      (33,990)      (12,453)      (12,043)       (95,946)     (110,212)
   Return Of Capital To VALIC ............            --            --            --            --             --            --
   Capital Contributed by VALIC ..........            --            --            --            --             --            --
                                            ------------  ------------  ------------   -----------  -------------  ------------
   Increase (Decrease) In Net Assets
      Resulting From Principal
      Transactions .......................   (11,929,182)  (32,727,458)   (4,812,403)   15,027,386    (44,091,674)  (20,823,922)
                                            ------------  ------------  ------------   -----------  -------------  ------------
Total Increase (Decrease) In Net Assets ..   (60,894,227)  (36,948,685)  (32,421,545)   20,754,881   (236,118,612)   12,583,650
NET ASSETS:
Beginning Of Period ......................   130,788,741   167,737,426    70,343,482    49,588,601    444,512,684   431,929,034
                                            ------------  ------------  ------------   -----------  -------------  ------------
End Of Period ............................  $ 69,894,514  $130,788,741  $ 37,921,937   $70,343,482  $ 208,394,072  $444,512,684
                                            ============  ============  ============   ===========  =============  ============

   The accompanying notes are an integral part of these financial statements.

                               SEPARATE ACCOUNT A
                                       OF
                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                AIG RETIREMENT CO. I          AIG RETIREMENT CO. I       AIG RETIREMENT CO. I
                                                  GLOBAL STRATEGY                FOREIGN VALUE               REAL ESTATE
                                                        FUND                          FUND                       FUND
                                                    DIVISION 88                    DIVISION 89             DIVISION 101/(1)/
                                            ---------------------------  ------------------------------  --------------------
                                                FOR THE      FOR THE         FOR THE       FOR THE           FOR THE PERIOD
                                              YEAR ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED         MARCH 7, 2008
                                             DECEMBER 31,  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,       TO DECEMBER 31,
                                                 2008          2007           2008           2007                 2008
                                            -------------  ------------  --------------  --------------  --------------------
OPERATIONS:
   Net Investment Income (Loss) ..........  $  21,460,688  $  2,435,864  $   20,236,957  $     (634,887)      $  2,405,855
   Net Realized Gains (Losses) From
      Securities Transactions ............     11,494,071    17,228,120      63,172,595      47,485,028         (1,902,634)
   Net Change In Unrealized Appreciation
      (Depreciation) During The Period ...   (141,703,510)   21,538,202    (542,195,426)     48,139,096        (22,649,276)
                                            -------------  ------------  --------------  --------------       ------------
Increase (Decrease) In Net Assets From
   Operations ............................   (108,748,751)   41,202,186    (458,785,874)     94,989,237        (22,146,055)
                                            -------------  ------------  --------------  --------------       ------------
PRINCIPAL TRANSACTIONS:
   Purchase Payments .....................     36,458,445    42,147,036      86,454,648     110,351,896          7,335,362
   Surrenders Of Accumulation Units By
      Terminations And Withdrawals .......    (44,577,856)  (43,899,859)    (88,533,196)    (95,292,018)        (2,432,772)
   Annuity Benefit Payments ..............        (76,598)      (64,167)        (10,532)        (10,141)                --
   Amounts Transferred From (To) Other
      Divisions Or VALIC General
      Account, Net .......................    (21,700,668)   25,449,325    (107,361,070)    180,041,285        203,071,126
   Contract Charges ......................        (77,243)      (85,564)       (183,443)       (201,509)           (15,767)
   Return Of Capital To VALIC ............             --            --              --              --                 --
   Capital Contributed by VALIC ..........             --            --              --              --         10,000,000
                                            -------------  ------------  --------------  --------------       ------------
   Increase (Decrease) In Net Assets
      Resulting From Principal
      Transactions .......................    (29,973,920)   23,546,771    (109,633,593)    194,889,513        217,957,949
                                            -------------  ------------  --------------  --------------       ------------
Total Increase (Decrease) In Net Assets ..   (138,722,671)   64,748,957    (568,419,467)    289,878,750        195,811,894
NET ASSETS:
Beginning Of Period ......................    508,571,238   443,822,281   1,135,735,375     845,856,625                 --
                                            -------------  ------------  --------------  --------------       ------------
End Of Period ............................  $ 369,848,567  $508,571,238  $  567,315,908  $1,135,735,375       $195,811,894
                                            =============  ============  ==============  ==============       ============

/(1)/ Funds commenced operations on March 7, 2008.

/(2)/ Fund closed April 21, 2008.

   The accompanying notes are an integral part of these financial statements.

                               SEPARATE ACCOUNT A
                                       OF
                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Variable Annuity Life Insurance Company Separate Account A (the "Separate Account") is a segregated investment account that was established by The Variable Annuity Life Insurance Company ("VALIC") to fund variable annuity insurance contracts issued by VALIC. VALIC is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a holding company, which through its subsidiaries is engaged in a broad range of insurance and insurance related activities, financial services, retirement savings and asset management. The Separate Account is registered with the Securities and Exchange Commission as a segregated unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

The Separate Account includes the following variable annuity products: Portfolio Director, Group Unit Purchase, IMPACT, Independence Plus, and Potentia.

The Separate Account contracts are sold primarily by VALIC's exclusive sales force. The distributor of these contracts is American General Distributors, Inc., an affiliate of VALIC; however, all commissions are paid by VALIC. No underwriting fees are paid in connection with the distribution of these contracts.

VALIC serves as the investment adviser to the AIG Retirement Co. I and II Series. VALIC also serves as the transfer agent and accounting services agent to the AIG Retirement Co. I and II Series. AIG Global Investment Corporation ("AIGGIC") and SunAmerica Asset Management Corporation ("SAAMCO"), each an affiliate of VALIC, serve as investment sub-advisers to certain underlying mutual funds of each series. Third-party portfolio managers manage the remaining mutual funds. Collectively, all of the mutual funds are referred to as "Funds" throughout these financial statements.

Effective October 1, 2007 the AIG Retirement Co. I Social Awareness fund changed its name to the AIG Retirement Co. I Global Social Awareness Fund. Effective December 10, 2007, the AIG Retirement Co. I VALIC Ultra Fund changed its name to the AIG Retirement Co. I Growth Fund. Effective March 7, 2008, the AIG Retirement Co. I Real Estate Fund commenced operations. The AIG SunAmerica 2010 High Watermark Fund was closed effective April 21, 2008.

The Separate Account is comprised of sixty five sub-accounts or "divisions." Each division, which represents a variable investment vehicle available only through a VALIC annuity contract, invests in the Funds listed below.

                               SEPARATE ACCOUNT A
                                       OF
                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


1.  ORGANIZATION (CONTINUED)

AIG RETIREMENT CO. I FUNDS

Capital Conservation Fund (Division 1 and 7)                  Nasdaq-100(R) Index Fund (Division 46)
Money Market I Fund (Division 2 and 6)                        Blue Chip Growth Fund (Division 72)
Mid Cap Index Fund (Division 4)                               Health Sciences Fund (Division 73)
Asset Allocation Fund (Division 5)                            Value Fund (Division 74)
Government Securities Fund (Division 8)                       Broad Cap Value Income Fund (Division 75)
Stock Index Fund (Divisions 10A, B, C, and D)                 Large Cap Core Fund (Division 76)
International Equities Fund (Division 11)                     Inflation Protected Fund (Division 77)
Global Social Awareness Fund (Division 12)                    Growth Fund (Division 78)
International Government Bond Fund (Division 13)              Large Capital Growth Fund (Division 79)
Small Cap Index Fund (Division 14)                            Mid Cap Strategic Growth Fund (Division 83)
Core Equity Fund (Division 15)                                Small Cap Special Values Fund (Division 84)
Growth & Income Fund (Division 16)                            Small Mid Growth Fund (Division 85)
Science & Technology Fund (Division 17)                       Small Cap Aggressive Growth Fund (Division 86)
Small Cap Fund (Division 18)                                  Global Equity Fund (Division 87)
International Growth I Fund (Division 20)                     Global Strategy Fund (Division 88)
Core Value Fund (Division 21)                                 Foreign Value Fund (Division 89)
                                                              Real Estate Fund (Division 101)

AIG RETIREMENT CO. II FUNDS

International Small Cap Equity Fund (Division 33)             Money Market II Fund (Division 44)
Small Cap Growth Fund (Division 35)                           Aggressive Growth Lifestyle Fund (Division 48)
Small Cap Value Fund (Division 36)                            Moderate Growth Lifestyle Fund (Division 49)
Mid Cap Growth Fund (Division 37)                             Conservative Growth Lifestyle Fund (Division 50)
Mid Cap Value Fund (Division 38)                              Core Bond Fund (Division 58)
Capital Appreciation Fund (Division 39)                       Strategic Bond Fund (Division 59)
Large Cap Value Fund (Division 40)                            High Yield Bond Fund (Division 60)
Socially Responsible Fund (Division 41)

OTHER FUNDS

Vanguard Long-Term Investment-Grade Fund (Division 22)        Ariel Fund (Division 68)
Vanguard Long-Term Treasury Fund (Division 23)                Ariel Appreciation Fund (Division 69)
Vanguard Windsor II Fund (Division 24)                        Lou Holland Growth Fund (Division 70)
Vanguard Wellington Fund (Division 25)                        SunAmerica 2015 High Watermark Fund (Division 81)
Vanguard LifeStrategy Growth Fund (Division 52)               SunAmerica 2020 High Watermark Fund (Division 82)
Vanguard LifeStrategy Moderate Growth Fund (Division 53)
Vanguard LifeStrategy Conservative Growth Fund (Division 54)

The assets of the Separate Account are segregated from VALIC's other assets. The operations of the Separate Account are part of VALIC.

In addition to the sixty five divisions above, a contract owner may allocate contract funds to a fixed account, which is part of VALIC's general account. Contract owners should refer to the Portfolio Director prospectus, Group Unit Purchase prospectus, IMPACT prospectus, Independence Plus prospectus, and/or the Potentia prospectus for a complete description of the available Funds and fixed account.

Net premiums from the contracts are allocated to the divisions and invested in the Funds in accordance with contract owner instructions and are recorded as principal transactions in the Statements of Changes in Net Assets.

                               SEPARATE ACCOUNT A
                                       OF
                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The financial statements of the Separate Account have been prepared in conformity with accounting principles generally accepted in the United States of America. The following is a summary of significant accounting policies consistently followed by the Separate Account in the preparation of its financial statements.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principals general accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

INVESTMENT VALUATION: Investments in the Funds are valued at the net asset value per share at the close of each business day as reported by each Fund, which value their securities at fair value.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME: Purchases and sales of shares of the Funds are made at the net asset values of such Funds. Transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are recognized at the date of sale. The cost basis to calculate the realized gains and losses is determined by recording purchases and subsequent sales on a first-in, first-out basis. Dividends and capital gain distributions from the Funds are recorded on the ex-dividend date and reinvested upon receipt.

RESERVES FOR ANNUITY CONTRACTS ON BENEFIT: Participants are able to elect assumed interest rates between 3.0% and 6.0% in determining annuity payments. Reserves are calculated according to the 1983(a) Individual Mortality Table, the Annuity 2000 Mortality Table, and the 1994 Group Annuity Reserve Mortality Table, depending on the calendar year of annuitization.

At each reporting period, the assumptions must be evaluated based on current experience, and the reserves must be adjusted accordingly. To the extent additional reserves are established due to mortality risk experience, VALIC makes payments to the Separate Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Separate Account to VALIC. VALIC received a net mortality transfer from the Separate Account of $393,257 and $311,101 for the years ended December 31, 2008 and 2007, respectively.

ACCUMULATION UNITS: Accumulation units are the basic valuation unit of a deferred variable annuity. Such units are valued daily to reflect investment performance and the prorated daily deduction for mortality and expense risk charges, net of any applicable expense reimbursements. VALIC offers both standard and enhanced contracts, which have different mortality and expense risk charges.

FEDERAL INCOME TAXES: VALIC qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are part of the total operations of VALIC and are not taxed separately. Under the current provisions of the Code, VALIC does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code.

3. FAIR VALUE MEASUREMENTS

Beginning January 1, 2008, The Separate Account adopted FAS 157. The assets and liabilities recorded at fair value in the Separate Account balance sheet are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Separate Account's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgments. In making the assessment, the Separate Account considers factors specific to the asset or liability.

                               SEPARATE ACCOUNT A
                                       OF
                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. FAIR VALUE MEASUREMENTS (CONTINUED)

Level 1--Fair value measurements that are quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments. Assets and liabilities measured at fair value on a recurring basis and classified as Level 1 include government and agency securities, actively traded listed common stocks and derivative contracts, most separate account assets and most mutual funds.

Level 2--Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. Assets and liabilities measured at fair value on a recurring basis and classified as Level 2 generally include certain government securities, most investment-grade and high-yield corporate bonds, certain asset backed securities, certain listed equities, state, municipal and provincial obligations, hybrid securities, mutual fund and derivative contracts.

Level 3--Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Assets and liabilities measured at fair value on a recurring basis and classified as Level 3 principally include fixed maturities.

4. CHARGES AND DEDUCTIONS

Charges and deductions are applied against the current value of the Separate Account and are paid as follows:

MORTALITY AND EXPENSE RISK CHARGE: Deductions for mortality and expense risks assumed by VALIC are calculated daily, at an annual rate, on the average daily net asset value of the underlying Funds comprising the divisions attributable to the contract owners and are paid to VALIC. The mortality and expense risk charges for each division is shown in the table below. The charges range from 0.21% to 1.45% based on the average daily net asset value of each division. The exact rate depends on the particular product issued and the division selected. This charge is guaranteed and cannot be increased by VALIC. The mortality and expense risk charges are to compensate VALIC for assuming mortality and expense risks under the contract. The mortality risk that VALIC assumes is the obligation to provide payments during the payout period for the life of the contract, no matter how long that might be. In addition, VALIC assumes the obligation to pay during the purchase period a death benefit. The expense risk is VALIC's obligation to cover the cost of issuing and administering the contract, no matter how large the cost may be. These charges are included on the mortality and expense risk charge line of the Statement of Operations.

DIVISIONS                                RISK CHARGES
---------                                ---------------------------------------
10B                                      0.85% on the first $10 million
                                         0.425% on the next $90 million
                                         0.21% on the excess over $100 million

1, 2, 4 through 8, 10A, 10C, 10D, 11     0.60% - 1.00%
through 18, 20, 21, 30, 33, 35 through
41, 44 through 46, 48 through 50, 58
through 60, 72 through 101

19, 22 through 28, 31, 32, 47, 52        0.85% - 1.25%
through 57, 61 through 71

Potentia Product                         0.95% - 1.45%
4, 6, 10C, 12, 14, 16, 17, 26 through
28, 31, 35, 39, 47 through 50, 58, 59,
78, 79, 83, 87

                               SEPARATE ACCOUNT A
                                       OF
                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. CHARGES AND DEDUCTIONS (CONTINUED)

Mortality and expense risk charges of the Separate Account's divisions' 10A and 10B (as defined to include underlying Fund expenses) are limited to the following rates based on average daily net assets:

DIVISIONS                                EXPENSE LIMITATIONS
---------                                ---------------------------------------
10A ...................................  1.4157% on the first $359,065,787
                                         1.36% on the next $40,934,213
                                         1.32% on the excess over $400 million

10B ...................................  0.6966% on the first $25,434,267
                                         0.50% on the first $74,565,733
                                         0.25% on the excess over $100 million

SEPARATE ACCOUNT EXPENSE REIMBURSEMENTS OR CREDITS: Certain of the Funds or their affiliates have an agreement with VALIC to pay VALIC for administrative and shareholder services provided to the underlying Fund. VALIC applied these payments to reduce its charges to the division investing in that Fund. In addition, VALIC currently reimburses or credits certain divisions a portion of VALIC's mortality and expense risk charges, as shown in the table above. The reimbursements are included on the reimbursement of expenses line of the statement of operations. Such crediting arrangements are voluntary, and may be changed by VALIC at any time. The expense reimbursements are credited at the annual rates shown below.

DIVISIONS                                EXPENSE REDUCTION
---------                                ---------------------------------------
22, 23, 26 through 28, 32, 33, 35 .....  0.25%
   through 41, 44, 47 through 50, 55
   through 71
31 ....................................  0.21%

ACCOUNT MAINTENANCE CHARGE: An account maintenance charge of $3.75 is assessed on each contract (except those relating to divisions 10A and 10B, contracts within division 10D are assessed a $30 annual maintenance charge) by VALIC on the last day of the calendar quarter in which VALIC receives the first purchase payment, and in quarterly installments thereafter during the accumulation period. The account maintenance charge is to reimburse VALIC for administrative expenses for establishing and maintaining the record keeping for the divisions. Account maintenance charges for all divisions in the Separate Account totaled $5,434,575 and $5,925,103 for the years ended December 31, 2008 and 2007, respectively. These charges are paid by redemption of units outstanding and are included as part of the contract charges line of the Statement of Changes in Net Assets.

SURRENDER CHARGE: When money is withdrawn from a participant's account, a surrender charge may be deducted from the amount withdrawn. VALIC received surrender charges of $6,485,093 and $6,795,722 for the years ended December 31, 2008 and 2007, respectively. The surrender charges are paid by redemption of units outstanding and represent the sum of all divisions presented in the Separate Account. These charges are included as part of the surrenders of accumulation units by termination and withdrawal line of the Statement of Changes in Net Assets.

SALES AND ADMINISTRATIVE CHARGE: Certain purchase payments into divisions 10A and 10B are subject to a sales and administrative charge. The percentage rate charged is based on the amount of purchase payment received. VALIC received $9,472 and $287 for the year ended December 31, 2008, in sales and administrative charges on variable annuity purchase payments for divisions 10A and 10B, respectively. VALIC received $12,231 and $512 for the year ended December 31, 2007, in sales and administrative charges on variable annuity purchase payments for divisions 10A and 10B, respectively. The sales and administrative charges are paid by redemption of units outstanding and represent the sum of all divisions presented in the Separate Account. These charges are included as part of the purchase payments line of the Statement of Changes in Net Assets.

PREMIUM TAX CHARGE: Taxes on purchase payments are imposed by some states, cities, and towns. The rate will range from 0% to 3.5%. If the law of the state, city, or town requires premium taxes to be paid when purchase payments are made, VALIC will deduct the tax from such payments prior to depositing the payments into the separate account. Otherwise, such tax will be deducted from the account value when annuity payments are to begin.

                               SEPARATE ACCOUNT A
                                       OF
                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. CHARGES AND DEDUCTIONS (CONTINUED)

GUARANTEED MINIMUM WITHDRAWAL CHARGE: An optional annualized fee percentage of 0.65% for a guaranteed minimum withdrawal benefit ("GMWB") charge may be assessed on certain contracts based on eligible purchase payments made into the contract (called the "Benefit Base"). The fee is deducted quarterly and is calculated as a percentage of the Benefit Base on the date the fee is deducted. The GMWB charges for all divisions in the Separate Account totaled $5,292,677 and $2,601,420 for the years ended December 31, 2008 and 2007, respectively. These charges are paid by redemption of units outstanding and are included as part of the contract charges line of the Statement of Changes in Net Assets.

OTHER MATTERS RELATED TO SEPARATE ACCOUNT CHARGES: Capital surplus (which represents VALIC's investment in the Separate Account) amounts reflected in the statements of net assets for Divisions 75, 77 and 101 and are not subject to contract owner charges since they do not represent reserves for annuity contracts issued.

                               SEPARATE ACCOUNT A
                                       OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of shares acquired and the aggregate proceeds from shares sold during the year ended December 31, 2008 consist of the following:

                                                                               COST OF       PROCEEDS FROM
                   UNDERLYING FUND                             DIVISION    SHARES ACQUIRED    SHARES SOLD
-----------------------------------------------------------  ------------  ---------------  --------------
AIG Retirement Co. I Capital Conservation Fund ............     1 & 7        $ 26,899,152   $   78,623,031
AIG Retirement Co. I Money Market I Fund .................      2 & 6         272,839,085      219,163,029
AIG Retirement Co. I Mid Cap Index Fund ..................        4           423,546,333      585,651,384
AIG Retirement Co. I Asset Allocation Fund ...............        5            26,199,914       36,149,209
AIG Retirement Co. I Government Securities Fund ..........        8            88,973,598       39,481,030
AIG Retirement Co. I Stock Index Fund ....................   10A, B, C, D     685,335,265    1,047,576,829
AIG Retirement Co. I International Equities Fund .........        11          372,056,530      153,887,672
AIG Retirement Co. I Global Social Awareness Fund ........        12          234,525,045      119,491,325
AIG Retirement Co. I International Government Bond Fund ..        13           87,299,392       58,795,797
AIG Retirement Co. I Small Cap Index Fund ................        14          189,287,731      261,819,928
AIG Retirement Co. I Core Equity Fund ....................        15           18,269,634       60,086,214
AIG Retirement Co. I Growth & Income Fund ................        16           20,125,371       23,974,268
AIG Retirement Co. I Science & Technology Fund ...........        17           60,167,753      147,650,244
AIG Retirement Co. I Small Cap Fund ......................        18           37,161,164       73,249,532
AIG Retirement Co. I International Growth I Fund .........        20          136,226,797      110,253,631
AIG Retirement Co. I Income & Growth Fund ................        21           22,661,171       41,464,429
Vanguard LT Investment-Grade Fund ........................        22           33,315,759       49,838,776
Vanguard LT Treasury Fund ................................        23          196,217,897       89,275,653
Vanguard Windsor II Fund .................................        24          328,019,650      258,161,515
Vanguard Wellington Fund .................................        25          281,776,318      283,300,590
AIG Retirement Co. II International Small Cap Equity Fund.        33          221,060,796      102,450,735
AIG Retirement Co. II Small Cap Growth Fund ..............        35            9,502,332        8,494,343
AIG Retirement Co. II Small Cap Value Fund ...............        36          150,089,208       59,119,614
AIG Retirement Co. II Mid Cap Growth Fund ................        37          164,290,056       27,222,348
AIG Retirement Co. II Mid Cap Value Fund .................        38          295,477,655      113,514,959
AIG Retirement Co. II Capital Appreciation Fund ..........        39           18,496,492       10,220,247
AIG Retirement Co. II Large Cap Value Fund ...............        40           49,327,364      152,575,113
AIG Retirement Co. II Socially Responsible Fund ..........        41          170,912,283      215,378,683
AIG Retirement Co. II Money Market II Fund ...............        44          222,750,889      244,705,534
AIG Retirement Co. I Nasdaq-100(R) Index Fund ............        46           22,857,676       25,401,099
AIG Retirement Co. II Aggressive Growth Lifestyle Fund ...        48           52,316,435       20,334,860
AIG Retirement Co. II Moderate Growth Lifestyle Fund .....        49           59,305,918       29,241,239
AIG Retirement Co. II Conservative Growth Lifestyle Fund .        50           26,891,235       19,173,556
Vanguard LifeStrategy Growth Fund ........................        52           31,985,513       19,653,506
Vanguard LifeStrategy Moderate Growth Fund ...............        53           33,997,404       22,291,042
Vanguard LifeStrategy Conservative Growth Fund ...........        54           20,155,781       15,596,009
AIG Retirement Co. II Core Bond Fund .....................        58           47,560,540      125,716,051
AIG Retirement Co. II Strategic Bond Fund ................        59           79,557,461       61,066,748
AIG Retirement Co. II High Yield Bond Fund ...............        60           58,989,968       40,905,572
Ariel Fund ...............................................        68           49,624,155       94,272,173

                               SEPARATE ACCOUNT A
                                       OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. PURCHASES AND SALES OF INVESTMENTS (CONTINUED)

                                                                               COST OF       PROCEEDS FROM
                   UNDERLYING FUND                             DIVISION    SHARES ACQUIRED    SHARES SOLD
-----------------------------------------------------------  ------------  ---------------  --------------
Ariel Appreciation Fund ...................................       69          50,152,584       69,470,289
Lou Holland Growth Fund ...................................       70           7,574,586       10,537,944
AIG Retirement Co. I Blue Chip Growth Fund ................       72         318,951,315       31,678,130
AIG Retirement Co. I Health Sciences Fund .................       73          50,545,112       36,723,495
AIG Retirement Co. I Value Fund ...........................       74         205,840,955       47,090,353
AIG Retirement Co. I Broad Cap Value Income Fund ..........       75           3,258,865        5,130,750
AIG Retirement Co. I Large Cap Core Fund ..................       76          91,902,330       24,549,266
AIG Retirement Co. I Inflation Protected Fund .............       77         190,511,993       39,731,310
AIG Retirement Co. I Growth Fund ..........................       78          66,376,732      155,953,081
AIG Retirement Co. I Large Capital Growth Fund ............       79          40,514,836       78,190,928
AIG SunAmerica 2010 High Watermark Fund (2) ...............       80           1,244,551       28,681,532
AIG SunAmerica 2015 High Watermark Fund ...................       81           9,873,773        6,031,762
AIG SunAmerica 2020 High Watermark Fund ...................       82           4,007,778        2,550,093
AIG Retirement Co. I Mid Cap Strategic Growth Fund ........       83          71,426,116       73,813,216
AIG Retirement Co. I Small Cap Special Values Fund ........       84          26,123,636       56,721,154
AIG Retirement Co. I Small Mid Growth Fund ................       85          12,416,910       19,792,932
AIG Retirement Co. I Small Cap Aggressive Growth Fund .....       86          17,587,272       17,510,293
AIG Retirement Co. I Global Equity Fund ...................       87          77,764,165       89,066,746
AIG Retirement Co. I Global Strategy Fund .................       88         100,998,100       98,743,531
AIG Retirement Co. I Foreign Value Fund ...................       89         203,063,713      217,786,494
AIG Retirement Co. I Real Estate Fund (1) .................      101         235,145,291       15,021,714

/(1)/ Funds commenced operations on March 7, 2008.

/(2)/ Fund closed April 21, 2008.

                               SEPARATE ACCOUNT A
                                       OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING

The accumulation units outstanding and analysis of the increase (decrease) in units outstanding as of December 31, 2008.

                                                              AIG RETIREMENT CO. I    AIG RETIREMENT CO. I    AIG RETIREMENT CO. I
                                                              CAPITAL CONSERVATION    CAPITAL CONSERVATION       MONEY MARKET I
                                                                      FUND                    FUND                    FUND
                                                                   DIVISION 1              DIVISION 7              DIVISION 2
                                                             ----------------------  ----------------------  ----------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: ......  1.00%/(2) (3) (4) (5)/  1.00%/(2) (3) (4) (5)/  1.00%/(2) (3) (4) (5)/
                                                             ----------------------  ----------------------  ----------------------
Accumulation Unit Value ...................................               4.9825394               2.7901772               3.0367522
Net Assets Attributable to Accumulation Units Outstanding .               2,447,782              90,377,466               1,343,978
                                                             ======================  ======================  ======================
Accumulation Units Issued .................................                  24,893               3,016,825                 204,846
Accumulation Units Redeemed ...............................                 (82,841)            (19,011,898)               (201,091)
                                                             ----------------------  ----------------------  ----------------------
Increase (Decrease) in Accumulation Units Outstanding .....                 (57,948)            (15,995,073)                  3,755
Beginning Accumulation Units Outstanding ..................                 549,321              48,373,403                 438,879
                                                             ----------------------  ----------------------  ----------------------
Ending Accumulation Units Outstanding .....................                 491,373              32,378,330                 442,634
                                                             ======================  ======================  ======================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: ......                                      0.80%/(2)/
                                                                                     ----------------------
Accumulation Unit Value ...................................                                       2.9176149
Net Assets Attributable to Accumulation Units Outstanding .                                      17,886,731
                                                                                     ======================
Accumulation Units Issued .................................                                       2,468,000
Accumulation Units Redeemed ...............................                                      (7,249,400)
                                                                                     ----------------------
Increase (Decrease) in Accumulation Units Outstanding .....                                      (4,781,400)
Beginning Accumulation Units Outstanding ..................                                      10,912,202
                                                                                     ----------------------
Ending Accumulation Units Outstanding .....................                                       6,130,802
                                                                                     ======================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: ......                                      0.60%/(2)/
                                                                                     ----------------------
Accumulation Unit Value ...................................                                       3.0551951
Net Assets Attributable to Accumulation Units Outstanding .                                         994,336
                                                                                     ======================
Accumulation Units Issued .................................                                          98,528
Accumulation Units Redeemed ...............................                                        (195,920)
                                                                                     ----------------------
Increase (Decrease) in Accumulation Units Outstanding .....                                         (97,392)
Beginning Accumulation Units Outstanding ..................                                         422,902
                                                                                     ----------------------
Ending Accumulation Units Outstanding .....................                                         325,510
                                                                                     ======================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: ......                                      0.40%/(2)/
                                                                                     ----------------------
Accumulation Unit Value ...................................                                       0.9700389
Net Assets Attributable to Accumulation Units Outstanding .                                              --
                                                                                     ======================
Accumulation Units Issued .................................                                              --
Accumulation Units Redeemed ...............................                                              --
                                                                                     ----------------------
Increase (Decrease) in Accumulation Units Outstanding .....                                              --
Beginning Accumulation Units Outstanding ..................                                              --
                                                                                     ----------------------
Ending Accumulation Units Outstanding .....................                                              --
                                                                                     ======================

                               SEPARATE ACCOUNT A
                                       OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding and analysis of the increase (decrease) in units outstanding as of December 31, 2008.

                                                              AIG RETIREMENT CO. I    AIG RETIREMENT CO. I    AIG RETIREMENT CO. I
                                                                 MONEY MARKET I           MID CAP INDEX         ASSET ALLOCATION
                                                                      FUND                    FUND                    FUND
                                                                   DIVISION 6              DIVISION 4              DIVISION 5
                                                             ----------------------  ----------------------  ----------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: ......              1.45%/(1)/              1.45%/(1)/  1.00%/(2) (3) (4) (5)/
                                                             ----------------------  ----------------------  ----------------------
Accumulation Unit Value ...................................               1.0838901               0.9661774               4.0242971
Net Assets Attributable to Accumulation Units Outstanding .                 387,264                  58,233             102,998,249
                                                             ======================  ======================  ======================
Accumulation Units Issued .................................                 296,544                  27,028               2,255,125
Accumulation Units Redeemed ...............................                (386,021)                (25,061)             (6,293,337)
                                                             ----------------------  ----------------------  ----------------------

Increase (Decrease) in Accumulation Units Outstanding .....                 (89,477)                  1,967              (4,038,212)
Beginning Accumulation Units Outstanding ..................                 446,768                  58,305              29,632,439
                                                             ----------------------  ----------------------  ----------------------
Ending Accumulation Units Outstanding .....................                 357,291                  60,272              25,594,227
                                                             ======================  ======================  ======================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: ......  1.00%/(2) (3) (4) (5)/  1.00%/(2) (3) (4) (5)/              0.80%/(2)/
                                                             ----------------------  ----------------------  ----------------------
Accumulation Unit Value ...................................               2.1442401               6.7546069               4.2245438
Net Assets Attributable to Accumulation Units Outstanding .             384,131,708           1,269,213,766               9,417,031
                                                             ======================  ======================  ======================
Accumulation Units Issued .................................              79,582,603              10,346,729                 882,644
Accumulation Units Redeemed ...............................             (65,358,846)            (39,884,321)             (1,030,669)
                                                             ----------------------  ----------------------  ----------------------
Increase (Decrease) in Accumulation Units Outstanding .....              14,223,757             (29,537,592)               (148,025)
Beginning Accumulation Units Outstanding ..................             164,860,982             217,428,913               2,377,154
                                                             ----------------------  ----------------------  ----------------------
Ending Accumulation Units Outstanding .....................             179,084,739             187,891,321               2,229,129
                                                             ======================  ======================  ======================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: ......              0.95%/(1)/              0.95%/(1)/              0.60%/(2)/
                                                             ----------------------  ----------------------  ----------------------
Accumulation Unit Value ...................................               1.1029622               1.0948820               4.4443766
Net Assets Attributable to Accumulation Units Outstanding .                      --                      --                 191,442
                                                             ======================  ======================  ======================
Accumulation Units Issued .................................                      --                      --                  13,505
Accumulation Units Redeemed ...............................                      --                      --                 (21,444)
                                                             ----------------------  ----------------------  ----------------------
Increase (Decrease) in Accumulation Units Outstanding .....                      --                      --                  (7,939)
Beginning Accumulation Units Outstanding ..................                      --                      --                  51,018
                                                             ----------------------  ----------------------  ----------------------
Ending Accumulation Units Outstanding .....................                      --                      --                  43,079
                                                             ======================  ======================  ======================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: ......              0.80%/(2)/              0.80%/(2)/              0.40%/(2)/
                                                             ----------------------  ----------------------  ----------------------
Accumulation Unit Value ...................................               2.2427272               7.1019222               0.7510000
Net Assets Attributable to Accumulation Units Outstanding .              94,144,521             265,419,941                      --
                                                             ======================  ======================  ======================
Accumulation Units Issued .................................              29,304,971               5,812,979                      --
Accumulation Units Redeemed ...............................             (26,628,044)            (13,931,140)                     --
                                                             ----------------------  ----------------------  ----------------------
Increase (Decrease) in Accumulation Units Outstanding .....               2,676,927              (8,118,161)                     --
Beginning Accumulation Units Outstanding ..................              39,301,696              45,491,146                      --
                                                             ----------------------  ----------------------  ----------------------
Ending Accumulation Units Outstanding .....................              41,978,623              37,372,985                      --
                                                             ======================  ======================  ======================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: ......              0.60%/(2)/              0.60%/(2)/
                                                             ----------------------  ----------------------
Accumulation Unit Value ...................................               2.3483935               7.4851673
Net Assets Attributable to Accumulation Units Outstanding .               7,867,286              10,364,823
                                                             ======================  ======================
Accumulation Units Issued .................................               3,794,391                 471,344
Accumulation Units Redeemed ...............................              (7,439,391)             (2,464,241)
                                                             ----------------------  ----------------------
Increase (Decrease) in Accumulation Units Outstanding .....              (3,645,000)             (1,992,897)
Beginning Accumulation Units Outstanding ..................               6,995,461               3,377,619
                                                             ----------------------  ----------------------
Ending Accumulation Units Outstanding .....................               3,350,461               1,384,722
                                                             ======================  ======================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: ......              0.40%/(2)/              0.40%/(2)/
                                                             ----------------------  ----------------------
Accumulation Unit Value ...................................               1.0243650               0.5950000
Net Assets Attributable to Accumulation Units Outstanding .              10,354,353              10,746,089
                                                             ======================  ======================
Accumulation Units Issued .................................              15,996,021              22,709,459
Accumulation Units Redeemed ...............................              (5,887,951)             (4,645,677)
                                                             ----------------------  ----------------------
Increase (Decrease) in Accumulation Units Outstanding .....              10,108,070              18,063,782
Beginning Accumulation Units Outstanding ..................                      --                      --
                                                             ----------------------  ----------------------
Ending Accumulation Units Outstanding .....................              10,108,070              18,063,782
                                                             ======================  ======================

                               SEPARATE ACCOUNT A
                                       OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding and analysis of the increase (decrease) in units outstanding as of December 31, 2008.

                                                              AIG RETIREMENT CO. I    AIG RETIREMENT CO. I    AIG RETIREMENT CO. I
                                                              GOVERNMENT SECURITIES        STOCK INDEX             STOCK INDEX
                                                                      FUND                    FUND                    FUND
                                                                   DIVISION 8             DIVISION 10A            DIVISION 10B
                                                             ----------------------  ----------------------  ----------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: ......  1.00%/(2) (3) (4) (5)/  1.00%/(2) (3) (4) (5)/            0.4335%/(3)/
                                                             ----------------------  ----------------------  ----------------------
Accumulation Unit Value ...................................               3.2802052              17.0861247              29.0646412
Net Assets Attributable to Accumulation Units Outstanding .             133,368,346             106,303,613               9,962,020
                                                             ======================  ======================  ======================
Accumulation Units Issued .................................              20,709,841                  80,867                   2,625
Accumulation Units Redeemed ...............................              (9,109,787)             (1,297,405)                (53,329)
                                                             ----------------------  ----------------------  ----------------------
Increase (Decrease) in Accumulation Units Outstanding .....              11,600,054              (1,216,538)                (50,704)
Beginning Accumulation Units Outstanding ..................              29,052,492               7,438,228                 393,539
                                                             ----------------------  ----------------------  ----------------------
Ending Accumulation Units Outstanding .....................              40,652,546               6,221,690                 342,835
                                                             ======================  ======================  ======================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: ......              0.80%/(2)/
                                                             ----------------------
Accumulation Unit Value ...................................               3.4300472
Net Assets Attributable to Accumulation Units Outstanding .              25,739,856
                                                             ======================
Accumulation Units Issued .................................               4,862,735
Accumulation Units Redeemed ...............................              (1,832,156)
                                                             ----------------------
Increase (Decrease) in Accumulation Units Outstanding .....               3,030,579
Beginning Accumulation Units Outstanding ..................               4,473,833
                                                             ----------------------
Ending Accumulation Units Outstanding .....................               7,504,412
                                                             ======================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: ......              0.60%/(2)/
                                                             ----------------------
Accumulation Unit Value ...................................               3.5917216
Net Assets Attributable to Accumulation Units Outstanding .               1,057,987
                                                             ======================
Accumulation Units Issued .................................                 434,032
Accumulation Units Redeemed ...............................                (310,932)
                                                             ----------------------
Increase (Decrease) in Accumulation Units Outstanding .....                 123,100
Beginning Accumulation Units Outstanding ..................                 171,495
                                                             ----------------------
Ending Accumulation Units Outstanding .....................                 294,595
                                                             ======================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: ......              0.40%/(2)/
                                                             ----------------------
Accumulation Unit Value ...................................               1.1240000
Net Assets Attributable to Accumulation Units Outstanding .                      --
                                                             ======================
Accumulation Units Issued .................................                      --
Accumulation Units Redeemed ...............................                      --
                                                             ----------------------
Increase (Decrease) in Accumulation Units Outstanding .....                      --
Beginning Accumulation Units Outstanding ..................                      --
                                                             ----------------------
Ending Accumulation Units Outstanding .....................                      --
                                                             ======================

                               SEPARATE ACCOUNT A
                                       OF

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding and analysis of the increase (decrease) in units outstanding as of December 31, 2008.

                                                             AIG RETIREMENT CO. I   AIG RETIREMENT CO. I   AIG RETIREMENT CO. I
                                                                  STOCK INDEX           STOCK INDEX       INTERNATIONAL EQUITIES
                                                                     FUND                   FUND                   FUND
                                                                 DIVISION 10C            DIVISION 10D           DIVISION 11
                                                            ---------------------- ---------------------- ----------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: ......             1.45%/(1)/ 1.00%/(2) (3) (4) (5)/ 1.00%/(2) (3) (4) (5)/
                                                            ---------------------- ---------------------- ----------------------
Accumulation Unit Value ...................................              0.6812779              6.4277585              1.2064195
Net Assets Attributable to Accumulation Units Outstanding .                 19,123             12,664,259            535,961,341
                                                            ====================== ====================== ======================
Accumulation Units Issued .................................                 25,813                 44,715             86,039,328
Accumulation Units Redeemed ...............................                (38,053)              (414,774)           (58,032,156)
                                                            ---------------------- ---------------------- ----------------------
Increase (Decrease) in Accumulation Units Outstanding .....                (12,240)              (370,059)            28,007,172
Beginning Accumulation Units Outstanding ..................                 40,310              2,340,545            414,999,326
                                                            ---------------------- ---------------------- ----------------------
Ending Accumulation Units Outstanding .....................                 28,070              1,970,486            443,006,498
                                                            ====================== ====================== ======================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: ...... 1.00%/(2) (3) (4) (5)/                                    0.80%/(2)/
                                                            ----------------------                        ----------------------
Accumulation Unit Value ...................................              3.6268638                                     1.2533227
Net Assets Attributable to Accumulation Units Outstanding .          1,888,281,038                                   124,684,652
                                                            ======================                        ======================
Accumulation Units Issued .................................             17,920,985                                    44,680,951
Accumulation Units Redeemed ...............................           (138,905,353)                                  (19,421,400)
                                                            ----------------------                        ----------------------
Increase (Decrease) in Accumulation Units Outstanding .....           (120,984,368)                                   25,259,551
Beginning Accumulation Units Outstanding ..................            641,546,116                                    74,223,737
                                                            ----------------------                        ----------------------
Ending Accumulation Units Outstanding .....................            520,561,748                                    99,483,288
                                                            ======================                        ======================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: ......             0.95%/(1)/                                    0.60%/(2)/
                                                            ----------------------                        ----------------------
Accumulation Unit Value ...................................              0.9487592                                     1.3025974
Net Assets Attributable to Accumulation Units Outstanding .                     --                                     4,977,913
                                                            ======================                        ======================
Accumulation Units Issued .................................                     --                                     1,927,808
Accumulation Units Redeemed ...............................                     --                                    (1,480,965)
                                                            ----------------------                        ----------------------
Increase (Decrease) in Accumulation Units Outstanding .....                     --                                       446,843
Beginning Accumulation Units Outstanding ..................                     --                                     3,374,713
                                                            ----------------------                        ----------------------
Ending Accumulation Units Outstanding .....................                     --                                     3,821,556
                                                            ======================                        ======================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: ......             0.80%/(2)/                                    0.40%/(2)/
                                                            ----------------------                        ----------------------
Accumulation Unit Value ...................................              3.7798180                                     0.5260000
Net Assets Attributable to Accumulation Units Outstanding .            354,387,104                                            --
                                                            ======================                        ======================
Accumulation Units Issued .................................             13,196,812                                            --
Accumulation Units Redeemed ...............................            (41,689,915)                                           --
                                                            ----------------------                        ----------------------
Increase (Decrease) in Accumulation Units Outstanding .....            (28,493,103)                                           --
Beginning Accumulation Units Outstanding ..................            122,250,822                                            --
                                                            ----------------------                        ----------------------
Ending Accumulation Units Outstanding .....................             93,757,719                                            --
                                                            ======================                        ======================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: ......             0.60%/(2)/
                                                            ----------------------
Accumulation Unit Value ...................................              3.9480970
Net Assets Attributable to Accumulation Units Outstanding .             18,202,424
                                                            ======================
Accumulation Units Issued .................................              1,040,025
Accumulation Units Redeemed ...............................            (13,243,841)
                                                            ----------------------
Increase (Decrease) in Accumulation Units Outstanding .....            (12,203,816)
Beginning Accumulation Units Outstanding ..................             16,814,360
                                                            ----------------------
Ending Accumulation Units Outstanding .....................              4,610,544
                                                            ======================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: ......             0.40%/(2)/
                                                            ----------------------
Accumulation Unit Value ...................................              0.5942986
Net Assets Attributable to Accumulation Units Outstanding .             36,729,967
                                                            ======================
Accumulation Units Issued .................................             79,316,287
Accumulation Units Redeemed ...............................            (17,512,390)
                                                            ----------------------
Increase (Decrease) in Accumulation Units Outstanding .....             61,803,897
Beginning Accumulation Units Outstanding ..................                     --
                                                            ----------------------
Ending Accumulation Units Outstanding .....................             61,803,897
                                                            ======================

                               SEPARATE ACCOUNT A
                                       OF

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding and analysis of the increase (decrease) in units outstanding as of December 31, 2008.

                                                              AIG RETIREMENT CO. I     AIG RETIREMENT CO. I   AIG RETIREMENT CO. I
                                                                  GLOBAL SOCIAL       INT'L GOVERNMENT BOND      SMALL CAP INDEX
                                                                 AWARENESS FUND                FUND                   FUND
                                                                   DIVISION 12             DIVISION 13             DIVISION 14
                                                             ----------------------  ----------------------  ----------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: .......             1.45%/(1)/  1.00%/(2) (3) (4) (5)/              1.45%/(1)/
                                                             ----------------------  ----------------------  ----------------------
Accumulation Unit Value ....................................              0.6472569               2.4565001               0.9330178
Net Assets Attributable to Accumulation Units Outstanding ..                      -             124,854,371                  21,832
                                                             ======================  ======================  ======================
Accumulation Units Issued ..................................                 22,687              20,316,398                   7,595
Accumulation Units Redeemed ................................                (23,236)            (16,188,307)                (13,594)
                                                             ----------------------  ----------------------  ----------------------
Increase (Decrease) in Accumulation Units Outstanding ......                   (549)              4,128,091                  (5,999)
Beginning Accumulation Units Outstanding ...................                    549              46,683,335                  29,398
                                                             ----------------------  ----------------------  ----------------------
Ending Accumulation Units Outstanding ......................                      -              50,811,426                  23,399
                                                             ======================  ======================  ======================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: ....... 1.00%/(2) (3) (4) (5)/              0.80%/(2)/  1.00%/(2) (3) (4) (5)/
                                                             ----------------------  ----------------------  ----------------------
Accumulation Unit Value ....................................              2.6282103               2.5407205               2.4582390
Net Assets Attributable to Accumulation Units Outstanding ..            189,284,007              27,469,763             506,846,177
                                                             ======================  ======================  ======================
Accumulation Units Issued ..................................             11,780,643               7,019,954              17,532,069
Accumulation Units Redeemed ................................            (20,029,543)             (5,055,388)            (60,469,520)
                                                             ----------------------  ----------------------  ----------------------
Increase (Decrease) in Accumulation Units Outstanding ......             (8,248,900)              1,964,566             (42,937,451)
Beginning Accumulation Units Outstanding ...................             79,161,938               8,847,496             248,987,688
                                                             ----------------------  ----------------------  ----------------------
Ending Accumulation Units Outstanding ......................             70,913,038              10,812,062             206,050,237
                                                             ======================  ======================  ======================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: .......              0.95% (1)              0.60%/(2)/              0.95%/(1)/
                                                             ----------------------  ----------------------  ----------------------
Accumulation Unit Value ....................................              0.8873518               2.6299943               1.0837514
Net Assets Attributable to Accumulation Units Outstanding ..                     --               4,070,854                      --
                                                             ======================  ======================  ======================
Accumulation Units Issued ..................................                     --               1,231,310                      --
Accumulation Units Redeemed ................................                     --                (633,395)                     --
                                                             ----------------------  ----------------------  ----------------------
Increase (Decrease) in Accumulation Units Outstanding ......                     --                 597,915                      --
Beginning Accumulation Units Outstanding ...................                     --                 951,630                      --
                                                             ----------------------  ----------------------  ----------------------
Ending Accumulation Units Outstanding ......................                     --               1,549,545                      --
                                                             ======================  ======================  ======================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: .......             0.80%/(2)/              0.40%/(2)/              0.80%/(2)/
                                                             ----------------------  ----------------------  ----------------------
Accumulation Unit Value ....................................              2.7263307               0.9930000               2.5382342
Net Assets Attributable to Accumulation Units Outstanding ..            107,751,542                  70,855             129,568,167
                                                             ======================  ======================  ======================
Accumulation Units Issued ..................................             31,155,118                  84,105              11,536,049
Accumulation Units Redeemed ................................            (11,361,984)                (12,772)             (9,733,037)
                                                             ----------------------  ----------------------  ----------------------
Increase (Decrease) in Accumulation Units Outstanding ......             19,793,134                  71,333               1,803,012
Beginning Accumulation Units Outstanding ...................             19,729,895                       -              49,243,569
                                                             ----------------------  ----------------------  ----------------------
Ending Accumulation Units Outstanding ......................             39,523,029                  71,333              51,046,581
                                                             ======================  ======================  ======================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: .......             0.60%/(2)/                                      0.60%/(2)/
                                                             ----------------------                          ----------------------
Accumulation Unit Value ....................................              2.8334934                                       2.6244292
Net Assets Attributable to Accumulation Units Outstanding ..                     --                                       5,241,284
                                                             ======================                          ======================
Accumulation Units Issued ..................................              1,221,194                                         849,659
Accumulation Units Redeemed ................................             (1,191,209)                                     (3,269,865)
                                                             ----------------------                          ----------------------
Increase (Decrease) in Accumulation Units Outstanding ......                 29,985                                      (2,420,206)
Beginning Accumulation Units Outstanding ...................                976,365                                       4,417,329
                                                             ----------------------                          ----------------------
Ending Accumulation Units Outstanding ......................              1,006,350                                       1,997,123
                                                             ======================                          ======================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: .......              0.40%/(2/                                      0.40%/(2)/
                                                             ----------------------                          ----------------------
Accumulation Unit Value ....................................              0.5574126                                       0.6046120
Net Assets Attributable to Accumulation Units Outstanding ..                859,361                                       6,228,358
                                                             ======================                          ======================
Accumulation Units Issued ..................................              1,885,084                                      12,757,636
Accumulation Units Redeemed ................................               (343,388)                                     (2,456,222)
                                                             ----------------------                          ----------------------
Increase (Decrease) in Accumulation Units Outstanding ......              1,541,696                                      10,301,414
Beginning Accumulation Units Outstanding ...................                     --                                              --
                                                             ----------------------                          ----------------------
Ending Accumulation Units Outstanding ......................              1,541,696                                      10,301,414
                                                             ======================                          ======================

                               SEPARATE ACCOUNT A
                                       OF

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding and analysis of the increase (decrease) in units outstanding as of December 31, 2008.

                                                              AIG RETIREMENT CO. I    AIG RETIREMENT CO. I    AIG RETIREMENT CO. I
                                                                   CORE EQUITY          GROWTH & INCOME       SCIENCE & TECHNOLOGY
                                                                      FUND                    FUND                    FUND
                                                                   DIVISION 15            DIVISION 16              DIVISION 17
                                                             ----------------------  ----------------------  ----------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: ....... 1.00%/(2) (3) (4) (5)/              1.45%/(1)/              1.45%/(1)/
                                                             ----------------------  ----------------------  ----------------------
Accumulation Unit Value ....................................              1.5044997               0.6773879               0.3290869
Net Assets Attributable to Accumulation Units Outstanding ..            176,706,340                  37,748                   2,395
                                                             ======================  ======================  ======================
Accumulation Units Issued ..................................              3,742,896                  21,085                   1,148
Accumulation Units Redeemed ................................            (23,635,208)                (13,034)                (36,744)
                                                             ----------------------  ----------------------  ----------------------
Increase (Decrease) in Accumulation Units Outstanding ......            (19,892,312)                  8,051                 (35,596)
Beginning Accumulation Units Outstanding ...................            137,228,625                  47,676                  42,874
                                                             ----------------------  ----------------------  ----------------------
Ending Accumulation Units Outstanding ......................            117,336,313                  55,727                   7,278
                                                             ======================  ======================  ======================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: .......             0.80%/(2)/  1.00%/(2) (3) (4) (5)/  1.00%/(2) (3) (4) (5)/
                                                             ----------------------  ----------------------  ----------------------
Accumulation Unit Value ....................................              1.5473824               1.6560784               1.4379415
Net Assets Attributable to Accumulation Units Outstanding ..             32,403,338              62,364,073             370,055,091
                                                             ======================  ======================  ======================
Accumulation Units Issued ..................................              2,963,065               3,096,464               9,019,554
Accumulation Units Redeemed ................................             (6,041,683)             (8,435,150)            (43,851,501)
                                                             ----------------------  ----------------------  ----------------------
Increase (Decrease) in Accumulation Units Outstanding ......             (3,078,618)             (5,338,686)            (34,831,947)
Beginning Accumulation Units Outstanding ...................             24,019,431              42,987,180             292,041,687
                                                             ----------------------  ----------------------  ----------------------
Ending Accumulation Units Outstanding ......................             20,940,813              37,648,494             257,209,740
                                                             ======================  ======================  ======================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: .......             0.60%/(2)/              0.95%/(1)/              0.95%/(1)/
                                                             ----------------------  ----------------------  ----------------------
Accumulation Unit Value ....................................              1.5934989               0.9394649               0.8057396
Net Assets Attributable to Accumulation Units Outstanding ..              1,232,382                      --                      --
                                                             ======================  ======================  ======================
Accumulation Units Issued ..................................                 46,834                      --                      --
Accumulation Units Redeemed ................................               (613,310)                     --                      --
                                                             ----------------------  ----------------------  ----------------------
Increase (Decrease) in Accumulation Units Outstanding ......               (566,476)                     --                      --
Beginning Accumulation Units Outstanding ...................              1,339,870                      --                      --
                                                             ----------------------  ----------------------  ----------------------
Ending Accumulation Units Outstanding ......................                773,394                      --                      --
                                                             ======================  ======================  ======================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: .......             0.40%/(2)/              0.80%/(2)/              0.80%/(2)/
                                                             ----------------------  ----------------------  ----------------------
Accumulation Unit Value ....................................              0.5970000               1.7033840               1.4786545
Net Assets Attributable to Accumulation Units Outstanding ..                488,413              10,488,963              81,580,213
                                                             ======================  ======================  ======================
Accumulation Units Issued ..................................              1,210,098               1,782,732               7,908,556
Accumulation Units Redeemed ................................               (392,301)             (1,953,890)            (12,300,593)
                                                             ----------------------  ----------------------  ----------------------
Increase (Decrease) in Accumulation Units Outstanding ......                817,797                (171,158)             (4,392,037)
Beginning Accumulation Units Outstanding ...................                     --               6,328,894              59,564,326
                                                             ----------------------  ----------------------  ----------------------
Ending Accumulation Units Outstanding ......................                817,797               6,157,736              55,172,289
                                                             ======================  ======================  ======================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: .......                                     0.60%/(2)/              0.60%/(2)/
                                                                                     ----------------------  ----------------------
Accumulation Unit Value ....................................                                      1.7541637               1.5227824
Net Assets Attributable to Accumulation Units Outstanding ..                                        495,270               3,698,945
                                                                                     ======================  ======================
Accumulation Units Issued ..................................                                         68,139                 900,268
Accumulation Units Redeemed ................................                                        (79,575)             (7,800,100)
                                                                                     ----------------------  ----------------------
Increase (Decrease) in Accumulation Units Outstanding ......                                        (11,436)             (6,899,832)
Beginning Accumulation Units Outstanding ...................                                        293,799               9,328,934
                                                                                     ----------------------  ----------------------
Ending Accumulation Units Outstanding ......................                                        282,363               2,429,102
                                                                                     ======================  ======================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: .......                                     0.40%/(2)/              0.40%/(2)/
                                                                                     ----------------------  ----------------------
Accumulation Unit Value ....................................                                      0.6003371               0.4973477
Net Assets Attributable to Accumulation Units Outstanding ..                                             --               8,175,777
                                                                                     ======================  ======================
Accumulation Units Issued ..................................                                             --              21,219,963
Accumulation Units Redeemed ................................                                             --              (4,781,209)
                                                                                     ----------------------  ----------------------
Increase (Decrease) in Accumulation Units Outstanding ......                                             --              16,438,754
Beginning Accumulation Units Outstanding ...................                                             --                      --
                                                                                     ----------------------  ----------------------
Ending Accumulation Units Outstanding ......................                                             --              16,438,754
                                                                                     ======================  ======================

                               SEPARATE ACCOUNT A
                                       OF
                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding and analysis of the increase (decrease) in units outstanding as of December 31, 2008.

                                                              AIG RETIREMENT CO. I    AIG RETIREMENT CO. I    AIG RETIREMENT CO. I
                                                                    SMALL CAP        INTERNATIONAL GROWTH I        CORE VALUE
                                                                      FUND                    FUND                    FUND
                                                                   DIVISION 18            DIVISION 20             DIVISION 21
                                                             ----------------------  ----------------------  ----------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         1.00%/(2) (3) (4) (5)/  1.00%/(2) (3) (4) (5)/  1.00%/(2) (3) (4) (5)/
                                                             ----------------------  ----------------------  ----------------------
Accumulation Unit Value ....................................              1.7415352               1.5189580               1.1997197
Net Assets Attributable to Accumulation Units Outstanding ..            205,343,013             286,274,305              83,093,337
                                                             ======================  ======================  ======================
Accumulation Units Issued ..................................              5,174,876              28,030,549               3,478,745
Accumulation Units Redeemed ................................            (25,507,148)            (37,808,176)            (15,101,694)
                                                             ----------------------  ----------------------  ----------------------
Increase (Decrease) in Accumulation Units Outstanding ......            (20,332,272)             (9,777,627)            (11,622,949)
Beginning Accumulation Units Outstanding ...................            138,219,053             197,901,214              80,805,721
                                                             ----------------------  ----------------------  ----------------------
Ending Accumulation Units Outstanding ......................            117,886,781             188,123,587              69,182,772
                                                             ======================  ======================  ======================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                     0.80%/(2)/              0.80%/(2)/              0.80%/(2)/
                                                             ----------------------  ----------------------  ----------------------
Accumulation Unit Value ....................................              1.7991129               1.5686331               1.2519287
Net Assets Attributable to Accumulation Units Outstanding ..             33,364,970             121,770,642              23,009,257
                                                             ======================  ======================  ======================
Accumulation Units Issued ..................................              2,870,555              25,796,730               2,804,272
Accumulation Units Redeemed ................................             (4,765,056)            (10,923,357)            (11,390,114)
                                                             ----------------------  ----------------------  ----------------------
Increase (Decrease) in Accumulation Units Outstanding ......             (1,894,501)             14,873,373              (8,585,842)
Beginning Accumulation Units Outstanding ...................             20,439,938              62,755,171              26,965,273
                                                             ----------------------  ----------------------  ----------------------
Ending Accumulation Units Outstanding ......................             18,545,437              77,628,544              18,379,431
                                                             ======================  ======================  ======================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                     0.60%/(2)/              0.60%/(2)/              0.60%/(2)/
                                                             ----------------------  ----------------------  ----------------------
Accumulation Unit Value ....................................              1.8664355               1.6218885               1.3109690
Net Assets Attributable to Accumulation Units Outstanding ..              2,117,500               3,401,146                 694,036
                                                             ======================  ======================  ======================
Accumulation Units Issued ..................................                 67,869                 813,679                  22,456
Accumulation Units Redeemed ................................               (301,460)             (1,218,981)               (869,943)
                                                             ----------------------  ----------------------  ----------------------
Increase (Decrease) in Accumulation Units Outstanding ......               (233,591)               (405,302)               (847,487)
Beginning Accumulation Units Outstanding ...................              1,368,123               2,502,365               1,376,939
                                                             ----------------------  ----------------------  ----------------------
Ending Accumulation Units Outstanding ......................              1,134,532               2,097,063                 529,452
                                                             ======================  ======================  ======================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                     0.40%/(2)/              0.40%/(2)/              0.40%/(2)/
                                                             ----------------------  ----------------------  ----------------------
Accumulation Unit Value ....................................              0.6010000               0.5420000               0.6030000
Net Assets Attributable to Accumulation Units Outstanding ..                     --                      --                 663,134
                                                             ======================  ======================  ======================
Accumulation Units Issued ..................................                     --                      --               1,415,472
Accumulation Units Redeemed ................................                     --                      --                (316,204)
                                                             ----------------------  ----------------------  ----------------------
Increase (Decrease) in Accumulation Units Outstanding ......                     --                      --               1,099,268
Beginning Accumulation Units Outstanding ...................                     --                      --                      --
                                                             ----------------------  ----------------------  ----------------------
Ending Accumulation Units Outstanding ......................                     --                      --               1,099,268
                                                             ======================  ======================  ======================

                               SEPARATE ACCOUNT A
                                       OF
                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding and analysis of the increase (decrease) in units outstanding as of December 31, 2008.

                                                                  VANGUARD                  VANGUARD           VANGUARD
                                                             LT INVESTMENT-GRADE       LONG-TERM TREASURY     WINDSOR II
                                                                    FUND                      FUND               FUND
                                                                  DIVISION 22              DIVISION 23        DIVISION 24
                                                             ----------------------  ----------------------  -----------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         1.00%/(2) (3) (4) (5)/  1.00%/(2) (3) (4) (5)/   1.25%/(2)/
                                                             ----------------------  ----------------------  -----------
Accumulation Unit Value ....................................              1.9858505               2.5329653    1.6549409
Net Assets Attributable to Accumulation Units Outstanding ..            123,038,045             335,415,457  879,413,924
                                                             ======================  ======================  ===========
Accumulation Units Issued ..................................              5,459,782              50,345,062   76,587,423
Accumulation Units Redeemed ................................            (15,837,130)            (22,020,622) (68,559,961)
                                                             ----------------------  ----------------------  -----------
Increase (Decrease) in Accumulation Units Outstanding ......            (10,377,348)             28,324,440    8,027,462
Beginning Accumulation Units Outstanding ...................             72,272,448             103,943,061  522,891,970
                                                             ----------------------  ----------------------  -----------
Ending Accumulation Units Outstanding ......................             61,895,100             132,267,501  530,919,432
                                                             ======================  ======================  ===========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                     0.80%/(2)/              0.80%/(2)/   1.05%/(2)/
                                                             ----------------------  ----------------------  -----------
Accumulation Unit Value ....................................              2.0920102               2.6451935    1.7283243
Net Assets Attributable to Accumulation Units Outstanding ..             35,983,159             115,854,787  220,170,428
                                                             ======================  ======================  ===========
Accumulation Units Issued ..................................              4,999,170              22,592,773   25,673,186
Accumulation Units Redeemed ................................             (9,286,609)            (11,748,405) (26,808,391)
                                                             ----------------------  ----------------------  -----------
Increase (Decrease) in Accumulation Units Outstanding ......             (4,287,439)             10,844,368   (1,135,205)
Beginning Accumulation Units Outstanding ...................             21,487,990              32,953,874  128,524,770
                                                             ----------------------  ----------------------  -----------
Ending Accumulation Units Outstanding ......................             17,200,551              43,798,242  127,389,565
                                                             ======================  ======================  ===========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                     0.60%/(2)/              0.60%/(2)/   0.85%/(2)/
                                                             ----------------------  ----------------------  -----------
Accumulation Unit Value ....................................              2.2122674               2.7680194    1.8116532
Net Assets Attributable to Accumulation Units Outstanding ..              1,989,197               5,069,831   11,322,663
                                                             ======================  ======================  ===========
Accumulation Units Issued ..................................                211,133               1,547,040    1,470,992
Accumulation Units Redeemed ................................               (582,628)             (1,555,471) (13,743,742)
                                                             ----------------------  ----------------------  -----------
Increase (Decrease) in Accumulation Units Outstanding ......               (371,495)                 (8,431) (12,272,750)
Beginning Accumulation Units Outstanding ...................              1,270,669               1,840,012   18,522,732
                                                             ----------------------  ----------------------  -----------
Ending Accumulation Units Outstanding ......................                899,174               1,831,581    6,249,982
                                                             ======================  ======================  ===========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                     0.40%/(2)/              0.40%/(2)/   0.40%/(2)/
                                                             ----------------------  ----------------------  -----------
Accumulation Unit Value ....................................              1.0290000               1.2690000    0.5840000
Net Assets Attributable to Accumulation Units Outstanding ..                396,612               1,507,949   17,565,512
                                                             ======================  ======================  ===========
Accumulation Units Issued ..................................                550,709               1,518,685   39,137,439
Accumulation Units Redeemed ................................               (165,316)               (330,702)  (9,050,860)
                                                             ----------------------  ----------------------  -----------
Increase (Decrease) in Accumulation Units Outstanding ......                385,393               1,187,983   30,086,579
Beginning Accumulation Units Outstanding ...................                     --                      --           --
                                                             ----------------------  ----------------------  -----------
Ending Accumulation Units Outstanding ......................                385,393               1,187,983   30,086,579
                                                             ======================  ======================  ===========

                               SEPARATE ACCOUNT A
                                       OF
                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding and analysis of the increase (decrease) in units outstanding as of December 31, 2008.

                                                              VANGUARD      AIG RETIREMENT CO. II   AIG RETIREMENT CO. II
                                                             WELLINGTON    INTERNATIONAL GROWTH II    SMALL CAP GROWTH
                                                                FUND                 FUND                   FUND
                                                             DIVISION 25         DIVISION 33             DIVISION 35
                                                             ------------  -----------------------  ---------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:           1.25%/(2)/               0.75%/(2)/             1.45%/(1)/
                                                             ------------  -----------------------  ---------------------
Accumulation Unit Value ....................................    2.0306648                1.2648571              0.5178202
Net Assets Attributable to Accumulation Units Outstanding ..  971,179,650              417,649,021                  8,824
                                                             ============  =======================  =====================
Accumulation Units Issued ..................................   38,380,621               80,352,683                  4,931
Accumulation Units Redeemed ................................  (69,837,704)             (35,342,540)                (2,773)
                                                             ------------  -----------------------  ---------------------
Increase (Decrease) in Accumulation Units Outstanding ......  (31,457,083)              45,010,143                  2,158
Beginning Accumulation Units Outstanding ...................  509,447,867              284,895,727                 14,882
                                                             ------------  -----------------------  ---------------------
Ending Accumulation Units Outstanding ......................  477,990,784              329,905,870                 17,040
                                                             ============  =======================  =====================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:           1.05%/(2)/               0.55%/(2)/             0.95%/(1)/
                                                             ------------  -----------------------  ---------------------
Accumulation Unit Value ....................................    2.1373606                1.2912286              0.8909412
Net Assets Attributable to Accumulation Units Outstanding ..  214,124,065               94,790,224                     --
                                                             ============  =======================  =====================
Accumulation Units Issued ..................................   26,466,238               27,280,902                     --
Accumulation Units Redeemed ................................  (31,738,889)             (12,481,464)                    --
                                                             ------------- -----------------------  ---------------------
Increase (Decrease) in Accumulation Units Outstanding ......   (5,272,651)              14,799,438                     --
Beginning Accumulation Units Outstanding ...................  105,454,217               58,611,447                     --
                                                             ------------- -----------------------  ---------------------
Ending Accumulation Units Outstanding ......................  100,181,566               73,410,885                     --
                                                             ============= =======================  =====================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:           0.85%/(2)/               0.35%/(2)/             0.75%/(2)/
                                                             ------------  -----------------------  ---------------------
Accumulation Unit Value ....................................    2.2601968                1.3182361              0.9452091
Net Assets Attributable to Accumulation Units Outstanding ..   13,572,682                3,898,343             23,789,136
                                                             ============  =======================  =====================
Accumulation Units Issued ..................................    2,197,317                1,367,505              4,481,843
Accumulation Units Redeemed ................................  (15,270,487)              (1,902,835)            (4,269,279)
                                                             ------------  -----------------------  ---------------------
Increase (Decrease) in Accumulation Units Outstanding ......  (13,073,170)                (535,330)               212,564
Beginning Accumulation Units Outstanding ...................   19,078,304                3,492,588             24,916,073
                                                             ------------  -----------------------  ---------------------
Ending Accumulation Units Outstanding ......................    6,005,134                2,957,258             25,128,637
                                                             ============  =======================  =====================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:           0.40%/(2)/               0.15%/(2)/             0.55%/(2)/
                                                             ------------  -----------------------  ---------------------
Accumulation Unit Value ....................................    0.7570000                0.5230000              0.9648953
Net Assets Attributable to Accumulation Units Outstanding ..   25,940,600                       --              5,947,080
                                                             ============  =======================  =====================
Accumulation Units Issued ..................................   42,677,526                       --              1,738,821
Accumulation Units Redeemed ................................   (8,406,727)                      --             (1,577,750)
                                                             ------------  -----------------------  ---------------------
Increase (Decrease) in Accumulation Units Outstanding ......   34,270,799                       --                161,071
Beginning Accumulation Units Outstanding ...................           --                       --              6,002,415
                                                             ------------  -----------------------  ---------------------
Ending Accumulation Units Outstanding ......................   34,270,799                       --              6,163,486
                                                             ============  =======================  =====================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                                           0.35%/(2)/
                                                                                                    ---------------------
Accumulation Unit Value ....................................                                                    0.9851190
Net Assets Attributable to Accumulation Units Outstanding ..                                                      615,387
                                                                                                    =====================
Accumulation Units Issued ..................................                                                      174,579
Accumulation Units Redeemed ................................                                                     (294,252)
                                                                                                    ---------------------
Increase (Decrease) in Accumulation Units Outstanding ......                                                     (119,673)
Beginning Accumulation Units Outstanding ...................                                                      744,378
                                                                                                    ---------------------
Ending Accumulation Units Outstanding ......................                                                      624,705
                                                                                                    =====================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                                           0.15%/(2)/
                                                                                                    ---------------------
Accumulation Unit Value ....................................                                                    0.5187505
Net Assets Attributable to Accumulation Units Outstanding ..                                                           --
                                                                                                    =====================
Accumulation Units Issued ..................................                                                           --
Accumulation Units Redeemed ................................                                                           --
                                                                                                    ---------------------
Increase (Decrease) in Accumulation Units Outstanding ......                                                           --
Beginning Accumulation Units Outstanding ...................                                                           --
                                                                                                    ---------------------
Ending Accumulation Units Outstanding ......................                                                           --
                                                                                                    =====================

                               SEPARATE ACCOUNT A
                                       OF
                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding and analysis of the increase (decrease) in units outstanding as of December 31, 2008.

                                                             AIG RETIREMENT CO. II   AIG RETIREMENT CO. II  AIG RETIREMENT CO. II
                                                                SMALL CAP VALUE          MID CAP GROWTH         MID CAP VALUE
                                                                     FUND                     FUND                  FUND
                                                                  DIVISION 36             DIVISION 37            DIVISION 38
                                                             ---------------------  ----------------------  ---------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: ......             0.75%/(2)/              0.75%/(2)/             0.75%/(2)/
                                                             ---------------------  ----------------------  ---------------------
Accumulation Unit Value ...................................              1.5929228               0.7862012              2.0778033
Net Assets Attributable to Accumulation Units Outstanding .            187,414,331             117,062,549            250,899,314
                                                             =====================  ======================  =====================
Accumulation Units Issued .................................             52,089,434             114,712,549             37,015,650
Accumulation Units Redeemed ...............................            (10,553,646)            (16,333,485)           (24,309,086)
                                                             ---------------------  ----------------------  ---------------------
Increase (Decrease) in Accumulation Units Outstanding .....             41,535,788              98,379,064             12,706,564
Beginning Accumulation Units Outstanding ..................             75,988,731              50,257,714            107,756,457
                                                             ---------------------  ----------------------  ---------------------
Ending Accumulation Units Outstanding .....................            117,524,519             148,636,778            120,463,021
                                                             =====================  ======================  =====================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: ......             0.55%/(2)/              0.55%/(2)/             0.55%/(2)/
                                                             ---------------------  ----------------------  ---------------------
Accumulation Unit Value ...................................              1.6260828               0.8025639              2.1210797
Net Assets Attributable to Accumulation Units Outstanding .             36,487,993              14,821,676            132,293,627
                                                             =====================  ======================  =====================
Accumulation Units Issued .................................              6,905,395              12,019,124             46,308,794
Accumulation Units Redeemed ...............................            (11,610,233)             (4,723,533)            (9,592,713)
                                                             ---------------------  ----------------------  ---------------------
Increase (Decrease) in Accumulation Units Outstanding .....             (4,704,838)              7,295,591             36,716,081
Beginning Accumulation Units Outstanding ..................             27,144,038              11,172,318             25,654,821
                                                             ---------------------  ----------------------  ---------------------
Ending Accumulation Units Outstanding .....................             22,439,200              18,467,909             62,370,902
                                                             =====================  ======================  =====================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: ......             0.35%/(2)/              0.35%/(2)/             0.35%/(2)/
                                                             ---------------------  ----------------------  ---------------------
Accumulation Unit Value ...................................              1.6600996               0.8193879              2.1654891
Net Assets Attributable to Accumulation Units Outstanding .              2,594,037                 729,729              7,288,229
                                                             =====================  ======================  =====================
Accumulation Units Issued .................................                891,266                 229,226              2,718,765
Accumulation Units Redeemed ...............................             (3,140,205)               (395,956)            (3,901,017)
                                                             ---------------------  ----------------------  ---------------------
Increase (Decrease) in Accumulation Units Outstanding .....             (2,248,939)               (166,730)            (1,182,252)
Beginning Accumulation Units Outstanding ..................              3,811,579               1,057,318              4,547,940
                                                             ---------------------  ----------------------  ---------------------
Ending Accumulation Units Outstanding .....................              1,562,640                 890,588              3,365,688
                                                             =====================  ======================  =====================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: ......             0.15%/(2)/              0.15%/(2)/             0.15%/(2)/
                                                             ---------------------  ----------------------  ---------------------
Accumulation Unit Value ...................................              0.6440000               0.5070000              0.5680000
Net Assets Attributable to Accumulation Units Outstanding .              2,630,201                      --              3,909,164
                                                             =====================  ======================  =====================
Accumulation Units Issued .................................              5,279,249                      --              9,213,502
Accumulation Units Redeemed ...............................             (1,196,634)                     --             (2,333,702)
                                                             ---------------------  ----------------------  ---------------------
Increase (Decrease) in Accumulation Units Outstanding .....              4,082,615                      --              6,879,800
Beginning Accumulation Units Outstanding ..................                     --                      --                     --
                                                             ---------------------  ----------------------  ---------------------
Ending Accumulation Units Outstanding .....................              4,082,615                      --              6,879,800
                                                             =====================  ======================  =====================

                               SEPARATE ACCOUNT A
                                       OF
                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding and analysis of the increase (decrease) in units outstanding as of December 31, 2008.

                                                             AIG RETIREMENT CO. II   AIG RETIREMENT CO. II  AIG RETIREMENT CO. II
                                                             CAPITAL APPRECIATION       LARGE CAP VALUE     SOCIALLY RESPONSIBLE
                                                                     FUND                     FUND                  FUND
                                                                  DIVISION 39             DIVISION 40            DIVISION 41
                                                             ---------------------  ----------------------  ---------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: ......             1.45% (1)               0.75%/(2)/             0.75%/(2)/
                                                             ---------------------  ----------------------  ---------------------
Accumulation Unit Value ...................................              0.4904622               1.3539692              0.9472473
Net Assets Attributable to Accumulation Units Outstanding .                  1,989             126,395,007            539,617,554
                                                             =====================  ======================  =====================
Accumulation Units Issued .................................                  2,280              16,733,846             87,271,695
Accumulation Units Redeemed ...............................                 (7,382)          (60,401,786)             (89,395,584)
                                                             ---------------------  ----------------------  ---------------------
Increase (Decrease) in Accumulation Units Outstanding .....                 (5,102)          (43,667,940)            (2,123,889)
Beginning Accumulation Units Outstanding ..................                  9,159             136,506,465            569,830,560
                                                             ---------------------  ----------------------  ---------------------
Ending Accumulation Units Outstanding .....................                  4,057              92,838,525            567,706,671
                                                             =====================  ======================  =====================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: ......             0.95%/(1)/              0.55%/(2)/             0.55%/(2)/
                                                             ---------------------  ----------------------  ---------------------
Accumulation Unit Value ...................................              0.8348116               1.3822138              0.9669806
Net Assets Attributable to Accumulation Units Outstanding .                     --              30,044,509             53,721,452
                                                             =====================  ======================  =====================
Accumulation Units Issued .................................                     --               4,826,155             18,881,820
Accumulation Units Redeemed ...............................                     --             (26,796,189)           (62,907,825)
                                                             ---------------------  ----------------------  ---------------------
Increase (Decrease) in Accumulation Units Outstanding .....                     --             (21,970,034)           (44,026,005)
Beginning Accumulation Units Outstanding ..................                     --              43,706,583             99,581,896
                                                             ---------------------  ----------------------  ---------------------
Ending Accumulation Units Outstanding .....................                     --              21,736,549             55,555,891
                                                             =====================  ======================  =====================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: ......             0.75%/(2)/              0.35%/(2)/             0.35%/(2)/
                                                             ---------------------  ----------------------  ---------------------
Accumulation Unit Value ...................................              0.6602733               1.4111465              0.9872348
Net Assets Attributable to Accumulation Units Outstanding .             18,454,299               1,187,803              1,547,390
                                                             =====================  ======================  =====================
Accumulation Units Issued .................................             13,123,661                 372,271              1,136,558
Accumulation Units Redeemed ...............................             (7,781,226)             (1,080,161)            (3,160,855)
                                                             ---------------------  ----------------------  ---------------------
Increase (Decrease) in Accumulation Units Outstanding .....              5,342,435                (707,890)            (2,024,297)
Beginning Accumulation Units Outstanding ..................             22,564,438               1,549,643              3,591,862
                                                             ---------------------  ----------------------  ---------------------
Ending Accumulation Units Outstanding .....................             27,906,873                 841,753              1,567,565
                                                             =====================  ======================  =====================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: ......             0.55%/(2)/              0.15%/(2)/             0.15%/(2)/
                                                             ---------------------  ----------------------  ---------------------
Accumulation Unit Value ...................................              0.6740517               0.5990000              0.5880000
Net Assets Attributable to Accumulation Units Outstanding .              4,344,476                      --                     --
                                                             =====================  ======================  =====================
Accumulation Units Issued .................................              4,053,136                      --                     --
Accumulation Units Redeemed ...............................             (1,804,364)                     --                     --
                                                             ---------------------  ----------------------  ---------------------
Increase (Decrease) in Accumulation Units Outstanding .....              2,248,772                      --                     --
Beginning Accumulation Units Outstanding ..................              4,197,252                      --                     --
                                                             ---------------------  ----------------------  ---------------------
Ending Accumulation Units Outstanding .....................              6,446,024                      --                     --
                                                             =====================  ======================  =====================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: ......             0.35%/(2)/
                                                             ---------------------
Accumulation Unit Value ...................................              0.6881720
Net Assets Attributable to Accumulation Units Outstanding .                706,656
                                                             =====================
Accumulation Units Issued .................................                151,699
Accumulation Units Redeemed ...............................               (225,377)
                                                             ---------------------
Increase (Decrease) in Accumulation Units Outstanding .....                (73,678)
Beginning Accumulation Units Outstanding ..................              1,100,795
                                                             ---------------------
Ending Accumulation Units Outstanding .....................              1,027,117
                                                             =====================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: ......             0.15%/(2)/
                                                             ---------------------
Accumulation Unit Value ...................................              0.5452500
Net Assets Attributable to Accumulation Units Outstanding .                     --
                                                             =====================
Accumulation Units Issued .................................                     --
Accumulation Units Redeemed ...............................                     --
                                                             ---------------------
Increase (Decrease) in Accumulation Units Outstanding .....                     --
Beginning Accumulation Units Outstanding ..................                     --
                                                             ---------------------
Ending Accumulation Units Outstanding .....................                     --
                                                             =====================

                               SEPARATE ACCOUNT A
                                       OF
                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding and analysis of the increase (decrease) in units outstanding as of December 31, 2008.

                                                             AIG RETIREMENT CO. II   AIG RETIREMENT CO. I   AIG RETIREMENT CO. II
                                                                MONEY MARKET II      NASDAQ-100 (R) INDEX     AGGRESSIVE GROWTH
                                                                     FUND                   FUND             LIFESTYLE FUND
                                                                  DIVISION 44             DIVISION 46            DIVISION 48
                                                             ---------------------  ----------------------  ---------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: ......             0.75%/(2)/  1.00%/(2) (3) (4) (5)/             1.45%/(1)/
                                                             ---------------------  ----------------------  ----------------------
Accumulation Unit Value ...................................              1.2786504               0.3343978              0.8810393
Net Assets Attributable to Accumulation Units Outstanding .            250,629,564              44,088,655                 36,516
                                                             =====================  ======================  ======================
Accumulation Units Issued .................................            126,817,122              29,524,901                 40,357
Accumulation Units Redeemed ...............................           (154,282,842)            (36,696,362)               (20,219)
                                                             ---------------------  ----------------------  ----------------------
Increase (Decrease) in Accumulation Units Outstanding .....            (27,465,720)             (7,171,461)                20,138
Beginning Accumulation Units Outstanding ..................            223,310,298             138,820,333                 21,309
                                                             ---------------------  ----------------------  ----------------------
Ending Accumulation Units Outstanding .....................            195,844,578             131,648,872                 41,447
                                                             =====================  ======================  ======================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: ......             0.55%/(2)/              0.80%/(2)/             0.75%/(2)/
                                                             ---------------------  ----------------------  ---------------------
Accumulation Unit Value ...................................              1.3052789               0.3399315              1.3223578
Net Assets Attributable to Accumulation Units Outstanding               62,143,989               9,032,404             57,799,330
                                                             =====================  ======================  =====================
Accumulation Units Issued .................................             39,579,509               9,119,147             13,850,859
Accumulation Units Redeemed ...............................            (34,160,007)             (9,741,981)            (8,163,975)
                                                             ---------------------  ----------------------  ---------------------
Increase (Decrease) in Accumulation Units Outstanding .....              5,419,502                (622,834)             5,686,884
Beginning Accumulation Units Outstanding ..................             42,190,759              27,194,567             38,013,516
                                                             ---------------------  ----------------------  ---------------------
Ending Accumulation Units Outstanding .....................             47,610,261              26,571,733             43,700,400
                                                             =====================  ======================  =====================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: ......             0.35%/(2)/              0.60%/(2)/             0.95%/(1)/
                                                             ---------------------  ----------------------  ---------------------
Accumulation Unit Value ...................................              1.3326048               0.3455350              1.1634887
Net Assets Attributable to Accumulation Units Outstanding .              3,793,691                 561,370                     --
                                                             =====================  ======================  =====================
Accumulation Units Issued .................................              5,491,909               1,362,821                     --
Accumulation Units Redeemed ...............................             (5,922,635)             (2,009,721)                    --
                                                             ---------------------  ----------------------  ---------------------
Increase (Decrease) in Accumulation Units Outstanding .....               (430,726)               (646,900)                    --
Beginning Accumulation Units Outstanding ..................              3,277,618               2,271,567                     --
                                                             ---------------------  ----------------------  ---------------------
Ending Accumulation Units Outstanding .....................              2,846,892               1,624,667                     --
                                                             =====================  ======================  =====================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: ......             0.15%/(2)/              0.40%/(2)/             0.55%/(2)/
                                                             ---------------------  ----------------------  ---------------------
Accumulation Unit Value ...................................              1.0270000               0.5340000              1.3499713
Net Assets Attributable to Accumulation Units Outstanding .                     --                      --             11,890,666
                                                             =====================  ======================  =====================
Accumulation Units Issued .................................                     --                      --              4,106,646
Accumulation Units Redeemed ...............................                     --                      --             (2,304,805)
                                                             ---------------------  ----------------------  ---------------------
Increase (Decrease) in Accumulation Units Outstanding .....                     --                      --              1,801,841
Beginning Accumulation Units Outstanding ..................                     --                      --              7,006,792
                                                             ---------------------  ----------------------  ---------------------
Ending Accumulation Units Outstanding .....................                     --                      --              8,808,633
                                                             =====================  ======================  =====================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: ......                                                            0.35%/(2)/
                                                                                                            ---------------------
Accumulation Unit Value ...................................                                                             1.3782115
Net Assets Attributable to Accumulation Units Outstanding .                                                             1,369,679
                                                                                                            ======================
Accumulation Units Issued .................................                                                               245,559
Accumulation Units Redeemed ...............................                                                              (318,377)
                                                                                                            ---------------------
Increase (Decrease) in Accumulation Units Outstanding .....                                                               (72,818)
Beginning Accumulation Units Outstanding ..................                                                             1,066,647
                                                                                                            ---------------------
Ending Accumulation Units Outstanding .....................                                                               993,829
                                                                                                            =====================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: ......                                                            0.15%/(2)/
                                                                                                            ---------------------
Accumulation Unit Value ...................................                                                             0.6370062
Net Assets Attributable to Accumulation Units Outstanding .                                                                    --
                                                                                                            =====================
Accumulation Units Issued .................................                                                                    --
Accumulation Units Redeemed ...............................                                                                    --
                                                                                                            ---------------------
Increase (Decrease) in Accumulation Units Outstanding .....                                                                    --
Beginning Accumulation Units Outstanding ..................                                                                    --
                                                                                                            ---------------------
Ending Accumulation Units Outstanding .....................                                                                    --
                                                                                                            =====================

                               SEPARATE ACCOUNT A
                                       OF

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding and analysis of the increase (decrease) in units outstanding as of December 31, 2008.

                                                              AIG RETIREMENT CO. II   AIG RETIREMENT CO. II   VANGUARD LIFESTRATEGY
                                                                 MODERATE GROWTH       CONSERVATIVE GROWTH           GROWTH
                                                                 LIFESTYLE FUND           LIFESTYLE FUND              FUND
                                                                   DIVISION 49             DIVISION 50             DIVISION 52
                                                             ----------------------  ----------------------  ----------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: .......             1.45%/(1)/              1.45%/(1)/              1.25%/(2)/
                                                             ----------------------  ----------------------  ----------------------
Accumulation Unit Value ....................................              0.9972079               1.0747692               1.1103625
Net Assets Attributable to Accumulation Units Outstanding ..                150,613                  28,949              79,138,395
                                                             ======================  ======================  ======================
Accumulation Units Issued ..................................                 95,302                  55,879              14,511,110
Accumulation Units Redeemed ................................                (30,012)               (104,066)             (9,165,957)
                                                             ----------------------  ----------------------  ----------------------
Increase (Decrease) in Accumulation Units Outstanding ......                 65,290                 (48,187)              5,345,153
Beginning Accumulation Units Outstanding ...................                 85,745                  75,122              65,934,408
                                                             ----------------------  ----------------------  ----------------------
Ending Accumulation Units Outstanding ......................                151,035                  26,935              71,279,561
                                                             ======================  ======================  ======================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: .......             0.75%/(2)/              0.75%/(2)/              1.05%/(2)/
                                                             ----------------------  ----------------------  ----------------------
Accumulation Unit Value ....................................              1.4597752               1.5305856               1.1334305
Net Assets Attributable to Accumulation Units Outstanding ..            100,147,794              37,084,431              13,811,021
                                                             ======================  ======================  ======================
Accumulation Units Issued ..................................             20,709,773               8,911,234               3,460,043
Accumulation Units Redeemed ................................            (10,688,977)             (7,044,923)             (3,747,345)
                                                             ----------------------  ----------------------  ----------------------
Increase (Decrease) in Accumulation Units Outstanding ......             10,020,796               1,866,311                (287,302)
Beginning Accumulation Units Outstanding ...................             58,572,778              22,356,559              12,472,587
                                                             ----------------------  ----------------------  ----------------------
Ending Accumulation Units Outstanding ......................             68,593,574              24,222,870              12,185,285
                                                             ======================  ======================  ======================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: .......             0.95%/(1)/              0.95%/(1)/              0.85%/(2)/
                                                             ----------------------  ----------------------  ----------------------
Accumulation Unit Value ....................................              1.1410202               1.1364646               1.1569163
Net Assets Attributable to Accumulation Units Outstanding ..                     --                      --               2,315,796
                                                             ======================  ======================  ======================
Accumulation Units Issued ..................................                     --                      --                 194,973
Accumulation Units Redeemed ................................                     --                      --                (225,051)
                                                             ----------------------  ----------------------  ----------------------
Increase (Decrease) in Accumulation Units Outstanding ......                     --                      --                 (30,078)
Beginning Accumulation Units Outstanding ...................                     --                      --               2,031,848
                                                             ----------------------  ----------------------  ----------------------
Ending Accumulation Units Outstanding ......................                     --                      --               2,001,770
                                                             ======================  ======================  ======================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: .......             0.55%/(2)/              0.55%/(2)/              0.65%/(2)/
                                                             ----------------------  ----------------------  ----------------------
Accumulation Unit Value ....................................              1.4901888               1.5625046               0.6230000
Net Assets Attributable to Accumulation Units Outstanding ..             16,604,587              11,469,719                      --
                                                             ======================  ======================  ======================
Accumulation Units Issued ..................................              5,206,209               4,154,559                      --
Accumulation Units Redeemed ................................             (3,236,366)             (3,130,374)                     --
                                                             ----------------------  ----------------------  ----------------------
Increase (Decrease) in Accumulation Units Outstanding ......              1,969,843               1,024,185                      --
Beginning Accumulation Units Outstanding ...................              9,172,801               6,316,431                      --
                                                             ----------------------  ----------------------  ----------------------
Ending Accumulation Units Outstanding ......................             11,142,644               7,340,616                      --
                                                             ======================  ======================  ======================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: .......             0.35%/(2)/              0.35%/(2)/
                                                             ----------------------  ----------------------
Accumulation Unit Value ....................................              1.5213572               1.5951465
Net Assets Attributable to Accumulation Units Outstanding ..              1,213,401                 775,318
                                                             ======================  ======================
Accumulation Units Issued ..................................                446,299                 282,515
Accumulation Units Redeemed ................................               (425,212)               (224,793)
                                                             ----------------------  ----------------------
Increase (Decrease) in Accumulation Units Outstanding ......                 21,087                  57,722
Beginning Accumulation Units Outstanding ...................                776,491                 428,327
                                                             ----------------------  ----------------------
Ending Accumulation Units Outstanding ......................                797,578                 486,049
                                                             ======================  ======================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: .......             0.15%/(2)/              0.15%/(2)/
                                                             ----------------------  ----------------------
Accumulation Unit Value ....................................              0.7140956               0.7957856
Net Assets Attributable to Accumulation Units Outstanding ..                     --                      --
                                                             ======================  ======================
Accumulation Units Issued ..................................                     --                      --
Accumulation Units Redeemed ................................                     --                      --
                                                             ----------------------  ----------------------
Increase (Decrease) in Accumulation Units Outstanding ......                     --                      --
Beginning Accumulation Units Outstanding ...................                     --                      --
                                                             ----------------------  ----------------------
Ending Accumulation Units Outstanding ......................                     --                      --
                                                             ======================  ======================

                               SEPARATE ACCOUNT A
                                       OF

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding and analysis of the increase (decrease) in units outstanding as of December 31, 2008.

                                                             VANGUARD LIFESTRATEGY   VANGUARD LIFESTRATEGY    AIG RETIREMENT CO. II
                                                                MODERATE GROWTH       CONSERVATIVE GROWTH           CORE BOND
                                                                     FUND                     FUND                     FUND
                                                                   DIVISION 53             DIVISION 54              DIVISION 58
                                                             ----------------------  ----------------------  ----------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: .......             1.25%/(2)/              1.25%/(2)/              1.45%/(1)/
                                                             ----------------------  ----------------------  ----------------------
Accumulation Unit Value ....................................              1.2080194               1.2593896               1.1868750
Net Assets Attributable to Accumulation Units Outstanding ..             89,737,993              36,663,952                   6,943
                                                             ======================  ======================  ======================
Accumulation Units Issued ..................................             14,771,289               8,906,174                   3,031
Accumulation Units Redeemed ................................            (10,814,250)             (8,312,988)                 (1,756)
                                                             ----------------------  ----------------------  ----------------------
Increase (Decrease) in Accumulation Units Outstanding ......              3,957,039                 593,186                   1,275
Beginning Accumulation Units Outstanding ...................             70,289,060              28,505,070                   4,574
                                                             ----------------------  ----------------------  ----------------------
Ending Accumulation Units Outstanding ......................             74,246,099              29,098,256                   5,849
                                                             ======================  ======================  ======================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: .......             1.05%/(2)/              1.05%/(2)/              0.95%/(1)/
                                                             ----------------------  ----------------------  ----------------------
Accumulation Unit Value ....................................              1.2330617               1.2855054               1.0574362
Net Assets Attributable to Accumulation Units Outstanding ..             18,460,963               7,855,134                       -
                                                             ======================  ======================  ======================
Accumulation Units Issued ..................................              4,025,507               2,711,873                      --
Accumulation Units Redeemed ................................             (5,446,637)             (2,643,923)                     --
                                                             ----------------------  ----------------------  ----------------------
Increase (Decrease) in Accumulation Units Outstanding ......             (1,421,130)                 67,950                      --
Beginning Accumulation Units Outstanding ...................             16,392,940               6,042,668                      --
                                                             ----------------------  ----------------------  ----------------------
Ending Accumulation Units Outstanding ......................             14,971,810               6,110,618                      --
                                                             ======================  ======================  ======================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: .......             0.85%/(2)/              0.85%/(2)/              0.75%/(2)/
                                                             ----------------------  ----------------------  ----------------------
Accumulation Unit Value ....................................              1.2586907               1.3121772               1.3758648
Net Assets Attributable to Accumulation Units Outstanding ..              3,008,282               1,427,613              89,270,406
                                                             ======================  ======================  ======================
Accumulation Units Issued ..................................                194,645                 124,353              13,398,905
Accumulation Units Redeemed ................................               (721,638)               (212,949)            (66,301,852)
                                                             ----------------------  ----------------------  ----------------------
Increase (Decrease) in Accumulation Units Outstanding ......               (526,993)                (88,596)            (52,902,947)
Beginning Accumulation Units Outstanding ...................              2,917,032               1,176,728             117,713,661
                                                             ----------------------  ----------------------  ----------------------
Ending Accumulation Units Outstanding ......................              2,390,039               1,088,132              64,810,714
                                                             ======================  ======================  ======================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: .......             0.65%/(2)/              0.65%/(2)/              0.55%/(2)/
                                                             ----------------------  ----------------------  ----------------------
Accumulation Unit Value ....................................              0.7100000               0.7880000               1.4045447
Net Assets Attributable to Accumulation Units Outstanding                        --                      --              11,489,540
                                                             ======================  ======================  ======================
Accumulation Units Issued ..................................                     --                      --               4,087,355
Accumulation Units Redeemed ................................                     --                      --             (11,756,829)
                                                             ----------------------  ----------------------  ----------------------
Increase (Decrease) in Accumulation Units Outstanding ......                     --                      --              (7,669,474)
Beginning Accumulation Units Outstanding ...................                     --                      --              15,849,736
                                                             ----------------------  ----------------------  ----------------------
Ending Accumulation Units Outstanding ......................                     --                      --               8,180,262
                                                             ======================  ======================  ======================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: .......                                                             0.35%/(2)/
                                                                                                             ----------------------
Accumulation Unit Value ....................................                                                              1.4339661
Net Assets Attributable to Accumulation Units Outstanding ..                                                              1,315,992
                                                                                                             ======================
Accumulation Units Issued ..................................                                                                889,979
Accumulation Units Redeemed ................................                                                             (6,135,471)
                                                                                                             ----------------------
Increase (Decrease) in Accumulation Units Outstanding ......                                                             (5,245,492)
Beginning Accumulation Units Outstanding ...................                                                              6,164,002
                                                                                                             ----------------------
Ending Accumulation Units Outstanding ......................                                                                918,510
                                                                                                             ======================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: .......                                                             0.15%/(2)/
                                                                                                             ----------------------
Accumulation Unit Value ....................................                                                              0.9576860
Net Assets Attributable to Accumulation Units Outstanding ..                                                              6,755,189
                                                                                                             ======================
Accumulation Units Issued ..................................                                                              9,912,554
Accumulation Units Redeemed ................................                                                             (2,858,897)
                                                                                                             ----------------------
Increase (Decrease) in Accumulation Units Outstanding ......                                                              7,053,657
Beginning Accumulation Units Outstanding ...................                                                                     --
                                                                                                             ----------------------
Ending Accumulation Units Outstanding ......................                                                              7,053,657
                                                                                                             ======================

                               SEPARATE ACCOUNT A
                                       OF

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding and analysis of the increase (decrease) in units outstanding as of December 31, 2008.

                                                              AIG RETIREMENT CO. II   AIG RETIREMENT CO. II
                                                                 STRATEGIC BOND          HIGH YIELD BOND              ARIEL
                                                                     FUND                     FUND                     FUND
                                                                   DIVISION 59             DIVISION 60             DIVISION 68
                                                             ----------------------  ----------------------  ----------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: .......             1.45%/(1)/              0.75%/(2)/  1.00%/(2) (3) (4) (5)/
                                                             ----------------------  ----------------------  ----------------------
Accumulation Unit Value ....................................              1.3417149               1.2447307               0.9826591
Net Assets Attributable to Accumulation Units Outstanding ..                 36,449             107,995,788             149,477,542
                                                             ======================  ======================  ======================
Accumulation Units Issued ..................................                 22,217              15,509,239               8,345,641
Accumulation Units Redeemed ................................                (27,375)            (18,365,554)            (35,523,481)
                                                             ----------------------  ----------------------  ----------------------
Increase (Decrease) in Accumulation Units Outstanding ......                 (5,158)             (2,856,315)            (27,177,840)
Beginning Accumulation Units Outstanding ...................                 32,324              89,538,441             179,090,018
                                                             ----------------------  ----------------------  ----------------------
Ending Accumulation Units Outstanding ......................                 27,166              86,682,126             151,912,178
                                                             ======================  ======================  ======================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: .......             0.95%/(1)/              0.55%/(2)/              0.80%/(2)/
                                                             ----------------------  ----------------------  ----------------------
Accumulation Unit Value ....................................              1.1421781               1.2706658               0.9988732
Net Assets Attributable to Accumulation Units Outstanding ..                     --              24,763,188              44,974,224
                                                             ======================  ======================  ======================
Accumulation Units Issued ..................................                     --               8,379,184              10,718,547
Accumulation Units Redeemed ................................                     --              (5,113,397)            (13,862,286)
                                                             ----------------------  ----------------------  ----------------------
Increase (Decrease) in Accumulation Units Outstanding ......                     --               3,265,787              (3,143,739)
Beginning Accumulation Units Outstanding ...................                     --              16,222,580              48,168,727
                                                             ----------------------  ----------------------  ----------------------
Ending Accumulation Units Outstanding ......................                     --              19,488,367              45,024,988
                                                             ======================  ======================  ======================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: .......             0.75%/(2)/              0.35%/(2)/              0.60%/(2)/
                                                             ----------------------  ----------------------  ----------------------
Accumulation Unit Value ....................................              1.6371819               1.2973324               1.0153313
Net Assets Attributable to Accumulation Units Outstanding ..            211,302,034               1,396,271               2,937,400
                                                             ======================  ======================  ======================
Accumulation Units Issued ..................................             19,370,115                 442,371                 512,319
Accumulation Units Redeemed ................................            (24,901,288)               (433,033)             (7,298,808)
                                                             ----------------------  ----------------------  ----------------------
Increase (Decrease) in Accumulation Units Outstanding ......             (5,531,173)                  9,338              (6,786,489)
Beginning Accumulation Units Outstanding ...................            134,462,026               1,066,929               9,679,539
                                                             ----------------------  ----------------------  ----------------------
Ending Accumulation Units Outstanding ......................            128,930,853               1,076,267               2,893,050
                                                             ======================  ======================  ======================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: .......             0.55%/(2)/              0.15%/(2)/              0.40%/(2)/
                                                             ----------------------  ----------------------  ----------------------
Accumulation Unit Value ....................................              1.6713038               0.6750000               0.4780000
Net Assets Attributable to Accumulation Units Outstanding ..             46,819,978                      --               5,157,452
                                                             ======================  ======================  ======================
Accumulation Units Issued ..................................              7,316,263                      --              14,470,082
Accumulation Units Redeemed ................................             (6,182,344)                     --              (3,681,977)
                                                             ----------------------  ----------------------  ----------------------
Increase (Decrease) in Accumulation Units Outstanding ......              1,133,919                      --              10,788,105
Beginning Accumulation Units Outstanding ...................             26,880,177                      --                       -
                                                             ----------------------  ----------------------  ----------------------
Ending Accumulation Units Outstanding ......................             28,014,096                      --              10,788,105
                                                             ======================  ======================  ======================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: .......             0.35%/(2)/
                                                             ----------------------
Accumulation Unit Value ....................................              1.7062880
Net Assets Attributable to Accumulation Units Outstanding ..              4,286,028
                                                             ======================
Accumulation Units Issued ..................................                792,755
Accumulation Units Redeemed ................................               (947,805)
                                                             ----------------------
Increase (Decrease) in Accumulation Units Outstanding ......               (155,050)
Beginning Accumulation Units Outstanding ...................              2,667,037
                                                             ----------------------
Ending Accumulation Units Outstanding ......................              2,511,987
                                                             ======================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: .......             0.15%/(2)/
                                                             ----------------------
Accumulation Unit Value ....................................              0.8519393
Net Assets Attributable to Accumulation Units Outstanding ..                     --
                                                             ======================
Accumulation Units Issued ..................................                     --
Accumulation Units Redeemed ................................                     --
                                                             ----------------------
Increase (Decrease) in Accumulation Units Outstanding ......                     --
Beginning Accumulation Units Outstanding ...................                     --
                                                             ----------------------
Ending Accumulation Units Outstanding ......................                     --
                                                             ======================

                               SEPARATE ACCOUNT A
                                       OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding and analysis of the increase (decrease) in units outstanding as of December 31, 2008.

                                                                      ARIEL                LOU HOLLAND        AIG RETIREMENT CO. I
                                                                  APPRECIATION               GROWTH             BLUE CHIP GROWTH
                                                                      FUND                    FUND                    FUND
                                                                   DIVISION 69             DIVISION 70             DIVISION 72
                                                             ----------------------  ----------------------  ----------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         1.00%/(2) (3) (4) (5)/  1.00%/(2) (3) (4) (5)/  1.00%/(2) (3) (4) (5)/
                                                             ----------------------  ----------------------  ----------------------
Accumulation Unit Value                                                   1.0107887               0.6736015               0.5890987
Net Assets Attributable to Accumulation Units Outstanding .             127,266,054              11,272,242             192,562,523
                                                             ======================  ======================  ======================
Accumulation Units Issued .................................               5,782,362               4,143,031             240,307,969
Accumulation Units Redeemed ...............................             (29,346,524)             (5,725,426)            (21,182,321)
                                                             ----------------------  ----------------------  ----------------------
Increase (Decrease) in Accumulation Units Outstanding .....             (23,564,162)             (1,582,395)            219,125,648
Beginning Accumulation Units Outstanding ..................             149,402,054              18,146,308             104,627,072
                                                             ----------------------  ----------------------  ----------------------
Ending Accumulation Units Outstanding .....................             125,837,892              16,563,913             323,752,720
                                                             ======================  ======================  ======================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                     0.80%/(2)/              0.80%/(2)/              0.80%/(2)/
                                                             ----------------------  ----------------------  ----------------------
Accumulation Unit Value ...................................               1.0274419               0.6846949               0.5988094
Net Assets Attributable to Accumulation Units Outstanding .              29,740,844              17,647,404              72,696,594
                                                             ======================  ======================  ======================
Accumulation Units Issued .................................               6,076,137               3,099,979             105,891,422
Accumulation Units Redeemed ...............................              (9,395,139)             (4,730,031)            (11,234,878)
                                                             ----------------------  ----------------------  ----------------------
Increase (Decrease) in Accumulation Units Outstanding .....              (3,319,002)             (1,630,052)             94,656,544
Beginning Accumulation Units Outstanding ..................              32,265,610              27,404,429              26,745,363
                                                             ----------------------  ----------------------  ----------------------
Ending Accumulation Units Outstanding .....................              28,946,608              25,774,377             121,401,907
                                                             ======================  ======================  ======================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                     0.60%/(2)/              0.60%/(2)/              0.60%/(2)/
                                                             ----------------------  ----------------------  ----------------------
Accumulation Unit Value ...................................               1.0444044               0.6959968               0.6087196
Net Assets Attributable to Accumulation Units Outstanding .               1,908,065               1,040,417               3,674,305
                                                             ======================  ======================  ======================
Accumulation Units Issued .................................                 389,085                 702,735               4,789,727
Accumulation Units Redeemed ...............................              (4,935,955)               (575,189)             (1,324,411)
                                                             ----------------------  ----------------------  ----------------------
Increase (Decrease) in Accumulation Units Outstanding .....              (4,546,870)                127,546               3,465,316
Beginning Accumulation Units Outstanding ..................               6,373,849               1,367,313               2,571,034
                                                             ----------------------  ----------------------  ----------------------
Ending Accumulation Units Outstanding .....................               1,826,979               1,494,859               6,036,350
                                                             ======================  ======================  ======================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                     0.40%/(2)/              0.40%/(2)/              0.40%/(2)/
                                                             ----------------------  ----------------------  ----------------------
Accumulation Unit Value ...................................               0.5490000               0.6260000               0.5420000
Net Assets Attributable to Accumulation Units Outstanding .               3,567,144                      --                      --
                                                             ======================  ======================  ======================
Accumulation Units Issued .................................               8,909,413                      --                      --
Accumulation Units Redeemed ...............................              (2,413,256)                     --                      --
                                                             ----------------------  ----------------------  ----------------------
Increase (Decrease) in Accumulation Units Outstanding .....               6,496,157                      --                      --
Beginning Accumulation Units Outstanding ..................                      --                      --                      --
                                                             ----------------------  ----------------------  ----------------------
Ending Accumulation Units Outstanding .....................               6,496,157                      --                      --
                                                             ======================  ======================  ======================

                               SEPARATE ACCOUNT A
                                       OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding and analysis of the increase (decrease) in units outstanding as of December 31, 2008.

                                                              AIG RETIREMENT CO. I    AIG RETIREMENT CO. I    AIG RETIREMENT CO. I
                                                                 HEALTH SCIENCES             VALUE           BROAD CAP VALUE INCOME
                                                                      FUND                    FUND                    FUND
                                                                  DIVISION 73             DIVISION 74              DIVISION 75
                                                             ----------------------  ----------------------  ----------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         1.00%/(2) (3) (4) (5)/  1.00%/(2) (3) (4) (5)/  1.00%/(2) (3) (4) (5)/
                                                             ----------------------  ----------------------  ----------------------
Accumulation Unit Value ...................................               0.9841734               0.8356905               0.7534277
Net Assets Attributable to Accumulation Units Outstanding .             113,266,039              83,347,910              12,314,641
                                                             ======================  ======================  ======================
Accumulation Units Issued .................................              17,786,543              61,695,495               1,920,770
Accumulation Units Redeemed ...............................             (20,620,150)            (17,925,466)             (4,036,932)
                                                             ----------------------  ----------------------  ----------------------
Increase (Decrease) in Accumulation Units Outstanding .....              (2,833,607)             43,770,029              (2,116,162)
Beginning Accumulation Units Outstanding ..................             117,736,242              55,860,982              18,440,424
                                                             ----------------------  ----------------------  ----------------------
Ending Accumulation Units Outstanding .....................             114,902,635              99,631,011              16,324,262
                                                             ======================  ======================  ======================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                     0.80%/(2)/              0.80%/(2)/              0.80%/(2)/
                                                             ----------------------  ----------------------  ----------------------
Accumulation Unit Value ...................................               1.0003407               0.8475083               0.7580897
Net Assets Attributable to Accumulation Units Outstanding .              26,872,455              64,237,520               2,673,653
                                                             ======================  ======================  ======================
Accumulation Units Issued .................................               6,347,568              82,967,897                 670,896
Accumulation Units Redeemed ...............................              (5,600,047)            (17,041,074)             (1,083,734)
                                                             ----------------------  ----------------------  ----------------------
Increase (Decrease) in Accumulation Units Outstanding .....                 747,521              65,926,823                (412,838)
Beginning Accumulation Units Outstanding ..................              26,116,352               9,868,917               3,939,724
                                                             ----------------------  ----------------------  ----------------------
Ending Accumulation Units Outstanding .....................              26,863,873              75,795,740               3,526,886
                                                             ======================  ======================  ======================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                     0.60%/(2)/              0.60%/(2)/              0.60%/(2)/
                                                             ----------------------  ----------------------  ----------------------
Accumulation Unit Value ...................................               1.0169002               0.8594713               0.7627851
Net Assets Attributable to Accumulation Units Outstanding .               2,121,249               2,644,495                 243,034
                                                             ======================  ======================  ======================
Accumulation Units Issued .................................               1,007,660               4,821,345                 177,044
Accumulation Units Redeemed ...............................              (1,448,397)             (2,478,127)               (121,379)
                                                             ----------------------  ----------------------  ----------------------
Increase (Decrease) in Accumulation Units Outstanding .....                (440,737)              2,343,218                  55,665
Beginning Accumulation Units Outstanding ..................               2,526,736                 733,730                 262,950
                                                             ----------------------  ----------------------  ----------------------
Ending Accumulation Units Outstanding .....................               2,085,999               3,076,948                 318,615
                                                             ======================  ======================  ======================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                     0.40%/(2)/              0.40%/(2)/              0.40%/(2)/
                                                             ----------------------  ----------------------  ----------------------
Accumulation Unit Value ...................................               0.6950000               0.5400000               0.6230000
Net Assets Attributable to Accumulation Units Outstanding .                      --                      --                      --
                                                             ======================  ======================  ======================
Accumulation Units Issued .................................                      --                      --                      --
Accumulation Units Redeemed ...............................                      --                      --                      --
                                                             ----------------------  ----------------------  ----------------------
Increase (Decrease) in Accumulation Units Outstanding .....                      --                      --                      --
Beginning Accumulation Units Outstanding ..................                      --                      --                      --
                                                             ----------------------  ----------------------  ----------------------
Ending Accumulation Units Outstanding .....................                      --                      --                      --
                                                             ======================  ======================  ======================

                               SEPARATE ACCOUNT A
                                       OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding and analysis of the increase (decrease) in units outstanding as of December 31, 2008.

                                                              AIG RETIREMENT CO. I    AIG RETIREMENT CO. I    AIG RETIREMENT CO. I
                                                                 LARGE CAP CORE        INFLATION PROTECTED           GROWTH
                                                                      FUND                    FUND                    FUND
                                                                   DIVISION 76             DIVISION 77             DIVISION 78
                                                             ----------------------  ----------------------  ----------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         1.00%/(2) (3) (4) (5)/  1.00%/(2) (3) (4) (5)/              1.45%/(1)/
                                                             ----------------------  ----------------------  ----------------------
Accumulation Unit Value ...................................               0.7846220               1.0118129               0.6608188
Net Assets Attributable to Accumulation Units Outstanding .              69,325,899             123,264,770                     418
                                                             ======================  ======================  ======================
Accumulation Units Issued .................................              57,831,811             137,350,814                     632
Accumulation Units Redeemed ...............................             (17,081,320)            (26,633,188)                 (5,923)
                                                             ----------------------  ----------------------  ----------------------
Increase (Decrease) in Accumulation Units Outstanding .....              40,750,491             110,717,626                  (5,291)
Beginning Accumulation Units Outstanding ..................              47,416,402              10,865,742                   5,923
                                                             ----------------------  ----------------------  ----------------------
Ending Accumulation Units Outstanding .....................              88,166,893             121,583,368                     632
                                                             ======================  ======================  ======================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                     0.80%/(2)/              0.80%/(2)/  1.00%/(2) (3) (4) (5)/
                                                             ----------------------  ----------------------  ----------------------
Accumulation Unit Value ...................................               0.7894897               1.0200114               0.6702498
Net Assets Attributable to Accumulation Units Outstanding .              23,459,388              21,140,015             440,679,752
                                                             ======================  ======================  ======================
Accumulation Units Issued .................................              24,717,534              26,183,842              20,429,448
Accumulation Units Redeemed ...............................              (2,984,119)             (7,027,486)           (104,409,276)
                                                             ----------------------  ----------------------  ----------------------
Increase (Decrease) in Accumulation Units Outstanding .....              21,733,415              19,156,356             (83,979,828)
Beginning Accumulation Units Outstanding ..................               7,981,210               1,568,920             740,276,858
                                                             ----------------------  ----------------------  ----------------------
Ending Accumulation Units Outstanding .....................              29,714,625              20,725,276             656,297,030
                                                             ======================  ======================  ======================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                     0.60%/(2)/              0.60%/(2)/              0.95%/(1)/
                                                             ----------------------  ----------------------  ----------------------
Accumulation Unit Value ...................................               0.7943696               1.0283121               0.6711996
Net Assets Attributable to Accumulation Units Outstanding .               2,121,543                 834,058                      --
                                                             ======================  ======================  ======================
Accumulation Units Issued .................................               2,930,472               1,904,905                      --
Accumulation Units Redeemed ...............................                (509,354)             (1,173,517)                     --
                                                             ----------------------  ----------------------  ----------------------
Increase (Decrease) in Accumulation Units Outstanding .....               2,421,118                 731,388                      --
Beginning Accumulation Units Outstanding ..................                 249,630                  79,899                      --
                                                             ----------------------  ----------------------  ----------------------
Ending Accumulation Units Outstanding .....................               2,670,748                 811,287                      --
                                                             ======================  ======================  ======================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                     0.40%/(2)/              0.40%/(2)/              0.80%/(2)/
                                                             ----------------------  ----------------------  ----------------------
Accumulation Unit Value ...................................               0.6350000               0.9680000               0.6743892
Net Assets Attributable to Accumulation Units Outstanding .                      --                      --              94,654,606
                                                             ======================  ======================  ======================
Accumulation Units Issued .................................                      --                      --              16,947,755
Accumulation Units Redeemed ...............................                      --                      --             (33,528,901)
                                                             ----------------------  ----------------------  ----------------------
Increase (Decrease) in Accumulation Units Outstanding .....                      --                      --             (16,581,146)
Beginning Accumulation Units Outstanding ..................                      --                      --             156,938,148
                                                             ----------------------  ----------------------  ----------------------
Ending Accumulation Units Outstanding .....................                      --                      --             140,357,002
                                                             ======================  ======================  ======================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                                                     0.60%/(2)/
                                                                                                             ----------------------
Accumulation Unit Value ...................................                                                               0.6785783
Net Assets Attributable to Accumulation Units Outstanding .                                                               5,097,444
                                                                                                             ======================
Accumulation Units Issued .................................                                                               1,050,786
Accumulation Units Redeemed ...............................                                                             (25,591,043)
                                                                                                             ----------------------
Increase (Decrease) in Accumulation Units Outstanding .....                                                             (24,540,257)
Beginning Accumulation Units Outstanding ..................                                                              32,052,377
                                                                                                             ----------------------
Ending Accumulation Units Outstanding .....................                                                               7,512,120
                                                                                                             ======================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                                                     0.40%/(2)/
                                                                                                             ----------------------
Accumulation Unit Value ...................................                                                               0.5905083
Net Assets Attributable to Accumulation Units Outstanding .                                                              13,346,239
                                                                                                             ======================
Accumulation Units Issued .................................                                                              28,638,599
Accumulation Units Redeemed ...............................                                                              (6,037,325)
                                                                                                             ----------------------
Increase (Decrease) in Accumulation Units Outstanding .....                                                              22,601,274
Beginning Accumulation Units Outstanding ..................                                                                      --
                                                                                                             ----------------------
Ending Accumulation Units Outstanding .....................                                                              22,601,274
                                                                                                             ======================

                               SEPARATE ACCOUNT A
                                       OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding and analysis of the increase (decrease) in units outstanding as of December 31, 2008.

                                                              AIG RETIREMENT CO. I     AIG SUNAMERICA 2010     AIG SUNAMERICA 2015
                                                              LARGE CAPITAL GROWTH       HIGH WATERMARK          HIGH WATERMARK
                                                                      FUND                    FUND                    FUND
                                                                   DIVISION 79             DIVISION 80             DIVISION 81
                                                             ----------------------  ----------------------  ----------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: ......              1.45%/(1)/  1.00%/(2) (3) (4) (5)/  1.00%/(2) (3) (4) (5)/
                                                             ----------------------  ----------------------  ----------------------
Accumulation Unit Value ...................................               0.7574604                      --               1.1060358
Net Assets Attributable to Accumulation Units Outstanding .                   2,768                      --              26,594,376
                                                             ======================  ======================  ======================
Accumulation Units Issued .................................                   5,441               1,012,043               7,289,102
Accumulation Units Redeemed ...............................                 (22,348)            (23,890,864)             (4,625,748)
                                                             ----------------------  ----------------------  ----------------------
Increase (Decrease) in Accumulation Units Outstanding .....                 (16,907)            (22,878,821)              2,663,354
Beginning Accumulation Units Outstanding ..................                  20,562              22,878,821              21,384,156
                                                             ----------------------  ----------------------  ----------------------
Ending Accumulation Units Outstanding .....................                   3,655                      --              24,047,510
                                                             ======================  ======================  ======================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: ......  1.00%/(2) (3) (4) (5)/              0.80%/(2)/              0.80%/(2)/
                                                             ----------------------  ----------------------  ----------------------
Accumulation Unit Value ...................................               0.7715730                      --               1.1146394
Net Assets Attributable to Accumulation Units Outstanding .             245,316,637                      --               2,481,688
                                                             ======================  ======================  ======================
Accumulation Units Issued .................................              11,956,959                  96,972               1,071,047
Accumulation Units Redeemed ...............................             (52,631,808)             (1,386,879)               (479,730)
                                                             ----------------------  ----------------------  ----------------------
Increase (Decrease) in Accumulation Units Outstanding .....             (40,674,849)             (1,289,907)                591,317
Beginning Accumulation Units Outstanding ..................             358,163,427               1,289,907               1,635,174
                                                             ----------------------  ----------------------  ----------------------
Ending Accumulation Units Outstanding .....................             317,488,578                      --               2,226,491
                                                             ======================  ======================  ======================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: ......              0.95%/(1)/              0.60%/(2)/              0.60%/(2)/
                                                             ----------------------  ----------------------  ----------------------
Accumulation Unit Value ...................................               0.7730360                      --               1.1232898
Net Assets Attributable to Accumulation Units Outstanding .                      --                      --                  28,666
                                                             ======================  ======================  ======================
Accumulation Units Issued .................................                      --                       4                   5,795
Accumulation Units Redeemed ...............................                      --                 (40,710)                   (364)
                                                             ----------------------  ----------------------  ----------------------
Increase (Decrease) in Accumulation Units Outstanding .....                      --                 (40,706)                  5,431
Beginning Accumulation Units Outstanding ..................                      --                  40,706                  20,089
                                                             ----------------------  ----------------------  ----------------------
Ending Accumulation Units Outstanding .....................                      --                      --                  25,520
                                                             ======================  ======================  ======================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: ......              0.80%/(2)/                                0.40% (2)
                                                             ----------------------                          ----------------------
Accumulation Unit Value ...................................               0.7778341                                       0.9226926
Net Assets Attributable to Accumulation Units Outstanding .              59,422,939                                              --
                                                             ======================                          ======================
Accumulation Units Issued .................................              10,838,538                                              --
Accumulation Units Redeemed ...............................             (21,143,335)                                             --
                                                             ----------------------                          ----------------------
Increase (Decrease) in Accumulation Units Outstanding .....             (10,304,797)                                             --
Beginning Accumulation Units Outstanding ..................              86,700,537                                              --
                                                             ----------------------                          ----------------------
Ending Accumulation Units Outstanding .....................              76,395,740                                              --
                                                             ======================                          ======================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: ......              0.60%/(2)/
                                                             ----------------------
Accumulation Unit Value ...................................               0.7841722
Net Assets Attributable to Accumulation Units Outstanding .               3,923,427
                                                             ======================
Accumulation Units Issued .................................                 400,132
Accumulation Units Redeemed ...............................              (3,579,907)
                                                             ----------------------
Increase (Decrease) in Accumulation Units Outstanding .....              (3,179,775)
Beginning Accumulation Units Outstanding ..................               8,183,163
                                                             ----------------------
Ending Accumulation Units Outstanding .....................               5,003,388
                                                             ======================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: ......              0.40%/(2)/
                                                             ----------------------
Accumulation Unit Value ...................................               0.5929665
Net Assets Attributable to Accumulation Units Outstanding .               1,972,488
                                                             ======================
Accumulation Units Issued .................................               4,040,931
Accumulation Units Redeemed ...............................                (714,457)
                                                             ----------------------
Increase (Decrease) in Accumulation Units Outstanding .....               3,326,474
Beginning Accumulation Units Outstanding ..................                       -
                                                             ----------------------
Ending Accumulation Units Outstanding .....................               3,326,474
                                                             ======================

                               SEPARATE ACCOUNT A
                                       OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding and analysis of the increase (decrease) in units outstanding as of December 31, 2008.

                                                              AIG SUNAMERICA 2020    AIG RETIREMENT CO. I    AIG RETIREMENT CO. I
                                                                HIGH WATERMARK     MID CAP STRATEGIC GROWTH    SMALL CAP SPECIAL
                                                                     FUND                    FUND                 VALUES FUND
                                                                  DIVISION 82            DIVISION 83             DIVISION 84
                                                            ---------------------- ------------------------ ----------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: ...... 1.00%/(2) (3) (4) (5)/               1.45%/(1)/ 1.00%/(2) (3) (4) (5)/
                                                            ---------------------- ------------------------ ----------------------
Accumulation Unit Value ...................................              0.9867030                0.7694726              0.6589700
Net Assets Attributable to Accumulation Units Outstanding .             10,492,575                    3,741            117,712,977
                                                            ====================== ======================== ======================
Accumulation Units Issued .................................              2,713,090                    2,958              9,989,860
Accumulation Units Redeemed ...............................             (1,706,533)                  (8,739)           (43,256,011)
                                                            ---------------------- ------------------------ ----------------------
Increase (Decrease) in Accumulation Units Outstanding .....              1,006,557                   (5,781)           (33,266,151)
Beginning Accumulation Units Outstanding ..................              9,628,949                   10,643            211,527,802
                                                            -----------------------------------------------------------------------
Ending Accumulation Units Outstanding .....................             10,635,506                    4,862            178,261,651
                                                            ====================== ======================== ======================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: ......             0.80%/(2)/   1.00%/(2) (3) (4) (5)/             0.80%/(2)/
                                                            ---------------------- ------------------------ ----------------------
Accumulation Unit Value ...................................              0.9943811                0.7838367              0.6630416
Net Assets Attributable to Accumulation Units Outstanding .              1,379,388              145,534,682             31,892,226
                                                            ====================== ======================== ======================
Accumulation Units Issued .................................                497,198               17,085,149              6,094,549
Accumulation Units Redeemed ...............................               (311,783)             (41,347,544)           (15,822,899)
                                                            ---------------------- ------------------------ ----------------------
Increase (Decrease) in Accumulation Units Outstanding .....                185,415              (24,262,395)            (9,728,350)
Beginning Accumulation Units Outstanding ..................              1,201,870              209,736,140             57,828,742
                                                            ---------------------- ------------------------ -----------------------
Ending Accumulation Units Outstanding .....................              1,387,285              185,473,745             48,100,392
                                                            ====================== ======================== ======================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: ......             0.60%/(2)/               0.95%/(1)/             0.60%/(2)/
                                                            ---------------------- ------------------------ ----------------------
Accumulation Unit Value ...................................              1.0020957                0.7853092              0.6671463
Net Assets Attributable to Accumulation Units Outstanding .                  5,314                       --              1,980,802
                                                            ====================== ======================== ======================
Accumulation Units Issued .................................                  2,557                       --                610,448
Accumulation Units Redeemed ...............................                     --                       --             (1,137,477)
                                                            ---------------------- ------------------------ ----------------------
Increase (Decrease) in Accumulation Units Outstanding .....                  2,557                       --               (527,029)
Beginning Accumulation Units Outstanding ..................                  2,746                       --              3,496,149
                                                            ---------------------- ------------------------ ----------------------
Ending Accumulation Units Outstanding .....................                  5,303                       --              2,969,120
                                                            ====================== ======================== ======================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: ......             0.40%/(2)/               0.80%/(2)/             0.40%/(2)/
                                                            ---------------------- ------------------------ ----------------------
Accumulation Unit Value ...................................              0.8068327                0.7901761              0.5881356
Net Assets Attributable to Accumulation Units Outstanding .                     --               32,743,556                     --
                                                            ====================== ======================== ======================
Accumulation Units Issued .................................                     --               11,018,354                     --
Accumulation Units Redeemed ...............................                     --              (13,155,637)                    --
                                                            ---------------------- ------------------------ ----------------------
Increase (Decrease) in Accumulation Units Outstanding .....                     --               (2,137,283)                    --
Beginning Accumulation Units Outstanding ..................                     --               43,577,178                     --
                                                            ---------------------- ------------------------ ----------------------
Ending Accumulation Units Outstanding .....................                     --               41,439,895                     --
                                                            ====================== ======================== ======================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: ......                                      0.60%/(2)/
                                                                                   ------------------------
Accumulation Unit Value ...................................                                       0.7966133
Net Assets Attributable to Accumulation Units Outstanding .                                       1,825,471
                                                                                   ========================
Accumulation Units Issued .................................                                         754,931
Accumulation Units Redeemed ...............................                                      (3,024,842)
                                                                                   ------------------------
Increase (Decrease) in Accumulation Units Outstanding .....                                      (2,269,911)
Beginning Accumulation Units Outstanding ..................                                       4,561,455
                                                                                   ------------------------
Ending Accumulation Units Outstanding .....................                                       2,291,544
                                                                                   ========================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: ......                                      0.40%/(2)/
                                                                                   ------------------------
Accumulation Unit Value ...................................                                       0.4959319
Net Assets Attributable to Accumulation Units Outstanding .                                       1,195,241
                                                                                   ========================
Accumulation Units Issued .................................                                       3,519,097
Accumulation Units Redeemed ...............................                                      (1,109,005)
                                                                                   ------------------------
Increase (Decrease) in Accumulation Units Outstanding .....                                       2,410,092
Beginning Accumulation Units Outstanding ..................                                              --
                                                                                   ------------------------
Ending Accumulation Units Outstanding .....................                                       2,410,092
                                                                                   ========================

                               SEPARATE ACCOUNT A
                                       OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding and analysis of the increase (decrease) in units outstanding as of December 31, 2008.

                                                              AIG RETIREMENT CO. I    AIG RETIREMENT CO. I    AIG RETIREMENT CO. I
                                                                    SMALL MID         SMALL CAP AGGRESSIVE       GLOBAL EQUITY
                                                                   GROWTH FUND             GRWOTH FUND                FUND
                                                                   DIVISION 85             DIVISION 86            DIVISION 87
                                                             ----------------------  ----------------------  ----------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: ......  1.00%/(2) (3) (4) (5)/  1.00%/(2) (3) (4) (5)/              1.45%/(1)/
                                                             ----------------------  ----------------------  ----------------------
Accumulation Unit Value ...................................               0.6052145               0.6779555               0.6912835
Net Assets Attributable to Accumulation Units Outstanding .              53,706,331              29,275,313                  47,298
                                                             ======================  ======================  ======================
Accumulation Units Issued .................................               6,332,951               8,433,976                  70,091
Accumulation Units Redeemed ...............................             (16,439,366)            (14,291,066)                (97,414)
                                                             ----------------------  ----------------------  ----------------------
Increase (Decrease) in Accumulation Units Outstanding .....             (10,106,415)             (5,857,090)                (27,323)
Beginning Accumulation Units Outstanding ..................              98,751,123              48,974,593                  95,744
                                                             ----------------------  ----------------------  ----------------------
Ending Accumulation Units Outstanding .....................              88,644,708              43,117,503                  68,421
                                                             ======================  ======================  ======================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: ......              0.80%/(2)/              0.80%/(2)/  1.00%/(2) (3) (4) (5)/
                                                             ----------------------  ----------------------  ----------------------
Accumulation Unit Value ...................................               0.6089619               0.6821406               0.7011308
Net Assets Attributable to Accumulation Units Outstanding .              15,597,424               8,062,159             157,936,995
                                                             ======================  ======================  ======================
Accumulation Units Issued .................................               3,223,741               3,440,736               9,380,460
Accumulation Units Redeemed ...............................              (6,689,674)             (2,884,294)            (41,156,799)
                                                             ----------------------  ----------------------  ----------------------
Increase (Decrease) in Accumulation Units Outstanding .....              (3,465,933)                556,442             (31,776,339)
Beginning Accumulation Units Outstanding ..................              29,079,281              11,262,606             256,512,330
                                                             ----------------------  ----------------------  ----------------------
Ending Accumulation Units Outstanding .....................              25,613,348              11,819,048             224,735,991
                                                             ======================  ======================  ======================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: ......              0.60%/(2)/              0.60%/(2)/              0.95%/(1)/
                                                             ----------------------  ----------------------  ----------------------
Accumulation Unit Value ...................................               0.6127278               0.6863641               0.7021308
Net Assets Attributable to Accumulation Units Outstanding .                 583,804                 582,260                      --
                                                             ======================  ======================  ======================
Accumulation Units Issued .................................                 296,029                 393,125                      --
Accumulation Units Redeemed ...............................                (403,458)               (306,926)                     --
                                                             ----------------------  ----------------------  ----------------------
Increase (Decrease) in Accumulation Units Outstanding .....                (107,429)                 86,199                      --
Beginning Accumulation Units Outstanding ..................               1,060,246                 762,472                      --
                                                             ----------------------  ----------------------  ----------------------
Ending Accumulation Units Outstanding .....................                 952,817                 848,671                      --
                                                             ======================  ======================  ======================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: ......              0.40%/(2)/              0.40%/(2)/              0.80%/(2)/
                                                             ----------------------  ----------------------  ----------------------
Accumulation Unit Value                                                   0.5440132               0.5474002               0.7054790
Net Assets Attributable to Accumulation Units Outstanding .                      --                      --              35,947,945
                                                             ======================  ======================  ======================
Accumulation Units Issued .................................                      --                      --              15,704,843
Accumulation Units Redeemed ...............................                      --                      --             (24,424,393)
                                                             ----------------------  ----------------------  ----------------------
Increase (Decrease) in Accumulation Units Outstanding .....                      --                      --              (8,719,550)
Beginning Accumulation Units Outstanding ..................                      --                      --              59,675,090
                                                             ----------------------  ----------------------  ----------------------
Ending Accumulation Units Outstanding .....................                      --                      --              50,955,540
                                                             ======================  ======================  ======================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: ......                                                              0.60%/(2)/
                                                                                                             ----------------------
Accumulation Unit Value ...................................                                                               0.7098454
Net Assets Attributable to Accumulation Units Outstanding .                                                               3,144,488
                                                                                                             ======================
Accumulation Units Issued .................................                                                               1,273,986
Accumulation Units Redeemed ...............................                                                             (18,427,698)
                                                                                                             ----------------------
Increase (Decrease) in Accumulation Units Outstanding .....                                                             (17,153,712)
Beginning Accumulation Units Outstanding ..................                                                              21,583,563
                                                                                                             ----------------------
Ending Accumulation Units Outstanding .....................                                                               4,429,851
                                                                                                             ======================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                                                     0.40%/(2)/
                                                                                                             ----------------------
Accumulation Unit Value ...................................                                                               0.4920009
Net Assets Attributable to Accumulation Units Outstanding .                                                              11,246,880
                                                                                                             ======================
Accumulation Units Issued .................................                                                              28,522,575
Accumulation Units Redeemed ...............................                                                              (5,663,105)
                                                                                                             ----------------------
Increase (Decrease) in Accumulation Units Outstanding .....                                                              22,859,470
Beginning Accumulation Units Outstanding ..................                                                                      --
                                                                                                             ----------------------
Ending Accumulation Units Outstanding .....................                                                              22,859,470
                                                                                                             ======================

                               SEPARATE ACCOUNT A
                                       OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding and analysis of the increase (decrease) in units outstanding as of December 31, 2008.

                                                              AIG RETIREMENT CO. I    AIG RETIREMENT CO. I    AIG RETIREMENT CO. I
                                                                 GLOBAL STRATEGY          FOREIGN VALUE           REAL ESTATE
                                                                      FUND                    FUND                    FUND
                                                                   DIVISION 88             DIVISION 89            DIVISION 101
                                                             ----------------------  ----------------------  ----------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: ......  1.00%/(2) (3) (4) (5)/  1.00%/(2) (3) (4) (5)/  1.00%/(2) (3) (4) (5)/
                                                             ----------------------  ----------------------  ----------------------
Accumulation Unit Value ...................................               1.0382941               0.7378641               0.6425161
Net Assets Attributable to Accumulation Units Outstanding .             296,059,251             459,301,143             156,596,285
                                                             ======================  ======================  ======================
Accumulation Units Issued .................................              29,235,514              56,481,663             247,452,797
Accumulation Units Redeemed ...............................             (57,435,881)           (109,220,304)             (4,279,405)
                                                             ----------------------  ----------------------  ----------------------
Increase (Decrease) in Accumulation Units Outstanding .....             (28,200,367)            (52,738,641)            243,173,392
Beginning Accumulation Units Outstanding ..................             312,569,282             672,951,247                      --
                                                             ----------------------  ----------------------  ----------------------
Ending Accumulation Units Outstanding .....................             284,368,915             620,212,606             243,173,392
                                                             ======================  ======================  ======================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: ......              0.80%/(2)/              0.80%/(2)/              0.80%/(2)/
                                                             ----------------------  ----------------------  ----------------------
Accumulation Unit Value                                                   1.0447284               0.7424146               0.6435761
Net Assets Attributable to Accumulation Units Outstanding .              68,678,028              99,228,162              31,811,824
                                                             ======================  ======================  ======================
Accumulation Units Issued .................................              21,333,282              46,390,027              50,245,129
Accumulation Units Redeemed ...............................             (21,487,269)            (72,337,951)               (815,350)
                                                             ----------------------  ----------------------  ----------------------
Increase (Decrease) in Accumulation Units Outstanding .....                (153,987)            (25,947,924)             49,429,779
Beginning Accumulation Units Outstanding ..................              65,892,584             159,603,928                      --
                                                             ----------------------  ----------------------  ----------------------
Ending Accumulation Units Outstanding .....................              65,738,597             133,656,004              49,429,779
                                                             ======================  ======================  ======================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: ......              0.60%/(2)/              0.60%/(2)/              0.60%/(2)/
                                                             ----------------------  ----------------------  ----------------------
Accumulation Unit Value ...................................               1.0511880               0.7470240               0.6446330
Net Assets Attributable to Accumulation Units Outstanding .               4,772,100               7,891,548                 925,563
                                                             ======================  ======================  ======================
Accumulation Units Issued .................................                 949,755               3,919,180               1,592,260
Accumulation Units Redeemed ...............................              (1,406,420)             (4,940,786)               (156,462)
                                                             ----------------------  ----------------------  ----------------------
Increase (Decrease) in Accumulation Units Outstanding .....                (456,665)             (1,021,606)              1,435,798
Beginning Accumulation Units Outstanding ..................               4,996,405              11,585,693                      --
                                                             ----------------------  ----------------------  ----------------------
Ending Accumulation Units Outstanding .....................               4,539,740              10,564,087               1,435,798
                                                             ======================  ======================  ======================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF: ......              0.40%/(2)/              0.40%/(2)/              0.40%/(2)/
                                                             ----------------------  ----------------------  ----------------------
Accumulation Unit Value ...................................               0.7584709               0.5279415               0.6456960
Net Assets Attributable to Accumulation Units Outstanding .                      --                 785,713                      --
                                                             ======================  ======================  ======================
Accumulation Units Issued .................................                      --               1,917,561                      --
Accumulation Units Redeemed ...............................                      --                (429,304)                     --
                                                             ----------------------  ----------------------  ----------------------
Increase (Decrease) in Accumulation Units Outstanding .....                      --               1,488,257                      --
Beginning Accumulation Units Outstanding ..................                      --                      --                      --
                                                             ----------------------  ----------------------  ----------------------
Ending Accumulation Units Outstanding .....................                      --               1,488,257                      --
                                                             ======================  ======================  ======================

/(1)/  Offered in registered Potentia Product

/(2)/  Offered in Portfolio Director Product

/(3)/  Offered in Group Unit Purchase Product

/(4)/  Offered in Independence Plus Fixed and Variable Annuity Product

/(5)/  Offered in Impact Fixed and Variable Annuity Product

                               SEPARATE ACCOUNT A
                                       OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. FINANCIAL HIGHLIGHTS

A summary of unit values and units outstanding for the divisions, investment income ratios, expense ratios, excluding expenses of the underlying funds, and total return ratios for each of the five years in the period ended December 31, 2008, follows:

                            AT DECEMBER 31                                FOR THE YEAR ENDED DECEMBER 31
             -------------------------------------------   -----------------------------------------------------------
                          UNIT FAIR VALUE         NET        AVERAGE    INVESTMENT                     TOTAL RETURN
              UNITS         LOWEST TO           ASSETS     NET ASSETS     INCOME       EXPENSE          LOWEST TO
              (000s)         HIGHEST            (000s)       (000s)     RATIO/(1)/   RATIO/(2)/        HIGHEST/(3)/
             -------   --------------------   ----------   ----------   ----------   ----------   --------------------
AIG RETIREMENT CO. I CAPITAL CONSERVATION FUND, DIVISION 1
2008 .....       491   $ 4.98                 $    2,453   $ 2,652.00      7.31%        1.01%      -3.97%
2007 .....       549     5.19                      2,850        3,060      5.31%        1.01%       2.63%
2006 .....       647     5.06                      3,270        3,370      1.47%        0.98%       3.48%
2005 .....       710     4.89                      3,471        3,686      4.19%        0.99%       0.77%
2004 .....       805     4.85                      3,901        3,989      3.56%        1.00%       2.94%
AIG RETIREMENT CO. I MONEY MARKET I FUND, DIVISION 2
2008 .....       443   $ 3.04                 $    1,344   $    1,331      2.32%        1.06%       1.21%
2007 .....       439     3.00                      1,317        1,403      4.95%        1.08%       3.65%
2006 .....       514     2.89                      1,488        1,634      4.33%        0.96%       3.58%
2005 .....       637     2.79                      1,779        1,792      2.79%        1.04%       1.71%
2004 .....       657     2.75                      1,805        1,915      0.82%        1.05%      -0.20%
AIG RETIREMENT CO. I MID CAP INDEX FUND, DIVISION 4
2008 .....   244,773   $ 0.59   to     7.49   $1,556,585   $2,249,264      1.26%        0.96%     -37.81%  to   -37.14%
2007 .....   266,356     1.55   to    11.93    2,889,174    2,854,907      1.20%        0.96%       6.07%  to     6.99%
2006 .....   250,494     1.46   to    11.15    2,555,661    2,391,440      0.51%        0.96%       8.38%  to     9.32%
2005 .....   233,145     1.35   to    10.20    2,171,514    1,933,336      1.02%        0.96%      10.57%  to    11.53%
2004 .....   214,907     1.22   to     9.15    1,806,400    1,543,301      0.84%        0.98%      14.37%  to    15.35%
AIG RETIREMENT CO. I ASSET ALLOCATION FUND, DIVISION 5
2008 .....    27,866   $ 0.75   to     4.44   $  112,753   $  142,569      3.18%        0.99%     -22.88%  to   -22.41%
2007 .....    32,061     5.22   to     5.74      167,933      172,035      2.82%        0.99%       5.24%  to     5.66%
2006 .....    34,238     4.96   to     5.43      170,212      167,501      1.60%        0.98%      10.65%  to    11.09%
2005 .....    38,102     4.48   to     4.89      171,347      181,762      2.44%        0.98%       2.68%  to     3.09%
2004 .....    45,466     4.36   to     4.74      198,651      192,593      1.84%        0.99%       7.41%  to     7.84%
AIG RETIREMENT CO. I MONEY MARKET I FUND, DIVISION 6
2008 .....   234,879   $ 1.02   to     2.35   $  496,779   $  469,954      2.27%        0.98%       0.75%  to     1.82%
2007 .....   211,605     1.08   to     2.31      443,130      413,701      4.70%        0.98%       3.17%  to     4.07%
2006 .....   186,929     1.04   to     2.22      384,271      353,153      4.57%        0.96%       3.11%  to     4.00%
2005 .....   168,376     1.01   to     2.14      322,035      325,994      2.76%        0.96%       1.24%  to     2.12%
2004 .....   169,102     1.00   to     2.09      329,953      354,985      0.78%        0.93%      -0.66%  to     0.20%
AIG RETIREMENT CO. I CAPITAL CONSERVATION FUND, DIVISION 7
2008 .....    38,835   $ 0.97   to     3.06   $  109,358   $  141,419      6.13%        0.89%      -3.97%  to    -3.39%
2007 .....    59,709     2.91   to     3.17      173,479      190,291      5.24%        0.93%       2.63%  to     3.04%
2006 .....    72,949     2.83   to     3.08      207,102      158,612      1.97%        1.03%       3.48%  to     3.89%
2005 .....    40,013     2.74   to     2.96      110,122       96,391      3.81%        0.87%       0.77%  to     1.17%
2004 .....    30,328     2.72   to     2.93       82,661       79,470      3.51%        0.97%       2.94%  to     3.35%
AIG RETIREMENT CO. I GOVERNMENT SECURITIES FUND, DIVISION 8
2008 .....    48,452   $ 1.12   to     3.59   $  160,387   $  129,526      2.74%        0.97%       8.66%  to     9.32%
2007 .....    33,698     3.02   to     3.29      101,522       96,840      4.49%        0.98%       6.59%  to     7.02%
2006 .....    35,001     2.83   to     3.08       99,642      105,383      2.25%        0.97%       2.01%  to     2.42%
2005 .....    40,621     2.78   to     3.00      113,302      118,579      3.45%        0.98%       1.60%  to     2.00%
2004 .....    45,451     2.73   to     2.94      124,294      129,246      2.85%        0.99%       2.41%  to     2.82%
AIG RETIREMENT CO. I STOCK INDEX FUND, DIVISION 10A
2008 .....     6,222   $17.09                 $  108,696   $  158,889      2.14%        1.03%     -37.83%
2007 .....     7,438    27.48                    209,082      221,267      1.50%        1.03%       4.07%
2006 .....     8,641    26.41                    233,452      235,241      0.81%        0.99%      14.26%
2005 .....    10,025    23.11                    237,030      246,941      1.48%        0.98%       3.52%
2004 .....    11,234    22.33                    256,852      258,387      1.54%        0.98%       9.41%
AIG RETIREMENT CO. I STOCK INDEX FUND, DIVISION 10B
2008 .....       343   $29.06                 $   10,107   $   14,389      2.23%        0.42%     -37.46%
2007 .....       394    46.48                     18,670       19,183      1.55%        0.43%       4.68%
2006 .....       433    44.40                     19,696       19,747      0.82%        0.39%      14.91%
2005 .....       500    38.64                     19,797       20,921      1.49%        0.43%       4.11%
2004 .....       579    37.11                     22,044       21,845      1.54%        0.37%      10.07%

                               SEPARATE ACCOUNT A
                                       OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. FINANCIAL HIGHLIGHTS (CONTINUED)

                            AT DECEMBER 31                                FOR THE YEAR ENDED DECEMBER 31
             -------------------------------------------   -----------------------------------------------------------
                          UNIT FAIR VALUE         NET        AVERAGE    INVESTMENT                     TOTAL RETURN
              UNITS         LOWEST TO           ASSETS     NET ASSETS     INCOME       EXPENSE          LOWEST TO
              (000s)         HIGHEST            (000s)       (000s)     RATIO/(1)/   RATIO/(2)/        HIGHEST/(3)/
             -------   --------------------   ----------   ----------   ----------   ----------   --------------------
AIG RETIREMENT CO. I STOCK INDEX FUND. DIVISION 10C
2008 .....   680,762   $ 0.59   to   $ 3.95   $2,299,825   $3,429,040      2.09%        0.97%     -38.12%  to   -37.46%
2007 .....   780,662     1.10   to     6.33    4,558,255    4,610,909      1.58%        0.98%       3.59%  to     4.49%
2006 .....   827,755     1.06   to     6.05    4,663,564    4,416,739      0.86%        0.95%      13.74%  to    14.72%
2005 .....   849,383     0.93   to     5.28    4,169,914    4,093,536      1.47%        0.94%       3.05%  to     3.94%
2004 .....   845,578     0.91   to     5.08    4,017,159    3,850,094      1.54%        0.94%       8.91%  to     9.85%
AIG RETIREMENT CO. I STOCK INDEX FUND, DIVISION 10D
2008 .....     1,970   $ 6.43                 $   12,736   $   18,529      2.16%        1.01%     -37.83%
2007 .....     2,341    10.34                     24,323       25,605      1.52%        1.04%       4.07%
2006 .....     2,692     9.93                     26,887       26,461      0.83%        0.98%      14.26%
2005 .....     2,979     8.69                     26,034       27,647      1.48%        0.99%       3.52%
2004 .....     3,467     8.40                     29,260       29,060      1.53%        0.97%       9.41%
AIG RETIREMENT CO. I INTERNATIONAL EQUITIES FUND, DIVISION 11
2008 .....   546,311   $ 0.53   to   $ 1.30   $  664,239   $  885,419      3.44%        0.96%     -43.96%  to   -43.62%
2007 .....   492,598     2.15   to     2.32    1,061,636    1,018,204      2.44%        0.97%       7.68%  to     8.11%
2006 .....   463,641     2.00   to     2.14      929,585      796,041      1.71%        0.97%      21.84%  to    22.33%
2005 .....   394,287     1.64   to     1.75      648,641      520,365      1.81%        0.97%      15.82%  to    16.29%
2004 .....   265,712     1.42   to     1.51      376,837      224,399      1.43%        0.98%      16.68%  to    17.15%
AIG RETIREMENT CO. I GLOBAL SOCIAL AWARENESS FUND, DIVISION 12
2008 .....   112,984   $ 0.56   to   $ 2.83   $  297,995   $  445,017      2.15%        0.93%     -40.85%  to   -40.22%
2007 .....    99,869     1.09   to     4.75      442,767      449,026      1.22%        0.96%       2.88%  to     3.77%
2006 .....    98,760     1.06   to     4.58      424,214      394,505      0.74%        0.96%      13.85%  to    14.83%
2005 .....   102,370     0.93   to     3.99      384,400      390,447      1.19%        0.97%       2.56%  to     3.45%
2004 .....   113,968     0.91   to     3.85      414,408      408,421      1.24%        0.98%       8.99%  to     9.93%
AIG RETIREMENT CO. I INTERNATIONAL GOVERNMENT BOND FUND, DIVISION 13
2008 .....    63,244   $ 0.99   to   $ 2.63   $  156,509   $  165,606      5.75%        0.96%      -1.56%  to    -0.96%
2007 .....    56,482     2.50   to     2.66      141,092      135,703      5.15%        0.97%       5.95%  to     6.38%
2006 .....    57,640     2.36   to     2.50      136,108      137,789      4.04%        0.97%       6.88%  to     7.31%
2005 .....    64,324     2.20   to     2.33      142,221      147,764      3.96%        0.97%      -1.60%  to    -1.20%
2004 .....    69,235     2.24   to     2.36      154,892      148,766      5.09%        0.98%       9.53%  to     9.97%
AIG RETIREMENT CO. I SMALL CAP INDEX FUND, DIVISION 14
2008 .....   269,419   $ 0.60   to   $ 2.62   $  647,869   $  881,941      1.61%        0.96%     -35.42%  to   -34.73%
2007 .....   302,678     1.44   to     4.03    1,146,052    1,171,294      1.10%        0.97%      -3.32%  to    -2.48%
2006 .....   287,518     1.49   to     4.13    1,124,330    1,001,724      0.40%        0.96%      16.36%  to    17.36%
2005 .....   260,165     1.28   to     3.52      870,870      745,223      0.95%        0.96%       2.76%  to     3.65%
2004 .....   201,258     1.25   to     3.40      650,837      502,550      0.84%        0.98%      16.18%  to    17.18%
AIG RETIREMENT CO. I CORE EQUITY FUND, DIVISION 15
2008 .....   139,868   $ 0.60   to   $ 1.59   $  210,844   $  301,477      0.94%        0.97%     -37.70%  to   -37.32%
2007 .....   162,588     2.41   to     2.55      389,413      430,337      0.90%        0.97%       1.95%  to     2.36%
2006 .....   191,812     2.37   to     2.49      455,319      471,012      0.65%        0.97%      10.63%  to    11.07%
2005 .....   233,609     2.14   to     2.24      500,832      535,381      1.04%        0.97%       2.93%  to     3.34%
2004 .....   282,887     2.08   to     2.17      585,907      596,629      1.18%        0.98%       6.96%  to     7.39%
AIG RETIREMENT CO. I GROWTH & INCOME FUND, DIVISION 16
2008 .....    44,144   $ 0.60   to   $ 1.75   $   73,428   $  106,096      1.90%        0.98%     -37.67%  to   -37.00%
2007 .....    49,658     1.09   to     2.79      131,332      136,637      1.20%        0.98%       5.49%  to     6.40%
2006 .....    55,058     1.03   to     2.62      137,552      137,079      0.65%        0.98%      13.68%  to    14.66%
2005 .....    65,279     0.91   to     2.29      142,823      153,769      1.18%        0.98%      -0.01%  to     0.85%
2004 .....    77,184     0.91   to     2.27      167,042      167,906      0.95%        0.99%       9.11%  to    10.05%

                               SEPARATE ACCOUNT A
                                       OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. FINANCIAL HIGHLIGHTS (CONTINUED)

                            AT DECEMBER 31                                FOR THE YEAR ENDED DECEMBER 31
             -------------------------------------------   -----------------------------------------------------------
                          UNIT FAIR VALUE         NET        AVERAGE    INVESTMENT                     TOTAL RETURN
              UNITS         LOWEST TO           ASSETS     NET ASSETS     INCOME       EXPENSE          LOWEST TO
              (000s)         HIGHEST            (000s)       (000s)     RATIO/(1)/   RATIO/(2)/        HIGHEST/(3)/
             -------   --------------------   ----------   ----------   ----------   ----------   --------------------
AIG RETIREMENT CO. I SCIENCE & TECHNOLOGY FUND, DIVISION 17
2008 .....   331,257   $ 0.33   to   $ 1.52   $  463,670   $  736,702        --         0.96%     -46.77%  to   -46.20%
2007 .....   360,978     0.62   to     2.84      968,391      970,673        --         0.96%      15.98%  to    16.99%
2006 .....   424,261     0.53   to     2.42      981,809    1,035,644        --         0.96%       4.32%  to     5.22%
2005 .....   511,716     0.51   to     2.30    1,129,864    1,177,302        --         0.96%       1.83%  to     2.71%
2004 .....   618,736     0.50   to     2.24    1,328,628    1,351,782        --         0.98%      -0.67%  to     0.19%
AIG RETIREMENT CO. I SMALL CAP FUND, DIVISION 18
2008 .....   137,567   $ 0.60   to   $ 1.87   $  240,997   $  341,874      0.38%        0.98%     -34.91%  to   -34.52%
2007 .....   160,027     2.68   to     2.86      428,636      511,816      0.03%        0.98%      -7.14%  to    -6.76%
2006 .....   194,385     2.88   to     3.06      561,593      601,283        --         0.97%       7.33%  to     7.76%
2005 .....   231,549     2.68   to     2.84      616,086      622,771        --         0.97%       6.26%  to     6.69%
2004 .....   262,835     2.53   to     2.66      662,328      614,333        --         0.98%      17.83%  to    18.30%
TEMPLETON GLOBAL ASSET ALLOCATION FUND, DIVISION 19 (CLOSED) /(8)/
2006 .....        --   $   --   to   $   --   $       --   $  403,978        --         0.49%       7.95%  to     8.13%
2005 .....   150,266     2.64   to     2.83      398,848      387,058      3.93%        1.21%       2.57%  to     2.98%
2004 .....   145,175     2.57   to     2.74      374,152      321,788      2.96%        1.23%      14.49%  to    14.95%
AIG RETIREMENT CO. I INTERNATIONAL GROWTH I FUND, DIVISION 20
2008 .....   267,849   $ 0.54   to   $ 1.62   $  411,248   $  584,007      1.65%        0.95%     -42.57%  to   -42.22%
2007 .....   263,159     2.64   to     2.81      698,587      661,103      0.92%        0.95%      13.53%  to    13.99%
2006 .....   258,416     2.33   to     2.47      605,093      506,825      1.83%        0.95%      25.12%  to    25.62%
2005 .....   219,896     1.86   to     1.96      408,838      390,878      1.35%        0.97%      12.57%  to    13.02%
2004 .....   246,624     1.65   to     1.74      407,359      385,156      0.60%        0.98%      14.45%  to    14.91%
AIG RETIREMENT CO. I CORE VALUE FUND, DIVISION 21
2008 .....    89,191   $ 0.60   to   $ 1.31   $  107,471   $  156,956      2.32%        0.95%     -35.88%  to   -35.49%
2007 .....   109,148     1.87   to     2.04      202,154      231,639      1.64%        0.95%      -1.44%  to    -1.05%
2006 .....   126,790     1.90   to     2.06      242,124      233,026      0.82%        0.95%      15.98%  to    16.44%
2005 .....   137,303     1.64   to     1.77      225,277      231,100      1.90%        0.96%       3.52%  to     3.94%
2004 .....   154,912     1.58   to     1.70      241,354      233,026      1.81%        0.96%      11.68%  to    12.13%
VANGUARD LONG-TERM INVESTMENT GRADE FUND, DIVISION 22
2008 .....    80,380   $ 1.03   to   $ 2.21   $  161,331   $  163,740      6.06%        0.95%       1.27%  to     1.89%
2007 .....    95,031     1.96   to     2.18      185,261      207,885      5.78%        0.96%       2.72%  to     3.13%
2006 .....   116,751     1.91   to     2.11      224,574      214,276      5.71%        0.95%       1.83%  to     2.24%
2005 .....   114,312     1.87   to     2.06      215,609      209,251      5.34%        0.95%       4.09%  to     4.51%
2004 .....   108,313     1.80   to     1.97      195,275      182,470      5.61%        0.96%       7.86%  to     8.29%
VANGUARD LONG-TERM TREASURY FUND, DIVISION 23
2008 .....   179,085   $ 1.27   to   $ 2.77   $  457,525   $  363,716      4.33%        0.94%      21.29%  to    22.02%
2007 .....   138,737     2.09   to     2.27      288,608      280,019      4.84%        0.95%       8.15%  to     8.58%
2006 .....   147,344     1.93   to     2.09      286,342      303,205      4.95%        0.95%       0.73%  to     1.13%
2005 .....   173,758     1.92   to     2.07      333,761      317,350      4.84%        0.96%       5.55%  to     5.97%
2004 .....   162,227     1.82   to     1.95      295,240      295,301      5.03%        0.97%       6.05%  to     6.48%
VANGUARD WINDSOR II FUND, DIVISION 24
2008 .....   694,646   $ 0.58   to   $ 1.81   $1,128,091   $1,499,307      2.96%        1.20%     -37.49%  to   -37.11%
2007 .....   669,939     2.65   to     2.89    1,761,795    1,909,890      2.19%        1.21%       0.95%  to     1.36%
2006 .....   696,334     2.62   to     2.85    1,837,638    1,671,001      2.33%        1.20%      16.78%  to    17.25%
2005 .....   702,946     2.25   to     2.43    1,566,299    1,483,284      2.17%        1.20%       5.68%  to     6.11%
2004 .....   644,293     2.12   to     2.29    1,372,830    1,183,729      2.11%        1.21%      16.84%  to    17.31%
VANGUARD WELLINGTON FUND, DIVISION 25
2008 .....   618,448   $ 0.76   to   $ 2.26   $1,225,434   $1,497,681      3.54%        1.20%     -23.26%  to   -22.80%
2007 .....   633,980     2.65   to     2.93    1,651,772    1,638,117      3.22%        1.21%       7.02%  to     7.45%
2006 .....   611,262     2.47   to     2.73    1,524,379    1,384,025      3.09%        1.20%      13.51%  to    13.96%
2005 .....   586,360     2.18   to     2.40    1,284,053    1,208,911      2.97%        1.20%       5.50%  to     5.92%
2004 .....   552,256     2.06   to     2.26    1,142,920    1,017,473      3.02%        1.21%       9.79%  to    10.23%
PUTNAM NEW OPPORTUNITIES FUND, DIVISION 26 (CLOSED) /(8)/
2006 .....        --   $   --   to   $   --   $       --   $  546,967        --         0.40%       0.70%  to     1.05%
2005 .....   438,965     0.72   to     1.36      559,314      568,259        --         0.95%       8.33%  to     9.27%
2004 .....   526,535     0.67   to     1.25      617,991      620,357        --         0.96%       8.50%  to     9.44%

                               SEPARATE ACCOUNT A
                                       OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. FINANCIAL HIGHLIGHTS (CONTINUED)

                            AT DECEMBER 31                                FOR THE YEAR ENDED DECEMBER 31
             -------------------------------------------   -----------------------------------------------------------
                          UNIT FAIR VALUE         NET        AVERAGE    INVESTMENT                     TOTAL RETURN
              UNITS         LOWEST TO           ASSETS     NET ASSETS     INCOME       EXPENSE          LOWEST TO
              (000s)         HIGHEST            (000s)       (000s)     RATIO/(1)/   RATIO/(2)/        HIGHEST/(3)/
             -------   --------------------   ----------   ----------   ----------   ----------   --------------------
PUTNAM OTC & EMERGING GROWTH FUND, DIVISION 27 (CLOSED) /(8)/
2006 .....        --   $   --   to   $   --   $       --   $  188,156        --         0.41%       6.07%  to     6.43%
2005 .....   300,718     0.57   to     1.29      189,177      194,028        --         0.96%       6.20%  to     7.11%
2004 .....   362,619     0.54   to     1.21      214,218      213,954        --         0.97%       6.36%  to     7.28%
PUTNAM GLOBAL EQUITY FUND, DIVISION 28 (CLOSED) /(8)/
2006 .....        --   $   --   to   $   --   $       --   $  376,020        --         0.39%       7.38%  to     7.75%
2005 .....   265,050     0.88   to     1.53      373,886      374,697      0.83%        0.94%       7.12%  to     8.05%
2004 .....   297,644     0.82   to     1.41      392,170      378,921      0.25%        0.96%      11.90%  to    12.86%
AIG RETIREMENT CO. I LARGE CAP GROWTH FUND, DIVISION 30 (CLOSED) /(8)/
2006 .....        --   $   --   to   $   --   $       --   $  324,192      0.18%        0.40%      -1.18%  to    -1.02%
2005 .....   300,698     1.12   to     1.21      336,720      362,869      0.61%        0.96%       1.13%  to     1.54%
2004 .....   372,247     1.11   to     1.20      411,133      427,053        --         0.96%       4.24%  to     4.66%
AMERICAN CENTURY ULTRA FUND, DIVISION 31 (CLOSED) /(8)/
2006 .....        --   $   --   to   $   --   $       --   $  942,108        --         0.41%      -5.34%  to    -5.02%
2005 .....   601,775     0.86   to     1.82    1,007,713    1,036,454      0.12%        0.99%       0.64%  to     1.50%
2004 .....   681,209     0.86   to     1.80    1,121,768    1,080,945        --         0.99%       9.09%  to    10.03%
TEMPLETON FOREIGN FUND, DIVISION 32 (CLOSED) /(8)/
2006 .....        --   $   --   to   $   --   $       --   $  676,066        --         0.39%       6.90%  to     7.08%
2005 .....   336,992     1.92   to     2.07      645,925      586,347      1.72%        0.95%       9.53%  to     9.97%
2004 .....   312,327     1.75   to     1.88      545,727      469,327      2.08%        0.97%      16.96%  to    17.43%
AIG RETIREMENT CO. II INTERNATIONAL SMALL CAP EQUITY FUND, DIVISION 33
2008 .....   406,274   $ 0.52   to   $ 1.32   $  516,024   $  616,841      1.17%        0.72%     -41.85%  to   -41.50%
2007 .....   347,000     2.18   to     2.26      752,863      702,426      0.59%        0.72%       5.06%  to     5.49%
2006 .....   275,096     2.07   to     2.14      569,761      383,808      0.50%        0.71%      19.33%  to    19.81%
2005 .....   141,743     1.74   to     1.79      245,939       86,678      0.44%        0.70%      28.49%  to    29.00%
2004 .....    18,383     1.35   to     1.38       24,572       25,491      1.23%        0.64%      18.44%  to    18.92%
AIG RETIREMENT CO. II SMALL CAP GROWTH FUND, DIVISION 35
2008 .....    31,934   $ 0.52   to   $ 0.99   $   30,327   $   41,375        --         0.71%     -44.05%  to   -43.31%
2007 .....    31,678     0.93   to     1.74       52,812       52,675        --         0.71%       2.53%  to     3.68%
2006 .....    29,224     0.90   to     1.68       47,591       47,517        --         0.70%       8.41%  to     9.62%
2005 .....    28,855     0.83   to     1.53       42,479       41,201        --         0.70%       3.26%  to     4.41%
2004 .....    29,634     0.81   to     1.47       42,220       39,933        --         0.66%       9.27%  to    10.49%
AIG RETIREMENT CO. II SMALL CAP VALUE FUND, DIVISION 36
2008 .....   145,609   $ 0.64   to   $ 1.66   $  228,970   $  259,868      1.06%        0.71%     -30.25%  to   -29.83%
2007 .....   106,944     2.28   to     2.37      244,244      234,509      0.65%        0.69%      -7.68%  to    -7.30%
2006 .....    64,994     2.47   to     2.56      161,107      112,445      0.57%        0.70%      17.91%  to    18.38%
2005 .....    45,167     2.10   to     2.16       87,273       93,033      0.68%        0.68%       5.92%  to     6.34%
2004 .....    46,339     1.98   to     2.03       91,703       71,872      0.68%        0.68%      18.48%  to    18.96%
AIG RETIREMENT CO. II MID CAP GROWTH FUND, DIVISION 37
2008 .....   167,995   $ 0.51   to   $ 0.82   $  132,414   $  166,293        --         0.72%     -47.02%  to   -46.70%
2007 .....    62,487     1.48   to     1.54       91,726       80,411        --         0.71%      13.07%  to    13.53%
2006 .....    46,415     1.31   to     1.36       61,039       55,659        --         0.71%      14.21%  to    14.66%
2005 .....    43,155     1.15   to     1.18       49,299       46,961        --         0.71%      10.42%  to    10.87%
2004 .....    46,181     1.04   to     1.07       47,973       45,888        --         0.69%      11.84%  to    12.29%
AIG RETIREMENT CO. II MID CAP VALUE FUND, DIVISION 38
2008 .....   193,079   $ 0.57   to   $ 2.17   $  393,903   $  513,298      0.46%        0.68%     -39.15%  to   -38.79%
2007 .....   137,959     3.41   to     3.54      470,359      494,779      0.46%        0.70%       2.03%  to     2.44%
2006 .....   122,876     3.35   to     3.46      411,742      351,099      0.39%        0.70%      15.87%  to    16.34%
2005 .....   108,200     2.89   to     2.97      304,188      274,020      0.05%        0.70%       8.59%  to     9.02%
2004 .....    90,191     2.66   to     2.73      239,126      188,597      0.18%        0.70%      15.39%  to    15.85%
AIG RETIREMENT CO. II CAPITAL APPRECIATION FUND, DIVISION 39
2008 .....    35,384   $ 0.49   to   $ 0.83   $   23,480   $   32,614      0.07%        0.71%     -44.98%  to   -44.26%
2007 .....    27,872     0.89   to     1.51       33,206       16,563      0.54%        0.69%      18.18%  to    19.50%
2006 .....     9,377     0.75   to     1.27        9,438       10,004      0.17%        0.64%       4.09%  to     5.25%
2005 .....    11,072     0.72   to     1.21       10,593       10,397      0.06%        0.63%       1.93%  to     3.07%
2004 .....    13,388     0.71   to     1.19       12,431       12,892      0.28%        0.55%       7.67%  to     8.87%

                               SEPARATE ACCOUNT A
                                       OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. FINANCIAL HIGHLIGHTS (CONTINUED)

                            AT DECEMBER 31                                FOR THE YEAR ENDED DECEMBER 31
             -------------------------------------------   -----------------------------------------------------------
                          UNIT FAIR VALUE         NET        AVERAGE    INVESTMENT                     TOTAL RETURN
              UNITS         LOWEST TO           ASSETS     NET ASSETS     INCOME       EXPENSE          LOWEST TO
              (000s)         HIGHEST            (000s)       (000s)     RATIO/(1)/   RATIO/(2)/        HIGHEST/(3)/
             -------   --------------------   ----------   ----------   ----------   ----------   --------------------
AIG RETIREMENT CO. II LARGE CAP VALUE FUND, DIVISION 40
2008 .....   115,417   $ 0.60   to   $ 1.41   $  156,942   $  279,624      1.78%        0.71%     -37.19%  to   -36.81%
2007 .....   181,763     2.16   to     2.24      391,778      366,717      0.99%        0.71%       2.28%  to     2.69%
2006 .....   141,357     2.11   to     2.18      298,102      125,597      0.97%        0.70%      17.68%  to    18.15%
2005 .....    31,182     1.79   to     1.84       55,688       49,323      1.09%        0.70%       8.05%  to     8.48%
2004 .....    27,681     1.66   to     1.70       44,861       40,691      1.36%        0.70%      12.71%  to    13.16%
AIG RETIREMENT CO. II SOCIALLY RESPONSIBLE FUND, DIVISION 41
2008 .....   624,830   $ 0.59   to   $ 0.99   $  593,031   $  845,688      1.67%        0.73%     -38.01%  to   -37.63%
2007 .....   673,004     1.53   to     1.59    1,026,361      823,411      1.11%        0.72%       3.20%  to     3.62%
2006 .....   331,640     1.48   to     1.53      490,929      255,910      0.88%        0.71%      14.74%  to    15.20%
2005 .....   106,547     1.29   to     1.33      136,627      140,003      1.21%        0.72%       3.31%  to     3.72%
2004 .....    75,008     1.25   to     1.28       93,678       35,242      1.40%        0.69%       9.12%  to     9.55%
AIG RETIREMENT CO. II MONEY MARKET II FUND, DIVISION 44
2008 .....   246,302   $ 1.03   to   $ 1.33   $  316,406   $  334,421      2.23%        0.71%       1.47%  to     2.08%
2007 .....   268,779     1.26   to     1.31      338,361      287,347      4.48%        0.72%       3.85%  to     4.27%
2006 .....   185,594     1.21   to     1.25      225,165      134,616      4.57%        0.70%       3.81%  to     4.22%
2005 .....    69,795     1.17   to     1.20       81,819       74,487      2.71%        0.70%       1.96%  to     2.37%
2004 .....    57,593     1.15   to     1.18       65,500       70,662      0.83%        0.71%       0.08%  to     0.48%
AIG RETIREMENT CO. I GROWTH FUND, DIVISION 45 (CLOSED) /(7)/
2004 .....        --   $   --   to   $   --   $       --   $    1,722        --         0.98%      -7.77%  to    -7.53%
AIG RETIREMENT CO. I NASDAQ-100(R) INDEX FUND, DIVISION 46
2008 .....   159,845   $ 0.33   to   $ 0.53   $   53,618   $   77,846      0.24%        0.97%     -42.99%  to   -42.65%
2007 .....   168,286     0.59   to     0.60       97,988       84,217      0.08%        0.97%      17.42%  to    17.89%
2006 .....   160,131     0.50   to     0.51       79,992       81,388      0.08%        0.96%       5.60%  to     6.02%
2005 .....   183,978     0.47   to     0.48       87,163       86,087      0.13%        0.96%       0.24%  to     0.64%
2004 .....   205,478     0.47   to     0.48       96,495       88,901      0.58%        0.97%       8.96%  to     9.39%
JANUS ADVISER WORLDWIDE FUND, DIVISION 47 (CLOSED) /(8)/
2006 .....        --   $   --   to   $   --   $       --   $   34,840        --         0.39%       1.34%  to     1.69%
2005 .....    51,168     0.69   to     1.24       35,315       35,762      0.79%        0.96%       4.54%  to     5.44%
2004 .....    58,805     0.66   to     1.18       38,569       38,867      0.35%        0.97%       3.21%  to     4.10%
AIG RETIREMENT CO. II AGGRESSIVE GROWTH LIFESTYLE FUND, DIVISION 48
2008 .....    53,544   $ 0.64   to   $ 1.38   $   71,085   $   84,221      2.28%        0.71%     -33.93%  to   -33.05%
2007 .....    46,108     1.33   to     2.06       90,631       79,120      1.71%        0.71%       8.20%  to     9.41%
2006 .....    35,981     1.23   to     1.89       65,628       51,931        --         0.71%      12.35%  to    13.60%
2005 .....    26,756     1.10   to     1.66       41,368       37,402      1.97%        0.70%      10.28%  to    11.51%
2004 .....    23,935     0.99   to     1.49       35,659       34,093      1.13%        0.61%      11.80%  to    13.05%
AIG RETIREMENT CO. II MODERATE GROWTH LIFESTYLE FUND, DIVISION 49
2008 .....    80,685   $ 0.71   to   $ 1.52   $  118,105   $  132,834      2.48%        0.72%     -27.25%  to   -26.29%
2007 .....    68,608     1.37   to     2.07      135,383      116,816      1.47%        0.72%       7.30%  to     8.51%
2006 .....    52,393     1.28   to     1.91       96,392       85,239      1.00%        0.71%       9.40%  to    10.62%
2005 .....    45,831     1.17   to     1.72       72,955       67,417      1.08%        0.69%       7.12%  to     8.31%
2004 .....    40,378     1.09   to     1.59       62,528       55,910      2.02%        0.66%       9.58%  to    10.80%
AIG RETIREMENT CO. II CONSERVATIVE GROWTH LIFESTYLE FUND, DIVISION 50
2008 .....    32,076   $ 0.80   to   $ 1.60   $   49,349   $   54,676      2.62%        0.70%     -19.51%  to   -18.45%
2007 .....    29,176     1.34   to     1.96       55,014       46,929      1.59%        0.70%       5.55%  to     6.74%
2006 .....    22,047     1.27   to     1.84       39,119       35,405        --         0.70%       8.05%  to     9.25%
2005 .....    20,165     1.17   to     1.68       31,560       29,879      2.84%        0.69%       4.70%  to     5.87%
2004 .....    17,680     1.12   to     1.59       28,401       28,523      2.63%        0.59%       7.55%  to     8.75%
VANGUARD LIFESTRATEGY GROWTH FUND, DIVISION 52
2008 .....    85,467   $ 0.62   to   $ 1.16   $   95,289   $  119,196      2.44%        1.22%     -35.21%  to   -34.82%
2007 .....    80,439     1.71   to     1.78      134,535      127,115      2.42%        1.21%       6.11%  to     6.54%
2006 .....    67,292     1.62   to     1.67      109,039       92,358      2.30%        1.19%      14.69%  to    15.15%
2005 .....    59,842     1.41   to     1.45       81,292       75,645      2.11%        1.18%       5.56%  to     5.98%
2004 .....    53,843     1.33   to     1.37       71,438       59,751      2.22%        1.17%      11.17%  to    11.62%

                               SEPARATE ACCOUNT A
                                       OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. FINANCIAL HIGHLIGHTS (CONTINUED)

                            AT DECEMBER 31                                FOR THE YEAR ENDED DECEMBER 31
             -------------------------------------------   -----------------------------------------------------------
                          UNIT FAIR VALUE         NET        AVERAGE    INVESTMENT                     TOTAL RETURN
              UNITS         LOWEST TO           ASSETS     NET ASSETS     INCOME       EXPENSE          LOWEST TO
              (000s)         HIGHEST            (000s)       (000s)     RATIO/(1)/   RATIO/(2)/        HIGHEST/(3)/
             -------   --------------------   ----------   ----------   ----------   ----------   --------------------
VANGUARD LIFESTRATEGY MODERATE GROWTH FUND, DIVISION 53
2008 .....    91,608   $ 0.71   to   $ 1.26   $  111,169   $  131,333      3.05%        1.21%     -27.41%  to   -26.97%
2007 .....    89,599     1.66   to     1.73      143,096      138,333      3.03%        1.21%       6.02%  to     6.44%
2006 .....    77,721     1.57   to     1.62      122,075      109,946      2.86%        1.19%      11.91%  to    12.35%
2005 .....    74,704     1.40   to     1.44       98,585       93,800      2.61%        1.16%       4.38%  to     4.80%
2004 .....    66,184     1.34   to     1.38       88,307       74,552      2.76%        1.15%       9.19%  to     9.63%
VANGUARD LIFESTRATEGY CONSERVATIVE GROWTH FUND, DIVISION 54
2008 .....    36,297   $ 0.79   to   $ 1.31   $   45,929   $   52,588      3.56%        1.21%     -20.52%  to   -20.04%
2007 .....    35,724     1.58   to     1.64       54,504       51,119      3.56%        1.21%       5.65%  to     6.08%
2006 .....    30,392     1.50   to     1.55       45,390       41,738      3.31%        1.20%       9.25%  to     9.69%
2005 .....    30,511     1.37   to     1.41       38,881       39,172      2.93%        1.18%       3.16%  to     3.57%
2004 .....    27,719     1.33   to     1.36       36,593       31,182      3.06%        1.18%       6.68%  to     7.11%
EVERGREEN SPECIAL VALUES FUND, DIVISION 55 (CLOSED) /(8)/
2006 .....        --   $   --   to   $   --   $       --   $  340,766        --         0.40%      10.02%  to    10.20%
2005 .....   155,352     1.98   to     2.04      308,806      262,766      0.90%        0.96%       9.34%  to     9.77%
2004 .....   123,345     1.81   to     1.86      222,791      174,070      0.84%        0.97%      18.85%  to    19.32%
EVERGREEN FUNDAMENTAL LARGE CAP FUND, DIVISION 56 (CLOSED) /(8)/
2006 .....        --   $   --   to   $   --   $       --   $  169,115      0.09%        0.40%       2.44%  to     2.60%
2005 .....   153,476     1.07   to     1.10      164,183      130,097      0.35%        0.98%       6.54%  to     6.97%
2004 .....   100,628     1.01   to     1.03      101,040       48,762      0.67%        0.98%       7.69%  to     8.12%
EVERGREEN EQUITY INCOME FUND, DIVISION 57 (CLOSED) /(8)/
2006 .....        --   $   --   to   $   --   $       --   $   24,752      0.24%        0.39%       4.35%  to     4.52%
2005 .....    20,068     1.23   to     1.27       24,720       43,787      1.39%        0.98%       2.50%  to     2.91%
2004 .....    49,455     1.20   to     1.23       59,178       37,663      1.68%        0.98%       9.03%  to     9.47%
AIG RETIREMENT CO. II CORE BOND FUND, DIVISION 58
2008 .....    80,969   $ 0.96   to   $ 1.43   $  108,756   $  155,936      5.27%        0.70%      -6.17%  to    -4.93%
2007 .....   139,732   $ 1.12   to   $ 1.51   $  203,021   $  144,955      4.26%        0.71%       2.36%  to     3.51%
2006 .....    61,262     1.09   to     1.46       86,706       61,717      3.87%        0.68%       3.42%  to     4.58%
2005 .....    39,368     1.05   to     1.40       49,423       50,952      3.84%        0.65%       0.72%  to     1.84%
2004 .....    31,364     1.04   to     1.37       41,882       35,826      4.13%        0.63%       3.28%  to     4.43%
AIG RETIREMENT CO. II STRATEGIC BOND FUND, DIVISION 59
2008 .....   159,484   $ 0.85   to   $ 1.71   $  262,296   $  308,244      7.78%        0.71%     -15.44%  to   -14.32%
2007 .....   164,042     1.34   to     2.00      314,387      278,977      4.88%        0.71%       2.63%  to     3.78%
2006 .....   121,930     1.30   to     1.92      227,069      182,636      4.17%        0.71%       6.98%  to     8.17%
2005 .....    85,455     1.21   to     1.78      147,391      119,144      4.33%        0.72%       3.38%  to     4.53%
2004 .....    55,556     1.17   to     1.70       91,514       72,372      5.75%        0.71%       9.01%  to    10.23%
AIG RETIREMENT CO. II HIGH YIELD BOND FUND, DIVISION 60
2008 .....   107,247   $ 0.68   to   $ 1.30   $  134,056   $  181,344      8.84%        0.71%     -31.81%  to   -31.40%
2007 .....   106,828     1.83   to     1.89      194,418      177,795      5.99%        0.72%       0.71%  to     1.12%
2006 .....    67,764     1.81   to     1.87      122,971       99,728      5.56%        0.72%      11.49%  to    11.94%
2005 .....    50,480     1.63   to     1.67       82,159       76,176      5.56%        0.72%       6.44%  to     6.87%
2004 .....    44,313     1.53   to     1.57       66,980       52,793      9.01%        0.70%      15.02%  to    15.48%
JANUS FUND, DIVISION 61 (CLOSED) /(8)/
2006 .....        --   $   --   to   $   --   $       --   $   50,144        --         0.39%       1.31%  to     1.48%
2005 .....    81,364     0.62   to     0.63       50,544       50,825      0.07%        0.95%       2.95%  to     3.36%
2004 .....    90,682     0.60   to     0.61       54,444       54,164        --         0.96%       3.64%  to     4.06%
AIM LARGE CAP GROWTH FUND, DIVISION 62 (CLOSED) /(8)/
2006 .....        --   $   --   to   $   --   $       --   $   19,019        --         0.40%      -0.03%  to     0.13%
2005 .....    58,454     0.32   to     0.32       17,433       16,321        --         0.94%       5.95%  to     6.36%
2004 .....    53,053     0.30   to     0.30       15,757       14,006        --         0.95%       8.21%  to     8.64%
CREDIT SUISSE SMALL CAP GROWTH FUND, DIVISION 63 (CLOSED) /(8)/
2006 .....        --   $   --   to   $   --   $       --   $   55,233        --         0.41%       5.25%  to     5.42%
2005 .....    62,555     0.81   to     0.83       50,774       53,651        --         0.96%      -4.26%  to    -3.88%
2004 .....    68,156     0.85   to     0.86       57,452       51,992        --         0.97%      10.00%  to    10.44%

                               SEPARATE ACCOUNT A
                                       OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. FINANCIAL HIGHLIGHTS (CONTINUED)

                            AT DECEMBER 31                                FOR THE YEAR ENDED DECEMBER 31
             -------------------------------------------   -----------------------------------------------------------
                          UNIT FAIR VALUE         NET        AVERAGE    INVESTMENT                     TOTAL RETURN
              UNITS         LOWEST TO           ASSETS     NET ASSETS     INCOME       EXPENSE          LOWEST TO
              (000s)         HIGHEST            (000s)       (000s)     RATIO/(1)/   RATIO/(2)/        HIGHEST/(3)/
             -------   --------------------   ----------   ----------   ----------   ----------   --------------------
MSIF TRUST MID CAP GROWTH PORTFOLIO, DIVISION 64 (CLOSED) /(8)/
2006 .....         1   $   --   to   $   --   $       --   $  126,143        --         0.41%       3.38%  to     3.54%
2005 .....   141,998     0.81   to     0.83      115,617       85,448        --         0.95%      16.90%  to    17.37%
2004 .....   101,122     0.70   to     0.71       70,176       50,068        --         0.95%      20.48%  to    20.97%
EVERGREEN SPECIAL EQUITY FUND, DIVISION 65 (CLOSED) /(8)/
2006 .....        --   $   --   to   $   --   $       --   $   45,179        --         0.41%       4.52%  to     4.69%
2005 .....    45,946     0.98   to     1.00       43,270       41,574        --         0.95%       5.94%  to     6.36%
2004 .....    47,897     0.92   to     0.94       44,053       42,874        --         0.96%       4.61%  to     5.04%
SIT SMALL CAP GROWTH FUND, DIVISION 66 (CLOSED) /(8)/
2006 .....        --   $   --   to   $   --   $       --   $  135,970        --         0.41%       6.29%  to     6.47%
2005 .....   169,656     0.74   to     0.76      126,041       93,457        --         0.95%      17.35%  to    17.81%
2004 .....   133,858     0.63   to     0.64       83,848       76,239        --         0.96%       5.73%  to     6.15%
SIT MID CAP GROWTH FUND, DIVISION 67 (CLOSED) /(8)/
2006 .....        --   $   --   to   $   --   $       --   $   29,303        --         0.42%       0.85%  to     1.01%
2005 .....    44,640     0.66   to     0.67       29,385       22,200        --         0.96%      14.12%  to    14.58%
2004 .....    37,107     0.58   to     0.59       21,325       18,374        --         0.97%      15.85%  to    16.32%
ARIEL FUND, DIVISION 68
2008 .....   210,618   $ 0.48   to   $ 1.02   $  202,490   $  331,104      0.97%        0.94%     -48.77%  to   -48.46%
2007 .....   236,938     1.92   to     1.97      450,527      516,328      0.28%        0.95%      -2.69%  to    -2.30%
2006 .....   263,335     1.97   to     2.02      519,165      542,024        --         0.95%       9.25%  to     9.69%
2005 .....   312,798     1.80   to     1.84      565,241      567,495      0.30%        0.95%      -0.08%  to     0.32%
2004 .....   291,623     1.81   to     1.84      523,918      384,123      0.06%        0.96%      20.75%  to    21.24%
ARIEL APPRECIATION FUND, DIVISION 69
2008 .....   163,108   $ 0.55   to   $ 1.04   $  162,793   $  249,409      0.55%        0.95%     -41.33%  to   -40.97%
2007 .....   188,042     1.72   to     1.77      322,748      373,503      0.46%        0.96%      -2.38%  to    -1.99%
2006 .....   219,434     1.76   to     1.81      387,982      400,034      0.04%        0.95%       9.84%  to    10.28%
2005 .....   268,624     1.61   to     1.64      432,565      428,952      0.29%        0.96%       1.90%  to     2.31%
2004 .....   273,688     1.58   to     1.60      430,032      376,800      0.11%        0.97%      11.98%  to    12.43%
LOU HOLLAND GROWTH FUND, DIVISION 70
2008 .....    43,833   $ 0.63   to   $ 0.70   $   29,858   $   40,753        --         0.87%     -35.48%  to   -35.09%
2007 .....    46,918     1.04   to     1.07       49,287       50,747      0.03%        0.88%       8.31%  to     8.74%
2006 .....    54,091     0.96   to     0.99       52,523       53,040      0.08%        0.88%       4.19%  to     4.60%
2005 .....    35,123     0.93   to     0.94       32,586       33,411        --         0.95%      -1.78%  to    -1.39%
2004 .....    35,830     0.94   to     0.96       33,602       28,027      0.31%        0.96%      10.10%  to    10.54%
DREYFUS BASIC U.S. MORTGAGE SECURITIES FUND, DIVISION 71 (CLOSED) /(8)/
2006 .....        --   $   --   to   $   --   $       --   $   83,491      1.80%        0.39%      -0.98%  to    -0.82%
2005 .....    68,813     1.27   to     1.30       87,314       92,323      4.06%        0.96%       2.42%  to     2.83%
2004 .....    77,962     1.24   to     1.26       95,777       98,103      4.66%        0.97%       1.78%  to     2.19%
AIG RETIREMENT CO. I BLUE CHIP GROWTH FUND, DIVISION 72
2008 .....   451,191   $ 0.54   to   $ 0.61   $  267,117   $  293,877      0.17%        0.95%     -43.47%  to   -43.13%
2007 .....   133,943     1.04   to     1.07      136,613      115,156      0.25%        0.95%      11.96%  to    12.41%
2006 .....    95,874     0.93   to     0.95       89,448       70,303      0.23%        0.95%       8.36%  to     8.79%
2005 .....    66,987     0.86   to     0.88       57,625       49,913      0.15%        0.93%       4.85%  to     5.28%
2004 .....    57,056     0.82   to     0.83       48,394       41,821      0.40%        0.95%       7.85%  to     8.29%
AIG RETIREMENT CO. I HEALTH SCIENCES FUND, DIVISION 73
2008 .....   143,853   $ 0.70   to   $ 1.02   $  142,129   $  181,521        --         0.96%     -30.28%  to   -29.86%
2007 .....   146,379     1.41   to     1.45      206,206      192,854        --         0.96%      16.38%  to    16.85%
2006 .....   153,030     1.21   to     1.24      185,880      186,065        --         0.96%       7.38%  to     7.81%
2005 .....   158,484     1.13   to     1.15      179,167      159,035        --         0.97%      11.91%  to    12.35%
2004 .....   161,674     1.01   to     1.03      162,277      144,254        --         0.97%      14.24%  to    14.70%
AIG RETIREMENT CO. I VALUE FUND, DIVISION 74
2008 .....   178,504   $ 0.54   to   $ 0.86   $  150,143   $  191,340      1.03%        0.91%     -42.74%  to   -42.39%
2007 .....    66,464     1.46   to     1.49       96,744       83,751      0.40%        0.97%       5.23%  to     5.66%
2006 .....    56,286     1.39   to     1.41       78,054      147,228      0.95%        0.93%      15.18%  to    15.64%
2005 .....   118,410     1.20   to     1.22      154,746       63,923      1.01%        0.78%       5.29%  to     5.71%
2004 .....     6,261     1.14   to     1.16       18,880       15,207      0.44%        0.30%      15.14%  to    15.60%

                               SEPARATE ACCOUNT A
                                       OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. FINANCIAL HIGHLIGHTS (CONTINUED)

                            AT DECEMBER 31                                FOR THE YEAR ENDED DECEMBER 31
             -------------------------------------------   -----------------------------------------------------------
                          UNIT FAIR VALUE         NET        AVERAGE    INVESTMENT                     TOTAL RETURN
              UNITS         LOWEST TO           ASSETS     NET ASSETS     INCOME       EXPENSE          LOWEST TO
              (000s)         HIGHEST            (000s)       (000s)     RATIO/(1)/   RATIO/(2)/        HIGHEST/(3)/
             -------   --------------------   ----------   ----------   ----------   ----------   --------------------
AIG RETIREMENT CO. I BROAD CAP VALUE INCOME FUND, DIVISION 75 /(6)/
2008 .....    20,170   $ 0.62   to   $ 0.76   $   17,061   $   22,875      2.18%        0.87%     -35.12%  to   -34.73%
2007 .....    22,643   $ 1.16   to   $ 1.17   $   28,810   $   30,508      1.53%        0.88%       0.93%  to     1.33%
2006 .....    22,478     1.15   to     1.16       28,574       17,489      1.56%        0.81%      15.53%  to    15.99%
2005 .....        --     1.00   to     1.00        2,492        2,418      0.18%          --        0.00%  to     0.00%
AIG RETIREMENT CO. I LARGE CAP CORE FUND, DIVISION 76 /(6)/
2008 .....   120,552   $ 0.64   to   $ 0.79   $   94,759   $   76,422      0.72%        0.96%     -33.15%  to   -32.75%
2007 .....    55,647   $ 1.17   to   $ 1.18   $   65,016   $   86,523      0.59%        0.98%       6.96%  to     7.39%
2006 .....    92,452     1.10   to     1.10   $  101,149   $   79,956      1.16%        0.95%      11.38%  to    11.83%
2005 .....        --     0.99   to     0.99        2,465        2,417      0.10%          --        0.00%  to     0.00%
AIG RETIREMENT CO. I INFLATION PROTECTED FUND, DIVISION 77 /(4)/
2008 .....   143,120   $ 0.97   to   $ 1.03   $  150,002   $  133,699      4.83%        0.93%      -6.27%  to    -5.70%
2007 .....    12,515   $ 1.08   to   $ 1.09   $   18,510   $   16,303      4.06%        0.68%       6.74%  to     7.17%
2006 .....    11,130     1.01   to     1.02       16,158       16,374      3.33%        0.68%      -0.59%  to    -0.19%
2005 .....    11,057     1.02   to     1.02       16,390       10,892      5.42%        0.52%       1.72%  to     2.13%
2004 .....        --     1.00   to     1.00        5,002        4,998      0.15%          --        0.00%  to     0.00%
AIG RETIREMENT CO. I VALIC GROWTH FUND, DIVISION 78 /(6)/
2008 .....   826,768   $ 0.59   to   $ 0.68   $  553,158   $  817,995      0.02%        0.95%     -40.51%  to   -39.88%
2007 .....   929,273   $ 1.11   to   $ 1.13   $1,026,352   $1,016,333        --         0.96%      19.27%  to    20.31%
2006 ..... 1,133,942     0.93   to     0.94    1,057,786      662,673      0.02%        0.94%      -4.76%  to    -3.94%
2005 .....        --     0.98   to     0.98        2,448        2,412        --           --        0.00%  to     0.00%
AIG RETIREMENT CO. I LARGE CAPITAL GROWTH FUND, DIVISION 79 /(4)/
2008 .....   402,218   $ 0.59   to   $ 0.78   $  310,364   $  445,695      0.24%        0.96%     -39.43%  to   -38.78%
2007 .....   453,068   $ 1.25   to   $ 1.28   $  563,543   $  572,421      0.21%        0.96%      13.42%  to    14.41%
2006 .....   524,432     1.10   to     1.12      581,819      352,220      0.38%        0.93%       5.69%  to     6.60%
2005 .....        --     1.04   to     1.05       10,590       10,032      0.19%          --        3.54%  to     4.42%
2004 .....        --     1.01   to     1.01       10,081       10,054      0.01%          --        0.00%  to     0.00%
AIG SUNAMERICA 2010 HIGH WATERMARK FUND, DIVISION 80 /(9)/
2008 .....        --   $   --   to   $   --   $       --   $   13,452        --         0.76%       1.59%  to     1.71%
2007 .....    24,209   $ 1.11   to   $ 1.12   $   26,904   $   27,270      3.21%        1.25%       4.56%  to     4.98%
2006 .....    25,877     1.06   to     1.07       27,502       26,647      3.31%        1.05%       5.54%  to     5.96%
2005 .....    24,719     1.01   to     1.01       24,851       15,326      3.25%        0.85%       0.00%  to     0.00%
AIG SUNAMERICA 2015 HIGH WATERMARK FUND, DIVISION 81 /(5)/
2008 .....    26,300   $ 0.92   to   $ 1.12   $   29,108   $   27,723      2.01%        1.24%      -5.96%  to    -5.39%
2007 .....    23,039   $ 1.18   to   $ 1.19   $   27,109   $   26,814      3.37%        1.24%       4.51%  to     4.93%
2006 .....    22,809     1.13   to     1.13       25,642       22,933      3.46%        1.05%       9.17%  to     9.61%
2005 .....    18,614     1.03   to     1.03       19,186       10,516      3.23%        0.84%       0.00%  to     0.00%
AIG SUNAMERICA 2020 HIGH WATERMARK FUND, DIVISION 82 /(5)/
2008 .....    12,028   $ 0.81   to   $ 1.00   $   11,879   $   12,395      2.22%        1.23%     -17.31%  to   -16.80%
2007 .....    10,834   $ 1.19   to   $ 1.21   $   12,934   $   11,890      3.84%        1.23%       4.46%  to     4.88%
2006 .....     9,426     1.14   to     1.15       10,772        9,246      3.64%        1.05%       9.47%  to     9.91%
2005 .....     7,051     1.04   to     1.05        7,357        3,615      3.42%        0.84%       0.00%  to     0.00%
AIG RETIREMENT CO. I MID CAP STRATEGIC GROWTH FUND, DIVISION 83 /(4)/
2008 .....   231,620   $ 0.50   to   $ 0.80   $  181,182   $  295,424        --         0.96%     -48.83%  to   -48.29%
2007 .....   257,885   $ 1.50   to   $ 1.54   $  389,160   $  335,778        --         0.96%      27.83%  to    28.94%
2006 .....   259,327     1.18   to     1.20      307,168      199,628      0.07%        0.91%       4.56%  to     5.46%
2005 .....        --     1.13   to     1.14       11,422       10,396        --           --       11.45%  to    12.40%
2004 .....        --     1.01   to     1.01       10,102       10,036      0.02%          --        0.00%  to     0.00%
AIG RETIREMENT CO. I SMALL CAP SPECIAL VALUES FUND, DIVISION 84 /(6)/
2008 .....   229,331   $ 0.59   to   $ 0.67   $  151,515   $  219,815      1.09%        0.96%     -36.15%  to   -35.76%
2007 .....   272,853   $ 1.03   to   $ 1.04   $  279,734   $  350,729      0.66%        0.96%     -10.95%  to   -10.59%
2006 .....   325,757     1.16   to     1.16      376,054      222,427      0.93%        0.93%      17.96%  to    18.43%
2005 .....        --     0.98   to     0.98        4,916        4,814      0.12%          --        0.00%  to     0.00%
AIG RETIREMENT CO. I SMALL MID GROWTH FUND, DIVISION 85 /(6)/
2008 .....   115,211   $ 0.54   to   $ 0.61   $   69,837   $  101,001      0.08%        0.96%     -40.30%  to   -39.93%
2007 .....   128,891   $ 1.01   to   $ 1.02   $  128,428   $  151,573        --         0.96%      -3.79%  to    -3.40%
2006 .....   159,122     1.05   to     1.06      166,683      106,306        --         0.93%       5.87%  to     6.29%
2005 .....        --     1.00   to     1.00        2,490        2,424        --           --        0.00%  to     0.00%

                               SEPARATE ACCOUNT A
                                       OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. FINANCIAL HIGHLIGHTS (CONTINUED)

                            AT DECEMBER 31                                FOR THE YEAR ENDED DECEMBER 31
             -------------------------------------------   -----------------------------------------------------------
                          UNIT FAIR VALUE         NET        AVERAGE    INVESTMENT                     TOTAL RETURN
              UNITS         LOWEST TO           ASSETS     NET ASSETS     INCOME       EXPENSE          LOWEST TO
              (000s)         HIGHEST            (000s)       (000s)     RATIO/(1)/   RATIO/(2)/        HIGHEST/(3)/
             -------   --------------------   ----------   ----------   ----------   ----------   --------------------
AIG RETIREMENT CO. I SMALL CAP AGGRESSIVE GROWTH FUND, DIVISION 86 /(6)/
2008 .....    55,785   $ 0.55   to   $ 0.69   $   37,879   $   54,383        --         0.96%     -41.16%  to   -40.80%
2007 .....    61,000   $ 1.15   to   $ 1.16   $   69,884   $   56,667        --         0.96%      13.29%  to    13.74%
2006 .....    48,733     1.02   to     1.02       49,519       32,409        --         0.90%       3.76%  to     4.17%
2005 .....        --     0.98   to     0.98        2,453        2,411        --           --        0.00%  to     0.00%
AIG RETIREMENT CO. I GLOBAL EQUITY FUND, DIVISION 87 /(6)/
2008 .....   303,049   $ 0.49   to   $ 0.71   $  208,026   $  328,038      1.18%        0.93%     -46.87%  to   -46.30%
2007 .....   337,867   $ 1.30   to   $ 1.32   $  434,029   $  451,456      1.72%        0.95%       7.48%  to     8.42%
2006 .....   354,730     1.21   to     1.22      430,266      248,458      2.17%        0.93%      20.86%  to    21.90%
2005 .....        --     1.00   to     1.00        2,507        2,433      0.08%          --        0.00%  to     0.00%
AIG RETIREMENT CO. I GLOBAL STRATEGY FUND, DIVISION 88 /(6)/
2008 .....   354,647   $ 0.76   to   $ 1.05   $  369,050   $  447,117      5.76%        0.96%     -21.58%  to   -21.11%
2007 .....   383,458   $ 1.32   to   $ 1.34   $  506,215   $  487,999      1.46%        0.96%       8.98%  to     9.42%
2006 .....   364,752     1.21   to     1.22      442,018      252,385      2.36%        0.94%      19.92%  to    20.40%
2005 .....        --     1.01   to     1.01        5,070        4,882      0.09%          --        0.00%  to     0.00%
AIG RETIREMENT CO. I FOREIGN VALUE FUND, DIVISION 89 /(6)/
2008 .....   765,921   $ 0.53   to   $ 0.75   $  565,647   $  820,333      3.43%        0.97%     -45.10%  to   -44.77%
2007 .....   844,141   $ 1.34   to   $ 1.36   $1,120,870   $1,014,476      0.90%        0.96%      10.05%  to    10.50%
2006 .....   692,139     1.22   to     1.23      841,622      442,935      1.98%        0.94%      20.97%  to    21.46%
2005 .....        --     1.01   to     1.01        2,526        2,439      0.03%          --        0.00%  to     0.00%
AIG RETIREMENT CO. I REAL ESTATE FUND, DIVISION 101 /(10)/
2008         294,039   $ 0.64   to   $ 0.65   $  195,460   $   51,139      5.32%        0.62%     -35.75%  to   -35.43%

/(1)/ These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the Fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests.

/(2)/ These amounts represent the annualized contract expenses of the separate account, consisting of mortality and expense risk charges, net of any expense reimbursements, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

/(3)/ These amounts represent the total return for periods indicated, including changes in the value of the underlying fund, which includes expenses assessed through the reduction of unit values. The ratio does not include any expenses assessed through the redemption of units. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

/(4)/ Funds commenced operations on December 17, 2004.

/(5)/ Funds commenced operations on February 18, 2005.

/(6)/ Funds commenced operations on December 5, 2005.

/(7)/ The AIG Retirement Co. I Growth Fund was closed as of August 27, 2004.

/(8)/ Funds were closed as of May 29, 2006.

/(9)/ Fund commenced operations on February 18, 2005 and closed April 21,
      2008.

/(10)/ Fund commenced operations on March 7, 2008.

                               SEPARATE ACCOUNT A
                                       OF
                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

8. SUBSEQUENT EVENTS

On March 2, 2009, AIG and the NY Fed announced their intent to enter into a transaction pursuant to which AIG will transfer to the NY Fed preferred equity interests in newly-formed special purpose vehicles ("SPV"s), in settlement of a portion of the outstanding balance of the credit facility. Each SPV will have (directly or indirectly) as its only asset 100 percent of the common stock of an AIG operating subsidiary (American International Assurance Company, Limited, together with American International Assurance Company (Bermuda) Limited ("AIA") in one case and American Life Insurance Company ("ALICO") in the other). AIG expects to own the common interests of each SPV. In exchange for the preferred equity interests received by the NY Fed, there would be a concurrent substantial reduction in the outstanding balance and maximum available amount to be borrowed on the credit facility.

AIG and the NY Fed also announced their intent to enter into a securitization transaction pursuant to which AIG will issue to the NY Fed senior certificates in one or more newly-formed SPVs backed by inforce blocks of life insurance policies in settlement of a portion of the outstanding balance of the credit facility. The amount of the credit facility reduction will be based on the proceeds received. The SPVs are expected to be consolidated by AIG. These transfers are subject to agreement on definitive terms and regulatory approvals at a later date. The Company is not currently anticipated to be a party to the proposed securitization transaction.

On October 3, 2008, AIG announced a restructuring plan under which AIG's Life Insurance & Retirement Services operations and certain other businesses would be divested in whole or in part, including the Company. Since that time, AIG has sold certain businesses and assets and has entered into contracts to sell others. However, global market conditions have continued to deteriorate, posing risks to AIG's ability to divest assets at acceptable values. AIG's restructuring plan has evolved in response to these market conditions. Specifically, AIG's current plans involve transactions between AIG and the NY Fed with respect to AIA and ALICO as noted above, as well as preparation for a potential sale of a minority stake in its property and casualty and foreign general insurance businesses. The Company is continuing to explore other restructuring alternatives to enhance its market competitiveness.

On April 17, 2009, AIG entered into an exchange agreement with the U.S. Department of the Treasury pursuant to which, among other things, the U.S. Department of the Treasury exchanged 4,000,000 shares of the Series D Preferred Stock for 400,000 shares of AIG's Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series E Preferred Stock"). The exchange agreement permits the U.S. Department of the Treasury in certain circumstances to exchange the Warrant for 53,798,766 shares of Series C Preferred Stock.

On April 17, 2009, AIG and the NY Fed amended the terms of the credit facility agreement to, among other things, remove the minimum 3.5 percent LIBOR rate. AIG also entered into a purchase agreement with the U.S. Department of the Treasury pursuant to which, among other things, AIG issued and sold to the U.S. Department of the Treasury 300,000 shares of Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series F Preferred Stock"), each share with a zero initial liquidation preference, and a warrant to purchase up to 3,000 shares of common stock. Pursuant to the purchase agreement, the U.S. Department of the Treasury has committed for five years to provide immediately available funds in an amount up to $29.835 billion so long as (i) AIG is not a debtor in a pending case under Title 11 of the United States Code and (ii) The AIG Credit Facility Trust and the U.S. Department of the Treasury in the aggregate own more than 50 percent of the aggregate voting power of AIG's voting securities. The liquidation preference of the AIG Series F Preferred Stock will increase, on a pro rata basis, by the amount of any draw down on the commitment. The amount of funds available under the commitment will be decreased by the aggregate amount of financial assistance that the U.S. Department of the Treasury provides to AIG, its subsidiaries or any special purpose vehicle established by or for the benefit of AIG or any of its subsidiaries after April 17, 2009, unless otherwise specified by the U.S. Department of the Treasury, in its sole discretion, under the terms of such financial assistance.

9. EVENTS RELATED TO AMERICAN INTERNATIONAL GROUP, INC.

In September 2008, AIG experienced a severe strain on its liquidity that resulted in AIG on September 22, 2008, entering into an $85 billion revolving credit facility and a guarantee and pledge agreement with the NY Fed. Pursuant to the credit facility agreement, on March 4, 2009, AIG issued 100,000 shares of Series C Perpetual, Convertible, Participating Preferred Stock, par

                               SEPARATE ACCOUNT A
                                       OF
                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

9. EVENTS RELATED TO AMERICAN INTERNATIONAL GROUP, INC. (CONTINUED)

value $5.00 per share and at an initial liquidation preference of $5.00 per share (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury. The Series C Preferred Stock is entitled to (i) participate in any dividends paid on the common stock with the payments attributable to the Series C Preferred Stock being approximately 79.9 percent of the aggregate dividends paid on AIG's common stock, treating the Series C Preferred Stock as if converted and (ii) vote with AIG's common stock on all matters submitted to AIG shareholders, and holds approximately 79.9 percent of the aggregate voting power of the common stock, treating the Series C Preferred Stock as if converted. The Series C Preferred Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates.

The credit facility obligations are guaranteed by certain AIG subsidiaries and the obligations are secured by a pledge of certain assets of AIG and its subsidiaries. The Company is not a guarantor of the credit facility obligations and it has not pledged any assets to secure those obligations.

On November 25, 2008, AIG entered into an agreement with the U.S. Department of the Treasury pursuant to which, among other things, AIG issued and sold to the U.S. Department of the Treasury, as part of the Troubled Assets Relief Program, $40 billion of Series D Fixed Rate Cumulative Perpetual Preferred Stock, par value $5.00 per share, (the "Series D Preferred Stock"), and a 10-year warrant to purchase 53,798,766 shares of common stock (the "Warrant"). The proceeds from the sale of the Series D Preferred Stock and the Warrant were used to repay borrowings under the credit facility and, in connection therewith, the maximum commitment amount under the credit facility agreement was reduced from $85 billion to $60 billion.

During the fourth quarter of 2008, AIG and certain of its subsidiaries entered into an agreement with the NY Fed in connection with the special purpose financing vehicle known as Maiden Lane III LLC. The Company was not a party to this agreement and this transaction did not affect the Company's financial condition, results of operations or cash flows.

On December 12, 2008, AIG, certain of AIG's wholly owned U.S. life insurance subsidiaries, and AIG Securities Lending Corp., another AIG subsidiary (the "AIG Agent"), entered into an agreement with Maiden Lane II LLC, a Delaware limited liability company whose sole member is the NY Fed ("ML II"). Pursuant to the agreement, the life insurance subsidiaries (including the Company) sold to ML II all of their undivided interests in a pool of $39.3 billion face amount of residential mortgage-backed securities ("RMBS") held by the AIG Agent, as agent of the life insurance subsidiaries, in connection with AIG's U.S. securities lending program. In exchange for the RMBS, the life insurance subsidiaries received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price. Additionally, the Company received an economic interest in ML II valued at (ASLAC: $14.9 million,
FSA: $31.7 million). As a result of these actions, the U.S. securities lending program, and the interim agreement entered into with the NY Fed whereby the NY Fed borrowed securities from AIG subsidiaries in exchange for cash collateral, were terminated. The Company was not a party to this agreement and this transaction did not affect the Company's financial condition, results of operations or cash flows.

In connection with the preparation of its annual report on Form 10-K for the year ended December 31, 2008, AIG management assessed whether AIG has the ability to continue as a going concern for the next twelve months. Based on the U.S. government's continuing commitment, the agreements in principle and the other expected transactions with the NY Fed and the U.S. Department of the Treasury, AIG management's plans to stabilize AIG's businesses and dispose of its non-core assets, and after consideration of the risks and uncertainties to such plans, AIG management believes that it will have adequate liquidity to finance and operate AIG's businesses, execute its asset disposition plan and repay its obligations during this period. It is possible that the actual outcome of one or more of AIG management's plans could be materially different, or that one or more of AIG management's significant judgments or estimates about the potential effects of these risks and uncertainties could prove to be materially incorrect. If one or more of these possible outcomes is realized, AIG may need additional U.S. government support to meet its obligations as they come due. If AIG is unable to meet its obligations as they come due, management does not currently anticipate this to have a material impact on the financial statements of the Separate Account.

Additional information on AIG is publicly available in its regulatory filings with the U.S. Securities and Exchange Commission.

                         AMERICAN HOME ASSURANCE COMPANY

                                NAIC CODE: 19380

                      STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                         AMERICAN HOME ASSURANCE COMPANY

                      STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                TABLE OF CONTENTS

   Report of Independent Auditors ............................................ 2

   Statements of Admitted Assets ............................................. 3

   Statements of Liabilities, Capital and Surplus ............................ 4

   Statements of Income and Changes in Capital and Surplus ................... 5

   Statements of Cash Flow ................................................... 6

   Notes to Statutory Basis Financial Statements ............................. 7

                         Report of Independent Auditors

To the Board of Directors and Shareholder of American Home Assurance Company:

We have audited the accompanying statutory statements of admitted assets and liabilities, capital and surplus of American Home Assurance Company (the Company) as of December 31, 2008 and 2007, and the related statutory statements of income and changes in capital and surplus, and of cash flow for each of the three years in the period ended December 31, 2008. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2008 and 2007, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2008.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2008 and 2007, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2008, on the basis of accounting described in Note 1 to the financial statements.

/s/ PricewaterhouseCoopers LLP

New York, NY
April 29, 2009

                         AMERICAN HOME ASSURANCE COMPANY

                          STATEMENTS OF ADMITTED ASSETS

                                 STATUTORY BASIS
                        AS OF DECEMBER 31, 2008 AND 2007
                                 (000's OMITTED)

-------------------------------------------------------------------------------------------------------------------------
As of December 31,                                                                                 2008           2007
-------------------------------------------------------------------------------------------------------------------------
Cash and invested assets:
   Bonds, at amortized cost (NAIC market value: 2008 - $13,162,193;
      2007 - $16,075,222) ...................................................................   $13,790,336   $15,843,721
   Stocks:
      Common stocks, at NAIC market value adjusted for non admitted assets
         (cost: 2008 - $1,278,987; 2007 - $1,556,742) .......................................     2,064,755     3,139,327
      Preferred stocks, primarily at NAIC market value (cost: 2008 - $277,589;
         2007 - $613,732) ...................................................................       255,675       613,732
   Other invested assets, primarily at equity (cost: 2008 - $1,505,810; 2007 - $1,458,240) ..     1,555,659     1,943,313
   Securities lending collateral ............................................................            --       279,774
   Short-term investments, at amortized cost (approximates NAIC market value) ...............       228,165       183,951
   Cash .....................................................................................       848,594       258,078
   Receivable for securities ................................................................         1,711            --
-------------------------------------------------------------------------------------------------------------------------
            Total cash and invested assets ..................................................    18,744,895    22,261,896
-------------------------------------------------------------------------------------------------------------------------
Investment income due and accrued ...........................................................       191,761       213,302
Agents' balances or uncollected premiums:
   Premiums in course of collection .........................................................       704,539       593,808
   Premiums and installments booked but deferred and not yet due ............................       408,671       892,935
   Accrued retrospective premiums ...........................................................     1,556,749     1,237,062
Amounts billed and receivable from high deductible policies .................................        23,162       159,393
Reinsurance recoverable on loss payments ....................................................       645,764       600,573
Funds held by or deposited with reinsurers ..................................................        12,327        11,118
Deposit accounting assets ...................................................................       530,085       751,468
Deposit accounting assets - funds held ......................................................        88,515        98,917
Federal and foreign income taxes recoverable from affiliates ................................       406,899       143,717
Net deferred tax assets .....................................................................       446,613       382,578
Equities in underwriting pools and associations .............................................       717,391     1,211,817
Receivable from parent, subsidiaries and affiliates .........................................       830,717       115,695
Other admitted assets .......................................................................        84,408       182,141
-------------------------------------------------------------------------------------------------------------------------
            Total admitted assets ...........................................................   $25,392,496   $28,856,420
=========================================================================================================================

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                 STATEMENTS OF LIABILITIES, CAPITAL AND SURPLUS

                                 STATUTORY BASIS
                        AS OF DECEMBER 31, 2008 AND 2007
                    (000's OMITTED EXCEPT SHARE INFORMATION)

---------------------------------------------------------------------------------------------------
As of December 31,                                                            2008          2007
---------------------------------------------------------------------------------------------------
                              Liabilities

Reserves for losses and loss adjustment expenses ......................   $13,268,600   $13,732,102
Unearned premium reserves .............................................     3,928,201     4,475,413
Commissions, premium taxes, and other expenses payable ................       311,636       234,495
Reinsurance payable on paid loss and loss adjustment expenses .........       481,915       263,917
Funds held by company under reinsurance treaties ......................       173,173       236,183
Provision for reinsurance .............................................        95,592       115,844
Ceded reinsurance premiums payable, net of ceding commissions .........       448,515       492,611
Retroactive reinsurance reserves - assumed ............................         6,984        30,486
Retroactive reinsurance reserves - ceded ..............................        (4,907)      (65,309)
Deposit accounting liabilities ........................................       188,303       189,511
Deposit accounting liabilities - funds held ...........................       484,067       695,928
Securities lending payable ............................................            --       304,398
Collateral deposit liability ..........................................       318,127       354,916
Payable to parent, subsidiaries and affiliates ........................        38,999       152,184
Other liabilities .....................................................       240,118       346,784
---------------------------------------------------------------------------------------------------
   Total liabilities ..................................................    19,979,323    21,559,463
---------------------------------------------------------------------------------------------------
                          Capital and Surplus

Common capital stock, $15.00 par value, 1,758,158 shares authorized,
   1,695,054 shares issued and outstanding ............................        25,426        25,426
Capital in excess of par value ........................................     3,739,388     2,941,471
Unassigned surplus ....................................................     1,646,043     4,280,727
Special surplus funds from retroactive reinsurance ....................         2,316        49,333
---------------------------------------------------------------------------------------------------
   Total capital and surplus ..........................................     5,413,173     7,296,957
---------------------------------------------------------------------------------------------------
   Total liabilities, capital, and surplus ............................   $25,392,496   $28,856,420
===================================================================================================

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

             STATEMENTS OF INCOME AND CHANGES IN CAPITAL AND SURPLUS

                                 STATUTORY BASIS
              FOR THE YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006
                                 (000's OMITTED)

-----------------------------------------------------------------------------------------------------------------
For the years ended December 31,                                                2008         2007         2006
-----------------------------------------------------------------------------------------------------------------
                           Statements of Income
                           --------------------

Underwriting income:
   Premiums earned ......................................................   $ 7,393,221   $7,703,016   $7,700,011
-----------------------------------------------------------------------------------------------------------------
Underwriting deductions:
   Losses incurred ......................................................     4,800,023    4,444,636    4,606,481
   Loss adjustment expenses incurred ....................................       742,400      840,801      803,517
   Other underwriting expenses incurred .................................     1,846,019    1,864,547    1,825,815
-----------------------------------------------------------------------------------------------------------------
Total underwriting deductions ...........................................     7,388,442    7,149,984    7,235,813
-----------------------------------------------------------------------------------------------------------------
Net underwriting income .................................................         4,779      553,032      464,198
-----------------------------------------------------------------------------------------------------------------
Investment income:
   Net investment income earned .........................................       912,331    1,019,018      702,426
   Net realized capital gains/(loss) (net of capital gains taxes:
      2008 - ($270,995); 2007 - $29,141; 2006 - $29,092) ................      (671,273)     117,037       61,624
-----------------------------------------------------------------------------------------------------------------
Net investment gain .....................................................       241,058    1,136,055      764,050
-----------------------------------------------------------------------------------------------------------------
Net loss from agents' or premium balances charged-off ...................       (48,507)     (85,724)     (49,762)
Finance and service charges not included in premium .....................        15,008       16,449       14,287
Other income ............................................................       384,065       76,290       49,691
-----------------------------------------------------------------------------------------------------------------
Income after capital gains taxes and before federal income taxes ........       596,403    1,696,102    1,242,464
Federal income tax expense ..............................................       235,238      348,359      263,263
-----------------------------------------------------------------------------------------------------------------
         Net income .....................................................   $   361,165   $1,347,743   $  979,201
=================================================================================================================
                      Changes in Capital and Surplus
                      ------------------------------

Capital and surplus, as of December 31, previous year ...................   $ 7,296,957   $6,211,853   $5,049,651
   Adjustment to beginning surplus ......................................           935      (56,532)      55,538
-----------------------------------------------------------------------------------------------------------------
Capital and surplus, as of January 1, ...................................     7,297,892    6,155,321    5,105,189
-----------------------------------------------------------------------------------------------------------------
Changes in capital and surplus:
   Net income ...........................................................       361,165    1,347,743      979,201
   Change in net unrealized capital gains (net of capital gains taxes:
      2008 - ($94,517); 2007 - $131,952; 2006 - $121,173) ...............    (1,194,450)    (103,183)     119,660
   Change in net deferred income tax ....................................       (40,420)     (73,791)     (13,270)
   Change in non-admitted assets ........................................        47,173      184,885      (80,352)
   Change in provision for reinsurance ..................................        20,252       12,980       81,328
   Paid in capital and surplus ..........................................       856,617      161,945           --
   Dividends to stockholder ................,............................    (1,582,633)    (615,000)          --
   Other surplus adjustments ............................................        (6,013)      (1,572)       1,268
   Foreign exchange translation .........................................      (346,410)     227,629       18,829
-----------------------------------------------------------------------------------------------------------------
         Total changes in capital and surplus ...........................    (1,884,719)   1,141,636    1,106,664
-----------------------------------------------------------------------------------------------------------------
Capital and surplus, as of December 31, .................................   $ 5,413,173   $7,296,957   $6,211,853
=================================================================================================================

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                             STATEMENTS OF CASH FLOW

                                 STATUTORY BASIS
              FOR THE YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006
                                 (000's OMITTED)

-------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,                                        2008           2007          2006
-------------------------------------------------------------------------------------------------------------
                        Cash From Operations
                        --------------------

Premiums collected, net of reinsurance ............................  $ 6,928,614   $ 7,948,658   $ 6,433,712
Net investment income .............................................      975,968     1,058,334       787,413
Miscellaneous (expense) income ....................................      349,699         7,137        75,317
-------------------------------------------------------------------------------------------------------------
   Sub-total ......................................................    8,254,281     9,014,129     7,296,442
-------------------------------------------------------------------------------------------------------------
Benefit and loss related payments .................................    5,083,511     3,805,525     3,520,205
Commission and other expense paid .................................    2,518,097     2,470,003     2,401,959
Dividends paid to policyholders ...................................          108           123         1,344
Federal and foreign income taxes paid (recovered) .................      190,586       330,784      (438,538)
-------------------------------------------------------------------------------------------------------------
   Net cash provided from operations ..............................      461,979     2,407,694     1,811,472
-------------------------------------------------------------------------------------------------------------
                       Cash From Investments
                      ----------------------

Proceeds from investments sold, matured, or repaid
   Bonds ..........................................................    7,091,835     4,926,616     5,231,792
   Stocks .........................................................    2,999,022     3,450,014     3,211,715
   Other ..........................................................      468,262       269,849     1,646,730
-------------------------------------------------------------------------------------------------------------
      Total proceeds from investments sold, matured, or repaid ....   10,559,119     8,646,479    10,090,237
-------------------------------------------------------------------------------------------------------------
Cost of investments acquired
   Bonds ..........................................................    5,302,577     5,748,239    10,488,316
   Stocks .........................................................    2,918,679     3,296,552     3,180,130
   Other ..........................................................      227,385       772,178       350,752
-------------------------------------------------------------------------------------------------------------
      Total cost of investments acquired ..........................    8,448,641     9,816,969    14,019,198
-------------------------------------------------------------------------------------------------------------
      Net cash provided by (used in) investing activities .........    2,110,478    (1,170,490)   (3,928,961)
-------------------------------------------------------------------------------------------------------------
   Cash From Financing and Miscellaneous Sources
Capital and surplus paid-in .......................................      691,898            --     1,326,780
Borrowed funds ....................................................     (304,398)      101,075            --
Dividends to stockholder ..........................................   (1,582,633)     (615,000)           --
Intercompany receivable and payable, net ..........................   (1,798,258)      (26,540)      342,735
Net deposit on deposit-type contracts and other insurance .........       36,501        71,282       262,411
Equities in underwriting pools and associations ...................      507,442      (360,841)     (184,691)
Collateral deposit liability ......................................      (36,789)     (258,127)      107,288
Other .............................................................      548,510        (4,145)      438,392
-------------------------------------------------------------------------------------------------------------
   Net cash (used in) provided from financing activities ..........   (1,937,727)   (1,092,296)    2,292,915
-------------------------------------------------------------------------------------------------------------
   Effect of exchange rate changes on cash ........................           --         3,329           338
   Net change in cash and short-term investments ..................      634,730       148,237       175,764
Cash and short-term investments:
   Beginning of year ..............................................      442,029       293,792       118,028
-------------------------------------------------------------------------------------------------------------
   End of year ....................................................  $ 1,076,759   $   442,029   $   293,792
=============================================================================================================

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING
--------------------------------------------------------------------------------
POLICIES
--------

A.   Organization
     ------------

     American Home Assurance Company (AHAC or the Company) is a direct wholly-owned subsidiary of AIG Commercial Insurance Group, Inc. (AIGCIG), a Delaware corporation, which is in turn owned by AIU Holdings, Inc., a Delaware corporation (formerly AIG Property Casualty Group, Inc.). The Company's ultimate parent is American International Group, Inc. (the Ultimate Parent or AIG). See Notes 13 and 14 for information about recent developments regarding AIG and AIU Holdings, Inc.

     The Company writes substantially all lines of property and casualty insurance with an emphasis on U.S. commercial business. In addition to writing substantially all classes of business insurance, including large commercial or industrial property insurance, excess liability, inland marine, environmental, workers' compensation and excess and umbrella coverages, the Company offers many specialized forms of insurance such as aviation, accident and health, equipment breakdown, directors and officers liability, difference in conditions, kidnap-ransom, export credit and political risk, and various types of errors and omissions coverages. Through AIG's risk management operation, the Company provides insurance and risk management programs to large corporate customers and through AIG's risk finance operation, the Company provides its customized structured products.

     The accompanying financial statements include the Company's U.S. operation and its Japan branch. The operations for the Company's Canadian branch are included for 2007 and 2006. See Note 5 for additional information on the Canadian Branch.

     The Company accepts business mainly from insurance brokers, enabling selection of specialized markets and retention of underwriting control. Any licensed insurance broker is able to submit business to the Company, but such broker has no authority to commit the Company to accept risk. In addition, the Company utilizes certain managing general agents and third party administrators for policy issuance and administration, underwriting, and claims adjustment services.

     The Company has significant transactions with AIG and affiliates. In addition, the Company participates in an inter-company pooling agreement with certain affiliated companies (see Note 5).

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

B.   Summary of Significant Statutory Basis Accounting Policies
     ----------------------------------------------------------
     Prescribed or Permitted Statutory Accounting Practices:

     The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York (NY SAP).

     The Insurance Department of the State of New York recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the New York Insurance Law. The National Association of Insurance Commissioners Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed practices by the State of New York. The Superintendent of the New York Insurance Department (the Superintendent) has the right to permit other specific practices that deviate from prescribed practices.

     The New York State Insurance Department has adopted certain accounting practices that differ from those set forth in NAIC SAP; specifically the prescribed practices of (1) allowing the discounting of workers compensation loss reserves on a non-tabular basis; under NAIC SAP, non-tabular discounting of reserves is not permitted; and (2) New York State Insurance Department Regulation 20 (Regulation 20) allows certain offsets to the provision for reinsurance that are not permitted under NAIC SAP.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed and permitted by NY SAP is shown below:

     -------------------------------------------------------------------------------------
     December 31,                                        2008         2007          2006
     --------------------------------------------------------------------------------------
     Net income, NY SAP ...........................  $  361,165   $1,347,743   $   979,201
     State prescribed practices - (deduction):
        Non-tabular discounting ...................     (71,999)     (21,301)      (21,866)
     -------------------------------------------------------------------------------------
     Net income, NAIC SAP .........................  $  289,166   $1,326,442   $   957,335
     =====================================================================================
     Statutory surplus, NY SAP ....................  $5,413,173   $7,296,957   $ 6,211,853
     State prescribed or permitted practices -
        (charge):
        Non-tabular discounting ...................    (327,771)    (255,772)     (234,471)
        Credits for reinsurance ...................    (365,018)    (468,227)     (539,907)
        SSAP 48/SSAP 97 ...........................          --      (30,616)     (535,157)
     -------------------------------------------------------------------------------------
     Statutory surplus, NAIC SAP ..................  $4,720,384   $6,572,958   $ 4,902,318
     =====================================================================================

     In 2008, the Commissioner granted a permitted practice to the member companies of American International Underwriters Overseas Association (AIUOA or the Association) allowing the valuation of AIG UK Holdings based on the audit of American International Group (AIG or the Ultimate parent). As of December 31, 2008, the value of AIG UK Holdings was $28,383. The Company's interest in AIG UK Holdings results from its 11% participation in the Association. All non-underwriting assets and liabilities of AIUOA have been reported by the Company under the caption Equities in Underwriting Pools and Associations.

     In 2007 the foreign property and casualty division of AIG announced the restructuring of its United Kingdom (UK) general insurance operations designed to simplify the organization, provide an enhanced regulatory and legal platform and improve transparency and efficiency. In December 2007, New Hampshire Insurance Company transferred substantially all of the business written by its United Kingdom branch (the UK Branch) to AIG UK Ltd., a UK affiliate formerly known as Landmark Insurance Company Limited. This transfer was accomplished pursuant to an application made to the High Court of Justice in England and Wales for an order under Part VII of the Financial Services and Markets Act 2000 of the UK. The results of the UK branch had been previously reported through the Company's participation in AIUOA (See Note 5). AIUOA reports on a fiscal year ending on November 30th. Although the Company's fiscal year ends on December 31st, the Company's annual financial statements have historically and consistently reported the results of its participation in AIUOA based on AIUOA's fiscal year close of November 30th. In order to achieve consistency in its financial reporting, the Company, with the permission of the New York and Pennsylvania Insurance Departments, recorded the effects of this transaction in its 2008 statutory financial statements.

     The use of all the aforementioned prescribed and permitted practices has not adversely affected the Company's ability to comply with the NAIC's risk based capital and surplus requirements for the 2008, 2007 and 2006 reporting periods.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     Statutory Accounting Practices and Generally Accepted Accounting
     ----------------------------------------------------------------
     Principles:
     -----------

     NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (GAAP). NAIC SAP and NY SAP vary in certain respects from GAAP. A description of certain of these accounting differences is set forth below:

     Under GAAP:
     -----------

     a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are deferred and amortized over the periods covered by the underlying policies or reinsurance agreements;

     b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance, are restored to surplus;

     c. The equity in earnings of affiliates with ownership between 20.0% and 50.0% is included in net income, and investments in subsidiaries with greater than 50.0% ownership are consolidated;

     d.   Estimated undeclared dividends to policyholders are accrued;

     e. The reserves for losses and loss adjustment expenses (LAE) and unearned premium reserves are presented gross of ceded reinsurance by establishing a reinsurance asset;

     f. Debt and equity securities deemed to be available-for-sale and trading securities are reported at fair value. The difference between cost and fair value of securities available-for-sale is reflected net of related deferred income tax, as a separate component of accumulated other comprehensive income in shareholder's equity. For trading securities, the difference between cost and fair value is included in income, while securities held to maturity are valued at amortized cost;

     g. Direct written premium contracts that do not have sufficient risk transfer are treated as deposit accounting liabilities;

     h. Insurance and reinsurance contracts recorded as retroactive retain insurance accounting treatment if they pass the risk transfer test. If risk transfer is not met, no insurance accounting treatment is permitted. All income is then recognized based upon either the interest or recovery method; and

     i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. The provision for deferred income taxes is reported in the statement of income.

     Under NAIC SAP:
     ---------------

     a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are immediately expensed;

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are charged directly to surplus;

     c. Subsidiaries are not consolidated. The equity in earnings of affiliates is included in unrealized appreciation/(depreciation) of investments which is reported directly in surplus. Dividends are reported as investment income;

     d.   Declared dividends to policyholders are accrued;

     e. The reserves for losses and LAE and unearned premium reserves are presented net of ceded reinsurance;

     f. NAIC investment grade debt securities are reported at amortized cost, while NAIC non-investment grade debt securities (NAIC rated 3 to 6) are reported at lower of cost or market;

     g. Direct written premium contracts are reported as insurance as long as policies are issued in accordance with insurance requirements;

     h. Insurance and reinsurance contracts deemed to be retroactive receive special accounting treatment. Gains or losses are recognized in the statement of income and surplus is segregated by the ceding entity to the extent of gains realized; and

     i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. Changes in deferred income taxes are charged directly to surplus and have no impact on statutory earnings. The admissibility of deferred tax assets is limited by statutory guidance.

     The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

     Significant Statutory Accounting Practices:
     -------------------------------------------

     A summary of the Company's significant statutory accounting practices are as follows:

     Use of Estimates: The preparation of financial statements in conformity with NY SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. On an ongoing basis, the Company evaluates all of its estimates and assumptions. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from management's estimates. The significant estimates were used for loss and loss adjustment expenses, certain reinsurance balances, admissibility of deferred taxes, allowance for doubtful accounts and the carrying value of certain investments.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     Invested Assets: The Company's invested assets are accounted for as follows:

     . Short-term Investments: The Company considers all highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase to be short-term investments. Short-term investments are carried at amortized cost which approximates market value (as designated by the NAIC Securities Valuation Office).

     . Bonds: Bonds with an NAIC designation of 1 and 2 are carried at amortized cost using the scientific method. Bonds with an NAIC designation of 3 to 6 are carried at the lower of amortized cost or market value. If a bond is determined to have an other-than-temporary decline in value the cost basis is written-down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains/(Loss) as a realized loss.

          In periods subsequent to the recognition of an other-than-temporary impairment loss for fixed maturity securities, the Company accretes the discount or amortizes the premium over the remaining life of the security based on the amount and timing of future estimated cash flows.

          Mortgage-backed securities are carried at amortized cost and generally are more likely to be prepaid than other fixed maturities. As of December 31, 2008 and 2007, the market value of the Company's mortgage-backed securities approximated $188,891 and $505,415, respectively. Mortgage-backed securities include prepayment assumptions used at the purchase date and valuation changes caused by changes in estimated cash flow and are valued using the retrospective method. Prepayment assumptions were obtained from third party vendors.

     . Common and Preferred Stocks: Unaffiliated common stocks are carried principally at market value. Perpetual preferred stocks with an NAIC rating of P1 or P2 are carried at market value. Redeemable preferred stocks with an NAIC rating of RP1 or RP2 that are subject to a 100.0% mandatory sinking fund or paid in-kind are carried at amortized cost. All below investment grade, NAIC 3 to 6 preferred stocks, are carried at the lower of amortized cost or market values.

          Investments in affiliates for which the Company's ownership interest (including ownership interest of the Ultimate Parent and its subsidiaries) is less than 85.0% and whose securities are traded on a major exchange are included in common stock at the quoted market value less a discount as prescribed by NAIC SAP (discounted market value approach), with the exception of Transatlantic Holdings, Inc. (TransRe), as more fully discussed below. The average discount rate for such investments was 11.5% and 21.0% as of December 31, 2008 and 2007, respectively. In 2008, the Company received approval from the Insurance Department of the State of New York to account for its investment in Trans Re based on the equity method in accordance

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

          with US GAAP financial statements and certain adjustments indicated by the NAIC Statements of Statutory Accounting Principles (SSAP) No. 97, entitled Investments in SCA Entities, (SSAP 97). Prior to 2008, TransRe was accounted for based on the discounted market value approach in accordance with paragraph 8(a) of SSAP 97. The impact to surplus due to this change in methodology was approximately $265,000. All other investments in affiliates are included in common stocks based on the net worth of the entity.

     . Other Invested Assets: Other invested assets consist primarily of investments in joint ventures and partnerships. Joint ventures and partnership investments are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains or losses. For investments in joint ventures and partnerships that are determined to have an other-than-temporary decline in value, the cost basis is written-down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains/(Loss) as a realized loss.

     . Derivatives: Foreign exchange forward contracts are derivatives whereby the Company agrees to exchange a specific amount of one currency for the specific amount of another currency at a date in the future. Foreign exchange contracts are entered into in order to manage exposure to changes in the foreign exchange rates related to long-term foreign denominated bonds held by the Company. The contracts are usually one to three months in duration and are marked to market every month using publicly obtained foreign exchange rates. When the contract expires, realized gains and losses are recorded in investment income.

          Options purchased are included in Other Invested Assets on the Company's Statements of Admitted Assets. Options are carried at market value. Options written are reported in Other Liabilities on the Statements of Liabilities, Capital and Surplus. Realized gains or losses on the sales of options are determined on the basis of specific identification and are included in income.

          Futures are exchange contracts whereby the Company agrees to buy a specific amount of an underlying security (usually an equity index) at a specific price in the future. Throughout the term of the contract, the change in the underlying security's price in the future is calculated each business day, and the gain or loss is transferred in cash to or from the counterparty. When the future position is closed out or expires, a final payment is made. The daily mark-to-market payments are accounted for as realized gains or losses.

          Any change in unrealized gains or losses on derivatives purchased or written are credited or charged to unassigned surplus. The Company does not use hedge accounting for its derivatives.

     . Net Investment Gain (Losses): Net investment gains (losses) consist of net investment income earned and realized gains or losses from the disposition or impairment of investments. Net investment income earned includes accrued interest, accrued dividends and distributions from partnerships and joint ventures. Investment income is recorded as earned. Realized gains or losses on the disposition of investments are determined on the basis of the specific identification.

          Investment income due and accrued is assessed for collectability. The Company writes off investment income due and accrued when it is probable that the amount is uncollectible by recording a charge against investment income in the period such determination is made. Any amounts over 90 days past due which have not been written-off are non-admitted by the Company. As of December 31, 2008 and 2007, no investment

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

          income due and accrued was determined to be uncollectible or non-admitted.

     . Unrealized Gains (Losses): Unrealized gains (losses) on all stocks, bonds carried at market values, joint ventures, partnerships, derivatives, and foreign currency translation are credited or charged to unassigned surplus.

     Other Than Temporary Impairment:
     --------------------------------

     The Company regularly evaluates its investments for other-than-temporary impairments (OTTI) in value. The determination that a security has incurred an other-than-temporary impairment in value and the amount of any loss recognition requires the judgment of the Company's management and a continual review of its investment portfolio.

     The Company's policy for determining other-than-temporary-impairments has been established in accordance with prescribed SAP guidance, including SSAP Nos. 26, 30, 32, 43, and INT 06-07.

     For bonds, other than loan backed and structured securities, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the contractual terms in effect at the acquisition date of the debt security. For loan backed and structured securities, an OTTI shall be considered to have occurred if the undiscounted future cash flows are less than the book value of the security. In general, a security is considered a candidate for other-than-temporary impairment if it meets any of the following criteria:

          . Trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time (nine consecutive months or longer); or

          . The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation, (ii) the issuer seeking protection from creditors under the bankruptcy law as or any similar laws intended for court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

          . The Company may not realize a full recovery on its investment, irrespective of the occurrence of one of the foregoing events.

     Common and preferred stock investments whose market value is less than its book value for a period greater than twelve months is considered a candidate for other-than-temporary impairment. Once a candidate for impairment has been identified, the investment must be analyzed to determine if any impairment would be considered other than temporary. Factors include:

          .    The Company may not realize a full recovery on its investment ;

          .    Fundamental credit issues of the issuer;

          . Any other qualitative/quantitative factors that would indicate that an other than temporary impairment has occurred.

     Limited partnership investments whose market value is less than its book value for a period greater than twelve months is considered a candidate for other-than-temporary impairment. Once a candidate for impairment has been identified, the investment must be analyzed to determine if any impairment would be considered other than

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     temporary. Factors to consider include:

          . An order of liquidation or other fundamental credit issues with the partnership;

          . Evaluation of the cash flow activity between the Company and the partnership or fund during the year;

          . Evaluation of the current stage of the life cycle of the investment;

          . An intent to sell the investment prior to the recovery of cost of the investment;

          . Any other qualitative/quantitative factors that would indicate that an other than temporary impairment has occurred.

     If the analysis indicates that an other then temporary impairment has taken place, the investment is written down to fair value per as defined in the glossary to the NAIC Accounting Practices and Procedures Manual, which would become the new cost basis. The amount of the write down is to be accounted for as a realized loss. This realized loss impact to Surplus will be offset by a corresponding reduction to unrealized losses.

     Revenue Recognition: Direct written premiums are primarily earned on a pro-rata basis over the terms of the policies to which they relate. Accordingly, unearned premiums represent the portion of premiums written which is applicable to the unexpired terms of policies in force. Ceded premiums are amortized into income over the contract period in proportion to the protection received.

     Premium estimates for retrospectively rated policies are recognized within the periods in which the related losses are incurred. In accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 66, entitled Retrospectively Rated Contracts, the Company estimates accrued retrospectively rated premium adjustments using the application of historical ratios of retrospective rated premium development. The Company records accrued retrospectively rated premiums as an adjustment to earned premiums. The Company establishes nonadmitted assets for 100% of amounts recoverable where any agent's balance or uncollected premium has been classified as nonadmitted and thereafter for 10% of any amounts recoverable not offset by retrospective return premiums or collateral. In connection therewith, as of December 31, 2008 and 2007, accrued premiums related to the Company's retrospectively rated contracts amounted to $1,556,749 and $1,237,062, respectively, net of non-admitted premium balances of $72,597 and $52,913, respectively.

     Net written premiums that were subject to retrospective rating features were as follows:

     ---------------------------------------------------------------------------------------------------
     For the years ended December 31,                                      2008       2007       2006
     ---------------------------------------------------------------------------------------------------
     Net written premiums subject to retrospectively rated premiums ..   $648,672   $ 811,018   $684,635
     Percentage of total net written premiums ........................        9.5%       10.6%       8.7%
     ---------------------------------------------------------------------------------------------------

     Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date. In accordance with SSAP No. 53, entitled Property and Casualty Contracts - Premiums (SSAP 53), the Company records the audit premium estimates as an adjustment to

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     written premium, and earns these premiums immediately. For premium estimates that result in a return of premium to the policyholder, the Company immediately reduces earned premiums. When the premium exceeds the amount of collateral held, a non-admitted asset (equivalent to 10.0% of this excess amount) is recorded.

     In accordance with SSAP 53, the Company reviews its ultimate losses with respect to its premium reserves. A liability is established if the premium reserves are not sufficient to cover the ultimate loss projection and associated acquisition expenses. Investment income is not considered in the calculation.

     For certain lines of business for which an insurance policy is issued on a claims-made basis, the Company offers to its insureds the option to purchase an extended reporting endorsement which permits the extended reporting of insured events after the termination of the claims-made contract. Extended reporting endorsements modify the discovery period of the underlying contract and can be for a defined period (e.g., six months, one year, five years) or an indefinite period. For defined reporting periods, premiums are earned over the term of the fixed period. For indefinite reporting periods, premiums are fully earned and loss and LAE liabilities associated with the unreported claims are recognized immediately.

     Reinsurance: Ceded premiums, commissions, expense reimbursements and reserves related to ceded business are accounted for on a basis consistent with that used in accounting for the original contracts issued and the terms of the reinsurance contract. Ceded premiums have been reported as a reduction of premium earned. Amounts applicable to ceded reinsurance for unearned premium reserves, and reserves for losses and LAE have been reported as a reduction of these items, and expense allowances received in connection with ceded reinsurance are accounted for as a reduction of the related acquisition cost.

     Retroactive Reinsurance: Retroactive reinsurance reserves are shown separately in the balance sheet. Gains or losses are recognized in the statement of income. Surplus gains are reported as segregated unassigned surplus until the actual retroactive reinsurance recovered exceeds the consideration paid.

     Deposit Accounting: Assumed and ceded reinsurance contracts which the Company determines do not transfer a sufficient amount of insurance risk are recorded as deposit accounting transactions. In accordance with SSAP 62 and SSAP No. 75, entitled Reinsurance Deposit Accounting An Amendment to SSAP No. 62, Property and Casualty Reinsurance, the Company records the net consideration paid or received as a deposit asset or liability, respectively. The deposit asset is reported as admitted if i) the assuming company is licensed, credited or qualified by the Insurance Department of the State of New York; or ii) the collateral (i.e.: funds withheld, letters of credit or trusts) meets all the requirements of the Insurance Department of the State of New York. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and expected future payments with a corresponding credit or charge to other gain in the statement of income.

     High Deductible Policies: In accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 65, entitled Property and Casualty Contracts, the Company establishes loss reserves for high deductible policies net of deductibles (or reserve credits). As of December 31, 2008 and 2007, the amount of reserve credits recorded for high deductibles on unpaid claims amounted to $3,613,086 and $3,620,497, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     The Company establishes a non-admitted asset for 10 percent of paid loss recoverables, on high deductible policies, in excess of collateral held on an individual insured basis, or for 100 percent of paid loss recoverables where no collateral is held. As of December 31, 2008 and 2007, the amount billed and recoverable on paid claims was $64,016 and $179,109, respectively, of which $40,854 and $19,716, respectively, were non-admitted. Additionally, the Company establishes an allowance for doubtful accounts for such paid loss recoverables in excess of collateral and after non-admitted assets, and does not recognize reserve credits where paid loss credits are deemed by the Company to be uncollectible.

     Foreign Property Casualty Business: As agreed with the Company's domiciliary state, the Company will continue to follow the current presentation practices relating to its foreign branches and participation in the business of AIUOA. See Note 5 for a description of the AIUOA pooling agreement and related financial statement presentation.

     Commissions and Underwriting Expenses: Commissions, premium taxes, and certain underwriting expenses related to premiums written are charged to income at the time the premiums are written and are included in Other Underwriting Expenses Incurred. In accordance with SSAP 62, the Company records a liability for reinsurance ceding commissions recorded in excess of acquisition costs in Other Liabilities. The liability is earned over the terms of the underlying policies.

     Reserves for Losses and LAE: The reserves for losses and LAE, including IBNR losses, are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are continually reviewed and updated, and any resulting adjustments are recorded in the current period. Accordingly, losses and LAE are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

     The Company discounts its loss reserves on workers' compensation claims.

     The calculation of the Company's tabular discount is based upon the 1979-81 Decennial Mortality Table, and applying a 3.5% interest rate. Loss reserves and LAE reserves (net of reinsurance) subject to the tabular discounting were $2,263,861 and $2,014,235, as of December 31, 2008 and 2007,
     respectively. As of December 31, 2008 and 2007, the Company's tabular discount amounted to $263,886 and $285,969, respectively, all of which were applied against the Company's case reserves.

     The calculation of the Company's non-tabular discount is based upon the Company's own payout pattern and a 5.0% interest rate as prescribed by the New York State Insurance Department. Loss and LAE reserves (net of reinsurance) subject to the non-tabular discounting were $2,263,861 and $2,014,235 as of December 31, 2008 and 2007, respectively. As of December 31, 2008 and 2007, the Company's non-tabular discount amounted to $327,771 and $255,772, respectively, all of which were applied against the Company's case reserves.

     Foreign Exchange: Assets and liabilities denominated in foreign currencies are translated at the rate of exchange in effect at the close of the reporting period. Revenues, expenses, gains, losses and surplus adjustments are translated using weighted average exchange rates. Unrealized gains and losses from translating balances from

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     foreign currency into United States currency are recorded as adjustments to surplus. Realized gains and losses resulting from foreign currency transactions are included in income in Other Income.

     Statutory Basis Reserves: Certain required statutory basis reserves, principally the provision for reinsurance, are charged to surplus and reflected as a liability of the Company.

     Policyholders' Dividends: Dividends to policyholders are charged to income as declared.

     Capital and Surplus: Common capital stock and capital in excess of par value represents amounts received by the Company in exchange for shares issued. The common capital stock represents the number of shares issued multiplied by par value per share. Capital in excess of par value represents the value received by the Company in excess of the par value per share.

     Non-Admitted Assets: Certain assets, principally electronic data processing
     (EDP) equipment, software, leasehold improvements, certain overdue agents' balances, accrued retrospective premiums, certain deposit accounting assets that do not meet all the State of New York requirements, prepaid expenses, certain deferred taxes that exceed statutory guidance and unsupported current taxes are designated as non-admitted assets and are directly charged to Unassigned Surplus. EDP equipment primarily consists of non-operating software and is depreciated over its useful life, generally not exceeding 5 years. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement. In connection therewith, for the years ended December 31, 2008 and 2007, depreciation and amortization expense amounted to $25,260 and $24,539, and accumulated depreciation as of December 31, 2008 and 2007 amounted to $141,379 and $137,278, respectively.

     Reclassifications: Certain balances contained in the 2007 and 2006 financial statements have been reclassified to conform to the current year's presentation.

NOTE 2 - ACCOUNTING ADJUSTMENTS TO STATUTORY BASIS FINANCIAL STATEMENTS
-----------------------------------------------------------------------

During 2008, 2007 and 2006, the Company dedicated significant effort to the resolution of weaknesses in internal controls. As a result of these remediation efforts, management concluded that adjustments should be made to the assets, liabilities, and surplus to policyholders as reported in the Company's 2007, 2006 and 2005 annual statements. The corrections of these adjustments resulted in an after tax statutory credits (charges) of $935, $(56,532) and $55,538 as of January 1, 2008, 2007 and 2006 respectively.

In accordance with SSAP No. 3 entitled Accounting Changes and Correction of Errors, these adjustments have been reported as an adjustment to unassigned surplus as of January 1, 2008, 2007 and 2006.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

The impact of these adjustments on policyholder surplus as of January 1, 2008, 2007 and 2006 is as follows:

---------------------------------------------------------------------------
                                                              Policyholders
                                                                 Surplus
---------------------------------------------------------------------------
Balance at December 31, 2007 ...............................   $7,296,957
Adjustments to beginning Capital and Surplus:
   Asset realization .......................................       (9,156)
   Liability correction ....................................       15,525
   Federal income taxes, net of capital adjustments of
      $58,700 ..............................................       (5,434)
---------------------------------------------------------------------------
      Total adjustments to beginning Capital and Surplus ...          935
---------------------------------------------------------------------------
Balance at January 1, 2008, as adjusted ....................   $7,297,892
===========================================================================

---------------------------------------------------------------------------
                                                              Policyholders
                                                                 Surplus
---------------------------------------------------------------------------
Balance at December 31, 2006 ...............................   $6,211,853
Adjustments to beginning Capital and Surplus:
   Federal income taxes ....................................      (79,156)
   Goodwill ................................................        2,146
   Asset admissibility .....................................        5,841
   Expense recognition .....................................       14,637
---------------------------------------------------------------------------
      Total adjustments to beginning Capital and Surplus ...      (56,532)
---------------------------------------------------------------------------
Balance at January 1, 2007, as adjusted ....................   $6,155,321
===========================================================================

---------------------------------------------------------------------------
                                                              Policyholders
                                                                 Surplus
---------------------------------------------------------------------------
Balance at December 31, 2005 ...............................    $5,049,651
Adjustments to beginning Capital and Surplus:
   Asset admissibility .....................................        (3,482)
   Foreign translation adjustment ..........................       102,290
   Federal income taxes ....................................       (43,270)
---------------------------------------------------------------------------
      Total adjustments to beginning Capital and Surplus ...        55,538
---------------------------------------------------------------------------
Balance at January 1, 2006, as adjusted ....................    $5,105,189
===========================================================================

An explanation for each of the adjustments for prior period corrections is described below:

Asset realization: The Company identified that a commuted retroactive ceded reinsurance reserve asset should have been written-off in a prior year.

Liability correction: The Company determined that certain inter company balances relating to American Home's Japan Branch were unsupported.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

Asset admissibility: The Company determined that certain receivables for high deductible policies and other assets should have been non-admitted.

Federal income taxes (current and deferred): The change in federal income tax expense is primarily related to (i) the appropriate characterization as a settlement of an intercompany balance impacting unassigned surplus rather than a capital contribution with no impact to total capital and surplus; (ii) an increase in provisions for potential tax exposures; and (iii) corrections to the deferred income tax inventory and the current tax receivable. Certain corrections to gross deferred tax assets were non-admitted by the Company resulting in no impact in the table above (see Note 9).

Foreign translation adjustment: The Company determined that certain adjustments were required relating to the translation of balances for the Company's Canadian branch.

Goodwill: Correction of the amortization of goodwill.

Expense recognition: The Company determined that certain revisions to commissions expense related to certain accident and health contracts were needed.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

NOTE 3 - INVESTMENTS
--------------------

Statutory Fair Value of Financial Instruments:
----------------------------------------------

The following table presents the carrying amount and statutory fair values of the Company's financial instruments as of December 31, 2008 and 2007.

                                                      2008                      2007*
----------------------------------------------------------------------------------------------
                                              Carrying    Statutory     Carrying    Statutory
                                               Amount     Fair Value     Amount     Fair Value
----------------------------------------------------------------------------------------------
Assets:
   Bonds ................................  $13,790,336  $13,162,193  $15,843,721  $16,075,222
      Common stocks .....................    2,064,755    2,064,755    3,139,327    3,529,455
      Preferred stocks ..................      255,675      250,025      613,732      610,622
      Other invested assets .............    1,555,659    1,555,659    1,943,313    1,943,313
      Securities lending collateral .....           --           --      279,774      279,774
      Cash and short-term investments ...    1,076,759    1,076,759      442,029      442,029
      Receivable for securities .........        1,711        1,711           --           --
      Equities in underwriting pools and
         associations ...................      717,391      717,391    1,211,817    1,211,817
Liabilities:
      Securities lending payable ........  $        --  $        --  $   304,398  $   304,398
      Collateral deposit liability ......      318,127      318,127      354,916      354,916
      Payable for securities ............           --           --        3,331        3,331
----------------------------------------------------------------------------------------------

The methods and assumptions used in estimating the statutory fair values of financial instruments are as follows:

     . The statutory fair values of bonds, unaffiliated common stocks and preferred stocks are based on NAIC market value for 2007. During 2008, the NAIC adopted new reporting requirements for fair value such that insurers are no longer required to use the value derived from the Securities Valuation Office (SVO). Instead, the Company is required to obtain fair values that reliably reflect the price at which a security would sell in an arms length transaction between a willing buyer and seller. As such, sources of valuation include third party pricing sources, stock exchange, broker or custodian or SVO.

     . The statutory fair values of affiliated common stock are based on the underlying equity of the respective entity's financial statements, except for publicly traded affiliates (other than Trans *Re for 2008, as discussed in Note 1) which are based on quoted market values.

     . Other invested assets include primarily partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements.

--------------------
* For 2007, the NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     . The carrying value of all other financial instruments approximates fair value.

The amortized cost and market values of the Company's bond investments as of December 31, 2008 and 2007 are outlined in the table below:*

----------------------------------------------------------------------------------------------------------------------------
                                                                                         Gross        Gross
                                                                          Amortized    Unrealized   Unrealized      Market
                                                                            Cost         Gains        Losses        Value
----------------------------------------------------------------------------------------------------------------------------
As of December 31, 2008
   U.S. governments ..................................................   $   342,814    $ 17,532     $    857    $   359,489
   All other governments .............................................       237,743       5,372           71        243,044
   States, territories and possessions ...............................     2,477,551      62,833       65,735      2,474,649
   Political subdivisions of states, territories and possessions .....     2,937,737      51,776       68,565      2,920,948
   Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and their
      political subdivisions .........................................     6,841,572      81,971      442,673      6,480,870
   Public utilities ..................................................        37,551         490           --         38,041
   Industrial and miscellaneous ......................................       915,368       4,936      275,152        645,152
----------------------------------------------------------------------------------------------------------------------------
         Total bonds, as of December 31, 2008 ........................   $13,790,336    $224,910     $853,053    $13,162,193
============================================================================================================================
As of December 31, 2007*
   U.S. governments ..................................................   $   331,397    $  9,847     $    114    $   341,130
   All other governments .............................................       843,820      13,464          248        857,036
   States, territories and possessions ...............................     2,729,603      53,167        2,240      2,780,530
   Political subdivisions of states, territories and possessions .....     3,320,639      66,000        1,435      3,385,204
   Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and their
      political subdivisions .........................................     6,935,227     118,715       23,268      7,030,674
   Public utilities ..................................................        79,320         948           66         80,202
   Industrial and miscellaneous ......................................     1,603,715       7,578       10,847      1,600,446
----------------------------------------------------------------------------------------------------------------------------
         Total bonds, as of December 31, 2007 ........................   $15,843,721    $269,719     $ 38,218    $16,075,222
============================================================================================================================

--------------------
* For 2007, the NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

The amortized cost and market values of bonds at December 31, 2008, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

-----------------------------------------------------------------------------
                                                    Amortized
                                                       Cost      Market Value
-----------------------------------------------------------------------------
   Due in one year or less .....................   $    63,952   $    64,171
   Due after one year through five years .......       914,058       928,312
   Due after five years through ten years ......     2,831,197     2,902,404
   Due after ten years .........................     9,527,950     9,078,415
   Mortgaged-backed securities .................       453,179       188,891
-----------------------------------------------------------------------------
   Total bonds .................................   $13,790,336   $13,162,193
=============================================================================

Proceeds from sales and gross realized gains and gross realized losses were as follows:

For the years ended December 31,                      2008                     2007                      2006
-----------------------------------------------------------------------------------------------------------------------
                                                           Equity                    Equity                    Equity
                                              Bonds      Securities      Bonds     Securities       Bonds    Securities
-----------------------------------------------------------------------------------------------------------------------
     Proceeds from sales ................   $6,117,426   $2,755,122   $4,142,868   $2,980,634   $4,370,165   $3,151,915
     Gross realized gains ...............       80,829      255,843       83,609      191,600        6,407      222,465
     Gross realized losses ..............      125,139      487,333       17,451      151,981       21,502      105,248
-----------------------------------------------------------------------------------------------------------------------

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

The cost or amortized cost and market value of the Company's common and preferred stocks as of December 31, 2008 and 2007 are set forth in the table below:

                                                       December 31, 2008
------------------------------------------------------------------------------------------------------
                           Cost or      Gross        Gross
                          Amortized   Unrealized   Unrealized     Market     Non-Admitted    Carrying
                            Cost        Gains        Losses        Value         Asset         Value
------------------------------------------------------------------------------------------------------
Common stocks:
--------------
   Affiliated ........   $  494,547   $  981,812    $130,781    $1,345,578        $--       $1,345,578
   Non-affiliated ....      784,440       86,171     151,434       719,177         --          719,177
------------------------------------------------------------------------------------------------------
      Total ..........   $1,278,987   $1,067,983    $282,215    $2,064,755        $--       $2,064,755
======================================================================================================
Preferred stocks:
-----------------
   Affiliated ........   $       --   $       --    $     --    $       --        $--       $       --
   Non-affiliated ....      277,589        4,940      32,504       250,025         --          255,675
------------------------------------------------------------------------------------------------------
      Total ..........   $  277,589   $    4,940    $ 32,504    $  250,025        $--       $  255,675
======================================================================================================

                                                       December 31, 2007*
------------------------------------------------------------------------------------------------------
                           Cost or      Gross        Gross
                          Amortized   Unrealized   Unrealized     Market     Non-Admitted    Carrying
                            Cost        Gains        Losses        Value         Asset         Value
------------------------------------------------------------------------------------------------------
Common stocks:
--------------
   Affiliated ........   $  498,958   $1,447,794    $138,650    $1,808,102        $2,310    $1,805,792
   Non-affiliated ....    1,057,784      331,241      55,490     1,333,535            --     1,333,535
------------------------------------------------------------------------------------------------------
      Total ..........   $1,556,742   $1,779,035    $194,140    $3,141,637        $2,310    $3,139,327
======================================================================================================
Preferred stocks:
-----------------
   Affiliated ........   $       --   $       --    $     --    $       --        $   --    $       --
   Non-affiliated ....      613,732           --       3,110       610,622            --       613,732
------------------------------------------------------------------------------------------------------
      Total ..........   $  613,732   $       --    $  3,110    $  610,622        $   --    $  613,732
======================================================================================================

As of December 31, 2008 and 2007, the Company held derivative investments of $0 and ($289), respectively.

--------------------
* For 2007, the NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

The fair market value together with the aging of the gross pre-tax unrealized losses with respect to the Company's bonds and stocks as of December 31, 2008 and 2007 is set forth in the table below:

                                                 12 Months or Less       Greater than 12 Months            Total
-------------------------------------------------------------------------------------------------------------------------
                                                  Fair     Unrealized       Fair     Unrealized      Fair      Unrealized
Description of Securities                        Value       Losses        Value       Losses        Value       Losses
-------------------------------------------------------------------------------------------------------------------------
As of December 31, 2008:
------------------------
   U. S. governments ......................   $   70,176    $    857    $       --    $     --    $   70,176   $      857
   All other governments ..................        3,084          71            --          --         3,084           71
   States, territories and possessions ....      889,564      53,490       107,537      12,245       997,101       65,735
   Political subdivisions of states,
      territories and possessions .........    1,701,805      61,935       109,475       6,630     1,811,280       68,565
   Special revenue ........................    3,548,004     235,961       883,394     206,712     4,431,398      442,673
   Public utilities .......................           --          --            --          --            --           --
   Industrial and miscellaneous ...........      320,499     218,513       102,964      56,639       423,463      275,152
-------------------------------------------------------------------------------------------------------------------------
   Total bonds ............................    6,533,132     570,827     1,203,370     282,226     7,736,502      853,053
-------------------------------------------------------------------------------------------------------------------------
   Affiliated .............................           --         408       129,959     130,373       129,959      130,781
   Non-affiliated .........................      382,359     142,256         8,227       9,178       390,586      151,434
-------------------------------------------------------------------------------------------------------------------------
   Common stock ...........................      382,359     142,664       138,186     139,551       520,545      282,215
-------------------------------------------------------------------------------------------------------------------------
   Preferred stock ........................      156,447      23,647        13,360       8,857       169,807       32,504
-------------------------------------------------------------------------------------------------------------------------
   Total stocks ...........................      538,806     166,311       151,546     148,408       690,352      314,719
-------------------------------------------------------------------------------------------------------------------------
   Total bonds and stocks .................   $7,071,938    $737,138    $1,354,916    $430,634    $8,426,854   $1,167,772
=========================================================================================================================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

                                                          12 Months or Less    Greater than 12 Months           Total
-----------------------------------------------------------------------------------------------------------------------------
                                                          Fair     Unrealized    Fair      Unrealized     Fair     Unrealized
Description of Securities                                 Value      Losses      Value       Losses       Value      Losses
-----------------------------------------------------------------------------------------------------------------------------
As of December 31, 2007:
------------------------
   U. S. governments ................................  $   12,878    $    98    $    406    $     16      $13,284   $    114
   All other governments ............................      13,210        151      24,004          97       37,214        248
   States, territories and possessions ..............     191,194      1,574      57,650         666      248,844      2,240
   Political subdivisions of states, territories and
      possessions ...................................     241,561      1,435          69          --      241,630      1,435
   Special revenue ..................................   1,313,469     23,258       4,269          10    1,317,738     23,268
   Public utilities .................................       1,786          1      11,762          65       13,548         66
   Industrial and miscellaneous .....................     719,728     10,065      99,735         782      819,463     10,847
-----------------------------------------------------------------------------------------------------------------------------
   Total bonds ......................................   2,493,826     36,582     197,895       1,636    2,691,721     38,218
-----------------------------------------------------------------------------------------------------------------------------
   Affiliated .......................................       9,991      2,813     110,276     135,837      120,267    138,650
   Non-affiliated ...................................     426,898     55,490          --          --      426,898     55,490
-----------------------------------------------------------------------------------------------------------------------------
   Common stock .....................................     436,889     58,303     110,276     135,837      547,165    194,140
-----------------------------------------------------------------------------------------------------------------------------
   Preferred Stock ..................................      15,904      3,110          --          --       15,904      3,110
-----------------------------------------------------------------------------------------------------------------------------
   Total stocks .....................................     452,793     61,413     110,276     135,837      563,069    197,250
-----------------------------------------------------------------------------------------------------------------------------
   Total bonds and stocks ...........................  $2,946,619    $97,995    $308,171    $137,473   $3,254,790   $235,468
=============================================================================================================================

As of December 31, 2008 and 2007, the Company does not intend to sell these investments.

The Company reported write-downs on its bond investments due to an other-than-temporary decline in fair value of $12,134, $14,097 and $776 in 2008, 2007 and 2006, respectively and reported write-downs on its common and preferred stock investments due to an other-than-temporary decline in fair value of $454,457, $16,271 and $17,934 during 2008, 2007 and 2006, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

During 2008, 2007 and 2006, the Company reported the following write-downs on its joint venture and partnership investments due to an other-than-temporary decline in fair value:

    ------------------------------------------------------------------------
    For the years ended December 31,                    2008    2007   2006
    ------------------------------------------------------------------------
    Valueact Capital Partners ........................ $2,270 $    -- $   --
    Spencer Capital Opportunity Fund LLP .............  1,213      --     --
    JC Flowers .......................................     --   6,017     --
    Electra European Fund ll .........................     --   2,619     --
    ATV VI ...........................................     --   1,604     --
    TH Lee Putnam ....................................     --   1,000     --
    Morgan Stanley III ...............................     --   1,032     --
    Gresham Global Investment Fund ll K4 .............     --      --  2,559
    Items less than $1.0 million .....................  2,380   1,820  1,051
    ------------------------------------------------------------------------
       Total ......................................... $5,863 $14,092 $3,610
    ========================================================================

The Company was party to a Securities Agency Lending Agreement (Agreement) with AIG Global Securities Lending Corporation (AIGGSLC), a Delaware registered company which terminated on March 26, 2009. As of July 31, 2008, the Company instructed AIGGSLC not to enter into any new transactions on its behalf. As a result, the Company had no loaned securities as of December 31, 2008. As of December 31, 2007, securities with a market value of $298,033 were on loan.

Securities borrowers provided cash collateral in an amount in excess of the fair value of the securities loaned. AIGGSLC monitored the daily fair value of loaned securities relative to the collateral fair value. Additional collateral was obtained as necessary to ensure that collateral was maintained at a minimum of 102% for domestic transactions and 105% for cross-border transactions of the value of the securities loaned. The collateral was not available for the general use of the Company (restricted) and the securities lending transactions were accounted for as secured borrowings as required by SSAP No. 91.

Pursuant to the Agreement, AIGGSLC maintained responsibility for the reinvestment and control of such collateral. Declines in the fair value of the reinvested collateral at December 31, 2007, to the extent that such declines resulted in collateral less than 102% of the fair value of the securities loaned for domestic transactions and 105% of the fair value of the securities loaned for cross-border transactions, have been reported as a non-admitted asset in the financial statements presented herein.

In response to the potential lack of liquidity for certain reinvested collateral, the Company's ultimate parent, AIG, agreed to make the Company whole for any pretax realized losses due to sales of reinvested collateral during the period August 1, 2007 through August 1, 2008. During 2008 and 2007, the Company received funds of $898 and $1,945, respectively, from AIG. These funds have been reported as capital contributions in the financial statements presented herein.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

Securities carried at an amortized cost of $1,066,438 and $2,973,267 were deposited with regulatory authorities as required by law as of December 31, 2008 and 2007, respectively.

During 2008, 2007 and 2006, included in Net Investment Income Earned were investment expenses of $8,439, $9,607 and $7,329, respectively and interest expense of $27,739, $99,036 and $98,741, respectively.

The Company reported hybrid securities totaling $117,650 and $127,153 as of December 31, 2008 and 2007, respectively.

Effective January 1, 2008, the Company adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), which specifies measurement and disclosure standards related to asset and liabilities measured at fair value. The Company measures at fair value on a recurring basis certain bonds (specifically, bonds with NAIC ratings of 3 or lower where market is less than amortized cost), common and preferred stocks.

The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of pricing observability. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments traded in other-than-active markets or that do not have quoted prices have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. An active market is one in which transactions for the asset or liability being valued occur with sufficient frequency and volume to provide pricing information on an ongoing basis. An other-than-active market is one in which there are few transactions, the prices are not current, price quotations vary substantially either over time or among market makers, or in which little information is released publicly for the asset or liability being valued. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and general market conditions.

Fair Value Hierarchy

SFAS 157 defines three "levels" based on observability of inputs available in the marketplace used to measure the fair values. Such levels are:

     . Level 1: Fair value measurements that are quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities.

     . Level 2: Fair value measurements, based on inputs other than quoted prices included in Level 1 that are observable for the asset liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable at commonly quoted intervals.

     . Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability.

Bonds, Common Stocks, Preferred Stocks

The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company uses market values for common stocks, preferred stocks and bonds with NAIC ratings of 3 or below where market value is less than amortized cost. When market values are not available,

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

market values are obtained from third party pricing sources.

The following table presents information about financial instruments carried at fair value on a recurring basis and indicates the level of the fair value measurement on the levels of the inputs used:

--------------------------------------------------------------------------------
                                          Level 1   Level 2  Level 3     Total
--------------------------------------------------------------------------------
Bonds .................................  $     --  $ 11,310  $44,055  $   55,365
Common stocks .........................   857,376       371    8,660     866,407
Preferred stocks ......................       739   233,074       --     233,813
--------------------------------------------------------------------------------
Total .................................  $858,115  $244,755  $52,715  $1,155,585
================================================================================

The following table presents changes during 2008 in Level 3 financial instruments measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in income during 2008 related to the Level 3 financial instruments that remained in the balance sheet at December 31, 2008.

The Company initially estimates the fair value of investments in joint ventures and limited partnerships (predominately private limited partnerships and certain hedge funds) by reference to transaction price. Subsequently, the Company obtains the fair value of these investments generally from net asset value information provided by the general partner or manager of the investments, the financial statements of which are audited annually. The Company considers observable market data and performs diligence procedures in validating the appropriateness of using the net asset value as a fair value measurement.

---------------------------------------------------------------------------------------------------------------------------
                                       Net Realized and
                                  Unrealized Gains (Losses)     Unrealized
                      Balance     Included in Net Investment  Gains (Losses)  Purchases, Sales,                 Balance at
                    Beginning of      Income and Realized       Included in       Issuances,     Transfers In  December 31,
                        Year        Capital Gains (Losses)        Surplus     Settlements, Net      (Out)          2008
---------------------------------------------------------------------------------------------------------------------------
Bonds                  $47,498              $(155)               $(13,034)         $(2,843)         $12,589       $44,055
Common stocks           13,295                 60                  (5,957)           1,262               --         8,660
---------------------------------------------------------------------------------------------------------------------------
Total                  $60,793              $ (95)               $(18,991)         $(1,581)         $12,589       $52,715
===========================================================================================================================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

The Company also measures the fair value of certain assets such as joint ventures and limited partnerships included in other invested assets on a non-recurring basis when events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. Assets measured at fair value on a non-recurring basis on which impairment charges were recorded were as follows:

--------------------------------------------------------------------------------
                                               Level 1  Level 2  Level 3   Total
--------------------------------------------------------------------------------
Other invested assets                            $--     $3,483   $2,380  $5,863
--------------------------------------------------------------------------------
Total                                            $--     $3,483   $2,380  $5,863
================================================================================

NOTE 4 - RESERVES FOR LOSSES AND LAE
------------------------------------

A reconciliation of the Company's reserves for losses and LAE as of December 31, 2008, 2007 and 2006 is set forth in the table below:

-----------------------------------------------------------------------------------------
                                                       2008         2007         2006
-----------------------------------------------------------------------------------------
Reserves for losses and LAE, beginning of year ... $13,732,102  $12,754,581  $11,620,078
Incurred losses and LAE related to:
   Current accident year .........................   5,573,146    5,366,376    5,343,020
   Prior accident years ..........................     (30,723)     (80,939)      66,978
-----------------------------------------------------------------------------------------
       Total incurred losses and LAE .............   5,542,423    5,285,437    5,409,998
-----------------------------------------------------------------------------------------
Paid losses and LAE related to:
   Current accident year .........................  (1,689,045)  (1,436,644)  (1,265,788)
   Prior accident years ..........................  (4,316,880)  (2,871,272)  (3,009,707)
-----------------------------------------------------------------------------------------
       Total paid losses and LAE .................  (6,005,925)  (4,307,916)  (4,275,495)
-----------------------------------------------------------------------------------------
Reserves for losses and LAE, as of December 31, .. $13,268,600  $13,732,102  $12,754,581
=========================================================================================

For all three years the Company experienced minor loss and LAE reserve development for prior years, including accretion of loss reserve discount. For 2008 and 2007, the Company experienced minor beneficial loss and LAE reserve development for prior years, including accretion of loss reserve discount, while for 2006, it experienced minor adverse development on the same basis. For 2008, favorable on D&O and other classes of business offset adverse development on the Company's excess casualty business. The adverse development on excess casualty was primarily related to accident years 2003 and prior. In 2007, there was adverse development related to accident years 2003 and prior, offset by favorable development from accident years 2004 through 2006. The favorable developments for accident years 2004 through 2006 were spread across many classes of business. The adverse development from accident years 2003 and prior related primarily to the Company's excess casualty and primary workers compensation classes of business. For 2006, the adverse loss and LAE reserve development primarily related to claims and accident years 2002 and prior, largely relating to asbestos and to accretion of workers compensation discount.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

In calendar year 2008, there were two transactions that resulted in a significant increase in paid loss with a corresponding decrease in loss reserves. These transactions were the result of the Canadian Branch novation (see Note 5E) and the Foreign Operations restructuring (see Note 5F). The total calendar year paid as a result of these events were approximately $331,200 and $306,000 for the Canada novation and Foreign Operations restructuring, respectively. These payments are spread over many accident years and resulted in modest beneficial development of about $21,600. In addition, accident year 2008 had $108,000 of paid loss in calendar year 2008 from one credit excess of loss assumed treaty. There will be no additional impact from this treaty as the full limits of the treaty have been paid.

As of December 31, 2008, 2007 and 2006, the Company's reserves for losses and LAE have been reduced by anticipated salvage and subrogation of $178,706, $199,953 and $198,524, respectively.

As of December 31, 2008, 2007 and 2006, the Company's reserves for losses and LAE have been reduced by credits for reinsurance recoverable of $5,340,598, $5,987,568 and $6,322,799, respectively (exclusive of inter-company pooling).

NOTE 5 - RELATED PARTY TRANSACTIONS
-----------------------------------

A.   National Union Inter-company Pooling Agreement
     ----------------------------------------------

     The Company, as well as certain other insurance affiliates, is a party to an inter-company reinsurance pooling agreement. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business except business from foreign branches (excluding Canada) to National Union Fire Insurance Company of Pittsburgh, PA (National Union), the lead pooling participant. In turn, each pooling participant receives from National Union their percentage share of the pooled business.

     In connection therewith, the Company's share of the pool is 36.0%. Accordingly, premiums earned, losses and LAE incurred, and other underwriting expenses, as well as related assets and liabilities, in the accompanying financial statements emanate from the Company's percentage participation in the pool.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     A list of all pooling participants and their respective participation percentages is set forth in the table below:

---------------------------------------------------------------------------------------
                                                                NAIC Co.  Participation
Member Company                                                    Code       Percent
---------------------------------------------------------------------------------------
National Union Fire Insurance Company of Pittsburgh, PA ......    19445       38.0%
American Home Assurance Company ..............................    19380       36.0%
Commerce and Industry Insurance Company (C&I) ................    19410       11.0%
New Hampshire Insurance Company (NHIC) .......................    23841        5.0%
The Insurance Company of the State of Pennsylvania (ISOP) ....    19429        5.0%
AIG Casualty Company  (AIG Casualty) .........................    19402        5.0%
American International South Insurance Company ...............    40258        0.0%
Granite State Insurance Company ..............................    23809        0.0%
Illinois National Insurance Company ..........................    23817        0.0%
=======================================================================================

     American International Pacific Insurance Company (AIP) terminated its zero percentage participation in the National Union Inter-Company Pooling Agreement (the Commercial Pool) effective July 1, 2007. Commercial risks ceded to the Commercial Pool by AIP prior to its exit will remain in that pool until their natural expiry. AIP's cessions of personal lines risks to the Commercial Pool were commuted and 100% ceded to AIG's Personal Lines Pool, which AIP joined effective July 1, 2007, also with a zero percentage participation.

     Effective January 1, 2008 AIU Insurance Company's (AIUI) percentage in the Commercial Pool was reduced from 1% to 0% and C&I's fixed participation was revised retroactively to 11% from 10%. Cessions from AIUI to the Commercial Pool will be run off. AIUI was relieved of any and all corresponding liabilities related to its 1% participation.

B.   American International Underwriters Overseas Association Pooling
     ----------------------------------------------------------------
     Arrangement
     -----------

     AIG formed AIUOA, a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. A list of all members in AIUOA and their respective participation percentages is set forth in the table below:

---------------------------------------------------------------------------------------
                                                                NAIC Co.  Participation
Member Company                                                    Code       Percent
---------------------------------------------------------------------------------------
American International Underwriters Overseas, Limited                --       67.0%
New Hampshire Insurance Company                                   23841       12.0%
National Union Fire Insurance Company of Pittsburgh, PA           19445       11.0%
American Home Assurance Company                                   19380       10.0%
=======================================================================================

     In exchange for membership in AIUOA at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     members. The legal ownership and insurance licenses of these international branches remain in the name of NHIC, National Union, and the Company.

     At the time of forming the AIUOA, the member companies entered into an open-ended reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the AIUOA. As discussed in Note 1, the Company continues to follow the current practices relating to its foreign branches and participation in the business of AIUOA by recording: (a) its net (after pooling) liability on such business as direct writings in its statutory financial statements, rather than recording gross direct writings with reinsurance cessions to the other pool members; (b) its corresponding balance sheet position, excluding loss reserves, unearned premium reserves, funds withheld, reinsurance recoverable, ceded balances payable and retroactive reinsurance as a net equity interest in Equities in Underwriting Pools and Associations; and (c) loss reserves, unearned premium reserves, funds withheld, reinsurance recoverable, ceded balances payable and retroactive reinsurance are recorded on a gross basis. As of December 31, 2008 and 2007, the Company's interest in the AIUOA amounted to $717,391 and $1,211,817, respectively, gross of the following amounts, after consideration of the National Union inter-company pooling agreement.

     ----------------------------------------------------------------------------
     As of December 31,                                         2008      2007
     ----------------------------------------------------------------------------
     Loss and LAE reserves .................................. $548,564  $876,280
     Unearned premium reserves ..............................  240,933   355,239
     Funds held .............................................   15,031    23,885
     Ceded balances payable .................................   75,043   103,406
     Reinsurance recoverable ................................   26,961    39,825
     Retroactive reinsurance ................................      132      (967)
     ----------------------------------------------------------------------------

     Additionally, the Company holds 3.2% of the issued share capital of AIG Europe S.A. As of December 31, 2008 and 2007, the Company's interest in AIG Europe S.A. amounted to $22,706 and $29,541, respectively.

C.   Guarantee Arrangements
     ----------------------

     The Company has issued guarantees whereby the Company unconditionally and irrevocably guarantees all present and future obligations and liabilities of any kind arising from the policies of insurance issued by the guaranteed companies in exchange for an annual guarantee fee. The Company would be required to perform under the guarantee agreements in events or circumstances (including bankruptcy, reorganization and similar proceedings) whereby the guaranteed companies fail to make payments under the policies of insurance (including guaranteed investment contracts and funding agreements) they have issued. The guarantees will remain in effect until terminated by the Company. The Company has the unilateral right to terminate the guarantees effective thirty (30) days after publication of a notice to terminate in the Wall Street Journal.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     The guarantees are not expected to have a material effect upon the Company's surplus as the guaranteed companies have admitted assets in excess of policyholder liabilities. The Company believes that the likelihood of a payment under any of the guarantees is remote. These guarantees are provided to maintain the guaranteed company's rating status issued by certain rating agencies. In the event of termination of a guarantee, obligations in effect or contracted for on the date of termination would remain covered until extinguished.

     The Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the place and stead of the Company.

     The guarantees that were in effect as of December 31, 2008 are included in the table below:

------------------------------------------------------------------------------------------------------------------
                                                   Date    Policyholder's    Invested    Estimated  Policyholder's
Guaranteed Company                                Issued     Obligations      Assets        Loss        Surplus
------------------------------------------------------------------------------------------------------------------
AIG Advantage Insurance Company .....            12/15/97   $     71,132   $     55,314     $ --      $    20,234
AIG Edison Life Insurance Company ...            09/15/98     10,278,874     21,445,440       --          867,930
AIG Europe S.A. .....................  **        03/02/98      3,698,191      1,392,128       --        1,155,646
AIG Europe (Netherlands) N.V. .......  **        11/01/02        928,580        208,689       --          151,077
AIG Hawaii Insurance Company, Inc. ..            11/05/97        115,009        126,973       --           64,104
AIG Mexico Seguros Interamericana,
   S.A. de C.V. .....................  **        12/15/97        240,778         79,903       --           54,206
AIG SunAmerica Life Assurance
   Company ..........................  *   +     01/04/99      4,007,084      5,123,191       --        1,271,231
AIG UK Limited (formerly Landmark
   Insurance Company, Ltd (UK)) .....  *   ++    03/02/98      4,103,222      3,644,199       --        1,884,267
American General Life Insurance
   Company ..........................      +     03/03/03     28,280,889     30,981,124       --        2,687,622
American General Life and Accident
   Insurance Company ................            03/03/03      8,384,964      8,746,322       --          563,502
American International Insurance
   Company ..........................            11/05/97        388,207        638,065       --          373,703
American International Insurance
   Company of California, Inc. ......            12/15/97        262,991         62,765       --           20,943
American International Insurance
   Company of New Jersey ............            12/15/97         78,923         53,879       --           29,978
First SunAmerica Life Insurance
   Company ..........................  *   ++++  01/04/99      6,340,269      6,760,887       --          544,171
Lloyd's Syndicate  1414 .............  **  +++   12/15/04        933,249        932,605       --          155,935
SunAmerica Life Insurance Company ...  *   +     01/04/99     17,705,063     23,953,249       --        4,653,124
The United States Life Insurance
   Company of the City of NY ........            03/03/03      4,350,106      4,768,153       --          351,266
The Variable Annuity Life
   Insurance Company ................      +     03/03/03     30,541,269     33,521,468       --        2,415,366
------------------------------------------------------------------------------------------------------------------
Total ...............................                       $120,708,800   $142,494,354     $ --      $17,264,305
==================================================================================================================

--------------------
*    The guaranteed company is also backed by a support agreement issued by AIG.
**   Policyholders' surplus is based on local GAAP financial statements.
+ This guarantee was terminated as to policies written after December 29, 2006.
++ This guarantee was terminated as to policies written after November 30, 2007.
+++ Guarantees issued on December 15, 2004 and January 20, 2005 were terminated on October 31, 2007. Guarantee issued on November 1, 2002 is still in effect.
++++ This guarantee was terminated on January 31 2008.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

The Company does not believe that the events of AIG discussed in Notes 13 and 14 will increase the likelihood that the guarantees will be materially impacted.

D.   Investments in Affiliates

     As of December 31, 2008 and 2007, the Company's common stock investments with its affiliates together with the related change in unrealized appreciation were as follows. The 2008 and 2007 balances are net of $0 and $2,310 respectively of non-admitted balances.

------------------------------------------------------------------------------------------------------------
                                                                         Carrying Value at
                                                 Ownership  Actual Cost     December 31,    Change in Equity
Affiliated Common Stock Investments               Percent       2008            2008              2008
------------------------------------------------------------------------------------------------------------
21st Century Insurance Group ..................     16.4%     $238,948       $  117,912        $   9,946
AIG Hawaii Insurance Company, Inc. ............    100.0%       10,000           64,060             (687)
AIG Mexico Industrial, L.L.C. .................     49.0%        8,725            8,783             (176)
AIG Non Life Holding Company (Japan), Inc. ....    100.0%      124,477          127,779         (117,378)
American International Insurance Company ......      0.0%           --               --          (91,791)
American International Realty Corporation .....     31.5%       37,771           50,537              114
Eastgreen, Inc. ...............................     13.8%       12,804            9,964              (27)
Fuji Fire and Marine Insurance Company ........      2.8%       22,309           19,451           19,451
Pine Street Real Estate Holdings Corporation ..     31.5%        5,445            2,083            2,083
Transatlantic Holdings, Inc. ..................     33.2%       34,068          945,009         (281,749)
------------------------------------------------------------------------------------------------------------
Total common stocks - affiliates ..............               $494,547       $1,345,578        $(460,214)
============================================================================================================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                            Carrying Value at
                                                    Ownership  Actual Cost     December 31,    Change in Equity
Affiliated Common Stock Investments                  Percent       2007            2007              2007
---------------------------------------------------------------------------------------------------------------
21st Century Insurance Group .....................     16.3%     $240,668       $  107,966       $ (84,630)
AIG Hawaii Insurance Company, Inc. ...............    100.0%       10,000           64,747          (4,865)
AIG Mexico Industrial, L.L.C. ....................     49.0%        8,725            8,959           6,517
AIG Non Life Holding Company (Japan), Inc. .......    100.0%      124,477          245,157        (155,861)
American International Insurance Company .........     25.0%       25,000           91,791           2,334
American International Realty Corporation ........     31.5%       37,771           50,423           6,379
Eastgreen, Inc. ..................................     13.4%       12,804            9,991          (4,231)
American International Life Assurance Company ....      0.0%           --               --        (157,619)
Pine Street Real Estate Holdings Corporation .....     31.5%        5,445               --          (2,816)(a)
AIG Claim Service, Inc. ..........................      0.0%           --               --         (46,675)
Transatlantic Holdings, Inc. .....................     33.3%       34,068        1,226,758         178,435
---------------------------------------------------------------------------------------------------------------
Total common stocks - affiliates .................               $498,958       $1,805,792       $(263,032)
===============================================================================================================

--------------------
(a)  Balance not admitted

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     Investments in affiliates are included in common stocks based on the net worth of the entity except for publicly traded affiliates which are based on quoted market values, less a discount as prescribed by NAIC SAP (see
     Note 2).

     The remaining equity interest in these investments, except for Transatlantic Holdings, Inc. and Fuji Fire and Marine Insurance Company, are owned by other affiliated companies, which are wholly-owned by the Ultimate Parent.

     On June 30, 2008, the Company paid a dividend to its parent, AIGCIG, equal to its 25% interest in American International Insurance Company (AIIC) in the amount of $90,813. This transaction resulted in a realized gain of $65,813. This transaction was designed to simplify the organization and provide an enhanced regulatory and legal platform. See Note 14, Subsequent Events for further information regarding AIIC.

     On May 15, 2007, the Company's Ultimate Parent entered into a definitive merger agreement with 21st Century Insurance Group (21st Century) to acquire the outstanding 39.3% publicly held shares of 21st Century for $22.00 per share in cash. On that date, the Ultimate Parent and its subsidiaries owned approximately 60.7% of the outstanding shares of 21st Century, including approximately 16.3% of the outstanding shares that are owned by the Company. On September 27, 2007, the Company's Ultimate Parent completed the merger, the Ultimate Parent and its subsidiaries owned 100% of 21st Century and 21st Century requested that the New York Stock Exchange delist its shares. On December 31, 2007, the Ultimate Parent contributed its 39.3% interest in 21st Century Insurance Group to certain of its other subsidiaries. The Company's ownership percentage did not change. Under applicable statutory accounting principles, the Company's carrying value of its investment in 21st Century was revalued from quoted market value less a discount to a statutory net worth basis, resulting in a decrease of approximately $115,610 to the Company's June 30, 2007 policyholder's surplus.

     The Company has ownership interests in certain affiliated real estate holding companies. From time to time, the Company may own investments in partnerships across various other AIG affiliated entities with a combined percentage greater than 10.0%. As of December 31, 2008 and 2007, the Company's total investments in partnerships with affiliated entities where AIG's interest was greater than 10.0% amounted to $959,265 and $1,368,930, respectively.

E.   American Home Canadian Branch Novation

     Effective November 1, 2008, the American Home Canadian Branch entered into an assumption reinsurance and asset purchase agreement with AIG Commercial Insurance Company of Canada (AIGCIC) under which the existing and inforce policies of insurance issued by the Branch were novated to AIGCIC. Subsequent to the transfer, the Branch ceased operations and is in the process of being dissolved. The transaction has been accounted for at fair value in accordance with NAIC Statement of Statutory Accounting Principles
     (SSAP) No. 25, entitled Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties (SSAP 25) as it qualifies as an "economic transaction". The fair value of the liabilities assumed by AIGCIC are approximately $2,146,053. In connection with AIGCIC's assumption of such liabilities, the Branch transferred assets at fair value that, in total, equal the obligations assumed by AIGCIC less a balance representing intangible assets of approximately $75,693 which are being deferred and will be amortized over a 10 year period and netted within the Company's other assets. The release of the liabilities and the transfer of the investments to AIGCIC by

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     the Branch have been accounted for in the Company's Statement of Cash Flows as benefit and loss related payments of $331,200 and proceeds from investments sold, matured or repaid, respectively, resulting in these cash flow line items increasing by $1,225,013. The following table summarizes the pre-tax gain recognized by the Company as a result of this transaction:

     ------------------------------------------------------------------------------
     Description                                                            Amount
     ------------------------------------------------------------------------------
     Loss from investments included in realized capital gains/losses ..   $(210,868)
     Underwriting gain ................................................      13,762
     Other income (ceding commission) .................................      14,276
     Gain relating to foreign exchange included in other income .......     371,741
     ------------------------------------------------------------------------------
     Net pre-tax gain .................................................   $ 188,911
     ==============================================================================

     In relation to and prior to this transaction, AIG Commercial Insurance Group, Inc. (AIGCIG) contributed capital to AIGCIC in the amount of approximately $964,000. AIGCIG obtained such funding via dividends paid by the following entities:

     ---------------------------------------------------------------------------
     Company                                                           Dividend
     ---------------------------------------------------------------------------
     National Union ..............................................    $ 299,000
     American Home Assurance Company .............................      170,000
     C&I .........................................................      103,000
     ISOP ........................................................      122,000
     AIG Casualty ................................................      103,000
     NHIC ........................................................      167,000

     During the fourth quarter of 2008 and subsequent to this transaction, the Branch repatriated its remaining net assets of $921,000 to the Company. The Company subsequently utilized $691,000 of this repatriated amount to pay a dividend to AIGCIG of $691,000. Subsequently, AIGCIG contributed such funds to the following entities in consideration for the dividends paid to originally fund the transaction:

     ------------------------------------------------------------------------------------
     Company                                                         Capital Contribution
     ------------------------------------------------------------------------------------
     National Union ..............................................         $ 299,000
     ISOP ........................................................           122,000
     AIG Casualty ................................................           103,000
     NHIC ........................................................           167,000

F.   FOREIGN OPERATIONS RESTRUCTURING
     --------------------------------

     UK Restructure & Part VII

     In 2007 the foreign property and casualty division of AIG initiated the restructuring of its United Kingdom (UK)

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     general insurance operations designed to simplify the organization and provide an enhanced regulatory and legal platform for its future growth and improve transparency and efficiency. This restructuring was completed in a series of transactions involving the corporate entity structure and other business transfer transactions. The corporate entity structure transactions effectively amended the legal ownership of the companies operating in the UK while the business transactions involved the transfer of business previously written by the UK branch of New Hampshire Insurance Company (the UK Branch) to its UK insurance company.

     Amended Corporate Structure

     In 2007, to support the legal realignment of its UK operations, AIUO Ltd incorporated the intermediate holding companies AIG UK Holding Limited, AIG UK Financing Company Limited, and AIG UK Sub Holdings Limited. On November 26, 2007, AIUO Ltd transferred the shares of its wholly owned subsidiary, Landmark Insurance Company Ltd (Landmark) to AIU UK Holdings (UK Holdings) in return for share capital of UK Holdings. Landmark was then renamed AIG UK Ltd and its holding was cascaded down to AIG UK Financing Company Limited and on to AIG UK Sub Holding Company Limited in share for share exchanges on November 27 and 28, respectively. AIUO Ltd also transferred the shares in its wholly owned subsidiary, AIG Europe UK Limited to UK Holdings in exchange for the issuance of additional shares in UK Holdings. AIG Europe UK Limited was then renamed AIG UK Services Limited and its share holding was cascaded down through AIG UK Financing Company Limited, AIG UK Sub Holding company Limited and on to AIG UK Limited. Two other affiliates of the Company, AIG Europe Ireland and American International Company Ltd made cash contributions to UK Holding in exchange for share capital of UK Holdings.

     Business Transfer

     On December 1, 2007, AIG transferred all of the business written by New Hampshire Insurance Company's UK Branch to AIG UK Ltd. This transaction was accomplished pursuant to an application made to the High Court of Justice in England and Wales for an order under Part VII of the Financial Services and Markets Act 2000 of the UK to transfer the aforementioned business (Part VII Transaction). Prior to the transfer, the business of the UK Branch was recorded by the Company through its participation in AIUOA. By transferring the existing rights and future rights of the UK business, the Association members transferred the value of the business, and unrealized translation balances, to AIG UK Ltd and shares of AIG UK Ltd stock were issued to the members of the Association for fair value of the business transferred. These shares were then transferred to UK Holdings in exchange for shares in UK Holdings. New Hampshire UK Aviation business was transferred by New Hampshire directly, for shares of AIG UK Ltd stock equal to the fair value of the Aviation business transferred. Additionally, as part of the transaction several intercompany reinsurance agreements (both commutations and new contracts) were executed involving other subsidiaries of AIG. The results of the New Hampshire UK Aviation business had been previously reported through the Company's participation in the Commercial Pool.

     For US income tax purposes, the restructuring of the UK Branch qualified as a tax free reorganization. While generally tax free, certain intangible assets were recognized as taxable income upon transfer to AIG UK Ltd. pursuant to Internal Revenue Code section 367. Additionally, unrealized foreign currency gains and losses were realized upon the termination of the UK Branch. It is expected that foreign currency gains and losses offset each other for tax purposes resulting in an immaterial net number. The tax effects of the transaction reported in the Company's financial statements are disclosed below.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     During the 2008 year there were additional contributions to UK Holdings by AIUOA and AIUO Ltd. In aggregate, UK Holdings issued 21,448 common equity shares in exchange for all assets contributed, which included cash, intangibles and the value of the contributed entities and rights of the UK business.

     Completion of the aforementioned business transfer, including the related reinsurance transactions, resulted in the following changes to the Company's financial statements:

     -------------------------------------------------------------------------------
                                                       Investment in UK
                                      P VII Transfer        Holdings        Total
     -------------------------------------------------------------------------------
     Participation in AIUOA .......    $ (383,080)       $ (14,651)       $(397,731)
     Liabilities ..................       446,151                -          446,151
     Underwriting income ..........        57,634                -           57,634
     Other income .................         3,783                -            3,783
     Net income (pre-tax) .........        87,664                -           87,664
     Surplus (pre-tax) ............        63,071          (14,651)          48,420

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

G.   OTHER RELATED PARTY TRANSACTIONS
     --------------------------------

     The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2008 and 2007 between the Company and any affiliated companies that exceeded one-half of one percent of the Company's admitted assets as of December 31, 2008 and 2007 and all capital contributions and dividends.

                                                                ASSETS RECEIVED BY          ASSETS TRANSFERRED BY
                                                                    THE COMPANY                  THE COMPANY
     ----------------------------------------------------------------------------------------------------------------
        Date of         Explanation of          Name of       Statement
     Transaction          Transaction          Affiliate       Value      Description   Statement Value   Description
     ----------------------------------------------------------------------------------------------------------------
        02/25/08          Dividend              AIGCIG         $     --           --       $ 90,000          Cash
        03/31/08          Dividend              AIGCIG               --           --        200,000          Cash
        06/30/08        Dividend (c)            AIGCIG               --           --         90,813 (b)     In kind
        06/30/08          Dividend              AIGCIG               --           --        177,425          Cash
        09/30/08        Dividend (c)            AIGCIG               --           --        163,395          Cash
        11/30/08        Dividend (c)            AIGCIG               --           --        170,000 (a)      Cash
        12/29/08        Dividend (c)            AIGCIG               --           --        683,000 (a)      Cash
        12/31/08        Dividend (c)            AIGCIG               --           --          8,000 (a)   Securities
        08/14/08    Purchases of security       AIGSL           177,605         Cash        177,605          Bonds
        08/15/08    Purchases of security       AIGSL           144,305         Cash        144,305          Bonds
        09/30/08    Capital contribution        AIGSL               898         Cash             --           --
        Various     Capital contribution (d)    AIGCIG          164,719      In kind             --           --
          (1)       Capital contribution        AIGCIG          691,000         Cash             --           --
     ----------------------------------------------------------------------------------------------------------------

(1) Reported as Type 1 subsequent event at December 31, 2008. The funds were received on March 30, 2009

(a) The transfer of AHAC Canadian branch to AIG Commercial Insurance Company of Canada (AIGCIC)- Refer to Note 5D

(b)  Transfer and reorganization of AIIC - Refer to Note 5D

(c)  Extraordinary dividend - Refer to Note 11

(d)  Capital contributions in lieu of Tax Sharing Agreement - Refer to Note 9

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

                                                          ASSETS RECEIVED BY           ASSETS TRANSFERRED BY
                                                              THE COMPANY                   THE COMPANY
     ----------------------------------------------------------------------------------------------------------------
        Date of         Explanation of          Name of       Statement
     Transaction          Transaction          Affiliate       Value      Description   Statement Value   Description
     ----------------------------------------------------------------------------------------------------------------
        03/19/07         Bond sale               NHIC         $ 28,555       Cash         $ 28,555          Bond
        03/19/07         Bond sale           AIG Casualty       67,801       Cash           67,801          Bond
        03/19/07         Bond sale               C&I            36,452       Cash           36,452          Bond
        03/19/07         Bond sale               ISOP           59,458       Cash           58,121          Bond
        03/19/07         Bond sale            Lexington        139,013       Cash          137,416          Bond
        03/23/07         Bond sale            AIG Excess        25,556       Cash           24,981          Bond
        03/30/07          Dividend              AIGCIG              --        --           500,000          Cash
        05/31/07          Dividend              AIGCIG              --        --            75,000          Cash
        12/03/07          Dividend              AIGCIG              --        --            40,000          Cash
        08/30/07    Purchase of investment      AIGSL          136,735       Bonds         138,478          Cash
        12/17/07    Sale of investment (1)       AIG           191,000       Cash          191,000       Investment
        12/17/07    Sale of investment (2)   National Union     59,000       Cash           59,000       Investment
        10/24/07    Capital contribution        AIGCIG           1,840      In kind             --           --
        12/31/07    Capital contribution        AIGCIG             105      In kind             --           --
        12/31/07    Capital contribution         AIG           160,000      In kind             --           --
     ----------------------------------------------------------------------------------------------------------------

(1)  Sale of American International Life Assurance Company to AIG

(2)  Sale of AIG Domestic Claims to National Union

AIGSL: AIG Security Lending

     The Company did not change its methods of establishing terms regarding any affiliate transactions during the years ended December 31, 2008, 2007 and 2006.

     In the ordinary course of business, the Company utilizes AIG Technology, Inc., AIG Global Investment Corp., and AIG Domestic Claims, Inc. for data center systems, investment services, salvage and subrogation, and claims management, respectively. In connection with these services, the fees incurred by the Company to these affiliates during 2008, 2007 and 2006 are outlined in the table below:

     --------------------------------------------------------------------------------
     For the years ended December 31,                    2008       2007       2006
     --------------------------------------------------------------------------------
     AIG Technology, Inc. ..........................   $ 31,036   $ 28,562   $ 24,562
     AIG Global Investment Corp. ...................      6,895      7,273      6,047
     AIG Domestic Claims, Inc. .....................    254,033    243,985    225,071
     --------------------------------------------------------------------------------
      TOTAL ........................................   $291,964   $279,820   $255,680
     ================================================================================

     As of December 31, 2008 and 2007, short-term investments included amounts invested in the AIG Managed Money Market Fund of $228,165 and $126,534, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

Federal and foreign income taxes recoverable from affiliates as of December 31, 2008 and 2007 amounted to $406,899 and $143,717, respectively.

During 2008, 2007 and 2006 the Company sold premium receivables without recourse to AI Credit Corporation and recorded losses on these transactions as follows.

   ------------------------------------------------------
   As of December 31,                2008     2007   2006
   ------------------------------------------------------
   Accounts receivable sold .....  $71,679  $53,865  $ --
   Losses recorded ..............    1,842    1,605    --
   ------------------------------------------------------

As of December 31, 2008 and 2007, the Company had the following balances receivable/payable from/to its affiliates (excluding reinsurance transactions):

-----------------------------------------------------------------------------
As of December 31,                                           2008      2007
-----------------------------------------------------------------------------
Balances with pool member companies .....................  $827,061  $113,001
Balances less than 0.5% of admitted assets ..............     3,656     2,694
-----------------------------------------------------------------------------
Receivable from parent, subsidiaries and affiliates .....  $830,717  $115,695
=============================================================================
Balances with pool member companies .....................  $     --  $ 48,873
Balances less than 0.5% of admitted assets ..............    38,999   103,311
-----------------------------------------------------------------------------
Payable to parent, subsidiaries and affiliates ..........  $ 38,999  $152,184
=============================================================================

On March 31, 2005 the Company and certain of its affiliates entered into a settlement agreement with an insured to release all the asbestos claims and other products coverage potentially available under the applicable insurance policies by making specified payments to the insured on a quarterly basis from March 2005 to December 2016. Between March 31, 2006 and March 25, 2008 the insured entered into a series of receivable sale agreements with A.I. Credit Corporation (a wholly owned AIG subsidiary) whereby A.I. Credit Corporation purchased the insured's March 2006 to December 2016 receivables of $365,000 for $278,930. The Company did not reduce its loss reserves for the agreements between the insured and A.I. Credit Corporation.

NOTE 6 - REINSURANCE
--------------------

In the ordinary course of business, the Company reinsures certain risks with affiliates and other companies. Such arrangements serve to limit the Company's maximum loss on catastrophes, large and unusually hazardous risks. To the extent that any reinsuring company might be unable to meet its obligations, the Company would be liable for its

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

respective participation in such defaulted amounts. The Company purchased catastrophe excess of loss reinsurance covers protecting its net exposures from an excessive loss arising from property insurance losses and excessive losses in the event of a catastrophe under workers' compensation contracts issued without limit of loss.

During 2008, 2007 and 2006, the Company's net premiums written and net premiums earned were comprised of the following:

For the years ended December 31,            2008                      2007                      2006
--------------------------------------------------------------------------------------------------------------
                                    Written       Earned      Written       Earned      Written       Earned
----------------------------------------------------------  ------------------------  ------------------------
Direct premiums ................  $ 3,003,169  $ 4,553,852  $ 6,744,997  $ 7,388,935  $ 7,514,507  $ 7,180,260
Reinsurance premiums assumed:
   Affiliates ..................    9,358,318   10,173,382   11,006,993   11,024,337   11,336,822   11,001,341
   Non-affiliates ..............      166,239      238,591      173,756      107,304       48,750      243,681
--------------------------------------------------------------------------------------------------------------
      Gross premiums ...........   12,527,726   14,965,825   17,925,746   18,520,576   18,900,079   18,425,282
--------------------------------------------------------------------------------------------------------------
Reinsurance premiums ceded:
   Affiliates ..................    4,663,334    6,541,514    9,049,872    9,598,801    9,833,954    9,534,749
   Non-affiliates ..............    1,018,383    1,031,090    1,215,889    1,218,759    1,182,156    1,190,522
------------------------------------------------------------------------------------  ------------------------
      Net premiums .............  $ 6,846,009  $ 7,393,221  $ 7,659,985  $ 7,703,016  $ 7,883,969  $ 7,700,011
==============================================================================================================

The maximum amount of return commissions which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2008 and 2007 with the return of the unearned premium reserve is as follows:

                          Assumed Reinsurance      Ceded Reinsurance              Net
----------------------------------------------------------------------------------------------
                         Unearned                Unearned                Unearned
                          Premium   Commission    Premium   Commission    Premium   Commission
                         Reserves     Equity     Reserves     Equity     Reserves     Equity
----------------------------------------------------------------------------------------------
December 31, 2008
   Affiliates ........  $4,747,277   $634,349   $1,416,996   $195,996   $3,330,281   $438,353
   Non-affiliates ....       5,651        755      480,922     66,520     (475,271)   (65,765)
----------------------------------------------------------------------------------------------
   Totals ............  $4,752,928   $635,104   $1,897,918   $262,516   $2,855,010   $372,588
==============================================================================================
December 31, 2007
   Affiliates ........  $5,562,341   $646,155   $3,295,177   $372,259   $2,267,164   $273,896
   Non-affiliates ....      78,003      9,061      493,629     55,766     (415,626)   (46,705)
----------------------------------------------------------------------------------------------
   Totals ............  $5,640,344   $655,216   $3,788,806   $428,025   $1,851,538   $227,191
==============================================================================================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

As of December 31, 2008 and 2007 and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

-------------------------------------------------------------
                         Unearned   Paid Losses  Reserves For
                          Premium       and       Losses And
                         Reserves       LAE           LAE
-------------------------------------------------------------
December 31, 2008
  Affiliates .........  $1,416,996    $273,774   $13,650,198
   Non-affiliates ....     480,922     371,990     2,373,097
------------------------------------------------------------
   TOTAL .............  $1,897,918    $645,764   $16,023,295
============================================================
December 31, 2007
   Affiliates ........  $3,295,177    $195,333   $15,139,495
   Non-affiliates ....     493,629     405,240     2,668,848
------------------------------------------------------------
   Total .............  $3,788,806    $600,573   $17,808,343
============================================================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

The Company's unsecured reinsurance recoverables as of December 31, 2008 in excess of 3.0% of its capital and surplus is set forth in the table below:

                                                            Naic Co.
Reinsurer                                                     Code       Amount
---------------------------------------------------------------------------------
Affilliates:
   National Union Pool ...................................       --   $12,373,879
   American International Underwriters Overseas, Ltd. ....       --       407,343
   American International Insurance Company ..............    32220       359,071
   New Hampshire Indemnity Company .......................    23833       170,518
   Transatlantic Reinsurance Company .....................    19453       235,378
   AIG Global Trade and Political Risk Insurance Co. .....    10651       126,175
   American International Life Assurance Co. NY (US) .....    60607        10,494
   United Guaranty Insurance Company .....................    11715        34,605
   Hartford Steam Boiler Inspection and Insurance Co. ....    11452         6,627
   Audubon Insurance Company .............................    19933         1,011
   AIG Excess Liability Insurance Company, Ltd. ..........    10932         3,904
   Lexington Insurance Company ...........................    19437        28,271
   American Internatlional Reinsurance Co. Ltd                   --       562,747
   American Int'l Specialty Lines Ins Company ............    26883         3,956
   American Life And General Ins Co (Trinidad & Tobago) ..       --         3,494
   Other affiliates less than $1.0 million ...............       --         4,858
---------------------------------------------------------------------------------
      Total affiliates ...................................            $14,332,331
---------------------------------------------------------------------------------
   Lloyd's ...............................................       --       213,982
   Swiss Re Group ........................................       --       231,669
---------------------------------------------------------------------------------
       Total non-affiliates ..............................                445,651
---------------------------------------------------------------------------------
 Total affiliates and non-affiliates .....................            $14,777,982
=================================================================================

During 2008, 2007 and 2006, the Company reported in its Statements of Income statutory losses of $165, $144 and $12,318, respectively, as a result of losses incurred from commutations with the following reinsurers:

----------------------------------------------------------
Company                                2008  2007    2006
----------------------------------------------------------
Trenwick America ....................  $ --  $ --  $ 8,280
Alea Group ..........................    --    --    2,432
Other reinsurers below $1 million ...   165   144    1,606
----------------------------------------------------------
Total ...............................  $165  $144  $12,318
==========================================================

As of December 31, 2008 and 2007, the Company had reinsurance recoverables on paid losses in dispute of $112,640 and $81,670, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

In 2008, 2007 and 2006, the Company wrote-off reinsurance recoverables balances of $(4,906), $13,734 and $30,849, respectively.

As described in Note 5, the Company is party to an inter-company pooling agreement. In the ordinary course of business, the Company also assumes business, primarily from affiliated entities. As of December 31, 2008 and 2007, the Company's premium receivable and losses payable on assumed business are as follows:

-----------------------------------------------------------------------------------------------------
                          2008                                     Affiliate  Non-affiliate    Total
-----------------------------------------------------------------------------------------------------
Premiums in course of collection ................................   $405,981     $6,474      $412,455
Reinsurance payable on paid loss and loss adjustment expenses ...    475,797      6,118       481,915

-----------------------------------------------------------------------------------------------------
                          2007                                     Affiliate  Non-affiliate     Total
-----------------------------------------------------------------------------------------------------
Premiums in course of collection ................................   $233,004     $3,219      $236,223
Reinsurance payable on paid loss and loss adjustment expenses ...    257,605      6,312       263,917

The primary components of the affiliated assumed reinsurance balances summarized above relate to reinsurance agreements with member companies of the Personal Lines Pool (AIIC) and American International Specialty Lines Insurance Company (AISLIC). As of December 31, 2008 and 2007, the Company's premium receivable and losses payable on assumed reinsurance due from and to, respectively, with AIIC and AISLIC are as follows:

                                                                          2008                2007
--------------------------------------------------------------------------------------------------------
Caption                                                              AIIC     AISLIC     AIIC     AISLIC
--------------------------------------------------------------------------------------------------------
Premiums in course of collection ................................  $108,866  $161,177  $105,692  $92,674
Reinsurance payable on paid loss and loss adjustment expenses ...   150,587   199,331   122,908   87,616

Effective January 1, 2008, the Personal Lines intercompany pooling agreement was amended to include four additional entities.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

NOTE 7 - RETROACTIVE REINSURANCE
--------------------------------

As of December 31, 2008 and 2007, the Company reported the following activity and balances with respect to its retroactive reinsurance arrangements:

---------------------------------------------------------------------------------------------
                                                         2008                    2007
---------------------------------------------------------------------------------------------
                                                 Assumed      Ceded      Assumed      Ceded
---------------------------------------------------------------------------------------------
Reserves transferred:
   Initial reserves .........................   $ 216,347   $ 453,727   $ 216,347   $ 453,727
   Adjustments - prior year(s) ..............    (158,100)     (8,673)   (173,698)    (25,147)
   Adjustments - current year ...............         (37)   (372,123)     15,598      16,474
---------------------------------------------------------------------------------------------
   Balance as of December 31, ...............      58,210      72,931      58,247     445,054
---------------------------------------------------------------------------------------------
Paid losses recovered:
   Prior year(s) ............................      27,761     379,745      19,407     367,297
   Current year .............................      23,465    (311,721)      8,354      12,448
---------------------------------------------------------------------------------------------
   Total recovered as of December 31, .......      51,226      68,024      27,761     379,745
---------------------------------------------------------------------------------------------
   Carried reserves as of December 31, ......   $   6,984   $   4,907   $  30,486   $  65,309
=============================================================================================
Consideration paid or received:
   Initial reserves .........................   $ 201,597   $ 276,437   $ 201,597   $ 276,437
   Adjustments - prior year(s) ..............    (179,882)    (13,900)   (180,015)    (14,331)
   Adjustments - current year ...............          --    (202,820)        133         431
---------------------------------------------------------------------------------------------
   Total paid as of December 31, ............   $  21,715   $  59,717   $  21,715   $ 262,537
=============================================================================================

                                                 Assumed      Ceded      Assumed      Ceded
---------------------------------------------------------------------------------------------
Special surplus from retroactive reinsurance:
   Initial surplus gain or loss realized * ..   $      --   $  47,559   $      --   $  47,559
   Adjustments - prior year(s) ..............          --       1,774          --       2,289
   Adjustments - current year ...............          --     (47,017)         --        (515)
---------------------------------------------------------------------------------------------
   Balance as of December 31, 2007 ..........   $      --   $   2,316   $      --   $  49,333
=============================================================================================

--------------------
* Reflects amounts recorded to segregated special surplus as of January 1, 2004.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

In 2008, the Company commuted a reinsurance treaty ceded to affiliated company American International Reinsurance Co. (AIRCO). The treaty that incepted in 1998 was accounted for as retroactive reinsurance. 2008 changes to Reserves Transferred, Paid Losses Reimbursed or Recovered and Special Surplus from Retroactive Reinsurance attributable to this commutation were as follows:

                                                    2008
                                                  --------
Reserves transferred ..........................   $380,610
Paid losses recovered .........................    336,470
Consideration received ........................    201,005
Special surplus from retroactive reinsurance ..     44,140

The Company's retroactive reinsurance reserve balance (by reinsurer) as of December 31, 2008, is set forth in the table below:

-------------------------------------------------------------------------------------
                                                       2008                2007
-------------------------------------------------------------------------------------
Reinsurer                                        Assumed    Ceded   Assumed    Ceded
-------------------------------------------------------------------------------------
   American International Reinsurance
      Company ...............................    $   --    $   --   $    --   $44,140
   American International Specialty Lines
      Insurance Company .....................     2,810        --    26,275        --
   AXA Corporate Solutions ..................        --        --        --     1,354
   Commerce and Industry Insurance Company of
      Canada ................................     4,174        --     4,174        --
   Lyndon Property Insurance Company ........        --     1,691        --     1,142
   PEG Reinsurance Co. ......................        --        --        --    13,978
   Transatlantic ............................        --     1,308        --        --
   All other reinsurers less than $1.0
      million ...............................        --     1,908        37     4,695
-------------------------------------------------------------------------------------
      Total .................................    $6,984    $4,907   $30,486   $65,309
=====================================================================================

NOTE 8 - DEPOSIT ACCOUNTING ASSETS AND LIABILITIES
--------------------------------------------------

Certain of the products offered by the Company include funding components or have been structured in a manner such that little or no insurance risk is transferred. Funds received in connection with these arrangements are recorded as deposit liabilities, rather than premiums and incurred losses. In addition, the Company has entered into several reinsurance arrangements, both treaty and facultative, which were determined to be deposit agreements. Conversely, funds paid in connection with these arrangements are recorded as deposit assets, rather than as ceded premiums and ceded incurred losses.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

As of December 31, 2008 and 2007, the Company's deposit assets and liabilities were comprised of the following:

                                                                   Deposit     Deposit     Funds Held    Funds Held
                                                                   Assets    Liabilities     Assets     Liabilities
-------------------------------------------------------------------------------------------------------------------
December 31, 2008:
   Direct .....................................................   $     --     $ 95,776      $    --      $     --
   Assumed ....................................................         --       92,527       88,515            --
   Ceded ......................................................    530,085           --           --       484,067
-------------------------------------------------------------------------------------------------------------------
   Total ......................................................   $530,085     $188,303      $88,515      $484,067
===================================================================================================================

                                                                   Deposit     Deposit     Funds Held    Funds Held
                                                                   Assets    Liabilities     Assets     Liabilities
-------------------------------------------------------------------------------------------------------------------
December 31, 2007:
   Direct .....................................................   $     --     $ 95,122      $    --      $     --
   Assumed ....................................................         --       94,389       98,917            --
   Ceded ......................................................    751,468           --           --       695,928
-------------------------------------------------------------------------------------------------------------------
   Total ......................................................   $751,468     $189,511      $98,917      $695,928
===================================================================================================================

A reconciliation of the Company's deposit asset and deposit liabilities as of December 31, 2008 and 2007 is set forth in the table below:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

                                                                            2008                       2007
---------------------------------------------------------------------------------------------------------------------
                                                                   Deposit       Deposit      Deposit       Deposit
                                                                    Assets     Liabilities     Assets     Liabilities
---------------------------------------------------------------------------------------------------------------------
Balance at January 1 ..........................................   $ 751,468     $189,511     $ 809,537     $172,296
   Deposit activity, including loss recoveries ................    (250,415)          78      (106,254)      17,935
   Interest income or expense, net of amortization of margin ..      12,068       (1,286)       39,148         (720)
   Non-admitted asset portion .................................      16,964           --         9,037           --
---------------------------------------------------------------------------------------------------------------------
Balance as of December 31 .....................................   $ 530,085     $188,303     $ 751,468     $189,511
=====================================================================================================================

                                                                            2008                       2007
---------------------------------------------------------------------------------------------------------------------
                                                                  Funds Held    Funds Held   Funds Held    Funds Held
                                                                    Assets     Liabilities     Assets     Liabilities
---------------------------------------------------------------------------------------------------------------------
Balance at January 1 ..........................................    $ 98,917     $ 695,928     $94,279      $703,508
   Contributions ..............................................          --           144       4,664         1,016
   Withdrawals ................................................     (10,402)     (238,108)        (26)      (54,096)
   Interest ...................................................          --        26,103          --        45,500
---------------------------------------------------------------------------------------------------------------------
Balance as of December 31 .....................................    $ 88,515     $ 484,067     $98,917      $695,928
=====================================================================================================================

The Company also reinsures risks and assumes reinsurance from other affiliates. As agreed upon with the Insurance Department of the State of New York, transactions with Union Excess Reinsurance Company Ltd. (Union Excess) and Richmond Insurance Company (Barbados) Limited (Richmond) are treated as affiliated.

As of December 31, 2008 and 2007, the deposit assets with related parties, relating primarily to reinsurance transactions with Union Excess, amounted to $540,279 and $611,039, respectively. During 2008, loss recoveries from Union Excess resulted in a decrease in deposit assets and funds held liabilities of $49,176.

The Company commuted deposit balances of $47,290 with a participant in the Union Excess reinsurance programs, resulting in no gain or loss to the Company, and balances of $141,711 with European Reinsurance Company Ltd., resulting in a loss of $2,323. As a result of these commutations with Union Excess and European Reinsurance Company Ltd., the funds held balances declined by $47,290 and $141,711, respectively. During 2007, loss recoveries from Union Excess resulted in a decrease in deposit accounting assets of $50,593 and funds held on deposit accounting liabilities of $1,347.

NOTE 9 - FEDERAL INCOME TAXES
-----------------------------

The Company files a consolidated U.S. federal income tax return with American International Group, Inc. (the Ultimate Parent or AIG) and its domestic subsidiaries. The Company has a written tax sharing agreement with its Parent which was amended, effective January 1, 2008. The current and prior agreement provides that the Parent will not charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company if it had filed a separate federal income tax return. Additionally, the amended tax sharing agreement contains the following significant modifications to the previous agreement:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

..    A tax Sub Group was formed among twenty seven Commercial Insurance Group and United Guaranty Companies under AIG Property Casualty Group, Inc. The tax Sub Group will settle inter-company income taxes as if the Sub Group were filing its own consolidated income tax return. Any net liability of the Sub Group will be remitted to AIG, Inc. under a separate tax sharing agreement, and AIG, Inc. will reimburse the Sub Group for any net tax attributes utilized in the AIG, Inc. consolidated income tax return.

..    Any tax realized by the Company from triggering the deferred inter-company gain (as determined under Treasury Regulation Section 1.1502-13) of a "Qualifying Transaction" will be paid by AIG, Inc. A Qualifying Transaction is the transfer or sale of the stock or substantially all of the assets of an operating subsidiary which results in a deferred inter-company gain, including the pre-existing deferred inter-company gain from a prior sale or transfer.

..    As of the effective date of the agreement, AIG Property Casualty Group assumed each Sub Group members Tax Reserve in a deemed capital transaction. Tax Reserves mean any liability recorded in accordance with Financial Accounting Standards Board Interpretation No. 48 - Accounting for Uncertainty in Income Taxes ("FIN 48:) and any tax liability recorded as the result of an agreed upon adjustment with the tax authorities.

..    The tax sharing agreement was modified to be consistent with the AIG, Inc.
     and Federal Reserve Bank of New York Credit Agreement ("Credit Agreement"). Generally, the amended agreement provides that in an Asset Sale the Company will remit to AIG, Inc. no more than it otherwise would have absent the Credit Agreement.

..    In the event the Company is deconsolidated from the AIG consolidated federal income tax return, AIG Parent, Sub Group Parent and the Company will determine under a separate agreement the final allocation of tax attributes and the final settlement of inter-company tax balances.

Pursuant to the amended tax sharing agreement, AIG Property Casualty group assumed $164,719 of tax liabilities related to pre-existing deferred inter-company gain and FIN 48 liabilities.

The federal income tax recoverable/payable in the accompanying statement of admitted assets, liabilities, capital and surplus are due to/from the Parent. The statutory U.S. federal income tax rate is 35% at December 31, 2008.

The components of the Company's net deferred tax assets/liabilities as of December 31, 2008 and 2007 are as follows:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
As of December 31,                                                                   2008         2007
---------------------------------------------------------------------------------------------------------
Gross deferred tax assets .....................................................   $1,204,730   $1,240,598
Gross deferred tax liabilities ................................................     (355,875)    (526,581)
Non-admitted deferred tax assets in accordance with SSAP No.10, income taxes ..     (402,242)    (331,439)
---------------------------------------------------------------------------------------------------------
Net admitted deferred tax assets ..............................................   $  446,613   $  382,578
=========================================================================================================
Change in non-admitted deferred tax assets
adjustment to December 31, 2007 surplus .......................................      (34,673)
Change in non-admitted deferred tax assets - paid in capital ..................       80,741
Change in non-admitted deferred tax assets - current year .....................       24,735
---------------------------------------------------------------------------------------------------------
Change in non-admitted deferred tax assets ....................................   $   70,804
=========================================================================================================

During 2008, 2007 and 2006, the Company's current federal income tax expense was comprised of the following:

--------------------------------------------------------------------------------------------------------------------
For the years ended December 31,                                                     2008         2007        2006
--------------------------------------------------------------------------------------------------------------------
Income tax expense (benefit) on net underwriting and net investment income ....   $ 135,559     $309,946    $261,144
Federal income tax adjustment - prior years ...................................      99,679       38,413       2,119
--------------------------------------------------------------------------------------------------------------------
Current income tax expense (benefit) ..........................................   $ 235,238     $348,359    $263,263
====================================================================================================================
Income tax on realized capital gains ..........................................   $(270,995)    $ 29,141    $ 29,092
====================================================================================================================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

The composition of the Company's net deferred tax assets as of December 31, 2008 and 2007, along with the changes in deferred income taxes for 2008, is set forth in the table below:

-----------------------------------------------------------------------------------------------------------------------------------
As of December 31,                                                                                 2008         2007        Change
-----------------------------------------------------------------------------------------------------------------------------------
Deferred Tax Assets:
   Loss reserve discount ....................................................................   $  377,943   $  402,282   $ (24,339)
   Non-admitted assets ......................................................................      169,600      208,445     (38,845)
   Unearned premium reserve .................................................................      276,479      313,279     (36,800)
   Unrealized capital loss ..................................................................       30,153           --      30,153
   Partnerships .............................................................................       56,739       40,925      15,814
   Bad debt .................................................................................      127,614      151,901     (24,287)
   Investment write downs ...................................................................      102,927       13,897      89,030
   Goodwill .................................................................................       29,949           --      29,949
   Foreign tax credits ......................................................................       25,959           --      25,959
   Deferred tax remediation - Adj to Dec 31, 2007 surplus ...................................           --       34,673     (34,673)
   Other temporary difference ...............................................................        7,367       75,196     (67,829)
-----------------------------------------------------------------------------------------------------------------------------------
         Gross deferred tax assets ..........................................................    1,204,730    1,240,598     (35,868)
      Non-admitted deferred tax assets ......................................................     (402,242)    (296,766)   (105,476)
      Non-admitted deferred tax assets - adjustment to December 31, 2007 surplus ............           --      (34,673)     34,673
-----------------------------------------------------------------------------------------------------------------------------------
         Admitted deferred tax assets .......................................................      802,488      909,159    (106,671)
-----------------------------------------------------------------------------------------------------------------------------------
Deferred tax liabilities
   Unrealized capital gains .................................................................     (318,829)    (393,879)     75,050
   Investments ..............................................................................       (5,121)     (67,403)     62,282
   Depreciation .............................................................................      (19,370)     (20,714)      1,344
   Other temporary differences ..............................................................      (12,555)     (44,585)     32,030
-----------------------------------------------------------------------------------------------------------------------------------
   Gross deferred tax liabilities ...........................................................     (355,875)    (526,581)    170,706
-----------------------------------------------------------------------------------------------------------------------------------
         Net admitted deferred tax assets ...................................................   $  446,613   $  382,578   $  64,035
===================================================================================================================================
   Gross deferred tax assets ................................................................   $1,204,730   $1,240,598   $ (35,868)
   Gross deferred tax liabilities ...........................................................     (355,875)    (526,581)    170,706
-----------------------------------------------------------------------------------------------------------------------------------
   Net deferred tax assets ..................................................................   $  848,855   $  714,017   $ 134,838
===================================================================================================================================
    Income tax effect of unrealized capital gains, net of adjustment to December 31, 2007
      Surplus ...............................................................................                               (94,517)
   Capital contribution as a result of new tax sharing agreement ............................                               (80,741)
-----------------------------------------------------------------------------------------------------------------------------------
   Change in net deferred income taxes ......................................................                             $ (40,420)
===================================================================================================================================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

The actual tax expense on income from operations differs from the tax expense calculated at the statutory tax rate. A reconciliation of the Company's income tax expense and the significant items causing this difference for the years ended December 31, 2008, 2007 and 2006 are as follows:

                                                                   2008                      2007                      2006
------------------------------------------------------------------------------------------------------------------------------------
                                                            Amount    Tax Effect     Amount     Tax Effect     Amount     Tax Effect
------------------------------------------------------------------------------------------------------------------------------------
Net income before federal income taxes and capital gain
   taxes ..............................................   $ 325,408   $ 113,893    $1,725,242   $ 603,835    $1,271,556   $ 445,045
Book to tax adjustments:
   Tax exempt income ..................................    (481,365)   (168,478)     (543,812)   (190,334)     (455,068)   (159,274)
   Dividends received deductions ......................     (55,925)    (19,574)       (5,993)     (2,098)      (21,938)     (7,678)
   Meals and entertainment ............................       1,412         494         1,749         612            --          --
   Non-deductible penalties ...........................         761         266         1,508         528            --          --
   Change in non-admitted assets ......................     120,143      42,050      (138,048)    (48,318)      132,784      46,474
   Federal income tax adjustments-- prior years .......          --          --            --      55,224            --          --
   Branch termination .................................      13,298       4,654            --          --            --          --
   Transfer pricing adjustments .......................      11,949       4,182
   Remediation adjustments ............................          --          --            --          --       (17,777)     (6,222)
   Change in tax positions ............................          --      32,007            --      31,842            --          --
   Other non-taxable income ...........................      (7,179)     (2,513)
   Foreign tax credits ................................          --          --            --          --            --     (14,104)
   Other ..............................................          --      (2,318)           --          --            --       1,384
------------------------------------------------------------------------------------------------------------------------------------
   Total book to tax adjustments ......................    (396,906)   (109,230)     (684,596)   (152,544)     (361,999)   (139,420)
------------------------------------------------------------------------------------------------------------------------------------
Total federal taxable income and tax ..................   $ (71,498)  $   4,663    $1,040,646   $ 451,291    $  909,557   $ 305,625
====================================================================================================================================
Current federal income tax ............................               $ 235,238                 $ 348,359                 $ 263,263
Income tax on net realized capital gains ..............                (270,995)                   29,141                    29,092
Change in net deferred income taxes ...................                  40,420                    73,791                    13,270
                                                                      ----------                ----------                ----------
Total federal income tax ..............................               $   4,663                 $ 451,291                 $ 305,625
                                                                      ==========                ==========                ==========

The amount of federal income tax incurred and available for recoupment in the event of future net operating losses for tax purposes for 2008 is set forth in the table below:

     ----------------------------------------------------------------------
     Current year                                                  $109,570
                                                                   --------
     First preceding year .......................................  $400,196
     ----------------------------------------------------------------------

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

As of December 31, 2008, the Company had $25,959 foreign tax credits carry forwards available to offset against future taxable income. The Company had no unused net operating loss carry forwards or tax credits available to offset against future taxable income as of December 31, 2007 and 2006. Federal income taxes paid to (recovered from) the Ultimate Parent amounted to $138,061 during 2008, $231,602 during 2007 and $372,256 during 2006.

A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits is as follows:

     -----------------------------------------------------------------------
     Year Ended December 31, 2008                            2008      2007
     -----------------------------------------------------------------------
        Gross unrecognized tax benefits at January 1, ..   $36,698   $ 3,527
        Increases in tax positions for prior years .....    59,743    33,171
        Decreases in tax positions for prior years .....      (646)       --
     -----------------------------------------------------------------------
     Gross unrecognized tax benefits at December 31 ....   $95,795   $36,698
     =======================================================================

As of December 31, 2008 and 2007, the Company's unrecognized tax benefits, excluding interest and penalties, were $95,795 and $36,698, respectively. As of December 31, 2008 and 2007, the Company's unrecognized tax benefits included $31,191 and zero, respectively, related to tax positions the disallowance of which would not affect the effective tax rate. Accordingly, as of December 31, 2008 and 2007, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $64,604 and $36,698, respectively.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At December 31, 2008 and 2007, the Company had accrued $8,643 and $6,868, respectively, for the payment of interest (net of the federal benefit) and penalties. For the year ended December 31, 2008, the Company recognized $1,775 of interest (net of the federal benefit) and penalties in the Consolidated Statement of Income.

The Company continually evaluates adjustments proposed by taxing authorities. At December 31, 2008, such proposed adjustments would not result in a material change to the Company's consolidated financial condition, although it is possible that the effect could be material to the Company's consolidated results of operations for an individual reporting period. Although it is reasonably possible that a significant change in the balance of unrecognized tax benefits may occur within the next twelve months, at this time it is not possible to estimate the range of the change due to the uncertainty of the potential outcomes.

Listed below are the tax years that remain subject to examination by major tax jurisdictions:

                   Major Tax Jurisdictions   Open Tax Years
                   -----------------------   --------------
                   United States .........      2000-2007

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

NOTE 10 - PENSION PLANS AND DEFERRED COMPENSATION ARRANGEMENTS
--------------------------------------------------------------

A.   Pension
     -------

     Employees of AIG, the ultimate holding company, its subsidiaries and certain affiliated companies, including employees in foreign countries, are generally covered under various funded and insured pension plans. Eligibility for participation in the various plans is based on either completion of a specified period of continuous service or date of hire, subject to age limitation.

     AIG's U.S. retirement plan is a qualified, non-contributory defined benefit retirement plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974. All employees of AIG and most of its subsidiaries and affiliates who are regularly employed in the United States, including certain U.S. citizens employed abroad on a U.S. dollar payroll, and who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with five or more years of service is entitled to pension benefits beginning at normal retirement at age 65. Benefits are based upon a percentage of average final compensation multiplied by years of credited service limited to 44 years of credited service. The average final compensation is subject to certain limitations. The employees may elect certain options with respect to their receipt of their pension benefits including a joint and survivor annuity. An employee with ten or more years of service may retire early from age 55 to 64. An early retirement factor is applied resulting in a reduced benefit. If an employee terminates with less than five years of service, such employees forfeit their right to receive any pension benefits accumulated thus far.

     Annual funding requirements are determined based on the Projected Unit Credit Cost Method which attributes a pro-rata portion of the total projected benefit payable at normal retirement to each year of credited service.

     The following table sets forth the funded status of the AIG US retirement plan, valued in accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 89, entitled Accounting for Pensions.


     -----------------------------------------------------------------
     As of December 31, ...................       2008         2007
     -----------------------------------------------------------------
     Fair value of plan assets ............   $ 2,723,034   $3,004,869
     Less projected benefit obligation ....     3,378,509    2,719,971
     -----------------------------------------------------------------
     Funded status ........................   $  (655,475)  $  284,898
     =================================================================

     The Company's share of net expense for the qualified pension plan was $6,772, $5,001 and $9,000 for the years ended December 31, 2008, 2007 and
     2006, respectively. In March 2009, AIG contributed $420,000 to the AIG U.S. retirement plan. The allocation from the holding company is based on payroll for the Company.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     The Company also operates several defined benefit plans at the Japan branch. These plans are generally based on either the employees' years of credited service and compensation in the years preceding retirement or on points accumulated based on the employee's job grade and other factors during each year of service. As of December 31, 2008 and 2007, the Company recorded in other liabilities its pension liabilities which amounted to $12,832 and $6,018, respectively.

B.   Postretirement Benefit Plans
     ----------------------------

     AIG's U.S. postretirement medical and life insurance benefits are based upon the employee electing immediate retirement and having a minimum of ten years of service. Retirees and their dependents who were 65 by May 1, 1989 participate in the medical plan at no cost. Employees who retired after May 1, 1989 or prior to January 1, 1993 pay the active employee premium if under age 65 and 50 percent of the active employee premium if over age 65. Retiree contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and Medicare coordination and a lifetime maximum benefit of $2,000. The maximum life insurance benefit prior to age 70 is $32 with a maximum $25 thereafter.

     Effective January 1, 1993, both plans' provisions were amended. Employees who retire after January 1, 1993 are required to pay the actual cost of the medical insurance benefit premium reduced by a credit which is based upon years of service at retirement. The life insurance benefit varies by age at retirement from $5 for retirement at ages 55 through 59 and $10 for retirement at ages 60 through 64 and $15 from retirement at ages 65 and over.

     AIG's U.S. postretirement medical and life insurance benefits obligations, valued in accordance with NAIC Statement of Statutory Accounting Principles
     (SSAP) No. 11, entitled Postemployment Benefits and Compensated Absences as of December 31, 2008 and 2007 were $198,015 and $190,417, respectively. These obligations are not funded currently. The Company's share of other postretirement benefit plans was $265, $310 and $282 for the years ended December 31, 2008, 2007 and 2006, respectively.

     AIG is the Plan Sponsor of the pension, postretirement and benefit plans and is ultimately responsible for the conduct of the plans. The Company is only obligated to the extent of their allocation of expenses from these plans. The allocation from the holding company is based on payroll for the Company.

     The weighted average assumptions that were used to determine its pension benefit obligations as of December 31, 2008, 2007 and 2006 are set forth in the table below:

     ---------------------------------------------------------------------------------
     As of December 31,                                  2008        2007      2006
     ---------------------------------------------------------------------------------
        Discount rate ..............................       6.50%      6.50%      6.00%
        Rate of compensation increase (average) ....       4.25%      4.25%      4.25%
        Measurement date ...........................   December   December   December
                                                       31, 2008   31, 2007   31, 2006
        Medical cost trend rate ....................        N/A        N/A        N/A
     =================================================================================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

C.   Stock Option and Deferred Compensation Plans
     --------------------------------------------

     Some of the Company's officers and key employees could receive compensation pursuant to awards under several share-based employee compensation plans; AIG 1999 Stock Option Plan, as amended; AIG 1996 Employee Stock Purchase Plan, as amended; AIG 2002 Stock Incentive Plan, as amended under which AIG has issued time-vested restricted stock units and performance restricted stock units; AIG 2007 Stock Incentive Plan, as amended, and the AIG 2005-2006 Deferred Compensation Profit Participation Plan. AIG currently settles share option exercises and other share awards to participants by issuing shares it previously acquired and holds in its treasury account. During 2008, 2007 and 2006, AIG allocated $18,153, $14,028 and $6,242, respectively, of the cost of these stock options and certain other deferred compensation programs to the Company.

D.   Post-employment Benefits and Compensated Balances
     -------------------------------------------------

     AIG provides certain benefits to inactive employees who are not retirees. Certain of these benefits are insured and expensed currently; other expenses are provided for currently. Such expenses include long-term disability benefits, medical and life insurance continuation and COBRA medical subsidies. The costs of these plans are borne by AIG.

E.   Impact of Medicare Modernization Act on Post Retirement Benefits
     ----------------------------------------------------------------

     On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 was signed into law. The postretirement medical plan benefits provided by the plan are actuarially equivalent to Medicare Part D under the 2003 Medicare Act and eligible for the federal subsidy. Effective January 1, 2007, this subsidy is passed on to the participants through reduced contributions. The expected amount of subsidy that AIG will receive for 2008 is $3,600.

NOTE 11 - CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS
-------------------------------------------------------

A.   Capital and Surplus
     -------------------

     The portion of unassigned surplus as of December 31, 2008 and 2007 represented by each item below is as follows:

     -------------------------------------------------------
                                        2008        2007
     -------------------------------------------------------
     Unrealized gains ............   $ 738,751  $ 2,027,718
     Non-admitted asset values ...   $(964,416)  (1,011,589)
     Provision for reinsurance ...   $ (95,592)    (115,844)
     =======================================================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     In calculating the provision for reinsurance as of December 31, 2008, Management utilized collateral including assets in trust provided by its Ultimate Parent of $409,095. The use of these assets was approved by the domiciliary regulator.

     During 2006, the Company settled a previously established tax recoverable with AIG as part of its tax allocation agreement. The settlement occurred prior to the filing of its tax return. Upon completion of its tax filing which was subsequent to December 31, 2007, the Company determined that the settled amount exceeded the actual recoverable by $160,000 resulting in a payable due to AIG by the Company. AIG agreed to forgive this payable resulting in the treatment of this amount as a capital contribution to the Company. This capital contribution has been reflected in the Company's financial position as of December 31, 2007.

B.   Risk-Based Capital Requirements
     -------------------------------

     The NAIC has adopted a Risk-Based Capital (RBC) formula to be applied to all property and casualty insurance companies. RBC is a method of establishing the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. A company's RBC is calculated by applying different factors to various asset classes, net premiums written and loss and LAE reserves. A company's result from the RBC formula is then compared to certain established minimum capital benchmarks. To the extent a company's RBC result does not either reach or exceed these established benchmarks, certain regulatory actions may be taken in order for the insurer to meet the statutorily-imposed minimum capital and surplus requirements.

     In connection therewith, the Company has satisfied the capital and surplus requirements of RBC for the 2008 reporting period.

C.   Dividend Restrictions
     ---------------------

     Under New York law, the Company may pay cash dividends only from earned surplus determined on a statutory basis. Further, the Company is restricted (on the basis of the lower of 10.0% of the Company's statutory surplus as of December 31, 2007, or 100.0% of the Company's adjusted net investment income for the preceding 36 month period ending December 31, 2008) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of the Insurance Department of the State of New York. As of December 31, 2008, the maximum dividend payment, which may be made without prior approval during 2009, is approximately $541,317.

     Within the limitations noted above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There were no restrictions placed on the Company's surplus including for whom the surplus is being held. There is no stock held by the Company for any special purpose.

     During 2008, the Company paid $1,582,633 in dividends to AIGCIG which included $1,115,208 of extraordinary dividends. All of the extraordinary dividends were approved by the Insurance Department of the State of New York. Refer to Note 5G for additional information.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

NOTE 12 - CONTINGENCIES
-----------------------

A.   Legal Proceedings
     -----------------

     The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

     Other legal proceedings include the following:

     AIG, National Union Fire Insurance Company of Pittsburgh, Pa. (National Union), and American International Specialty Lines Insurance Company (AISLIC) have been named defendants (the AIG Defendants) in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. (Caremark). The plaintiffs in the second-filed action have intervened in the first-filed action, and the second-filed action has been dismissed. An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current action, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that the AIG Defendants and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage. In their complaint, plaintiffs request compensatory damages for the 1999 class in the amount of $3,200,000, plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression and have asserted, inter alia, that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement. The AIG Defendants further assert that the current claims are barred by the statute of limitations and that plaintiffs' assertions that the statute was tolled cannot stand against the public disclosure of the excess coverage. Plaintiffs, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations.

     The intervening plaintiffs had requested a stay of all trial court proceedings pending their appeal of an order dismissing certain lawyers and law firms who represented parties in the underlying class and derivative actions. After the Alabama Supreme Court affirmed the trial court's dismissal in September 2008, the intervening plaintiffs filed an Amended Complaint in Intervention on December 1, 2008, which named Caremark, AIG and certain subsidiaries, including National Union and AISLIC, as defendants, and purported to bring claims against all defendants for deceit and conspiracy to deceive, and to bring a claim against AIG and its subsidiaries for aiding and abetting Caremark's alleged deception.

     After the defendants moved to dismiss the Amended Complaint in Intervention and, in the alternative, for a more definite statement, and the plaintiffs reached an agreement to withdraw additional motions seeking to disqualify certain plaintiffs' counsel, on March 2, 2009, the court granted the intervening plaintiffs' motion to withdraw the Amended Complaint in Intervention. On April 14, 2009, the court established a schedule for class action discovery that is scheduled to lead to a hearing on class certification in March 2010.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     On September 2, 2005, certain AIG companies including American Home Assurance Company, AIU Insurance Company and New Hampshire Insurance Company (collectively, the AIG Parties) sued (i) The Robert Plan Corporation (RPC), an agency that formerly serviced assigned risk automobile insurance business for the AIG Parties; (ii) certain affiliates of RPC; and (iii) two of RPC's senior executives. This suit was brought in New York Supreme Court and alleges the misappropriation of funds and other violations of contractual arrangements. On September 26, 2005, RPC countersued the AIG Parties and AIG itself for, among other things, $370,000 in disgorged profits and $500,000 of punitive damages under a claim of fraud. On March 10, 2006, RPC moved to dismiss its fraud claim without prejudice for the purposes of bringing that claim in New Jersey. On that date, RPC also amended its counterclaim, setting forth a number of causes of action for breach of contract. The parties filed cross motions to dismiss various counts of the complaint and counterclaims. These motions were granted in part and denied in part by the court. RPC appealed certain aspects of the court's ruling. That appeal remains pending. On August 25, 2008, RPC, one of its affiliates, and one of the defendant RPC executives filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code. On October 7, 2008, the Court entered an Order staying this action in light of those bankruptcy proceedings. On January 15, 2009, RPC filed a notice of removal to the United States District Court for the Southern District of New York. The action was subsequently transferred to the Eastern District of New York and then referred to the United States Bankruptcy Court for that District. The AIG Parties intend to file a motion to remand the case.

     In July 2007, RPC (along with Eagle Insurance Company (Eagle) and Newark Insurance Corporation (Newark), two of RPC's subsidiary insurance companies) filed a separate complaint in New Jersey alleging claims for fraud and negligent misrepresentation against AIG and the AIG Parties in connection with certain 2002 contracts. That complaint seeks damages of at least $100,000, unspecified punitive damages, declaratory relief, and imposition of a constructive trust.

     Because Eagle and Newark are in liquidation with the Commissioner of the New Jersey Department of Banking and Insurance as liquidator, the AIG Parties believe that only the Commissioner -- and not RPC -- has the authority to direct Eagle and Newark to bring the claims asserted in this action. On December 7, 2007, this action was stayed pending judicial determination of this issue in the Eagle/Newark rehabilitation/liquidation proceeding. In October 2008, the Court dismissed the action without prejudice for failure to prosecute.

     Nevertheless, on January 14, 2009, RPC filed a notice of removal of the New Jersey action to the United States District Court for the District of New Jersey and, on February 2, 2009, moved to transfer the New Jersey action to the Eastern District of New York, where RPC's Chapter 11 proceeding is pending. Consideration of that transfer motion has been stayed until the Court rules on the AIG Parties' motion to dismiss the case for lack of subject matter jurisdiction because the purportedly removed action had been dismissed three months before RPC filed its purported notice of removal. That motion has been fully briefed and is pending before the Court. Should the Court deny that motion, the AIG Parties intend to file a motion to remand the case and intend to oppose the transfer of the New Jersey action.

     The AIG Parties believe that RPC's counterclaims, as well as the claims asserted by RPC, Eagle and Newark in the New Jersey action, are without merit and intend to defend them vigorously, but cannot now estimate either the likelihood of prevailing in these actions or the potential damages in the event liability is determined.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     Effective February 9, 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice (the DOJ), the United States Securities and Exchange Commission (the SEC), the Office of the Attorney General of the State of New York (the NYAG) and the New York Insurance Department (the NYDOI). The settlements resolve outstanding litigation and allegations by such agencies against AIG in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of these settlements, AIG recorded an after-tax-charge of $1,150,000 in the fourth quarter of 2005, and made payments or placed in escrow approximately $1,640,000 including (i) $375,000 into a fund under the supervision of the NYAG and NYDOI to be available principally to pay certain AIG insurance company subsidiary policyholders who purchased excess casualty policies through Marsh & McLennan Companies, Inc. and Marsh Inc. (the Excess Casualty Fund) and (ii) $343,000 into a fund under the supervision of the NYAG and the NYDOI to be used to compensate various states in connection with the underpayment of certain workers compensation premium taxes and other assessments. As of February 29, 2008, eligible policyholders entitled to receive approximately $358,700 (or 95%) of the Excess Casualty Fund had opted to receive settlement payments in exchange for releasing AIG and its subsidiaries from liability relating to certain insurance brokerage practices. In accordance with the settlement agreements, all amounts remaining in the Excess Casualty Fund were used by AIG to settle claims from other policyholders relating to such practices.

     Various state regulatory agencies have reviewed certain other transactions and practices of AIG and its subsidiaries, including the Company, in connection with certain industry-wide and other inquiries including, but not limited to, insurance brokerage practices relating to contingent commissions and the liability of certain AIG subsidiaries, including the Company, for taxes, assessments and surcharges relating to the underreporting or misreporting of workers compensation premium. On January 29, 2008 AIG reached settlements in connection with these state reviews, subject to court approval, with the Attorneys General of the States of Florida, Hawaii, Maryland, Michigan, Oregon, Texas and West Virginia, the Commonwealths of Massachusetts and Pennsylvania, and the District of Columbia; the Florida Department of Financial Services; and the Florida Office of Insurance Regulation. The settlement agreements call for AIG to pay a total of $12,500 to be allocated among the ten jurisdictions and also require AIG to continue to maintain certain producer compensation disclosure and ongoing compliance initiatives. On March 13, 2008, AIG also reached a settlement with the Pennsylvania Insurance Department, which calls for AIG to provide annual reinsurance reports and maintain certain producer compensation disclosure and ongoing compliance initiatives, and to pay a total of $13,500, $4,400 of which was previously paid to Pennsylvania in connection with prior settlement agreements. It is possible that additional civil or regulatory proceedings will be filed by other state regulators.

     On February 16, 2006, the Attorney General of the State of Minnesota filed a complaint against AIG and certain of its subsidiaries, including the Company, alleging that, beginning no later than 1985, AIG made false statements and reports to Minnesota agencies and regulators, unlawfully reduced AIG's contributions and payments to Minnesota's workers' compensation funds, misreported the character of workers' compensation premiums as general or auto liability premiums, and unlawfully reduced its Minnesota tax obligations. The State of Minnesota sought injunctive relief, damages, penalties and interest. In December 2007, the parties settled the matter, which resolved claims asserted on behalf of the Minnesota Department of Revenue through tax year 2003, the Minnesota Special Compensation Fund through fiscal year 2003 and the Minnesota Attorney General through 2003, without compromising any of the claims of the Minnesota Insurance Guaranty Association, Minnesota Assigned Risk Plan or Minnesota Department of Commerce.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     On May 24, 2007, the National Workers Compensation Reinsurance Pool (NWCRP), on behalf of its participant members, filed a lawsuit against AIG and certain of its subsidiaries, including the Company, with respect to the underpayment of residual market assessments for workers compensation insurance. The complaint alleges claims for violations of the Racketeer Influenced and Corrupt Organizations Act (RICO), breach of contract, fraud and related state law claims arising out of AIG's alleged underpayment of these assessments between 1970 and the present and seeks damages purportedly in excess of $1 billion. On August 6, 2007, the court denied AIG's motion seeking to dismiss or stay the complaints or in the alternative, to transfer to the Southern District of New York. On December 26, 2007, the court denied AIG's motion to dismiss the complaint. On March 17, 2008, AIG filed an amended answer, counterclaims and third-party claims against the National Council on Compensation Insurance (in its capacity as attorney-in-fact for the NWCRP), the NWCRP, its board members, and certain of the other insurance companies that are members of the NWCRP alleging violations of RICO, as well as claims for conspiracy, fraud, and breach of fiduciary duty. The counterclaim-and third-party defendants filed motions to dismiss on June 9, 2008. On January 26, 2009, AIG filed a motion to dismiss all claims in the complaint for lack of subject-matter jurisdiction. On February 23, 2009, the Court issued an order denying the motion to dismiss AIG's counterclaims; granting the portion of the third-party defendants' motion to dismiss as to AIG's third-party claims for RICO violations and conspiracy; and denying the portion of the third-party defendants' motion to dismiss as to AIG's third-party claims for fraud, breach of fiduciary duty and unjust enrichment. On April 13, 2009, one of the third-party defendants filed third-party counterclaims against AIG, certain of its subsidiaries and certain former executives. The allegations in the third-party counterclaims are substantially similar to those filed by the NWCRP, but also seek damages for additional residual market assessments that company allegedly had to pay in non-NWCRP states, to guaranty funds and for special assessments. On April 16, 2009, the Court ordered that all third-party defendants must assert any third-party counterclaims by April 30, 2009. The case is otherwise stayed until June 10, 2009, pending disposition of AIG's motion to dismiss for lack of subject matter jurisdiction.

     On April 1, 2009, a purported class action was filed in Illinois federal court against AIG and certain of its subsidiaries on behalf of a putative class of NWCRP participant members with respect to the underpayment of residual market assessments for workers compensation insurance. The complaint is styled as an "alternative complaint," should the court grant AIG's motion to dismiss all claims against the defendants in the NWCRP lawsuit for lack of subject matter jurisdiction. The allegations in the class action complaint are substantially similar to those filed by the NWCRP, but the complaint adds certain former AIG executives as defendants and a RICO claim against those individuals. On April 9, 2009, the Court stayed the case pending disposition of AIG's motion to dismiss for lack of subject matter jurisdiction in the NWCRP lawsuit.

     On March 28, 2008, a Minnesota federal court granted AIG's motion to dismiss a lawsuit filed by the Minnesota Workers Compensation Reinsurance Association and the Minnesota Workers Compensation Insurers Association against AIG and certain of its subsidiaries, including the Company, with respect to the underpayment of residual market assessments for workers compensation insurance. On April 25, 2008, plaintiffs appealed to the United States Court of Appeals for the Eighth Circuit and also filed a new complaint making similar allegations in Minnesota state court. On April 30, 2008, substantially identical claims were also filed in Minnesota state court by the Minnesota Insurance Guaranty Association and Minnesota Assigned Risk Plan. On September 11, 2008, the parties to both actions entered into a settlement, resulting in the dismissal of all claims against AIG. In exchange for the dismissal and a broad release of claims, the financial terms of the settlement provided for AIG's payment of $21,500 to plaintiffs and waiver of its right to collect $3,500 in payments due from the plaintiffs.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     A purported class action was filed in South Carolina federal court on January 25, 2008 against AIG and certain of its subsidiaries on behalf of a class of employers that obtained workers compensation insurance from AIG companies and allegedly paid inflated premiums as a result of AIG's alleged underreporting of workers compensation premiums. An amended complaint was filed on March 24, 2008, and AIG filed a motion to dismiss the amended complaint on April 21, 2008. On July 8, 2008, the court granted AIG's motion to dismiss all claims without prejudice and granted plaintiff leave to refile subject to certain conditions. Plaintiffs filed their second amended complaint on July 22, 2008. On March 27, 2009, the court granted AIG's motion to dismiss all claims in the second amended complaint related to pre-2001 policies and all claims against certain AIG subsidiaries, denied the motion to dismiss as to claims against AIG and the remaining subsidiaries, and granted AIG's motion to strike certain allegations from the complaint. Limited discovery is now proceeding on the remaining claims.

     In April 2007, the National Association of Insurance Commissioners (the
     NAIC) formed a Settlement Review Working Group, directed by the State of Indiana, to review the Workers Compensation Residual Market Assessment portion of the settlement between AIG, the NYAG, and the NYDOI. In late 2007, the Settlement Review Working Group, under the direction of Indiana, Minnesota and Rhode Island, recommended that a multi-state targeted market conduct examination focusing on workers compensation insurance be commenced under the direction of the NAIC's Market Analysis Working Group. AIG was informed of the multi-state targeted market conduct examination in January 2008. The lead states in the multi-state examination are Delaware, Florida, Indiana, Massachusetts, Minnesota, New York, Pennsylvania and Rhode Island. All other states (and the District of Columbia) have agreed to participate in the multi-state examination. To date, the examination has focused on legacy issues related to AIG's writing and reporting of workers compensation insurance between 1985 and 1996. AIG has also been advised that the examination will focus on current compliance with legal requirements applicable to such business. Although AIG has been advised by counsel engaged by the lead states to assist in their investigation that to date no determinations have been made with respect to these issues, AIG cannot predict the outcome of the investigation and there can be no assurance that any regulatory action resulting from the investigation will not have a material adverse effect on the Company and its business.

     After the NYAG filed its complaint against insurance broker Marsh, policyholders brought multiple federal antitrust and Racketeer Influenced and Corrupt Organizations Act (RICO) class actions in jurisdictions across the nation against insurers and brokers, including AIG and a number of its subsidiaries, alleging that the insurers and brokers engaged in a broad conspiracy to allocate customers, steer business, and rig bids. These actions, including 24 complaints filed in different federal courts naming AIG or an AIG subsidiary as a defendant, were consolidated by the judicial panel on multi-district litigation and transferred to the United States District Court for the District of New Jersey for coordinated pretrial proceedings.

     The consolidated actions have proceeded in that court in two parallel actions, In re insurance Brokerage Antitrust Litigation (the Commercial Complaint) and In re Employee Benefit Insurance Brokerage Antitrust Litigation (the Employee Benefits Complaint, and, together with the Commercial Complaint, the multi-district litigation).

     The plaintiffs in the Commercial Complaint are a group of corporations, individuals and public entities that contracted with the broker defendants for the provision of insurance brokerage services for a variety of insurance needs. The broker defendants were alleged to have placed insurance coverage on the plaintiffs' behalf with a number of insurance companies named as defendants, including certain AIG subsidiaries, including American Home Assurance Company (American Home), AIU Insurance Company, National Union Fire Insurance Company

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     of Pittsburgh, Pa., American International Specialty Lines Insurance Company, Birmingham Fire Insurance Company of Pennsylvania (now known as AIG Casualty Company), Commerce and Industry Insurance Company, Lexington Insurance Company, National Union Fire Insurance Company of Louisiana, New Hampshire Insurance Company, and The Insurance Company of the State of Pennsylvania. The Commercial Complaint also named various brokers and other insurers as defendants (three of which have since settled). The Commercial Complaint alleges that defendants engaged in a widespread conspiracy to allocate customers through "bid-rigging" and "steering" practices. The Commercial Complaint also alleges that the insurer defendants permitted brokers to place business with AIG subsidiaries through wholesale intermediaries affiliated with or owned by those same brokers rather than placing the business with AIG subsidiaries directly. Finally, the Commercial Complaint alleges that the insurer defendants entered into agreements with broker defendants that tied insurance placements to reinsurance placements in order to provide additional compensation to each broker. Plaintiffs assert that the defendants violated the Sherman Antitrust Act, RICO, the antirust laws of 48 states and the District of Columbia, and were liable under common law breach of fiduciary duty and unjust enrichment theories. Plaintiffs seek treble damages plus interest and attorneys' fees as a result of the alleged RICO and the Sherman Antitrust Act violations.

     The plaintiffs in the Employee Benefits Complaint are a group of individual employees and corporate and municipal employees alleging claims on behalf of two separate nationwide purported classes: an employee class and an employer class that acquired insurance products from the defendants from January 1, 1998 to December 31, 2004. The Employee Benefits Complaint names AIG, and certain of its subsidiaries, including American Home, as well as various other brokers and insurers, as defendants. The activities alleged in the Employee Benefits Complaint, with certain exceptions, tracked the allegations of contingent commissions, bid-rigging and tying made in the Commercial Complaint.

     The court in connection with the Commercial Complaint granted (without leave to amend) defendants' motions to dismiss the federal antitrust and RICO claims on August 31, 2007 and September 28, 2007, respectively. The court declined to exercise supplemental jurisdiction over the state law claims in the Commercial Complaint and therefore dismissed it in its entirety. On January 14, 2008, the court granted defendants' motion for summary judgment on the ERISA claims in the Employee Benefits Complaint and subsequently dismissed the remaining state law claims without prejudice, thereby dismissing the Employee Benefits Complaint in its entirety. On February 12, 2008 plaintiffs filed a notice of appeal to the United States Court of Appeals for the Third Circuit with respect to the dismissal of the Employee Benefits Complaint. Plaintiffs previously appealed the dismissal of the Commercial Complaint to the United States Court of Appeals for the Third Circuit on October 10, 2007. Both appeals are fully briefed and oral argument on both appeals took place on April 21, 2009.

     A number of complaints making allegations similar to those in the multi-district litigation have been filed against AIG and other defendants in state and federal courts around the country. The defendants have thus far been successful in having the federal actions transferred to the District of New Jersey and consolidated into the multi-district litigation. These additional consolidated actions are still pending in the District of New Jersey, but are currently stayed pending a decision by the court on whether they will proceed during the appeal of the dismissal of the multi-district litigation. The AIG defendants have sought to have state court actions making similar allegations stayed pending resolution of the multi-district litigation. These efforts have generally been successful, although one case - now settled - in Florida state court and two cases currently pending in Texas and New Jersey state courts have proceeded. Discovery has recently commenced in the case pending in New Jersey state court. In the Texas case, at a hearing completed on April 3, 2009, the court sustained defendants' Special Exceptions, and

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     granted plaintiff 60 days to replead. AIG has also recently settled several of the various federal and state court actions alleging claims similar to those in the multi-district litigation.

     On August 24, 2007, the Ohio Attorney General filed a complaint in the Ohio Court of Common Pleas against AIG and a number of its subsidiaries, and several other broker and insurer defendants, asserting violation of Ohio's antitrust laws. The complaint, which is similar to the Commercial Complaint, alleges that AIG and the other broker and insurer defendants conspired to allocate customers, divide markets, and restrain competition in commercial lines of casualty insurance sold through the broker defendant. The complaint seeks treble damages on behalf of Ohio public purchasers of commercial casualty insurance, disgorgement on behalf of both public and private purchasers of commercial casualty insurance, as well as a $0.5 per day penalty for each day of conspiratorial conduct. AIG, along with other co-defendants, moved to dismiss the complaint on November 16, 2007. On June 30, 2008, the court denied defendants' motion to dismiss. On August 18, 2008, defendants filed their answers to the complaint. Discovery is ongoing.

     On December 4, 2006, AIG and certain subsidiaries, including the Company, settled numerous arbitrations and litigations between them and the agencies owned by C.V. Starr & Co., Inc. (C.V. Starr), including those relating to the termination of the managing general agency relationships between AIG's subsidiaries and the agencies owned by C.V. Starr, and the use of the "Starr" and "American International" trademarks. The financial terms of the confidential settlement will not have a material adverse effect on the Company's financial position.

     AIG Domestic Claims, Inc. (AIGDC), an indirect wholly owned subsidiary of AIG that provides certain claims adjustment services to the Company, was named as a defendant in a putative class action lawsuit in the 14th Judicial District Court for the State of Louisiana. Plaintiffs were medical providers who allege that AIGDC (as well as other defendants not affiliated with the Company) failed to comply with certain provisions of the Louisiana Any Willing Provider Act (the Act). The complaint sought monetary penalties and injunctive relief related to preferred provider organization discounts taken by defendants on bills submitted by Louisiana medical providers and hospitals who provided treatment or services to workers' compensation claimants. These claimants were occupationally ill or injured workers whose employers were named insureds under workers compensation policies issued by various insurance companies, including the Company. On September 23, 2005, certain defendants, including AIGDC filed a motion for summary judgment, seeking dismissal of plaintiffs' claims, and plaintiffs cross-moved for partial summary judgment. On July 20, 2006, the Court both denied AIGDC's motion for summary judgment and granted plaintiffs' partial motion for summary judgment, holding that AIGDC is a "group purchaser" under the Act, and that the Act applies to medical services provided to workers' compensation claimants.

     On November 28, 2006, the Court issued an order certifying a class of providers and hospitals. In an unrelated action also arising under the Act, a Louisiana appellate court ruled that the Court lacked jurisdiction to adjudicate the claims at issue. In response, AIGDC along with its co-defendants filed an exception for lack of subject matter jurisdiction. On January 19, 2007, the Court denied the motion, holding that it has jurisdiction over the putative class claims. AIGDC, along with the other defendants in the action, appealed the Court's class certification and jurisdictional ruling.

     On January 25, 2008, plaintiffs and AIGDC agreed to resolve this action on a classwide basis for $28,750. The court granted final approval of the settlement in May 2008 and most of the settlement funds have been distributed.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     The action has also been dismissed with prejudice.

     AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial position or results of operation.

     Except as may have been otherwise noted above with respect to specific matters, the Company cannot predict the outcome of the matters described above, reasonably estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an intercompany pooling arrangement. In the opinion of management, except as may have been otherwise noted above with respect to specific matters, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

B.   Asbestos and Environmental Reserves
     -----------------------------------

     The Company continues to receive indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

     The Company's environmental exposure arises from the sale of general liability, product liability or commercial multi peril liability insurance, or by assumption of reinsurance within these lines of business.

     The Company tries to estimate the full impact of the asbestos and environmental exposure by establishing full case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

     The Company's asbestos and environmental related loss and LAE reserves (including case & IBNR reserves) for the year ended December 31, 2008, 2007 and 2006, gross and net of reinsurance credits, are as follows:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

                                                         Asbestos Losses                   Environmental Losses
---------------------------------------------------------------------------------------------------------------------
                                                   2008        2007         2006        2008       2007       2006
---------------------------------------------------------------------------------------------------------------------
Direct :
Loss and LAE reserves, beginning of year ....   $ 983,031   $1,098,137   $1,087,625   $137,135   $178,384   $288,676
   Incurred losses and LAE ..................      98,429       34,757      159,878    (13,665)      (468)   (75,819)
   Calendar year paid losses and LAE ........    (176,178)    (149,863)    (149,366)   (18,020)   (40,781)   (34,473)
Loss and LAE Reserves, end of year ..........   $ 905,282   $  983,031   $1,098,137   $105,450   $137,135   $178,384
=====================================================================================================================
Assumed:
Loss and LAE reserves, beginning of year ....   $  89,655   $   97,344   $   97,399   $  5,933   $  4,948   $  6,561
   Incurred losses and LAE ..................      12,578        5,160       14,332       (735)     1,386     (1,462)
   Calendar year paid losses and LAE ........     (15,858)     (12,849)     (14,387)      (121)      (401)      (151)
Loss and LAE reserves, end of year ..........   $  86,375   $   89,655   $   97,344   $  5,077   $  5,933   $  4,948
=====================================================================================================================
Net of reinsurance:
Loss and LAE reserves, beginning of year ....   $ 464,090   $  533,105   $  518,246   $ 71,628   $ 92,210   $134,977
   Incurred losses and LAE ..................      27,666       10,155       83,696         32      1,691    (22,324)
   Calendar year paid losses and LAE ........     (76,966)     (79,170)     (68,837)   (14,013)   (22,273)   (20,443)
Loss and LAE reserves, end of year ..........   $ 414,790   $  464,090   $  533,105   $ 57,647   $ 71,628   $ 92,210
=====================================================================================================================

     The amount of ending reserves for Bulk and IBNR included in the table above for Asbestos and Environmental losses is as follows:

                                                         Asbestos Losses                   Environmental Losses
---------------------------------------------------------------------------------------------------------------------
                                                   2008        2007         2006        2008       2007       2006
---------------------------------------------------------------------------------------------------------------------
Direct basis ................................   $ 524,100   $  619,127   $  736,453   $ 39,611   $ 56,093   $ 70,439
Assumed reinsurance basis ...................      37,560       44,945       61,885         96      1,191        614
Net of ceded reinsurance basis ..............     238,704      296,910      378,726     19,081     25,942     37,524

     The amount of ending reserves for loss adjustment expenses included in the table above for Asbestos and Environmental losses is as follows:

                                                         Asbestos Losses                   Environmental Losses
---------------------------------------------------------------------------------------------------------------------
                                                   2008        2007         2006        2008       2007       2006
---------------------------------------------------------------------------------------------------------------------
Direct basis ................................   $  58,233   $   68,792   $   81,828   $ 16,976   $ 24,040   $ 30,189
Assumed reinsurance basis ...................       7,124        6,570        6,876        109        351        263
Net of ceded reinsurance basis ..............      29,473       34,565       42,081      8,245     10,958     16,082

     Management believes that the reserves carried for the asbestos and environmental claims at December 31, 2008 are adequate as they are based on known facts and current law. AIG continues to receive claims asserting injuries from toxic waste, hazardous substances, and other environmental pollutants and alleged damages to cover the cleanup costs of hazardous waste dump sites (hereinafter collectively referred to as environmental claims) and indemnity claims asserting injuries from asbestos. Estimation of asbestos and environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

C.   Leases
     ------

     The Company is the lessee for office space occupied by it and several affiliates under various non-cancelable operating lease agreements that expire through March 31, 2019. Rental expense under these leases is allocated to each affiliate based upon the percentage of space occupied. The total lease expense was $14,004, $44,783 and $38,451 in 2008, 2007 and 2006, respectively.

     At January 1, 2008, the minimum annual aggregate rental commitments are as follows:

            2009 .............................................  $11,817
            2010 .............................................   11,800
            2011 .............................................    9,798
            2012 .............................................    9,410
            2013 .............................................    3,475
            Thereafter .......................................   16,643
            -----------------------------------------------------------
               Total minimum lease payments ..................  $62,943
            ===========================================================

     Certain rental commitments have renewal options extending through the year 2031. Some of these renewals are subject to adjustments in future periods.

D.   Other Contingencies
     -------------------

     In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity to fund future claim obligations. In the event the life insurers providing the annuity, on certain structured settlements, are not able to meet their obligations, the Company would be liable for the payments of benefits.

     As of December 31, 2008, the Company has not incurred a loss and there has been no default by any of the life insurers included in the transactions. Management believes that based on the financial strength of the life insurers involved in these structured settlements, the likelihood of a loss is remote.

     In connection therewith, as of December 31, 2008, the Company's loss reserves eliminated by annuities mostly from affiliates amounted to $850,462, and included unrecorded loss contingencies of $826,104.

     As part of its private equity portfolio investment, as of December 31, 2008 the Company may be called upon for an additional capital investment of up to $655,363. The Company expects only a small portion of this portfolio will be called during 2009.

     As fully disclosed in Note 5, the Company has guaranteed the policyholder obligations of certain affiliated insurance companies. Each of the guaranteed affiliates has admitted assets in excess of policyholder liabilities. The Company believes that the likelihood of a payment under any of these guarantees is remote.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

NOTE 13 - OTHER SIGNIFICANT MATTERS
-----------------------------------

The Company underwrites a significant concentration of its direct business with brokers.

The Company's direct percentage of policyholder dividend participating policies is 0.05 percent. Policyholder dividends are accounted for on an incurred basis. In connection therewith, during 2008, 2007 and 2006, policyholder dividends amounted to $341, $123 and $1,344, respectively, and were reported as Other Income in the accompanying statements of income.

As of December 31, 2008 and 2007, other admitted assets as reported in the accompanying statements of admitted assets were comprised of the following balances:

      --------------------------------------------------------------------
      Other admitted assets                              2008       2007
      --------------------------------------------------------------------
      Guaranty funds receivable or on deposit ......  $  18,082  $  18,468
      Loss funds on deposit ........................     65,014    103,439
      Outstanding loss drafts - suspense accounts ..    314,798    430,304
      Other ........................................     56,052     25,777
      Allowance for doubtful accounts ..............   (369,538)  (395,847)
      --------------------------------------------------------------------
         Total other admitted assets ...............  $  84,408  $ 182,141
      ====================================================================

Guaranty funds receivable represent payments to various state insolvency funds which are recoupable against future premium tax payment in the respective states. Various states allow insurance companies to recoup assessments over a period of five to ten years. As of December 31, 2008 and 2007, the Company's liability for insolvency assessments amounted to $51,459 and $39,027, respectively, with related assets for premium tax credits of $18,082 and $18,468, respectively. Of the amount accrued, the Company expects to pay approximately $33,377 for insolvency assessments during the next year. In addition, the Company anticipates it will realize $11,265 of premium tax offset credits and the associated liability in years two through five. The remaining $6,817 will be realized between years five and ten.

The Company routinely assesses the collectability of its receivable balances for potentially uncollectible premiums receivable due from agents and reinsurance recoverable balances. In connection therewith, as of December 31, 2008 and 2007, the Company had established an allowance for doubtful accounts of $369,538 and $395,847, respectively, which was reported as a contra asset within Other Admitted Assets in the accompanying Statements of Admitted Assets.

During 2008, 2007 and 2006, the Company recorded $48,507, $89,886 and $49,762, respectively, for allowance for doubtful accounts to Net Loss from Agents' Balances Charged-off in the accompanying Statements of Income.

As of December 31, 2008 and 2007, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Other liabilities                                                   2008      2007
------------------------------------------------------------------------------------
Service carrier liabilty .......................................  $  2,875  $  9,195
Retroactive reinsurance payable ................................     6,873    16,299
Remmittances and items not allocated ...........................    30,146    39,116
Policyholder funds on deposit ..................................    12,596    11,341
Payable for securities .........................................        --     3,331
Loss clearing ..................................................     7,597    15,325
Liability for pension and severance pay ........................    12,832     6,018
Dividends to policyholders .....................................       233        --
Deferred commission earnings ...................................    11,052    11,890
Amounts withheld or retained by company for account of others ..     5,709    13,840
Advance premiums ...............................................    13,614        --
Accrued retrospective premiums .................................    56,408    41,587
Accounts payable ...............................................    24,655    24,852
Other liabilites ...............................................    55,528   153,990
------------------------------------------------------------------------------------
Total other liabilties .........................................  $240,118  $346,784
====================================================================================

EVENTS OCCURRING AT THE AIG LEVEL
---------------------------------

In September 2008, the Company's ultimate parent company, American International Group, Inc. (AIG), experienced a severe strain on its liquidity that resulted in AIG on September 22, 2008, entering into an $85 billion revolving credit facility and a guarantee and pledge agreement with the Federal Reserve Bank of New York ("NY Fed"). Pursuant to the credit facility agreement, on March 4, 2009, AIG issued 100,000 shares of Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share and at an initial liquidation preference of $5.00 per share (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury. The Series C Preferred Stock is entitled to (i) participate in any dividends paid on the common stock with the payments attributable to the Series C Preferred Stock being approximately 79.9 percent of the aggregate dividends paid on AIG's common stock, treating the Series C Preferred Stock as if converted and (ii) vote with AIG's common stock on all matters submitted to AIG shareholders, and holds approximately 79.9 percent of the aggregate voting power of the common stock, treating the Series C Preferred Stock as if converted. The Series C Preferred Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates.

The credit facility obligations are guaranteed by certain AIG subsidiaries and the obligations are secured by a pledge of certain assets of AIG and its subsidiaries. Although the Company is not a guarantor of the credit facility obligations and it has not pledged any assets to secure those obligations, its immediate parent company, AIG Commercial Insurance Group, Inc., has guaranteed the credit facility obligations (but has not pledged its ownership interest in the Company).

On November 25, 2008, AIG entered into an agreement with the U.S. Department of the Treasury pursuant to which, among other things, AIG issued and sold to the U.S. Department of the Treasury, as part of the Troubled Assets Relief Program, $40 billion of Series D Fixed Rate Cumulative Perpetual Preferred Stock, par value $5.00 per share, (the "Series D Preferred Stock"), and a 10-year warrant to purchase 53,798,766 shares of common stock (the "Warrant").

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

The proceeds from the sale of the Series D Preferred Stock and the Warrant were used to repay borrowings under the credit facility and, in connection therewith, the maximum commitment amount under the credit facility agreement was reduced from $85 billion to $60 billion.

During the fourth quarter of 2008, AIG and certain of its subsidiaries entered into agreements with the NY Fed in connection with the special purpose financing vehicles known as Maiden Lane II LLC and Maiden Lane III LLC. The Company was not a party to these agreements and these transactions did not affect the Company's financial condition, results of operations or cash flows.

On October 3, 2008, AIG announced a restructuring plan under which AIG's Life Insurance & Retirement Services operations and certain other businesses would be divested in whole or in part. Since that time, AIG has sold certain businesses and assets and has entered into contracts to sell others. However, global market conditions have continued to deteriorate, posing risks to AIG's ability to divest assets at acceptable values. AIG's restructuring plan has evolved in response to these market conditions. Specifically, AIG's current plans involve transactions between AIG and the NY Fed with respect to AIA and ALICO as noted above, as well as preparation for a potential sale of a minority stake in its property and casualty and foreign general insurance businesses.

NOTE 14 - SUBSEQUENT EVENTS
---------------------------

In February 2009, the Company entered into a Capital Maintenance Agreement (CMA) with its Ultimate Parent, AIG. The CMA provides that in the event that the Company's Total Adjusted Capital falls below 200% of the Company's Authorized Control Level RBC, as shown in the Company's 2008 Annual Statement, together with any adjustments or modifications required by the Company's domiciliary regulator, AIG will within thirty days of written notice thereof provide a capital contribution to the Company in an amount that equals the difference between the Company's Total Adjusted Capital and 200% of the Company's Authorized Control Level RBC. In lieu of making any such capital contribution, with the approval of the domiciliary insurance department, AIG may provide a letter of credit naming the Company as beneficiary. Effective upon the date of filing of the Company's 2008 Annual Statement with its domiciliary regulator, this current CMA supersedes and replaces a similar agreement that related to the Company's December 31, 2007 surplus position.

Subsequent to December 31, 2008 and in relation to the transaction described in
Note 5(E), the Company's immediate parent contributed $691,000 in cash to the Company's surplus. With the approval of the Insurance Department of the State of New York, this contribution has been reflected as Type 1 subsequent event in these financial statements.

Subsequent to filing its December 31, 2008 Annual Statement, management discovered that its accounting in the Annual Statement for the dissolution of the Company's Canadian branch included a receivable for $691 million that had been misclassified. This amount should have been recorded as a capital contribution from its parent. Cash settlement of the balance occurred prior to filing of the Company's revised Annual Statement. With the Department's approval, the Company has reported this activity as of December 31, 2008 as a Type 1 subsequent event and reflected this amount as an increase to cash and paid-in capital.

On March 2, 2009, AIG and the NY Fed announced their intent to enter into a transaction pursuant to which AIG will transfer to the NY Fed preferred equity interests in newly-formed special purpose vehicles (SPVs), in settlement of a

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

portion of the outstanding balance of the credit facility. Each SPV will have (directly or indirectly) as its only asset 100 percent of the common stock of an AIG operating subsidiary (American International Assurance Company, Limited, together with American International Assurance Company (Bermuda) Limited ("AIA") in one case and American Life Insurance Company ("ALICO") in the other). AIG expects to own the common interests of each SPV. In exchange for the preferred equity interests received by the NY Fed, there would be a concurrent substantial reduction in the outstanding balance and maximum available amount to be borrowed on the credit facility.

AIG and the NY Fed also announced their intent to enter into a securitization transaction pursuant to which AIG will issue to the NY Fed senior certificates in one or more newly-formed SPVs backed by inforce blocks of life insurance policies in settlement of a portion of the outstanding balance of the credit facility. The amount of the credit facility reduction will be based on the proceeds received. The SPVs are expected to be consolidated by AIG. These transfers are subject to agreement on definitive terms and regulatory approvals at a later date.

On April 16, 2009, AIG announced an agreement to sell 21st Century Insurance Group, AIG's U.S. personal auto insurance business, to Farmers Group, Inc., a subsidiary of Zurich Financial Services Group. The transaction, which will include the sale of AHAC's equity interests in 21st Century Insurance Group and AIG Hawaii Insurance Company, Inc., is subject to satisfaction of certain closing conditions, including applicable regulatory approvals. The carrying value of these companies amounted to $181,972.

On April 17, 2009, AIG entered into an exchange agreement with the U.S. Department of the Treasury pursuant to which, among other things, the U.S. Department of the Treasury exchanged 4,000,000 shares of the Series D Preferred Stock for 400,000 shares of AIG's Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series E Preferred Stock"). The exchange agreement permits the U.S. Department of the Treasury in certain circumstances to exchange the Warrant for 53,798,766 shares of Series C Preferred Stock.

On April 17, 2009, AIG and the NY Fed amended the terms of the credit facility agreement to, among other things, remove the minimum 3.5 percent LIBOR rate. AIG also entered into a purchase agreement with the U.S. Department of the Treasury pursuant to which, among other things, AIG issued and sold to the U.S. Department of the Treasury 300,000 shares of Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series F Preferred Stock"), each share with a zero initial liquidation preference, and a warrant to purchase up to 3,000 shares of common stock, par value $2.50 per share. Pursuant to the purchase agreement, the U.S. Department of the Treasury has committed for five years to provide immediately available funds in an amount up to $29.835 billion so long as (i) AIG is not a debtor in a pending case under Title 11 of the United States Code and (ii) The AIG Credit Facility Trust and the U.S. Department of the Treasury in the aggregate own more than 50 percent of the aggregate voting power of AIG's voting securities. The liquidation preference of the AIG Series F Preferred Stock will increase, on a pro rata basis, by the amount of any draw down on the commitment. The amount of funds available under the commitment will be decreased by the aggregate amount of financial assistance that the U.S. Department of the Treasury provides to AIG, its subsidiaries or any special purpose vehicle established by or for the benefit of AIG or any of its subsidiaries after April 17, 2009, unless otherwise specified by the U.S. Department of the Treasury, in its sole discretion, under the terms of such financial assistance.

On April 21, 2009, AIG announced its intent to enter into a transaction pursuant to which AIG will contribute AIU Holdings, LLC and AIU Holdings, Inc., the parent company of AHAC, to a newly-formed special purpose vehicle

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

(SPV). AIG will receive preferred and common interests in the SPV in exchange for the contributions. AIG also announced its intent to acquire from AHAC its equity interests in Transatlantic Holdings, Inc. These transactions are intended to further separate AIG's property casualty operations from AIG and are being taken in preparation for the potential sale of a minority stake in the business.

In connection with the preparation of its annual report on Form 10-K for the year ended December 31, 2008, AIG management assessed whether AIG has the ability to continue as a going concern. Based on the U.S. government's continuing commitment, the agreements in principle and the other expected transactions with the NY Fed and the U.S. Department of the Treasury, AIG management's plans to stabilize AIG's businesses and dispose of its non-core assets, and after consideration of the risks and uncertainties to such plans, AIG management believes that it will have adequate liquidity to finance and operate AIG's businesses, execute its asset disposition plan and repay its obligations for at least the next twelve months. It is possible that the actual outcome of one or more of AIG management's plans could be materially different, or that one or more of AIG management's significant judgments or estimates about the potential effects of these risks and uncertainties could prove to be materially incorrect. If one or more of these possible outcomes is realized, AIG may need additional U.S. government support to meet its obligations as they come due. If AIG is unable to meet its obligations as they come due, it is not expected to have a significant impact on the Company's ability to continue as a going concern.

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT A
                              CONTRACT FORM UIT-981

                            PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements:

     (i) Audited Financial Statements - The Variable Annuity Life Insurance Company
           Report of Independent Registered Public Accounting Firm Consolidated Balance Sheets
           Consolidated Statements of Income (Loss) and Comprehensive Income
           (Loss)
           Consolidated Statements of Cash Flows
           Notes to the Consolidated Financial Statements


     (ii) Audited Financial Statements - The Variable Annuity Life Insurance Company - Separate Account A
           Report of Independent Registered Public Accounting Firm
           Statement of Assets and Liabilities
           Statement of Operations
           Statement of Changes in Net Assets
           Schedule of Portfolio Investments
           Notes to the Financial Statements


     Statutory Financial Statements - American Home Assurance Company
           Report of Independent Registered Public Accounting Firm Statements of Admitted Assets, Liabilities, Capital and Surplus Statements of Income and Changes in Capital and Surplus Statements of Cash Flow
           Notes to the Statutory Basis Financial Statements

(b)    Exhibits

1. Resolutions adopted by The Variable Annuity Life Insurance Company Board of Directors at its Annual Meeting of April 18, 1979 establishing The Variable Annuity Life Insurance Company Separate Account A. (1)

1(b). Restated Resolutions dated September 1, 2002, adopted by unanimous written consent of Executive Committee of The Variable Annuity Life Insurance Company Board of Directors. (3)

2.     Not Applicable.

3. Underwriting Agreement between The Variable Annuity Life Insurance Company, The Variable Annuity Life Insurance Company Separate Account A and A. G. Distributors, Inc. (1)

4.     Form of Individual Annuity Contract (Form UIT-981). (1)

5.     Form of Application for Annuity Contract (Form UIT-981). (2)

6(a). Copy of Amended and Restated Articles of Incorporation of The Variable Annuity Life Insurance Company, effective as of April 28, 1989. (1)

6(b). Copy of Amendment Number One to Amended and Restated Articles of Incorporation of The Variable Annuity Life Insurance Company as amended through April 28, 1989, effective March 28, 1990. (1)

6(c). Copy of Amended and Restated Bylaws of The Variable Annuity Life Insurance Company as amended through August 3, 2006. (6)

7.     Not Applicable.

8(a). General Guarantee Agreement between The Variable Annuity Life Insurance Company and American Home Assurance Company. (4)

8(b). Notice of Termination of General Guarantee Agreement as published in the Wall Street Journal on November 24, 2006. (8)

9.(a). Opinion and consent of counsel for Depositor. (5)

9.(b). Opinion of Counsel and Consent of Sullivan & Cromwell LLP, Counsel to American Home Assurance Company. (5)

10. Consent of Independent Registered Public Accounting Firm. (Filed herewith)

11.    Not Applicable.

12.    Not Applicable.

13.    Calculation of standard and nonstandard performance information. (1)

14(a). Powers of Attorney - The Variable Annuity Life Insurance Company. (7)

14(b). Powers of Attorney - American Home Assurance Company. (9)

15. Supplemental Information Form which discloses Section 403(b)(11) withdrawal restrictions as set forth in a no-action letter issued by the SEC on November 28, 1988, and which form requires the signed acknowledgement of participants who purchase Section 403(b) annuities with regard to these withdrawal restrictions. (2)

--------------------

(1) Incorporated by reference to Post-Effective Amendment No. 17 to Form N-4 Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 26, 2000, Accession No. 0000950129-00-001969.

(2) Incorporated by reference to Post-Effective Amendment No. 27 to Form N-4 Registration Statement (File No. 2-96223/811-3240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 27, 1998, accession number 0000950129-98-001760.

(3) Incorporated by reference to Post-Effective Amendment No. 32 to Form N-4 Registration Statement (File No. 2-96223/811-3240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 30, 2003, accession number 0000950129-003-002383.

(4) Incorporated by reference to Post-Effective Amendment No. 37 to Form N-4 Registration Statement (File No. 002-96223/811-3240) of The Variable Annuity Life Insurance Company Separate Account A filed on August 12, 2005, accession number 0000354912-05-000049.

(5) Incorporated by reference to Post-Effective Amendment No. 39 to Form N-4 Registration Statement (File No. 002-96223/811-3240) of The Variable Annuity Life Insurance Company Separate Account A filed on October 25, 2005, accession number 0000950129-05-010059.

(6) Incorporated by reference to Initial Form N-4 Registration Statement (File No. 333-137942/811-3240) of The Variable Annuity Life Insurance Company Separate Account A filed on October 11, 2006, accession number 0001193125-06-206012.

(7) Incorporated by reference to Post-Effective Amendment No. 41 to Form N-4 Registration Statement (File No. 002-96223/811-3240) of The Variable Annuity Life Insurance Company Separate Account A filed on May 1, 2006, accession number 0000950129-06-004645.

(8) Incorporated by reference to Post-Effective Amendment No. 42 to Form N-4 Registration Statement (File No. 002-96223/811-3240) of The Variable Annuity Life Insurance Company Separate Account A filed on May 1, 2007, accession number 0000950129-07-009701.

(9) Incorporated by reference to Post-Effective Amendment No. 43 to Form N-4 Registration Statement (File No. 002-96223/811-3240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 30, 2008, accession number 0000950129-08-002546.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The directors and principal officers of the Company are set forth below. The business address of each officer and director is 2929 Allen Parkway, Houston, Texas 77019, unless otherwise noted.

NAMES AND PRINCIPAL                POSITIONS AND OFFICES
BUSINESS ADDRESS                   HELD WITH DEPOSITOR
----------------                   -------------------
Officer                            Title
-------                            -----
Jay S. Wintrob*                    Director
Bruce R. Abrams                    Director, President and Chief Executive Officer
Michael J. Akers                   Director, Senior Vice President & Chief Actuary
Jim Coppedge                       Director, Senior Vice President and General Counsel
N. Scott Gillis**                  Director, Senior Vice President & Chief Financial Officer
Sharla A. Jackson***               Director, Executive Vice President - Operations
Kathleen M. McCutcheon             Director and Senior Vice President - Human Resources
Christopher J. Swift****           Director
Shawn Duffy                        Executive Vice President
Greg Garvin                        Executive Vice President
Jay G. Wilkinson                   Executive Vice President
Leslie K. Bates                    Senior Vice President
Lillian Caliman                    Senior Vice President & Divisional Chief Information Officer
Laurel Cochennet                   Senior Vice President
Evelyn Curran                      Senior Vice President
David H. den Boer                  Senior Vice President & Chief Compliance Officer
Glenn Harris                       Senior Vice President - Group Management
Joseph P. McKernan*                Senior Vice President - Information Technology
Thomas G. Norwood                  Senior Vice President - Broker/Dealer Operations
Kellie Richter                     Senior Vice President - Marketing Strategy
Brenda Simmons                     Senior Vice President
Robert E. Steele***                Senior Vice President - Specialty Products
Richard L. Bailey                  Vice President - Group Actuarial
David E. Ballard*                  Vice President
William B. Bartelloni              Vice President
Kurt W. Bernlohr                   Vice President - Annuity Products
Mary C. Birmingham                 Vice President
Gregory Stephen Broer              Vice President - Actuarial
Richard A. Combs                   Vice President - Actuarial
Neil J. Davidson                   Vice President - Actuarial
Robin F. Farris                    Vice President
Tracy Fielder                      Vice President
Darlene Flagg                      Vice President - Case Development
Mark D. Foster                     Vice President - VFA Compensation
Daniel Fritz                       Vice President - Actuarial
Marc Gamsin*                       Vice President
David W. Hilbig                    Vice President - Education Services & Marketing Communications
Eric B. Holmes                     Vice President
Michael R. Hood                    Vice President
Jeffery M. Hughes                  Vice President
Stephen M. Hughes                  Vice President - Marketing
Paul Jackson                       Vice President
Joanne M. Jarvis                   Vice President - Sales Planning & Reporting
Dave Jorgensen                     Vice President and Controller
Joan M. Keller                     Vice President - Client Service Processing
Ted G. Kennedy                     Vice President - Government Relations
Calvin King                        Vice President - North Houston CCC

Gary J. Kleinman****               Vice President
John Malcolm                       Vice President
Lou McNeal                         Vice President and Treasurer
Michael M. Mead*                   Vice President
Greg Outcalt*                      Vice President
Rembert R. Owen, Jr.               Vice President and Assistant Secretary
Richard W. Schraub                 Vice President
Cynthia S. Seeman                  Vice President
Katherine Stoner                   Vice President and Secretary
Richard Turner                     Vice President - Retirement Services Tax
Krien Verberkmoes                  Vice President - Sales Compliance
William Fish                       Investment Officer
Troy Fukumoto*                     Investment Officer
Roger E. Hahn                      Investment Officer
Locklan O. McNew                   Investment Officer
Craig R. Mitchell****              Investment Officer
Russell Lessard                    Chief AML Officer
W. Larry Mask                      Real Estate Investment Officer & Assistant Secretary
Daniel R. Cricks                   Tax Officer
Tracey E. Harris                   Assistant Secretary
Debra L. Herzog                    Assistant Secretary
Paula G. Payne                     Assistant Secretary
Connie E. Pritchett***             Assistant Secretary
John Fleming                       Assistant Treasurer
Paul Hoepfl                        Assistant Treasurer
Robert C. Bauman                   Assistant Vice President
Linda L. Pinney                    Assistant Vice President
Joyce Bilski                       Administrative Officer
Kara R. Boling                     Administrative Officer
Fred Caldwell                      Administrative Officer
Debbie G. Fewell***                Administrative Officer
Tom Goodwin                        Administrative Officer
Wendy Green***                     Administrative Officer
John Griggs                        Administrative Officer
Carolyn Gutierrez                  Administrative Officer
Ted D. Hennis***                   Administrative Officer
Richard D. Jackson                 Administrative Officer
Freda Lee                          Administrative Officer
Kathleen Janos                     Administrative Officer
Joella McPherson                   Administrative Officer
David Malleck***                   Administrative Officer
Steven Mueller                     Administrative Officer
Sheryl Reed                        Administrative Officer
Carolyn Roller***                  Administrative Officer
Jennifer E. Sailors                Administrative Officer
Diana Smirl***                     Administrative Officer
Kathryn T. Smith                   Administrative Officer
Thomas M. Ward                     Administrative Officer

*        1 SunAmerica Center, Los Angeles, California 90067-6022

**       21650 Oxnard Ave., Woodland Hills, California 91367

***      205 E. 10th Avenue, Amarillo, Texas 79101

****     70 Pine Street, New York, New York 10270

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). An organizational chart for AIG can be found as Exhibit 21 in AIG's Form 10-K, SEC file number 001-08787, Accession No.
0000950123-09-003734,
filed March 2, 2009. Exhibit 21 is incorporated herein by reference. The Registrant is a separate account of The Variable Annuity Life Insurance Company (Depositor).


ITEM 27. NUMBER OF CONTRACT OWNERS

As of March 31, 2009, a date within 90 days prior to the date of filing, there were 1,189 individual qualified contract owners and 11 individual non-qualified contract owners and zero (0) group contract owners of the qualified or non-qualified contracts offered by the UIT-981 prospectus.

ITEM 28. INDEMNIFICATION

Set forth below is a summary of the general effect of applicable provisions of the Depositor's Bylaws regarding indemnification of, and advancement of legal expenses to, the Depositor's officers, directors and employees (collectively, "Indemnitees"). The Depositor shall indemnify any Indemnitee who was or is a named defendant or respondent or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative, or investigative (including any action by or in the right of the Depositor), or any appeal of such action, suit or proceeding and any inquiry or investigation that could lead to such an action, suit or proceeding, by reason of the fact that the Indemnitee is or was a director, or officer or employee of the Depositor, or is or was serving at the request of the Depositor as a director, officer, partner, venturer, proprietor, trustee, employee, or similar functionary of another foreign or domestic corporation or nonprofit corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise, against judgments, penalties (including excise and similar taxes), fines, amounts paid in settlement, and reasonable expenses (including court costs and attorneys' fees) actually incurred by him in connection with such action, suit or proceeding, if Indemnitee acted in good faith and in a manner he reasonably believed, (i) in the case of conduct in his official capacity as a director of the Depositor, to be in the best interests of the Depositor and (ii) in all other cases, to be not opposed to the best interests of the Depositor; and, with respect to any criminal action or proceeding, if Indemnitee had no reasonable cause to believe his conduct was unlawful; provided, however that in the case of any threatened, pending or completed action, suit or proceeding by or in the right of the Depositor, the indemnity shall be limited to reasonable expenses (including court costs and attorneys' fees) actually incurred in connection with such action, suit or proceeding; and no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Depositor or liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person's official capacity as a director or officer. The termination of any action, suit or proceeding by judgment, order, settlement, or conviction, or on a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in the best interests of the Depositor; and, with respect to any criminal action or proceeding, shall not create a presumption that the person had reasonable cause to believe that his conduct was unlawful.

Where an Indemnitee of the Depositor or other person entitled to indemnity hereunder has been wholly successful, on the merits or otherwise, in defense of any such action, suit or proceeding, Indemnitee shall be indemnified against reasonable expenses (including court costs and attorneys' fees) actually incurred by him in connection therewith.

Any indemnification (unless otherwise ordered by a court of competent jurisdiction) shall be made by the Depositor only as authorized in a specific case upon a determination that the applicable standard of conduct has been met. Such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who at the time of the vote have not been named as defendants or respondents in such action, suit or proceeding, or
(ii) if such a quorum cannot be obtained, by a majority vote of a committee of the Board of Directors, designated to act in the matter by a majority vote of all directors, consisting solely of two or more directors who at the time of the vote are not named defendants or respondents in such action, suit or proceeding, or (iii) by special legal counsel selected by the Board of Directors (or a committee thereof) by vote in the manner set forth in subparagraphs (i) and (ii) immediately above or if such a quorum cannot be obtained and such a committee cannot be established, by a majority vote of all directors, or (iv) by the shareholders in a vote that excludes the shares held by any Indemnitee who is named as a defendant or respondent in such action, suit or proceeding.

Reasonable expenses incurred by an Indemnitee of the Depositor or other person entitled to indemnity hereunder, who was, is or is threatened to be made a named defendant or respondent in any such action, suit or proceeding described above may be paid by the Depositor in advance of the final disposition thereof upon
(i) receipt of a written affirmation by the Indemnitee of his good faith belief that he has met the standard of conduct necessary for indemnification under this article and a written undertaking by or on behalf of the Indemnitee to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Depositor as authorized under this article and (ii) a determination that the facts then known to those making the determination would not preclude indemnification under this article.

Notwithstanding any other provision of this article, the Depositor may pay or reimburse expenses incurred by any Indemnitee of the Depositor or any other person entitled to indemnity hereunder in connection with his appearance as a witness or other participation in any action, suit or a proceeding described above at a time when he is not named defendant or respondent in such action, suit or proceeding.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant, as provided above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification by the Depositor is against public policy, as expressed in the Securities Act of 1933, and therefore may be unenforceable. In the event (a) that a claim for such indemnification (except insofar as it provides for the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Depositor by such director, officer or controlling person; and (b) the Securities and Exchange Commission is still of the same opinion that the Depositor or Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit such cause to a court of appropriate jurisdiction, the question of whether such indemnification by the Depositor is against public policy as expressed in the Securities Act of 1933 will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

(a) American General Distributors, Inc. ("AGDI") acts as exclusive distributor and principal underwriter of the Registrant.

(b) Unless otherwise indicated, the principal business address of each individual listed below is 2929 Allen Parkway, Houston, Texas 77019:

NAME AND PRINCIPAL                         POSITION AND OFFICES WITH UNDERWRITER AMERICAN
 BUSINESS ADDRESS                                     GENERAL DISTRIBUTORS, INC.
-----------------                          -------------------------------------------------
Kurt W. Bernlohr                            Director, Chief Executive Officer and President
David H. den Boer                           Director,   Senior Vice President and Assistant
                                            Secretary
Katherine Stoner                            Director and  Secretary
Thomas G. Norwood                           Executive Vice President
Krien VerBerkmoes                           Chief Compliance Officer
John Reiner                                 Chief Financial Officer and Treasurer
Paul Hoepfl                                 Assistant Treasurer
Louis V. McNeal                             Assistant Treasurer
Daniel R. Cricks                            Tax Officer
Debra L. Herzog                             Assistant Secretary
Paula G. Payne                              Assistant Secretary
Robert C. Bauman                            Administrative Officer
Thomas M. Ward                              Administrative Officer

(c) Not Applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

The books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 (the "Act") and the Rules promulgated thereunder will be in the physical possession of:

         The Variable Annuity Life Insurance Company
         Attn: Operations Administration
         2929 Allen Parkway
         Houston, Texas 77019

ITEM 31. MANAGEMENT SERVICES

There have been no management-related services provided to the separate account for the last three fiscal years.

ITEM 32. UNDERTAKINGS

a. VALIC hereby commits itself, on behalf of the contract owners, to the following undertakings:

       1. To file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

       2. To include as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information;

       3. To deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

b. The Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.

c.     Additional Commitments

The Tax Reform Act of 1986 added to the Internal Revenue Code a new section 403(b)(11) which applies to tax years beginning after December 31, 1988. This paragraph provides that withdrawal restrictions apply to contributions made and interest earned subsequent to December 31, 1988. Such restrictions require that distributions not begin before age 59 1/2, separation from service, death, disability, or hardship (only employee contributions without accrued interest may be withdrawn in case of hardship). These withdrawal restrictions appear in the Section "Federal Tax Matters" in either the prospectus or the Statement of Additional Information for contracts of this Registration Statement. The Company relies on a no-action letter issued by the Securities and Exchange Commission on November 28, 1988 stating that no enforcement action would be taken under sections 22(e), 27(c)(1), or 27(d) of the Act if, in effect, the Company permits restrictions on cash distributions from elective contributions to the extent necessary to comply with section 403(b)(11) of the Internal Revenue Code in accordance with the following conditions:

       (1) Include appropriate disclosure regarding the redemption restrictions imposed by section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

       (2) Include appropriate disclosure regarding the redemption restrictions imposed by section 403(b)(11) in any sales literature used in connection with the offer of the contract;

       (3) Instruct sales representatives who solicit participants to purchase the contract specifically to being the redemption restrictions imposed by section 403(b)(11) to the attention of the potential participants;

       (4) Obtain from each plan participant who purchases a section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by section 403(b)(11), and (2) the investment alternatives available under the employer's section 403(b) arrangement, to which the participant may elect to transfer his contract value.

The Company has complied, and is complying, with the provisions of paragraphs
(1)-(4) above.

The Company relies on Rule 6c-7 of the Act which states that a registered separate account, and any depositor of or underwriter for such account, shall be exempt from the provisions of sections 22(e), 27(c)(1) and 27(d) of the Act with respect to a contract participating in this account to the extent necessary to permit compliance with the Texas Optional Retirement Program (Program) in accordance with the following conditions:

       (a) include appropriate disclosure regarding the restrictions on redemption imposed by the Program in each registration statement, including the prospectus, used in connection with the Program;

       (b) include appropriate disclosure regarding the restrictions on redemption imposed by the Program in any sales literature used in connection with the offer of the contract to Program participants;

       (c) instruct salespeople who solicit Program participants to purchase the contract specifically to bring the restrictions on redemption imposed by the Program to the attention of potential Program participants;

       (d) obtain from each Program participant who purchases the contract in connection with the Program, prior to or at the time of such purchase, a signed statement acknowledging the restrictions on redemption imposed by the Program.

The Company has complied, and is complying, with the provisions of paragraphs
(a)-(d) above.

The Company relies on an order issued by the Securities and Exchange Commission on May 19, 1993 exempting it from the provisions of section 22(e), 27(c)(1) and 27(d) of the Act with respect to a contract participating in this account to the extent necessary to permit compliance with the Optional Retirement Program of the State University System of Florida ("Florida ORP") as administered by the Division of Retirement of the Florida Department of Management Services ("Division") in accordance with the following conditions:

       (a) include appropriate disclosure regarding the restrictions on redemption imposed by the Division in each registration statement, including the prospectus, relating to the contracts issued in connection with the Florida ORP;

       (b) include appropriate disclosure regarding the restrictions on redemption imposed by the Division in any sales literature used in connection with the offer of contracts to eligible employees;

       (c) instruct salespeople who solicit eligible employees to purchase the contracts specifically to bring the restrictions on redemption imposed by the Division to the attention of the eligible employees;

       (d) obtain from each participant in the Florida ORP who purchases a contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding: (i) of the restrictions on redemption imposed by the Division, and (ii) that other investment alternatives are available under the Florida ORP, to which the participant may elect to transfer his or her contract values.

The Company has complied, and is complying, with the provisions of paragraphs
(a)-(d) above.

Undertakings of the Depositor

During any time there are insurance obligations outstanding and covered by the guarantee issued by the American Home Assurance Company ("American Home Guarantee Period"), filed as an exhibit to this Registration Statement (the "American Home Guarantee"), the Depositor hereby undertakes to provide notice to contract owners promptly after the happening of significant events related to the American Home Guarantee.

These significant events include: (i) termination of the American Home Guarantee that has a material adverse effect on the contract owner's rights under the American Home Guarantee; (ii) a default under the American Home Guarantee that has a material adverse effect on the contract owner's rights under the American Home Guarantee; or (iii) the insolvency of American Home Assurance Company ("American Home").

Depositor hereby undertakes during the American Home Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of American Home in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of American Home regarding such financial statements.

During the American Home Guarantee Period, the Depositor hereby undertakes to include in the prospectus to contract owners, an offer to supply the Statement of Additional Information which shall contain the annual audited statutory financial statements of American Home, free of charge upon a contract owner's request.

                                   SIGNATURES

As required by The Securities Act of 1933 and The Investment Company Act of 1940, the Registrant, The Variable Annuity Life Insurance Company Separate Account A, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf, in the City of Houston, and State of Texas on this 30th day of April, 2009.

                                    THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                                    SEPARATE ACCOUNT A
                                    (Registrant)

                                BY: THE VARIABLE ANNUITY LIFE INSURANCE COMPANY (On behalf of the Registrant and itself)

                                BY:  /s/KATHERINE STONER
                                   ---------------------------------------------
                                     Katherine Stoner
                                     Vice President, Deputy General Counsel
                                     and Secretary

As required by The Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                                   Title                               Date
---------                                   -----                               ----
*                                           Director                            April 30, 2009
----------------------------------------
Jay S. Wintrob

*                                           Director and Chief                  April 30, 2009
----------------------------------------    Executive Officer
Bruce R. Abrams

*                                           Director                            April 30, 2009
----------------------------------------
Michael J. Akers

*                                           Director                            April 30, 2009
----------------------------------------
Jim Coppedge

*                                           Director and Principal              April 30, 2009
----------------------------------------    Financial Officer
N. Scott Gillis

*                                            Director                           April 30, 2009
----------------------------------------
Sharla A. Jackson

*                                           Director                            April 30, 2009
----------------------------------------
Kathleen M. McCutcheon

*                                           Director                            April 30, 2009
----------------------------------------
Christopher J. Swift

 /s/DAVID JORGENSEN                         Vice President and Controller       April 30, 2009
----------------------------------------    (Principal Accounting Officer)
David Jorgensen

*/s/ KATHERINE STONER                       Attorney-In-Fact                    April 30, 2009
----------------------------------------
Katherine Stoner

                                   SIGNATURES

       American Home Assurance Company has caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 30th day of April, 2009.

                                          AMERICAN HOME ASSURANCE COMPANY

                                     BY:  /s/ ROBERT S. SCHIMEK
                                          --------------------------------------
                                          ROBERT S. SCHIMEK
                                          CHIEF FINANCIAL OFFICER, SENIOR VICE
                                          PRESIDENT AND TREASURER

       This Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                     Title                         Date
---------                           ------------------------           --------------
*KRISTIAN PHILIP MOOR               Director and Chairman              April 30, 2009
----------------------------
  KRISTIAN PHILIP MOOR

*JOHN QUINLAN DOYLE                 Director, President and            April 30, 2009
----------------------------        Chief Executive Officer
  JOHN QUINLAN DOYLE

*ROBERT S. SCHIMEK                  Director, Chief Financial          April 30, 2009
----------------------------        Officer, Senior Vice
  ROBERT S. SCHIMEK                 President, and Treasurer


*MERTON BERNARD AIDINOFF            Director                           April 30, 2009
----------------------------
  MERTON BERNARD AIDINOFF

*DAVID NEIL FIELDS                  Director                           April 30, 2009
----------------------------
  DAVID NEIL FIELDS

*KENNETH VINCENT HARKINS            Director                           April 30, 2009
----------------------------
  KENNETH VINCENT HARKINS

*DAVID LAWRENCE HERZOG              Director                           April 30, 2009
----------------------------
  DAVID LAWRENCE HERZOG

----------------------------        Director                           April 30, 2009
LOUIS PHILIP IGLESIAS

 *ROBERT EDWARD LEWIS               Director                           April 30, 2009
----------------------------
  ROBERT EDWARD LEWIS

----------------------------        Director                           April 30, 2009
MONIKA MARIA MACHON

----------------------------        Director                           April 30, 2009
CHRISTOPHER LOUIS SPARRO

*NICHOLAS SHAW TYLER                Director                           April 30, 2009
----------------------------
  NICHOLAS SHAW TYLER

*NICHOLAS CHARLES WALSH             Director                           April 30, 2009
----------------------------
  NICHOLAS CHARLES WALSH

*MARK TIMOTHY WILLIS                Director                           April 30, 2009
----------------------------
  MARK TIMOTHY WILLIS

*  BY: /S/ ROBERT S. SCHIMEK
       ---------------------
       ROBERT S. SCHIMEK
       ATTORNEY-IN-FACT
       (Exhibit 14 to the Registration Statement)

                                Index of Exhibits

Exhibit No.
10.           Consent of Independent Registered Public Accounting Firm.